UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2020

Date of reporting period: February 29, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

FEB    02.29.20

SEMI-ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

April 15, 2020

This report provides management’s discussion of fund performance for AB All Market Total Return Portfolio for the semi-annual reporting period ended February 29, 2020.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	-0.60%	5.82%

Class C Shares	-0.92%	5.02%

Advisor Class Shares[1]	-0.47%	6.10%

Class R Shares[1]	-0.80%	5.32%

Class K Shares[1]	-0.63%	5.68%

Class I Shares[1]	-0.49%	6.02%

Primary Benchmark: MSCI ACWI (net)	1.13%	3.89%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	2.07%	10.22%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended February 29, 2020.

All share classes of the Fund underperformed the primary benchmark for the six-month period, but outperformed for the 12-month period; during both periods, all share classes of the Fund underperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), before sales charges. Equity markets were volatile during both periods; the Fund’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, outperformed the all-equity benchmark. For the six-month period, overall allocations within equities and alternative strategies detracted from absolute performance, while allo-

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cations within fixed-income assets contributed. Security selection within all three asset classes detracted.

During the 12-month period, overall allocations within fixed-income assets and alternative strategies contributed to absolute performance, while allocations to equities detracted. Security selection within all three asset classes detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, credit default swaps, interest rate swaps and inflation swaps, which contributed to absolute performance for both periods, while total return swaps, variance swaps and purchased swaptions detracted; purchased options and written options detracted for the six-month period, but contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities rose modestly during the six-month period ended February 29, 2020, as the economic impact of the novel coronavirus, which causes the disease known as COVID-19, took a toll on global markets and pared back earlier double-digit gains. Equity markets experienced heightened volatility, and global economic weakness persisted throughout the early part of the period. The overall outlook for investors was balanced by a potential resolution to the US-China trade dispute and supportive monetary policy from the US Federal Reserve (the “Fed”) and global central banks, as well as improving economic data. The much-anticipated phase-one US-China trade accord and strong corporate earnings sparked a rally that sent global markets higher; however, the onset of COVID-19 touched off increased volatility as investors struggled to discern the severity of its impact. Markets rose to all-time highs in mid-February, buoyed by the belief that the fallout from the coronavirus outbreak would be short-lived. Early efforts to contain the virus proved ineffective and, as it spread across the globe, manufacturing production and worldwide supply chains suffered, causing markets to retract dramatically. Asian markets declined sharply, followed by other global markets, including the US. Emerging-market countries more closely tied to commodities, such as Brazil, Chile, Russia and South Africa, faced outsized pressure. For the most part, growth stocks continued to outperform value over the entire period, and large-cap stocks outperformed their small-cap peers.

Global fixed-income markets advanced over the six-month period. Long-dated developed-market treasuries were robust performers, given their interest-rate sensitivity, even as yields trended higher in September before beginning to fall in January. US interest rates fell near record lows in February as COVID-19 impacted trade and market expectations, which drove oil prices sharply lower. Investment-grade corporate bonds outperformed in the US and globally, along with global high-yield bonds and

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securitized assets, while US high-yield and emerging-market sovereigns posted positive results but trailed the overall global fixed-income market. The Fed lowered interest rates two times during the period and increased its balance sheet to manage liquidity in the repurchase-agreement market. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates, and the Japanese government implemented a significant fiscal stimulus program in December. China announced substantive monetary and fiscal measures to combat the economic impact from the coronavirus, while central bankers and governments signaled more monetary and fiscal measures to boost economic growth in the wake of declining trade, disrupted supply chains and resulting industry headwinds.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets.

These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

(continued on next page)

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Alternative investments include various instruments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the

(continued on next page)

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Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s

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DISCLOSURES AND RISKS (continued)

net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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DISCLOSURES AND RISKS (continued)

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the

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DISCLOSURES AND RISKS (continued)

Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.82%	1.34%

5 Years	3.28%	2.39%

10 Years	5.80%	5.34%

CLASS C SHARES

1 Year	5.02%	4.02%

5 Years	2.52%	2.52%

10 Years	5.03%	5.03%

ADVISOR CLASS SHARES[1]

1 Year	6.10%	6.10%

5 Years	3.55%	3.55%

10 Years	6.09%	6.09%

CLASS R SHARES[1]

1 Year	5.32%	5.32%

5 Years	2.86%	2.86%

10 Years	5.38%	5.38%

CLASS K SHARES[1]

1 Year	5.68%	5.68%

5 Years	3.18%	3.18%

10 Years	5.72%	5.72%

CLASS I SHARES[1]

1 Year	6.02%	6.02%

5 Years	3.52%	3.52%

10 Years	6.06%	6.06%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.10%, 1.85%, 0.85%, 1.51%, 1.20% and 0.87% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.26%

5 Years	-0.55%

10 Years	3.27%

CLASS C SHARES

1 Year	-12.02%

5 Years	-0.44%

10 Years	2.96%

ADVISOR CLASS SHARES[1]

1 Year	-10.23%

5 Years	0.57%

10 Years	4.00%

CLASS R SHARES[1]

1 Year	-10.84%

5 Years	-0.10%

10 Years	3.31%

CLASS K SHARES[1]

1 Year	-10.54%

5 Years	0.21%

10 Years	3.65%

CLASS I SHARES[1]

1 Year	-10.21%

5 Years	0.54%

10 Years	3.98%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$994.00	$5.11	1.03%	$5.21	1.05%
Hypothetical**	$1,000	$1,019.74	$5.17	1.03%	$5.27	1.05%
Class C
Actual	$1,000	$990.80	$8.81	1.78%	$8.91	1.80%
Hypothetical**	$1,000	$1,016.01	$8.92	1.78%	$9.02	1.80%
Advisor Class
Actual	$1,000	$995.30	$3.87	0.78%	$3.97	0.80%
Hypothetical**	$1,000	$1,020.98	$3.92	0.78%	$4.02	0.80%
Class R
Actual	$1,000	$992.00	$7.13	1.44%	$7.23	1.46%
Hypothetical**	$1,000	$1,017.70	$7.22	1.44%	$7.33	1.46%
Class K
Actual	$1,000	$993.70	$5.60	1.13%	$5.70	1.15%
Hypothetical**	$1,000	$1,019.24	$5.67	1.13%	$5.77	1.15%
Class I
Actual	$1,000	$995.10	$3.97	0.80%	$4.07	0.82%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%	$4.12	0.82%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

February 29, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $673.7

1

All data are as of February 29, 2020. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following: Angola, Argentina, Australia, Bahrain, Belgium, Bermuda, Cameroon, Cayman Islands, Chile, Colombia, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Ghana, Honduras, Hong Kong, Indonesia, Ireland, Italy, Ivory Coast, Jamaica, Kenya, Kuwait, Lebanon, Macau, Malaysia, Mexico, Mongolia, Nigeria, Norway, Oman, Peru, Philippines, Russia, Senegal, South Africa, South Korea, Spain, Sri Lanka, Sweden, Taiwan, Thailand, Trinidad & Tobago, Turkey, Ukraine, Venezuela and Zambia.

2

“Other” represents less than 0.1% weightings in the following security types: Commercial Mortgage-Backed Securities, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Preferred Stocks, Quasi-Sovereigns and Warrants.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 29, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.2%
Information Technology – 11.4%
Communications Equipment – 0.3%
Acacia Communications, Inc.(a)	31,441	$2,154,023

Electronic Equipment, Instruments & Components – 1.7%
Amphenol Corp. – Class A	45,952	4,212,879
CDW Corp./DE	19,010	2,171,322
Fitbit, Inc. – Class A(a)(b)	215,703	1,378,342
Hitachi Ltd.	7,500	250,470
Ingenico Group SA	5,449	776,642
IPG Photonics Corp.(a)	5,931	757,033
KEMET Corp.	70,843	1,847,586

		11,394,274

IT Services – 3.0%
Accenture PLC – Class A	4,326	781,232
Akamai Technologies, Inc.(a)	5,845	505,651
Amadeus IT Group SA – Class A	9,210	652,907
Atos SE	3,920	294,931
Automatic Data Processing, Inc.	17,662	2,733,018
Booz Allen Hamilton Holding Corp.	12,936	922,337
Capgemini SE	5,880	651,605
CGI, Inc.(a)	4,060	285,266
Cognizant Technology Solutions Corp. – Class A	41,437	2,524,756
Fidelity National Information Services, Inc.	4,800	670,656
Mastercard, Inc. – Class A	23,972	6,957,873
Paychex, Inc.	15,910	1,232,707
Visa, Inc. – Class A	12,186	2,214,928

		20,427,867

Semiconductors & Semiconductor Equipment – 1.0%
Cypress Semiconductor Corp.	96,007	2,216,802
Intel Corp.	19,208	1,066,428
Lam Research Corp.	2,130	625,006
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	26,640	1,434,297
Texas Instruments, Inc.	10,223	1,166,853

		6,509,386

Software – 4.2%
Avaya Holdings Corp.(a)	8,861	114,839
Cadence Design Systems, Inc.(a)	9,288	614,308
Check Point Software Technologies Ltd.(a)	9,450	980,910
Citrix Systems, Inc.	12,210	1,262,392
Constellation Software, Inc./Canada	1,443	1,470,070

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fortinet, Inc.(a)	6,562	$669,718
Microsoft Corp.	90,111	14,598,884
Monitronics International, Inc.(a)	2,230	18,977
Monitronics International, Inc.(a)(c)(d)(e)	2,239	18,330
Nice Ltd.(a)	5,831	953,758
NortonLifeLock, Inc.	26,960	513,049
Oracle Corp.	45,820	2,266,257
Oracle Corp. Japan	12,400	966,540
RIB Software SE	17,940	582,368
ServiceNow, Inc.(a)	2,690	877,182
Synopsys, Inc.(a)	4,810	663,443
TiVo Corp.	48,632	368,144
Trend Micro, Inc./Japan	31,800	1,578,146

		28,517,315

Technology Hardware, Storage & Peripherals – 1.2%
Apple, Inc.	15,009	4,102,861
Hewlett Packard Enterprise Co.	31,790	406,594
HP, Inc.	35,970	747,816
Samsung Electronics Co., Ltd.	48,485	2,182,375
Seagate Technology PLC	11,420	547,589

		7,987,235

		76,990,100

Financials – 8.1%
Banks – 3.0%
Banco do Brasil SA	11,200	117,362
Bank Leumi Le–Israel BM	208,970	1,350,761
Bank of Communications Co., Ltd. – Class A	185,800	139,283
Bank of Nanjing Co., Ltd.	48,400	54,439
Carolina Financial Corp.	38,607	1,250,867
CenterState Bank Corp.	13,108	265,175
China Everbright Bank Co., Ltd.	239,180	130,560
China Minsheng Banking Corp., Ltd. – Class H	217,500	148,847
Chongqing Rural Commercial Bank Co., Ltd. – Class H	67,000	30,614
CIT Group, Inc.	12,880	511,465
Citigroup, Inc.	18,587	1,179,531
Credicorp Ltd.	3,160	572,813
DBS Group Holdings Ltd.	132,600	2,318,405
DNB ASA	24,397	408,633
Grupo Financiero Banorte SAB de CV – Class O	24,735	135,243
IBERIABANK Corp.	29,945	1,802,389
JPMorgan Chase & Co.	14,117	1,639,125

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Jyske Bank A/S(a)(b)	41,240	$1,420,340
KBC Group NV	15,810	1,053,364
PNC Financial Services Group, Inc. (The)	8,350	1,055,440
Royal Bank of Canada	13,200	981,653
Texas Capital Bancshares, Inc.(a)	14,401	677,999
Toronto–Dominion Bank (The)	17,029	875,904
Wells Fargo & Co.	42,042	1,717,416

		19,837,628

Capital Markets – 3.0%
BlackRock, Inc. – Class A	1,609	744,983
Charles Schwab Corp. (The)	107,934	4,398,311
China Cinda Asset Management Co., Ltd. – Class H	704,000	149,286
CI Financial Corp.	10,080	167,393
CME Group, Inc. – Class A	10,216	2,031,145
E*TRADE Financial Corp.	34,559	1,582,111
Franklin Resources, Inc.	18,318	398,600
Goldman Sachs Group, Inc. (The)	2,939	590,063
Japan Exchange Group, Inc.(b)	30,200	504,976
Julius Baer Group Ltd.(a)	51,630	2,171,975
Korea Investment Holdings Co., Ltd.(a)	2,092	109,101
Legg Mason, Inc.	22,710	1,131,412
Moody’s Corp.	1,730	415,252
NH Investment & Securities Co., Ltd.(a)	13,370	111,322
Partners Group Holding AG	1,140	989,316
S&P Global, Inc.	5,443	1,447,349
Singapore Exchange Ltd.	249,900	1,543,150
TD Ameritrade Holding Corp.	42,535	1,796,253

		20,281,998

Consumer Finance – 0.1%
Ally Financial, Inc.	20,619	516,918
Samsung Card Co., Ltd.	4,880	135,411

		652,329

Diversified Financial Services – 0.6%
Berkshire Hathaway, Inc. – Class B(a)	15,484	3,194,969
Far East Horizon Ltd.	141,000	125,041
Investor AB – Class B	755	37,817
Pargesa Holding SA	7,071	521,244
Voya Financial, Inc.	4,798	252,567

		4,131,638

Insurance – 1.3%
Admiral Group PLC	25,960	712,502
Aegon NV	63,374	215,718
American Financial Group, Inc./OH	9,570	884,459
BB Seguridade Participacoes SA	17,900	127,488

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fidelity National Financial, Inc.	20,148	$780,936
Gjensidige Forsikring ASA	11,257	228,782
iA Financial Corp., Inc.	6,230	296,543
Japan Post Holdings Co., Ltd.	21,400	185,974
Manulife Financial Corp.	17,473	293,679
MetLife, Inc.	6,172	263,668
PICC Property & Casualty Co., Ltd. – Class H	670,000	708,510
Porto Seguro SA	10,500	143,181
Poste Italiane SpA(f)	7,520	80,559
Progressive Corp. (The)	11,800	863,288
Prudential Financial, Inc.	1,048	79,072
Reinsurance Group of America, Inc. – Class A	4,270	521,068
RenaissanceRe Holdings Ltd.	3,310	564,024
Sampo Oyj – Class A	19,250	786,593
Swiss Re AG	4,560	433,795
Zurich Insurance Group AG	2,090	809,314

		8,979,153

Thrifts & Mortgage Finance – 0.1%
Essent Group Ltd.	17,240	752,353

		54,635,099

Consumer Discretionary – 8.1%
Auto Components – 0.6%
Aptiv PLC	37,256	2,910,066
ATD New Holdings, Inc.(a)(c)(d)	2,609	60,659
Delphi Technologies PLC(a)	73,299	1,034,982
Faurecia SE	2,201	100,646
Magna International, Inc. – Class A (Canada)	5,500	250,322

		4,356,675

Automobiles – 0.2%
Fiat Chrysler Automobiles NV	77,028	970,601
Hyundai Motor Co.	1,284	122,655
Nissan Motor Co., Ltd.	26,900	115,289

		1,208,545

Diversified Consumer Services – 0.6%
H&R Block, Inc.(b)	22,567	466,460
Service Corp. International/US	69,868	3,338,992

		3,805,452

Hotels, Restaurants & Leisure – 2.2%
Accor SA	40,211	1,462,587
Aristocrat Leisure Ltd.	57,780	1,267,345
Caesars Entertainment Corp.(a)	182,284	2,316,829
Compass Group PLC	47,197	1,039,865
eDreams ODIGEO SA(a)	29,487	123,392
Las Vegas Sands Corp.	32,362	1,887,028
Marriott International, Inc./MD – Class A	9,395	1,164,980

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

McDonald’s Corp.	4,690	$910,657
Starbucks Corp.	9,100	713,713
Stars Group, Inc. (The)(a)	92,875	2,131,481
Transat AT, Inc.(a)	77,327	853,780
Yum China Holdings, Inc.	13,760	602,551

		14,474,208

Household Durables – 0.2%
Coway Co., Ltd.	2,160	123,120
DR Horton, Inc.	3,290	175,258
Hovnanian Enterprises, Inc. – Class A(a)(b)	318	7,871
Lennar Corp. – Class A	9,500	573,230
NVR, Inc.(a)	180	660,092
Taylor Wimpey PLC	43,010	113,571

		1,653,142

Internet & Direct Marketing Retail – 0.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	2,730	567,840
Amazon.com, Inc.(a)	854	1,608,723
Booking Holdings, Inc.(a)	210	356,089
eBay, Inc.(b)	16,913	585,866
Naspers Ltd. – Class N	13,261	2,073,437
Prosus NV(a)	11,336	792,725

		5,984,680

Media – 0.3%
Cineplex, Inc.(b)	72,034	1,770,461

Multiline Retail – 0.2%
Dollar General Corp.	7,920	1,190,376
Next PLC	5,569	438,927

		1,629,303

Specialty Retail – 2.1%
AutoZone, Inc.(a)	1,090	1,125,436
GrandVision NV(b)(f)	55,244	1,679,572
Home Depot, Inc. (The)	4,741	1,032,779
O’Reilly Automotive, Inc.(a)	300	110,616
Ross Stores, Inc.	13,217	1,437,745
Tiffany & Co.	17,004	2,271,564
TJX Cos., Inc. (The)	58,134	3,476,413
Ulta Salon Cosmetics & Fragrance, Inc.(a)	11,741	3,018,494

		14,152,619

Textiles, Apparel & Luxury Goods – 0.8%
adidas AG	5,410	1,523,176
Deckers Outdoor Corp.(a)	6,900	1,199,220
NIKE, Inc. – Class B	16,967	1,516,511
Samsonite International SA(f)	616,800	1,086,165

		5,325,072

		54,360,157

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 7.4%
Biotechnology – 0.6%
Amgen, Inc.	3,023	$603,784
Exact Sciences Corp.(a)(b)	4,060	328,657
Gilead Sciences, Inc.	16,297	1,130,360
Ra Pharmaceuticals, Inc.(a)	37,161	1,737,648
Vertex Pharmaceuticals, Inc.(a)	2,535	567,916

		4,368,365

Health Care Equipment & Supplies – 1.7%
Abbott Laboratories	67,357	5,188,510
Baxter International, Inc.	8,774	732,366
Koninklijke Philips NV	36,432	1,560,171
Medtronic PLC	8,123	817,742
ResMed, Inc.	1,612	256,244
STERIS PLC	1,050	166,551
Stryker Corp.	2,381	453,795
Wright Medical Group NV(a)	75,117	2,272,289

		11,447,668

Health Care Providers & Services – 1.1%
Anthem, Inc.	15,957	4,102,385
Galenica AG(a)(f)	12,170	822,909
Henry Schein, Inc.(a)	20,004	1,219,044
Sinopharm Group Co., Ltd. – Class H	37,600	118,123
UnitedHealth Group, Inc.	5,140	1,310,494

		7,572,955

Health Care Technology – 0.1%
Cerner Corp.	9,790	678,153

Life Sciences Tools & Services – 0.8%
Agilent Technologies, Inc.	7,668	590,973
IQVIA Holdings, Inc.(a)	32,778	4,572,203

		5,163,176

Pharmaceuticals – 3.1%
Allergan PLC	11,467	2,186,413
Astellas Pharma, Inc.	56,100	879,267
Bristol–Myers Squibb Co.	15,510	916,021
Eli Lilly & Co.	1,530	192,979
GlaxoSmithKline PLC	49,800	1,004,932
Horizon Therapeutics PLC(a)	1,435	49,106
Johnson & Johnson	21,295	2,863,751
Merck & Co., Inc.	30,550	2,338,908
Novo Nordisk A/S – Class B	17,330	1,015,346
Roche Holding AG	12,904	4,149,070
Sanofi	9,362	873,154

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Zoetis, Inc.	30,816	$4,105,616

		20,574,563

		49,804,880

Industrials – 5.3%
Aerospace & Defense – 0.4%
Airbus SE	3,220	388,649
Arconic, Inc.	22,043	646,962
Korea Aerospace Industries Ltd.(a)	4,340	92,797
L3Harris Technologies, Inc.	6,030	1,192,312
MTU Aero Engines AG	1,770	437,938

		2,758,658

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	22,791	1,570,300
Hyundai Glovis Co., Ltd.	1,098	112,007
Kuehne & Nagel International AG	2,240	327,894
ZTO Express Cayman, Inc. (ADR)	10,139	237,861

		2,248,062

Airlines – 0.1%
Qantas Airways Ltd.	223,900	818,916

Building Products – 0.5%
Allegion PLC	21,761	2,502,297
Johnson Controls International PLC	15,550	568,664

		3,070,961

Commercial Services & Supplies – 1.4%
Advanced Disposal Services, Inc.(a)	65,728	2,172,968
Copart, Inc.(a)	7,894	666,885
Secom Co., Ltd.	35,300	2,799,494
Stericycle, Inc.(a)(b)	67,724	3,889,389

		9,528,736

Construction & Engineering – 0.0%
WillScot Corp.(a)	1,235	21,662

Consumer Cyclical – Automotive – 0.0%
Exide Technologies(a)(c)(d)(e)	48,846	40,542
Exide Technologies/Old(a)(c)(d)(e)	1,244	1,033

		41,575

Electrical Equipment – 0.0%
Fangda Carbon New Material Co., Ltd. – Class A(a)	82,800	121,075

Industrial Conglomerates – 0.4%
3M Co.	16,218	2,420,374
CITIC Ltd.	114,000	128,707
Toshiba Corp.(b)	8,100	219,233

		2,768,314

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.6%
Dover Corp.	8,253	$847,913
Mitsubishi Heavy Industries Ltd.	5,000	157,987
PACCAR, Inc.	8,556	572,396
Volvo AB – Class B	25,256	396,435
WABCO Holdings, Inc.(a)	15,956	2,155,656

		4,130,387

Marine – 0.0%
MISC Bhd	20,500	37,323

Professional Services – 1.2%
Experian PLC	30,720	1,022,481
ManpowerGroup, Inc.	2,884	219,011
RELX PLC	97,141	2,337,086
Thomson Reuters Corp.	4,157	308,806
Verisk Analytics, Inc. – Class A	20,205	3,133,997
Wolters Kluwer NV	15,680	1,147,995

		8,169,376

Road & Rail – 0.0%
Nippon Express Co., Ltd.	4,100	196,635

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(a)	3,113	162,125
Aircastle Ltd.	23,516	748,985
Emeco Holdings Ltd.(a)(b)	4,397	5,544
Xiamen C & D, Inc.	116,200	128,752

		1,045,406

Transportation Infrastructure – 0.2%
Aena SME SA(f)	740	119,190
Flughafen Zurich AG	3,759	570,118
International Container Terminal Services, Inc.	49,780	104,635
Westports Holdings Bhd	146,800	121,156

		915,099

		35,872,185

Communication Services – 4.2%
Diversified Telecommunication Services – 1.0%
Comcast Corp. – Class A	90,274	3,649,778
Elisa Oyj	1,340	77,186
HKT Trust & HKT Ltd. – Class SS	512,000	770,889
Nippon Telegraph & Telephone Corp.	44,800	1,045,173
Telenor ASA	16,855	273,075
Verizon Communications, Inc.	16,035	868,456

		6,684,557

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.3%
Daiichikosho Co., Ltd.	8,300	$339,327
Live Nation Entertainment, Inc.(a)	3,525	214,214
Nintendo Co., Ltd.	3,800	1,273,890

		1,827,431

Interactive Media & Services – 2.0%
Alphabet, Inc. – Class A(a)	666	891,940
Alphabet, Inc. – Class C(a)	5,880	7,875,260
Auto Trader Group PLC(f)	174,770	1,176,822
Facebook, Inc. – Class A(a)	20,000	3,849,401

		13,793,423

Media – 0.1%
Charter Communications, Inc. – Class A(a)	193	95,182
Clear Channel Outdoor Holdings, Inc.(a)	12,473	25,819
DISH Network Corp. – Class A(a)	609	20,414
iHeartMedia, Inc. – Class A(a)(b)(d)	288	4,352
Informa PLC	43,580	385,701

		531,468

Wireless Telecommunication Services – 0.8%
Advanced Info Service PCL	20,700	131,199
China Mobile Ltd.	136,000	1,082,371
DiGi.Com Bhd	78,400	78,171
Globe Telecom, Inc.	3,280	114,470
KDDI Corp.	55,000	1,553,946
PLDT, Inc.	6,210	120,746
SoftBank Group Corp.	43,000	1,997,706
Sprint Corp.(a)	32,024	294,301
T–Mobile US, Inc.(a)	640	57,703

		5,430,613

		28,267,492

Consumer Staples – 2.9%
Beverages – 0.4%
Asahi Group Holdings Ltd.	5,000	191,388
Coca-Cola Bottlers Japan Holdings, Inc.(b)	5,300	122,240
Coca-Cola European Partners PLC	11,393	580,587
PepsiCo, Inc.	12,759	1,684,571

		2,578,786

Food & Staples Retailing – 0.7%
Casino Guichard Perrachon SA(b)	7,322	284,445
Koninklijke Ahold Delhaize NV	51,940	1,213,436
Metro, Inc./CN	3,718	144,814
Southeastern Grocers, Inc. Npv(a)(c)(d)(e)	2,013	60,390
Sysco Corp.	16,970	1,131,050
Walmart, Inc.	13,810	1,487,061

		4,321,196

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food Products – 0.7%
Ajinomoto Co., Inc.	14,000	$234,878
Danone SA	15,107	1,066,229
General Mills, Inc.	520	25,480
Hershey Co. (The)	730	105,113
Kellogg Co.	8,900	538,183
Morinaga & Co., Ltd./Japan	14,300	567,659
Nestle Malaysia Bhd	4,100	140,096
Nestle SA	6,280	646,248
NH Foods Ltd.	6,000	226,050
Salmar ASA	24,220	1,094,571
Tyson Foods, Inc. – Class A	3,331	225,942

		4,870,449

Household Products – 0.6%
Kimberly–Clark Corp.	4,220	553,622
Kimberly–Clark de Mexico SAB de CV – Class A	72,310	137,655
Procter & Gamble Co. (The)	21,749	2,462,639
Reckitt Benckiser Group PLC	15,610	1,153,467

		4,307,383

Personal Products – 0.3%
L’Oreal SA	3,478	934,832
Pola Orbis Holdings, Inc.	10,800	205,563
Unilever PLC	20,313	1,092,024

		2,232,419

Tobacco – 0.2%
KT&G Corp.	1,630	113,408
Philip Morris International, Inc.	14,796	1,211,348

		1,324,756

		19,634,989

Materials – 1.9%
Chemicals – 1.3%
Akzo Nobel NV	3,910	312,841
BASF SE	8,015	474,361
International Flavors & Fragrances, Inc.(b)	46,700	5,593,726
Mitsubishi Chemical Holdings Corp.	29,300	195,881
Nitto Denko Corp.	3,300	164,088
OMNOVA Solutions, Inc.(a)	132,898	1,343,599
PhosAgro PJSC (GDR)(f)	33,949	373,778
Sinopec Shanghai Petrochemical Co., Ltd.	196,390	113,023
Sumitomo Chemical Co., Ltd.	52,300	190,581

		8,761,878

Containers & Packaging – 0.1%
Avery Dennison Corp.	4,850	555,276
Westrock Co.	16	532

		555,808

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Artsonig Pty Ltd.(c)(d)(e)	51,133	$	– 0	–
Constellium SE(a)	4,470		55,428
Continental Gold, Inc.(a)	365,630		1,492,757
Evraz PLC	66,755		285,067
Fortescue Metals Group Ltd.	43,582		291,100
Kirkland Lake Gold Ltd.	5,432		175,192
Neenah Enterprises, Inc.(a)(c)(d)(e)	10,896		– 0	–
Southern Copper Corp.	15,500		521,575

			2,821,119

Paper & Forest Products – 0.1%
Mondi PLC	24,388		495,311

			12,634,116

Energy – 1.2%
Oil, Gas & Consumable Fuels – 1.2%
Battalion Oil Corp.(a)	1		7
Berry Petroleum Corp.	9,850		62,745
CHC Group LLC(a)(g)	2,966		742
Chevron Corp.	5,757		537,358
Exxon Mobil Corp.	2,792		143,620
HollyFrontier Corp.	8,360		281,565
Inpex Corp.	21,600		190,108
K2016470219 South Africa Ltd. – Series A(c)(d)(e)	465,862		– 0	–
K2016470219 South Africa Ltd. – Series B(c)(d)(e)	73,623		– 0	–
LUKOIL PJSC (Sponsored ADR)	12,409		1,071,393
Marathon Petroleum Corp.	42,749		2,027,158
Paragon Litigation – Class A(c)(d)	649		97
Paragon Litigation – Class B(c)(d)	974		14,773
Phillips 66	4,440		332,378
PTT Exploration & Production PCL	33,000		110,854
Royal Dutch Shell PLC – Class B	100,521		2,178,815
Tervita Corp.(a)	29,494		152,716
TOTAL SA	9,774		422,455
Valero Energy Corp.	4,050		268,313
Vantage Drilling International(a)(d)	573		12,606
Yanzhou Coal Mining Co., Ltd. – Class H	136,000		104,510

			7,912,213

Real Estate – 0.9%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Fibra Uno Administracion SA de CV	102,911		155,859
Host Hotels & Resorts, Inc.	37,017		536,006
Japan Retail Fund Investment Corp.(b)	98		185,780
Nippon Building Fund, Inc.	113		844,817

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Taubman Centers, Inc.	26,681	$1,389,013
Vornado Realty Trust	10,133	542,926

		3,654,401

Real Estate Management & Development – 0.4%
Agile Group Holdings Ltd.	98,000	140,116
CBRE Group, Inc. – Class A(a)	27,541	1,546,152
Guangzhou R&F Properties Co., Ltd. – Class H	72,400	114,151
Nomura Real Estate Holdings, Inc.	11,600	250,278
Vonovia SE	11,780	637,393

		2,688,090

		6,342,491

Utilities – 0.8%
Electric Utilities – 0.4%
Enel SpA	198,601	1,666,894
Manila Electric Co.	21,170	112,048
PPL Corp.	19,984	599,720
Terna Rete Elettrica Nazionale SpA	52,287	345,656

		2,724,318

Gas Utilities – 0.0%
Snam SpA	30,160	149,545

Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy, Inc.	4,140	137,490
Uniper SE	11,660	346,585

		484,075

Multi–Utilities – 0.2%
Canadian Utilities Ltd. – Class A(b)	1,214	35,925
Engie SA	24,040	401,444
Public Service Enterprise Group, Inc.	11,240	576,724
Suez	10,300	163,552

		1,177,645

Water Utilities – 0.1%
Guangdong Investment Ltd.	244,000	463,373

		4,998,956

Total Common Stocks (cost $320,903,522)		351,452,678

INVESTMENT COMPANIES – 7.3%
Funds and Investment Trusts – 7.3%(h)
Consumer Staples Select Sector SPDR Fund(b)	22,559	1,308,197

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Industrial Select Sector SPDR Fund(b)		13,018	$951,356
iShares Core U.S. Aggregate Bond ETF		40,883	4,751,422
iShares Global Healthcare ETF(b)		31,019	1,955,438
iShares JP Morgan USD Emerging Markets Bond ETF		15,161	1,730,173
iShares Russell 2000 ETF(b)		591	86,481
iShares US Technology ETF(b)		5,747	1,300,144
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		21,740	704,593
Vanguard Global ex–U.S. Real Estate ETF		314,493	17,026,651
Vanguard Real Estate ETF		187,227	16,350,534
Vanguard Total International Bond ETF		54,960	3,187,130

Total Investment Companies (cost $49,782,281)			49,352,119

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 5.5%
Industrial – 4.4%
Basic – 0.5%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(f)	U.S.$	16	16,525
Arconic Rolled Products Corp. 6.125%, 02/15/2028(f)		33	33,927
CF Industries, Inc. 3.45%, 06/01/2023		78	79,197
4.95%, 06/01/2043		3	3,185
5.375%, 03/15/2044		76	85,429
Commercial Metals Co. 5.375%, 07/15/2027		140	143,430
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		102	105,214
Eldorado Gold Corp. 9.50%, 06/01/2024(f)		208	224,838
ERP Iron Ore, LLC 9.039%, 12/31/2019(a)(c)(d)(e)(i)(j)		12	10,336
Flex Acquisition Co., Inc. 7.875%, 07/15/2026(f)		148	150,377
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(f)		107	104,169
Freeport-McMoRan, Inc. 3.55%, 03/01/2022		99	100,039
3.875%, 03/15/2023		186	186,889
5.00%, 09/01/2027		138	138,142
5.25%, 09/01/2029(b)		138	138,657

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(f)	U.S.$	123	$122,120
Hecla Mining Co. 7.25%, 02/15/2028		126	123,816
Joseph T Ryerson & Son, Inc. 11.00%, 05/15/2022(f)		301	313,272
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(f)	EUR	100	105,590
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(c)(e)(i)(k)	U.S.$	146	– 0	–
OCI NV 5.00%, 04/15/2023(f)	EUR	100	112,565
Olin Corp. 5.625%, 08/01/2029	U.S.$	116	116,906
Peabody Energy Corp. 6.00%, 03/31/2022(b)(f)		16	13,426
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 07/15/2023(f)		152	154,002
Sealed Air Corp. 6.875%, 07/15/2033(f)		170	203,008
SPCM SA 4.875%, 09/15/2025(f)		142	144,832
Valvoline, Inc. 4.25%, 02/15/2030(f)		165	163,003
5.50%, 07/15/2024		17	17,709
WR Grace & Co.-Conn 5.625%, 10/01/2024(f)		23	25,061

			3,135,664

Capital Goods – 0.4%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(f)(j)	EUR	202	222,099
Ball Corp. 5.00%, 03/15/2022	U.S.$	142	148,730
Bombardier, Inc. 5.75%, 03/15/2022(f)		364	371,571
7.50%, 03/15/2025(f)		22	21,744
Clean Harbors, Inc. 4.875%, 07/15/2027(f)		3	3,153
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(f)		74	73,435
Colfax Corp. 6.00%, 02/15/2024(f)		23	23,889
6.375%, 02/15/2026(f)		24	25,866

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EnerSys 4.375%, 12/15/2027(f)	U.S.$	100	$101,480
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(f)		130	131,890
GFL Environmental, Inc. 5.625%, 05/01/2022(f)		157	159,556
7.00%, 06/01/2026(f)		39	40,985
8.50%, 05/01/2027(f)		83	89,962
Granite US Holdings Corp. 11.00%, 10/01/2027(f)		54	56,616
Griffon Corp. 5.75%, 03/01/2028(f)		163	164,338
Jeld-Wen, Inc. 4.625%, 12/15/2025(f)		17	17,176
Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025(f)		51	49,433
Moog, Inc. 4.25%, 12/15/2027(f)		42	42,727
Owens-Brockway Glass Container, Inc. 5.00%, 01/15/2022(f)		47	48,940
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(f)		55	54,286
5.375%, 05/01/2026(f)		50	51,279
Stevens Holding Co., Inc. 6.125%, 10/01/2026(f)		18	19,575
Terex Corp. 5.625%, 02/01/2025(b)(f)		30	30,445
TransDigm UK Holdings PLC 6.875%, 05/15/2026		265	280,863
TransDigm, Inc. 6.50%, 07/15/2024		145	148,245
Triumph Group, Inc. 6.25%, 09/15/2024(f)		14	14,542
7.75%, 08/15/2025		164	163,370
Trivium Packaging Finance BV 8.50%, 08/15/2027(f)		219	231,509

			2,787,704

Communications - Media – 0.6%
Altice Financing SA 7.50%, 05/15/2026(f)		285	303,796
Banijay Entertainment SASU 3.50%, 03/01/2025(f)	EUR	150	165,179
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 02/15/2023-05/01/2027(f)	U.S.$	271	278,422
5.25%, 09/30/2022		15	15,044

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.375%, 05/01/2025(f)	U.S.$	30	$30,592
5.75%, 02/15/2026(f)		3	3,120
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(f)		96	96,190
CSC Holdings LLC 5.375%, 02/01/2028(f)		200	208,218
6.625%, 10/15/2025(f)		6	6,684
10.875%, 10/15/2025(f)		236	258,944
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(f)		58	53,506
6.625%, 08/15/2027(b)(f)		47	37,894
DISH DBS Corp. 5.00%, 03/15/2023		38	39,114
5.875%, 11/15/2024		20	20,559
6.75%, 06/01/2021		69	71,460
7.75%, 07/01/2026		22	23,661
Gray Television, Inc. 5.125%, 10/15/2024(f)		150	153,891
5.875%, 07/15/2026(f)		85	87,781
iHeartCommunications, Inc. 4.75%, 01/15/2028(f)		35	34,928
5.25%, 08/15/2027(f)		42	43,361
6.375%, 05/01/2026		12	12,838
8.375%, 05/01/2027		22	23,503
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(f)		211	222,480
Meredith Corp. 6.875%, 02/01/2026		268	269,179
National CineMedia LLC 5.75%, 08/15/2026		33	33,140
5.875%, 04/15/2028(f)		67	68,626
Netflix, Inc. 4.875%, 04/15/2028		222	234,090
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(f)		61	61,260
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 02/15/2025(f)		43	42,648
6.875%, 02/15/2023(f)		60	60,365
RR Donnelley & Sons Co. 7.875%, 03/15/2021		70	72,517
Scripps Escrow, Inc. 5.875%, 07/15/2027(f)		76	78,855
Sinclair Television Group, Inc. 5.125%, 02/15/2027(f)		150	149,919

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sirius XM Radio, Inc. 5.50%, 07/01/2029(f)	U.S.$	3	$3,216
Summer BC Holdco B SARL 5.75%, 10/31/2026(f)	EUR	150	170,974
TEGNA, Inc. 5.00%, 09/15/2029(f)	U.S.$	110	108,574
Univision Communications, Inc. 5.125%, 05/15/2023-02/15/2025(f)		66	63,221
Ziggo BV 5.50%, 01/15/2027(f)		241	248,316

			3,856,065

Communications - Telecommunications – 0.4%
Altice France SA/France 7.375%, 05/01/2026(f)		450	474,036
C&W Senior Financing DAC 6.875%, 09/15/2027(f)		200	214,528
CB T-Mobile USA, Inc. 6.50%, 01/15/2024-01/15/2026(a)(c)(d)(e)		150	– 0	–
CenturyLink, Inc. Series S 6.45%, 06/15/2021		63	64,873
Series T 5.80%, 03/15/2022		93	97,029
Front Range BidCo, Inc. 4.00%, 03/01/2027(f)		51	49,707
6.125%, 03/01/2028(f)		220	217,246
Hughes Satellite Systems Corp. 7.625%, 06/15/2021		47	49,339
Intelsat Connect Finance SA 9.50%, 02/15/2023(f)		84	49,664
Intelsat Jackson Holdings SA 5.50%, 08/01/2023		177	152,277
Level 3 Financing, Inc. 5.25%, 03/15/2026		164	169,476
Nexstar Broadcasting, Inc. 5.625%, 07/15/2027(f)		64	66,246
Sprint Capital Corp. 6.875%, 11/15/2028		22	26,214
Sprint Communications, Inc. 7.00%, 03/01/2020(f)		149	148,807
Sprint Corp. 7.25%, 02/01/2028(f)		80	80,296
7.625%, 03/01/2026		39	46,034
7.875%, 09/15/2023		39	44,557
T-Mobile USA, Inc. 6.50%, 01/15/2026		18	18,676

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 6.375%, 11/15/2033	U.S.$	136	$157,882
7.20%, 07/18/2036		148	183,844
7.721%, 06/04/2038		71	92,371
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 01/15/2027(f)		205	209,544

			2,612,646

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 5.875%, 06/01/2029(f)		57	61,749
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025		125	121,133
BCD Acquisition, Inc. 9.625%, 09/15/2023(f)		162	167,343
Cooper-Standard Automotive, Inc. 5.625%, 11/15/2026(f)		106	94,593
Dana, Inc. 5.50%, 12/15/2024		33	33,334
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(f)		55	55,149
Exide International Holdings LP (Superpriority Lien) 10.75%, 10/31/2021(c)(e)(j)(k)(l)		114	112,373
Exide Technologies (Exchange Priority) 11.00% (3.00% Cash or 8.00% PIK), 10/31/2024(c)(e)(j)(k)		72	62,499
(First Lien) 11.00% (3.00% Cash or 8.00% PIK), 10/31/2024(c)(e)(j)(k)		24	18,940
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(f)	EUR	108	104,149
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(f)(j)		100	110,395
Meritor, Inc. 6.25%, 02/15/2024	U.S.$	69	70,511
Navistar International Corp. 6.625%, 11/01/2025(f)		86	89,254
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 05/15/2026(f)		24	24,728
8.50%, 05/15/2027(f)		210	213,658
Tenneco, Inc. 5.00%, 07/15/2026(b)		167	142,236
Titan International, Inc. 6.50%, 11/30/2023		102	80,135

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Truck Hero, Inc. 8.50%, 04/21/2024(f)	U.S.$	122	$126,005

			1,688,184

Consumer Cyclical - Entertainment – 0.0%
AMC Entertainment Holdings, Inc. 5.75%, 06/15/2025		29	24,132
5.875%, 11/15/2026(a)(b)		162	129,552
Mattel, Inc. 5.875%, 12/15/2027(f)		105	109,723
VOC Escrow Ltd. 5.00%, 02/15/2028(f)		3	2,742

			266,149

Consumer Cyclical - Other – 0.4%
Adams Homes, Inc. 7.50%, 02/15/2025(f)		35	35,677
Beazer Homes USA, Inc. 5.875%, 10/15/2027(b)		51	51,670
6.75%, 03/15/2025		46	47,232
Boyd Gaming Corp. 4.75%, 12/01/2027(f)		40	39,563
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(f)		113	111,913
6.25%, 09/15/2027(f)		106	109,747
Caesars Entertainment Corp. 5.00%, 10/01/2024(m)		26	47,873
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(f)		173	173,652
Forestar Group, Inc. 5.00%, 03/01/2028(f)		40	39,346
8.00%, 04/15/2024(f)		67	72,621
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		3	3,108
Installed Building Products, Inc. 5.75%, 02/01/2028(f)		31	33,282
International Game Technology PLC 6.50%, 02/15/2025(f)		200	216,496
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(f)		199	173,188
KB Home 7.00%, 12/15/2021		54	57,164
7.50%, 09/15/2022		25	27,818
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 09/15/2026		154	165,909

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mattamy Group Corp. 4.625%, 03/01/2030(f)	U.S.$	110	$106,669
5.25%, 12/15/2027(f)		53	55,483
Meritage Homes Corp. 7.00%, 04/01/2022		11	11,601
MGM Resorts International 5.50%, 04/15/2027		117	128,521
Scientific Games International, Inc. 7.00%, 05/15/2028(f)		43	41,633
7.25%, 11/15/2029(f)		42	40,964
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(f)		47	46,992
5.875%, 04/01/2023(f)		1	726
6.125%, 04/01/2025(f)		146	150,836
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(f)		122	131,187
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(f)		197	195,308
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(f)		20	22,129
5.875%, 06/15/2027(f)		3	3,361
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(f)		183	197,070
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(b)(f)		72	76,819
Wyndham Destinations, Inc. 4.625%, 03/01/2030(f)		94	94,929
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(f)		3	3,117
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(f)		3	2,942

			2,716,546

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 4.375%, 01/15/2028(f)		55	55,047
Golden Nugget, Inc. 8.75%, 10/01/2025(f)		140	140,979
IRB Holding Corp. 6.75%, 02/15/2026(f)		247	245,182

			441,208

Consumer Cyclical - Retailers – 0.2%
Asbury Automotive Group, Inc. 4.50%, 03/01/2028(f)		35	35,121
4.75%, 03/01/2030(f)		22	22,385

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JC Penney Corp., Inc. 6.375%, 10/15/2036	U.S.$	11	$3,389
L Brands, Inc. 5.25%, 02/01/2028		13	12,618
6.75%, 07/01/2036		38	38,467
6.875%, 11/01/2035		229	232,850
7.50%, 06/15/2029		13	13,794
Murphy Oil USA, Inc. 5.625%, 05/01/2027		6	5,925
PetSmart, Inc. 7.125%, 03/15/2023(f)		155	151,485
Rite Aid Corp. 7.50%, 07/01/2025(f)		151	150,687
Sonic Automotive, Inc. 6.125%, 03/15/2027		47	49,632
Staples, Inc. 7.50%, 04/15/2026(f)		90	90,043
10.75%, 04/15/2027(b)(f)		165	158,006
TPro Acquisition Corp. 11.00%, 10/15/2024(f)		67	69,671
William Carter Co. (The) 5.625%, 03/15/2027(f)		47	50,149

			1,084,222

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Co., Inc. 5.625%, 02/15/2023		139	140,020
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023(f)		66	63,694
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(f)		59	58,172
4.875%, 02/15/2030(f)		41	41,000
5.75%, 03/15/2025		60	61,655
6.625%, 06/15/2024		180	185,230
Bausch Health Americas, Inc. 8.50%, 01/31/2027(f)		55	60,492
Bausch Health Cos., Inc. 5.50%, 11/01/2025(f)		3	3,097
6.125%, 04/15/2025(f)		72	73,424
7.25%, 05/30/2029(f)		36	39,348
9.00%, 12/15/2025(f)		36	40,137
Catalent Pharma Solutions, Inc. 4.875%, 01/15/2026(f)		55	56,721
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		161	159,757
8.125%, 06/30/2024(f)		97	90,207

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DaVita, Inc. 5.00%, 05/01/2025	U.S.$	112	$113,820
Envision Healthcare Corp. 8.75%, 10/15/2026(f)		248	131,854
Hadrian Merger Sub, Inc. 8.50%, 05/01/2026(f)		56	57,962
Lamb Weston Holdings, Inc. 4.625%, 11/01/2024(f)		140	145,693
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(f)		26	12,638
MEDNAX, Inc. 5.25%, 12/01/2023(f)		10	9,881
6.25%, 01/15/2027(f)		17	16,351
MPH Acquisition Holdings LLC 7.125%, 06/01/2024(f)		123	114,391
Post Holdings, Inc. 5.00%, 08/15/2026(f)		173	178,119
5.625%, 01/15/2028(f)		105	109,328
Radiology Partners, Inc. 9.25%, 02/01/2028(f)		186	187,693
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(f)		328	351,626
Spectrum Brands, Inc. 5.75%, 07/15/2025		58	59,534
Sunshine Mid BV 6.50%, 05/15/2026(f)	EUR	103	112,068
Tenet Healthcare Corp. 6.75%, 06/15/2023	U.S.$	84	90,324
8.125%, 04/01/2022		169	182,745
US Renal Care Inc. 10.625%, 07/15/2027(f)		85	86,075
Vizient, Inc. 6.25%, 05/15/2027(f)		25	26,967
West Street Merger Sub, Inc. 6.375%, 09/01/2025(f)		172	168,932

			3,228,955

Energy – 0.5%
Antero Resources Corp. 5.125%, 12/01/2022		114	71,129
Berry Petroleum Co. LLC 7.00%, 02/15/2026(f)		71	61,752
Callon Petroleum, Co. 6.25%, 04/15/2023		28	23,742
Carrizo Oil & Gas, Inc. 8.25%, 07/15/2025		169	151,681

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020(g)(m)	U.S.$	158		$31,695
Cheniere Energy Partners LP 4.50%, 10/01/2029(f)		45		43,063
5.25%, 10/01/2025		110		110,351
CITGO Petroleum Corp. 6.25%, 08/15/2022(f)		23		22,997
Comstock Resources Inc. 7.50%, 05/15/2025(f)		41		30,297
Denbury Resources, Inc. 7.75%, 02/15/2024(f)		104		57,627
9.25%, 03/31/2022(f)		38		29,103
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043		367		148,863
7.875%, 08/15/2025(b)		43		30,230
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 09/01/2022(a)(d)(n)		338		558
9.375%, 05/01/2024(a)(f)(n)		100		2,280
EQT Corp. 3.90%, 10/01/2027		130		84,025
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		51		43,532
6.25%, 05/15/2026		47		39,244
6.50%, 10/01/2025		32		26,966
7.75%, 02/01/2028		23		19,799
Global Partners LP/GLP Finance Corp. 7.00%, 06/15/2023-08/01/2027(o)		79		82,108
Gulfport Energy Corp. 6.00%, 10/15/2024		54		17,962
6.375%, 05/15/2025-01/15/2026		224		80,488
Hess Midstream Operations LP 5.625%, 02/15/2026(f)		197		196,659
HighPoint Operating Corp. 7.00%, 10/15/2022		33		28,792
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(f)		110		88,366
Indigo Natural Resources LLC 6.875%, 02/15/2026(f)		135		115,247
Murphy Oil Corp. 5.875%, 12/01/2042		51		45,535
Nabors Industries Ltd. 7.25%, 01/15/2026(f)		59		53,823
7.50%, 01/15/2028(f)		60		57,218
Nabors Industries, Inc. 5.50%, 01/15/2023		– 0	–	98

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023	U.S.$	181		$167,383
Nine Energy Service, Inc. 8.75%, 11/01/2023(f)		68		54,044
Noble Holding International Ltd. 7.75%, 01/15/2024		28		11,409
7.95%, 04/01/2025		48		18,241
Parkland Fuel Corp. 6.00%, 04/01/2026(f)		142		148,924
PDC Energy, Inc. 5.75%, 05/15/2026		217		193,080
QEP Resources, Inc. 5.25%, 05/01/2023		44		38,701
5.375%, 10/01/2022		81		76,021
Range Resources Corp. 5.00%, 08/15/2022-03/15/2023(b)		88		70,627
5.875%, 07/01/2022		5		4,274
SandRidge Energy, Inc. 7.50%, 02/15/2023(a)(c)(d)(e)		69		– 0	–
8.125%, 10/15/2022(a)(c)(d)(e)		113		– 0	–
SM Energy Co. 5.00%, 01/15/2024		66		52,739
5.625%, 06/01/2025		4		3,115
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		104		105,075
5.875%, 03/15/2028		129		132,906
6.00%, 04/15/2027		4		4,079
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/2023		45		44,685
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(f)		106		108,110
Transocean Pontus Ltd. 6.125%, 08/01/2025(f)		54		54,787
Transocean, Inc. 6.80%, 03/15/2038		96		52,583
7.25%, 11/01/2025(f)		39		32,272
7.50%, 01/15/2026(f)		103		82,691
Valaris PLC 5.20%, 03/15/2025		0	**	148
5.85%, 01/15/2044		86		29,345
Vantage Drilling International 7.50%, 11/01/2019(a)(c)(d)(e)(i)		111		– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(f)		286		142,465

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 6.25%, 04/01/2023	U.S.$	42	$18,926
6.625%, 01/15/2026		54	19,844

			3,461,704

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(f)		96	93,694
H&E Equipment Services, Inc. 5.625%, 09/01/2025		58	60,273
IAA, Inc. 5.50%, 06/15/2027(f)		34	35,976
KAR Auction Services, Inc. 5.125%, 06/01/2025(f)		65	66,741
Laureate Education, Inc. 8.25%, 05/01/2025(f)		109	115,335
Performance Food Group, Inc. 5.50%, 10/15/2027(f)		45	47,471

			419,490

Services – 0.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(f)		34	35,642
9.75%, 07/15/2027(f)		225	239,864
Aptim Corp. 7.75%, 06/15/2025(f)		122	69,938
APX Group, Inc. 6.75%, 02/15/2027(f)		35	33,852
7.875%, 12/01/2022		90	91,274
Aramark Services, Inc. 5.00%, 02/01/2028(f)		98	102,397
Carlson Travel, Inc. 9.50%, 12/15/2024(f)		200	196,102
Carriage Services, Inc. 6.625%, 06/01/2026(f)		87	91,348
GW B-CR Security Corp. 9.50%, 11/01/2027(f)		149	157,688
Harsco Corp. 5.75%, 07/31/2027(f)		105	103,885
Korn Ferry 4.625%, 12/15/2027(f)		63	64,668
Monitronics International, Inc. Zero Coupon, 04/01/2020(a)(c)(d)(e)		120	– 0	–
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/2021(f)		68	68,151

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(f)	U.S.$	3	$3,117
6.25%, 01/15/2028(f)		173	167,698
Refinitiv US Holdings, Inc. 6.25%, 05/15/2026(f)		41	44,062
8.25%, 11/15/2026(f)		134	147,944
Sabre GLBL, Inc. 5.25%, 11/15/2023(f)		75	74,932
Verscend Escrow Corp. 9.75%, 08/15/2026(f)		138	150,421

			1,842,983

Technology – 0.1%
Banff Merger Sub, Inc. 9.75%, 09/01/2026(f)		267	268,431
CommScope, Inc. 5.00%, 06/15/2021(f)		4	4,000
5.50%, 03/01/2024(f)		66	67,169
6.00%, 03/01/2026(f)		83	85,307
8.25%, 03/01/2027(f)		106	106,559
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/2024(f)		1	950
Dell International LLC/EMC Corp. 5.875%, 06/15/2021(f)		52	52,266
Infor US, Inc. 6.50%, 05/15/2022		140	140,679
NCR Corp. 5.75%, 09/01/2027(f)		40	42,206
6.125%, 09/01/2029(f)		28	30,410
Presidio Holdings, Inc. 4.875%, 02/01/2027(f)		12	12,045
8.25%, 02/01/2028(f)		18	18,563
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(f)		188	198,382

			1,026,967

Transportation - Services – 0.1%
Algeco Global Finance PLC 8.00%, 02/15/2023(f)		200	199,160
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(f)		23	22,997
Herc Holdings, Inc. 5.50%, 07/15/2027(f)		95	98,733
Hertz Corp. (The) 5.50%, 10/15/2024(f)		15	14,392
6.00%, 01/15/2028(f)		164	151,603
7.125%, 08/01/2026(f)		8	7,905

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Rentals North America, Inc. 4.875%, 01/15/2028	U.S.$	140	$143,882
6.50%, 12/15/2026		3	3,205
XPO Logistics, Inc. 6.125%, 09/01/2023(f)		30	30,428
6.75%, 08/15/2024(f)		129	136,290

			808,595

			29,377,082

Financial Institutions – 1.0%
Banking – 0.5%
Alliance Data Systems Corp. 4.75%, 12/15/2024(f)		78	76,887
Allied Irish Banks PLC 7.375%, 12/03/2020(f)(p)	EUR	200	229,622
Banco Bilbao Vizcaya Argentaria SA 5.875%, 09/24/2023(f)(p)		200	235,141
Banco Santander SA 6.75%, 04/25/2022(f)(p)		300	358,445
Barclays PLC 7.25%, 03/15/2023(f)(p)	GBP	200	274,693
CaixaBank SA 6.75%, 06/13/2024(f)(p)	EUR	200	245,554
Citigroup, Inc. 5.95%, 01/30/2023(p)	U.S.$	365	378,691
Series V 4.70%, 01/30/2025(p)		95	93,934
Citizens Financial Group, Inc. Series B 6.00%, 07/06/2023(p)		116	121,309
Credit Suisse Group AG 6.25%, 12/18/2024(f)(p)		200	214,388
Credit Suisse Group AG 7.50%, 07/17/2023(f)(p)		206	222,663
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(p)		23	24,539
Series P 5.00%, 11/10/2022(b)(p)		185	180,941
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(p)		320	339,225
Societe Generale SA 8.00%, 09/29/2025(f)(p)		200	232,596
UniCredit SpA 9.25%, 06/03/2022(f)(p)	EUR	200	250,045

			3,478,673

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.625%, 01/24/2013(a)(d)(i)	U.S.$	1,030	$13,076
LPL Holdings, Inc. 5.75%, 09/15/2025(f)		202	210,583
NFP Corp. 6.875%, 07/15/2025(f)		9	9,025
8.00%, 07/15/2025(f)		106	109,065

			341,749

Finance – 0.1%
CNG Holdings, Inc. 12.50%, 06/15/2024(f)		93	88,732
Compass Group Diversified Holdings LLC 8.00%, 05/01/2026(f)		105	113,869
Curo Group Holdings Corp. 8.25%, 09/01/2025(f)		207	176,368
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(f)		190	181,185
goeasy Ltd. 5.375%, 12/01/2024(f)		63	65,485
Lincoln Financing SARL 3.625%, 04/01/2024(f)	EUR	103	110,874
Navient Corp. 5.00%, 10/26/2020	U.S.$	115	115,963
5.50%, 01/25/2023		194	199,694
5.875%, 03/25/2021		1	1,442
6.50%, 06/15/2022		79	81,204
7.25%, 01/25/2022-09/25/2023		85	91,871
8.00%, 03/25/2020		79	79,615
SLM Corp. 5.125%, 04/05/2022		30	31,322
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(f)		112	103,879

			1,441,503

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(f)		105	102,722
10.125%, 08/01/2026(f)		121	130,909
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(f)		93	92,865
Genworth Holdings, Inc. 7.625%, 09/24/2021(b)		19	19,550
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(f)(j)		305	259,318

			605,364

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.1%
Intrum AB 2.75%, 07/15/2022(f)	EUR	65	$71,094
3.00%, 09/15/2027(f)		100	101,280
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(f)	U.S.$	184	183,648

			356,022

REITS – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(f)		100	98,872
GEO Group, Inc. (The) 6.00%, 04/15/2026		30	26,567
Iron Mountain, Inc. 4.375%, 06/01/2021(f)		50	49,501
4.875%, 09/15/2027(f)		3	3,042
5.25%, 03/15/2028(f)		205	212,097
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027		108	117,763
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(f)		204	209,086

			716,928

			6,940,239

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(f)		32	30,166
5.50%, 02/01/2024		16	15,424
5.75%, 01/15/2025		89	88,876
NRG Energy, Inc. 6.625%, 01/15/2027		3	3,127
Talen Energy Supply LLC 4.60%, 12/15/2021		1	768
6.50%, 06/01/2025		144	105,558
7.25%, 05/15/2027(f)		37	37,207
10.50%, 01/15/2026(f)		152	131,351
Texas Competitive/TCEH 11.50%, 10/01/2020(a)(c)(d)(e)		142	– 0	–
Vistra Energy Corp. 5.875%, 06/01/2023		18	18,625
Vistra Operations Co. LLC 5.625%, 02/15/2027(f)		143	146,555

			577,657

Total Corporates – Non-Investment Grade (cost $38,129,122)			36,894,978

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 2.3%
Colombia – 0.1%
Colombian TES Series B 10.00%, 07/24/2024	COP	1,391,900	$472,057

Indonesia – 0.3%
Indonesia Treasury Bond Series FR56 8.375%, 09/15/2026	IDR	2,937,000	223,742
Series FR70 8.375%, 03/15/2024		1,763,000	132,893
Series FR77 8.125%, 05/15/2024		20,756,000	1,557,333

			1,913,968

Mexico – 0.1%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	9,211	491,051

Russia – 0.1%
Russian Federal Bond – OFZ Series 6212 7.05%, 01/19/2028	RUB	23,770	372,968
Series 6217 7.50%, 08/18/2021		40,638	624,044

			997,012

United States – 1.7%
U.S. Treasury Notes 1.625%, 08/15/2029(q)	U.S.$	2,707	2,824,157
2.25%, 08/15/2027(q)		4,500	4,880,391
2.375%, 05/15/2029(q)		3,400	3,766,031

			11,470,579

Total Governments – Treasuries (cost $14,572,659)			15,344,667

EMERGING MARKETS - SOVEREIGNS – 2.1%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/2025(f)		386	430,269

Argentina – 0.2%
Argentine Republic Government International Bond 5.625%, 01/26/2022		48	22,335
6.875%, 01/26/2027-01/11/2048		1,793	745,605

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series NY 3.75%, 12/31/2038	U.S.$	66	$26,881
5.875%, 01/11/2028		116	47,161
7.50%, 04/22/2026		623	270,421

			1,112,403

Bahrain – 0.1%
Bahrain Government International Bond 5.625%, 09/30/2031(f)		210	217,350
7.00%, 10/12/2028(f)		200	231,250
6.75%, 09/20/2029(f)		200	227,000

			675,600

Brazil – 0.1%
Brazilian Government International Bond 4.625%, 01/13/2028		435	479,995

Cameroon – 0.0%
Republic of Cameroon International Bond 9.50%, 11/19/2025(f)		200	224,125

Costa Rica – 0.1%
Costa Rica Government International Bond 6.125%, 02/19/2031(f)		670	694,078

Dominican Republic – 0.1%
Dominican Republic International Bond 5.95%, 01/25/2027(f)		220	240,213
8.625%, 04/20/2027(f)		425	514,648
4.50%, 01/30/2030(f)		150	150,225

			905,086

Ecuador – 0.1%
Ecuador Government International Bond 8.875%, 10/23/2027(f)		500	362,031
10.50%, 03/24/2020(f)		205	203,655

			565,686

Egypt – 0.1%
Egypt Government International Bond 7.053%, 01/15/2032(f)		200	203,500
6.125%, 01/31/2022(f)		407	420,991
6.20%, 03/01/2024(f)		445	471,700

			1,096,191

El Salvador – 0.0%
El Salvador Government International Bond 7.125%, 01/20/2050(f)		150	156,891

Gabon – 0.1%
Gabon Government International Bond 6.625%, 02/06/2031(f)		530	529,979

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ghana – 0.1%
Ghana Government International Bond 6.375%, 02/11/2027(f)	U.S.$	200	$197,500
10.75%, 10/14/2030(f)		248	313,720

			511,220

Honduras – 0.1%
Honduras Government International Bond 6.25%, 01/19/2027(f)		180	200,756
7.50%, 03/15/2024(f)		200	222,250

			423,006

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 03/03/2028(f)		635	685,800

Kenya – 0.0%
Kenya Government International Bond 7.00%, 05/22/2027(f)		275	290,125

Lebanon – 0.0%
Lebanon Government International Bond 6.85%, 03/23/2027(f)		46	11,960
Series G 6.60%, 11/27/2026(f)		189	49,140
6.65%, 04/22/2024(f)		45	11,925

			73,025

Mongolia – 0.1%
Mongolia Government International Bond 5.125%, 12/05/2022(f)		270	269,156
10.875%, 04/06/2021(f)		200	212,500

			481,656

Nigeria – 0.1%
Nigeria Government International Bond 6.50%, 11/28/2027(f)		200	199,000
7.625%, 11/21/2025(f)		550	602,250
6.75%, 01/28/2021(f)		200	205,563

			1,006,813

Oman – 0.1%
Oman Government International Bond 4.125%, 01/17/2023(f)		600	605,625

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(f)		365	382,908

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.1%
Republic of South Africa Government International Bond 5.875%, 09/16/2025	U.S.$	550	$607,406

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.20%, 05/11/2027(f)		220	200,454
6.85%, 03/14/2024(f)		200	201,937
7.85%, 03/14/2029(f)		200	193,316

			595,707

Turkey – 0.1%
Turkey Government International Bond 3.25%, 03/23/2023		359	341,835
7.375%, 02/05/2025		135	143,902

			485,737

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 09/01/2023-09/01/2024(f)		665	719,578

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(a)(d)(n)		815	126,325

Total Emerging Markets – Sovereigns (cost $14,163,980)			13,865,234

CORPORATES - INVESTMENT GRADE – 1.8%
Financial Institutions – 1.0%
Banking – 0.6%
Bank of America Corp. Series AA 6.10%, 03/17/2025(p)		243	269,429
Series DD 6.30%, 03/10/2026(p)		114	129,193
Series Z 6.50%, 10/23/2024(p)		7	7,748
Barclays Bank PLC 6.86%, 06/15/2032(f)(p)		35	44,326
BNP Paribas SA 7.625%, 03/30/2021(f)(p)		32	32,850
Citigroup Capital XVIII 1.682% (Sterling LIBOR 3 Month + 0.89%), 06/28/2067(e)	GBP	185	223,222
Credit Agricole SA 8.125%, 12/23/2025(f)(p)	U.S.$	400	472,612

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group Funding Guernsey Ltd. 3.80%, 06/09/2023	U.S.$	222	$235,684
DNB Bank ASA 6.50%, 03/26/2022(f)(p)		201	210,089
HSBC Holdings PLC 4.75%, 07/04/2029(f)(p)	EUR	260	310,707
JPMorgan Chase & Co. Series FF 5.00%, 08/01/2024(p)	U.S.$	192	195,533
Series HH 4.60%, 02/01/2025(p)		110	110,057
Lloyds Banking Group PLC 7.625%, 06/27/2023(f)(p)	GBP	260	363,081
Morgan Stanley 5.00%, 11/24/2025	U.S.$	211	243,882
Nordea Bank Abp 6.625%, 03/26/2026(f)(p)		350	387,796
Santander Holdings USA, Inc. 3.244%, 10/05/2026		68	70,523
4.40%, 07/13/2027		91	99,758
Swedbank AB Series NC5 5.625%, 09/17/2024(f)(p)		200	207,588
UBS Group AG 7.00%, 02/19/2025(f)(p)		400	444,896
Wells Fargo & Co. 4.125%, 08/15/2023		212	229,049

			4,288,023

Insurance – 0.3%
Allstate Corp. (The) 6.50%, 05/15/2057		191	246,710
Assicurazioni Generali SpA 5.50%, 10/27/2047(f)	EUR	185	246,362
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		200	276,491
Centene Corp. 4.25%, 12/15/2027(f)	U.S.$	46	47,430
4.625%, 12/15/2029(f)		52	55,642
5.375%, 08/15/2026(f)		81	85,387
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(f)		298	392,892
MetLife Capital Trust IV 7.875%, 12/15/2037(f)		254	347,980
MetLife, Inc. 6.40%, 12/15/2036		47	58,737

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.20%, 03/15/2044	U.S.$	44	$46,431
5.625%, 06/15/2043		126	134,070
SCOR SE 3.00%, 06/08/2046(f)	EUR	100	122,251

			2,060,383

REITS – 0.1%
Diversified Healthcare Trust 6.75%, 12/15/2021	U.S.$	21	22,349
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030		41	43,557
5.25%, 06/01/2025		32	35,797
5.375%, 04/15/2026		20	22,580
5.75%, 06/01/2028		50	58,631
Healthpeak Properties, Inc. 4.25%, 11/15/2023		56	60,973
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		33	34,479
5.25%, 08/01/2026		96	100,466
5.50%, 05/01/2024		5	5,064
Sabra Health Care LP 4.80%, 06/01/2024		77	83,250
Service Properties Trust 4.35%, 10/01/2024		115	121,138
4.75%, 10/01/2026		57	61,673
Spirit Realty LP 4.45%, 09/15/2026		13	14,575

			664,532

			7,012,938

Industrial – 0.7%
Basic – 0.2%
ArcelorMittal SA 6.75%, 03/01/2041		54	67,605
7.00%, 10/15/2039		53	66,721
Braskem Netherlands Finance BV 4.50%, 01/31/2030(f)		200	196,060
Equate Petrochemical BV 3.00%, 03/03/2022(f)		255	256,913
Fresnillo PLC 5.50%, 11/13/2023(f)		200	219,100
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(f)		11	13,556
GUSAP III LP 4.25%, 01/21/2030(f)		200	202,340

			1,022,295

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%
General Electric Co. Series D 5.00%, 01/21/2021(p)	U.S.$	122	$118,261

Communications - Telecommunications – 0.1%
Qwest Corp. 6.75%, 12/01/2021		123	129,785
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(f)		330	352,166

			481,951

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 5.20%, 04/01/2045		140	138,639
6.25%, 10/02/2043		185	207,358

			345,997

Consumer Cyclical - Entertainment – 0.0%
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(f)		213	218,900

Consumer Cyclical - Other – 0.1%
Lennar Corp. 4.75%, 11/29/2027		3	3,340
6.25%, 12/15/2021		55	58,148
MDC Holdings, Inc. 6.00%, 01/15/2043		195	215,673
PulteGroup, Inc. 5.00%, 01/15/2027		21	23,510
6.00%, 02/15/2035		130	152,134
7.875%, 06/15/2032		151	203,757
Standard Industries, Inc./NJ 6.00%, 10/15/2025(f)		74	77,684
Toll Brothers Finance Corp. 4.875%, 03/15/2027		27	29,427
5.875%, 02/15/2022		86	90,121

			853,794

Consumer Non-Cyclical – 0.1%
Constellation Brands, Inc. 3.75%, 05/01/2021		49	50,234
CVS Health Corp. 4.78%, 03/25/2038		265	311,918
Universal Health Services, Inc. 4.75%, 08/01/2022(f)		151	151,941

			514,093

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Cenovus Energy, Inc. 6.75%, 11/15/2039	U.S.$	4	$4,434
Energy Transfer Operating LP 4.25%, 03/15/2023		108	114,433
6.125%, 12/15/2045		135	155,482
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		95	102,863
Kinder Morgan, Inc./DE 4.30%, 06/01/2025		140	154,358
Shell International Finance BV 2.25%, 11/10/2020		275	276,161

			807,731

Technology – 0.0%
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(f)		20	23,419
Nokia Oyj 6.625%, 05/15/2039		34	41,668
Western Digital Corp. 4.75%, 02/15/2026		132	136,434

			201,521

			4,564,543

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.875%, 05/15/2023		64	63,941
Duke Energy Corp. 3.95%, 10/15/2023		209	225,615
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(f)		200	222,813

			512,369

Total Corporates – Investment Grade (cost $11,584,335)			12,089,850

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.0%
Risk Share Floating Rate – 1.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 2.977% (LIBOR 1 Month + 1.35%), 08/25/2028(f)(r)		234	234,465
Series 2018-3A, Class M2 4.377% (LIBOR 1 Month + 2.75%), 10/25/2028(f)(r)		150	152,573

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-3A, Class M1C 3.577% (LIBOR 1 Month + 1.95%), 07/25/2029(f)(r)	U.S.$	164	$164,900
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 5.977% (LIBOR 1 Month + 4.35%), 04/25/2031(f)(r)		51	55,236
Eagle Re Ltd. Series 2018-1, Class M2 4.627% (LIBOR 1 Month + 3.00%), 11/25/2028(f)(r)		150	151,703
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 3.677% (LIBOR 1 Month + 2.05%), 07/25/2049(f)(r)		25	25,056
Series 2020-DNA1, Class M2 3.327% (LIBOR 1 Month + 1.70%), 01/25/2050(f)(r)		338	335,546
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.777% (LIBOR 1 Month + 7.15%), 07/25/2023(r)		29	32,696
Series 2013-DN2, Class M2 5.877% (LIBOR 1 Month + 4.25%), 11/25/2023(r)		98	105,881
Series 2014-DN1, Class M3 6.127% (LIBOR 1 Month + 4.50%), 02/25/2024(r)		89	96,408
Series 2014-HQ2, Class M3 5.377% (LIBOR 1 Month + 3.75%), 09/25/2024(r)		131	141,618
Series 2014-HQ3, Class M3 6.377% (LIBOR 1 Month + 4.75%), 10/25/2024(r)		270	284,567
Series 2017-HQA1, Class M2 5.177% (LIBOR 1 Month + 3.55%), 08/25/2029(r)		450	473,136
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.877% (LIBOR 1 Month + 5.25%), 10/25/2023(r)		29	32,104
Series 2014-C01, Class M2 6.027% (LIBOR 1 Month + 4.40%), 01/25/2024(r)		61	65,537

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C02, Class 1M2 4.227% (LIBOR 1 Month + 2.60%), 05/25/2024(r)	U.S.$	204	$211,622
Series 2014-C03, Class 1M2 4.627% (LIBOR 1 Month + 3.00%), 07/25/2024(r)		170	179,296
Series 2014-C04, Class 1M2 6.527% (LIBOR 1 Month + 4.90%), 11/25/2024(r)		174	190,011
Series 2015-C01, Class 1M2 5.927% (LIBOR 1 Month + 4.30%), 02/25/2025(r)		186	198,036
Series 2015-C01, Class 2M2 6.177% (LIBOR 1 Month + 4.55%), 02/25/2025(r)		84	86,586
Series 2015-C02, Class 1M2 5.627% (LIBOR 1 Month + 4.00%), 05/25/2025(r)		188	199,170
Series 2015-C02, Class 2M2 5.627% (LIBOR 1 Month + 4.00%), 05/25/2025(r)		147	152,344
Series 2015-C03, Class 1M2 6.627% (LIBOR 1 Month + 5.00%), 07/25/2025(r)		10	10,665
Series 2015-C03, Class 2M2 6.627% (LIBOR 1 Month + 5.00%), 07/25/2025(r)		208	219,846
Series 2015-C04, Class 2M2 7.177% (LIBOR 1 Month + 5.55%), 04/25/2028(r)		226	240,127
Series 2016-C01, Class 2M2 8.577% (LIBOR 1 Month + 6.95%), 08/25/2028(r)		147	158,968
Series 2016-C03, Class 2M2 7.527% (LIBOR 1 Month + 5.90%), 10/25/2028(r)		315	340,155
Series 2016-C05, Class 2M2 6.077% (LIBOR 1 Month + 4.45%), 01/25/2029(r)		364	382,787
Series 2016-C07, Class 2M2 5.977% (LIBOR 1 Month + 4.35%), 05/25/2029(r)		374	391,845
Series 2017-C01, Class 1B1 7.377% (LIBOR 1 Month + 5.75%), 07/25/2029(r)		440	522,801
Series 2018-C01, Class 1B1 5.177% (LIBOR 1 Month + 3.55%), 07/25/2030(r)		107	113,409

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Re Ltd. Series 2018-1, Class M2 4.627% (LIBOR 1 Month + 3.00%), 10/25/2028(f)(r)	U.S.$	235	$239,227
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 4.527% (LIBOR 1 Month + 2.90%), 11/26/2029(f)(r)		365	371,748

			6,560,069

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.332%, 05/28/2035		96	92,055

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		12	9,795
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		15	11,098

			20,893

Total Collateralized Mortgage Obligations (cost $6,687,861)			6,673,017

BANK LOANS – 0.9%
Financial Institutions – 0.1%
Finance – 0.0%
Ellie Mae, Inc. 5.695% (LIBOR 3 Month + 3.75%), 04/17/2026(s)		114	112,951
Jefferies Finance LLC 4.938% (LIBOR 1 Month + 3.25%), 06/03/2026(c)(s)		32	31,204

			144,155

Insurance – 0.1%
Hub International Limited 5.692% (LIBOR 3 Month + 4.00%), 04/25/2025(s)		125	124,056
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 5.603% (LIBOR 1 Month + 4.00%), 09/03/2026(c)(s)		149	147,174

			271,230

			415,385

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 0.8%
Basic – 0.0%
Arconic Rolled Products Corporation 02/04/2027(c)(t)	U.S.$	40	$39,500

Capital Goods – 0.1%
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 4.603% (LIBOR 1 Month + 3.00%), 08/01/2025(c)(s)		105	102,685
BWay Holding Company 5.084% (LIBOR 3 Month + 3.25%), 04/03/2024(s)		143	136,481
Gardner Denver, Inc. 4.395% (LIBOR 1 Month + 2.75%), 07/30/2024(c)(s)		33	32,666
Granite US Holdings Corporation 7.211% (LIBOR 3 Month + 5.25%), 09/30/2026(c)(s)		166	158,134

			429,966

Communications - Media – 0.0%
Clear Channel Outdoor Holdings, Inc. 5.103% (LIBOR 1 Month + 3.50%), 08/21/2026(s)		35	34,678
Diamond Sports Group, LLC 4.880% (LIBOR 1 Month + 3.25%), 08/24/2026(c)(s)		32	28,803
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 4.655% (LIBOR 3 Month + 3.00%), 05/01/2026(c)(s)		40	39,200
Lcpr Loan Financing LLC 6.659% (LIBOR 1 Month + 5.00%), 10/15/2026(s)		62	62,006
Univision Communications Inc. 4.353% (LIBOR 1 Month + 2.75%), 03/15/2024(s)		110	105,655

			270,342

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.432% (LIBOR 6 Month + 4.50%), 01/02/2024(s)		9	8,800
6.625%, 01/02/2024		15	14,748
West Corporation 5.603% (LIBOR 1 Month + 4.00%), 10/10/2024(s)		147	116,367

			139,915

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.160% (LIBOR 1 Month + 3.50%), 11/06/2024(c)(s)	U.S.$	46	$45,105
Panther BF Aggregator 2 L P 5.103% (LIBOR 1 Month + 3.50%), 04/30/2026(c)(s)		60	58,279

			103,384

Consumer Cyclical - Entertainment – 0.0%
Motion Acquisition Limited 4.939% (LIBOR 2 Month + 3.25%), 11/12/2026(c)(s)		68	65,116
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.603% (LIBOR 1 Month + 3.00%), 04/01/2024(c)(s)		60	57,298

			122,414

Consumer Cyclical - Other – 0.1%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.353% (LIBOR 1 Month + 2.75%), 12/23/2024(s)		184	177,162
Playtika Holding Corp. 7.603% (LIBOR 1 Month + 6.00%), 12/10/2024(s)		334	334,000
Stars Group Holdings B.V. 5.445% (LIBOR 3 Month + 3.50%), 07/10/2025(s)		31	31,061

			542,223

Consumer Cyclical - Restaurants – 0.0%
Whatabrands LLC 4.416% (LIBOR 1 Month + 2.75%), 08/02/2026(s)		42	41,358

Consumer Cyclical - Retailers – 0.0%
Bass Pro Group, LLC 6.603% (LIBOR 1 Month + 5.00%), 09/25/2024(c)(s)		52	50,084
PetSmart, Inc. 5.660% (LIBOR 1 Month + 4.00%), 03/11/2022(s)		104	102,235
Serta Simmons Bedding, LLC 9.629% (LIBOR 1 Month + 8.00%), 11/08/2024(s)		69	18,600

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Specialty Building Products Holdings, LLC 7.353% (LIBOR 1 Month + 5.75%), 10/01/2025(s)	U.S.$	139	$137,975

			308,894

Consumer Non-Cyclical – 0.2%
Air Medical Group Holdings, Inc. 4.932% (LIBOR 2 Month + 3.25%), 04/28/2022(c)(s)		295	278,159
Aldevron, L.L.C. 6.195% (LIBOR 3 Month + 4.25%), 10/12/2026(c)(s)		87	86,489
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.353% (LIBOR 1 Month + 7.75%), 09/26/2025(s)		183	162,511
BI-LO, LLC 10.000% (LIBOR 3 Month + 8.00%), 05/31/2024(s)		413	378,174
Froneri International Limited 7.353% (LIBOR 1 Month + 5.75%), 01/31/2028(c)(s)		20	19,950
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 5.353% (LIBOR 1 Month + 3.75%), 11/16/2025(s)		111	109,437
U.S. Renal Care, Inc. 6.625% (LIBOR 1 Month + 5.00%), 06/26/2026(s)		170	167,667

			1,202,387

Energy – 0.1%
California Resources Corporation 11.988% (LIBOR 3 Month + 10.38%), 12/31/2021(s)		141	70,896
Chesapeake Energy Corporation 9.928% (LIBOR 3 Month + 8.00%), 06/24/2024(s)		224	202,906
CITGO Petroleum Corporation 6.945% (LIBOR 3 Month + 5.00%), 03/28/2024(c)(s)		61	60,597
Triton Solar US Acquisition Co. 7.603% (LIBOR 1 Month + 6.00%), 10/29/2024(s)		266	228,162

			562,561

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
American Tire Distributors, Inc. 9.445% (LIBOR 3 Month + 7.50%), 09/02/2024(d)(s)	U.S.$	8	$7,133
9.103% (LIBOR 1 Month + 7.50%), 09/02/2024(d)(s)		64	55,283
Dealer Tire, LLC 5.853% (LIBOR 1 Month + 4.25%), 12/12/2025(c)(s)		40	39,500
Rockwood Service Corporation 12/20/2026(c)(t)		10	9,679

			111,595

Services – 0.1%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 5.853% (LIBOR 1 Month + 4.25%), 07/10/2026(s)		33	32,345
Garda World Security Corporation 6.390% (LIBOR 3 Month + 4.75%), 10/30/2026(s)		11	10,956
Maverick Purchaser SUB, LLC 5.762% (LIBOR 3 Month + 4.00%), 02/01/2027(s)		40	39,850
Parexel International Corporation 4.353% (LIBOR 1 Month + 2.75%), 09/27/2024(s)		27	26,337
Team Health Holdings, Inc. 4.353% (LIBOR 1 Month + 2.75%), 02/06/2024(s)		198	149,680
Verscend Holding Corp. 6.103% (LIBOR 1 Month + 4.50%), 08/27/2025(c)(s)		90	89,306

			348,474

Technology – 0.2%
athenahealth, Inc. 6.158% (LIBOR 1 Month + 4.50%), 02/11/2026(c)(s)		216	212,825
Avaya Inc. 5.900% (LIBOR 1 Month + 4.25%), 12/15/2024(s)		100	94,759
Boxer Parent Company Inc. (fka BMC Software, Inc.) 5.853% (LIBOR 1 Month + 4.25%), 10/02/2025(s)		168	161,554
MTS Systems Corporation 4.860% (LIBOR 1 Month + 3.25%), 07/05/2023(c)(s)		25	24,558

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pitney Bowes Inc. 7.160% (LIBOR 3 Month + 5.50%), 01/17/2025(s)	U.S.$	122	$120,247
Presidio Holdings Inc. 5.280% (LIBOR 2 Month + 3.50%), 01/22/2027(c)(s)		43	42,601
Solera, LLC (Solera Finance, Inc.) 4.000% (LIBOR 3 Month + 2.75%), 03/03/2023(s)		143	139,994
Veritas US Inc. 6.445% (LIBOR 3 Month + 4.50%), 01/27/2023(t)		226	211,002

			1,007,540

			5,230,553

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 5.000% (LIBOR 3 Month + 3.75%), 11/09/2026(c)(s)		191	188,142
6.000% (LIBOR 3 Month + 3.75%), 11/09/2026(c)(s)		34	33,202

			221,344

Total Bank Loans (cost $6,183,813)			5,867,282

EMERGING MARKETS - TREASURIES – 0.7%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/2026(d)	ARS	1,161	7,393
18.20%, 10/03/2021(d)		4,691	37,873

			45,266

Brazil – 0.7%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 04/01/2020	BRL	11,668	2,602,653
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021		8,037	1,880,247

			4,482,900

Total Emerging Markets – Treasuries (cost $5,298,392)			4,528,166

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.6%
Industrial – 0.5%
Basic – 0.1%
Consolidated Energy Finance SA 6.875%, 06/15/2025(f)	U.S.$	200	$194,664
CSN Resources SA 7.625%, 02/13/2023(f)		200	200,000
First Quantum Minerals Ltd. 7.25%, 05/15/2022-04/01/2023(b)(f)		542	524,402

			919,066

Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(f)(n)		200	9,625

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)(f)		231	231,000

Communications - Telecommunications – 0.1%
Digicel Group One Ltd. 8.25%, 12/30/2022(k)		140	90,183
Digicel Group Two Ltd. 8.25%, 09/30/2022(f)		153	38,872
VF Ukraine PAT via VFU Funding PLC 6.20%, 02/11/2025(f)		200	197,702

			326,757

Consumer Cyclical - Other – 0.1%
MGM China Holdings Ltd. 5.375%, 05/15/2024(f)		277	286,176
Wynn Macau Ltd. 4.875%, 10/01/2024(f)		214	213,580
5.50%, 10/01/2027(f)		214	214,838

			714,594

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(j)(k)		37	96
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(j)(k)		16	13

			109

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(f)		211	213,239
Cosan Ltd. 5.50%, 09/20/2029(f)		388	394,470

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Tonon Luxembourg SA 6.50%, 10/31/2024(c)(e)(j)(k)	U.S.$	5		$154
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(i)(k)		434		11,770

				619,633

Energy – 0.1%
Petrobras Global Finance BV 5.093%, 01/15/2030(f)		117		125,044
6.125%, 01/17/2022		0	**	345
8.75%, 05/23/2026		208		266,760

				392,149

Other Industrial – 0.0%
KOC Holding AS 6.50%, 03/11/2025(f)		230		237,547

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/2020(f)		1		1,177

				3,451,657

Utility – 0.1%
Electric – 0.1%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(f)		200		232,337
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(f)		393		418,545
Terraform Global Operating LLC 6.125%, 03/01/2026(k)		37		38,652

				689,534

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.945% (LIBOR 3 Month + 5.00%), 02/12/2023(f)(r)		19		19,445

Total Emerging Markets – Corporate Bonds (cost $4,322,322)				4,160,636

INFLATION-LINKED SECURITIES – 0.4%
Japan – 0.4%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027 (cost $2,875,914)	JPY	302,812		2,883,251

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 3.70%, (LIBOR 3 Month + 2.00%), 04/17/2033(f)(r)	U.S.$	270	$269,350
Dryden CLO Ltd. Series 2020-78A, Class C 3.633, (LIBOR 3 Month + 1.95%), 04/17/2033(f)(r)		250	249,500
Dryden Senior Loan Fund Series 2017-49A, Class E 8.119% (LIBOR 3 Month + 6.30%), 07/18/2030(f)(r)		250	240,665
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 4.80% (LIBOR 3 Month + 3.10%), 01/24/2033(c)(f)(r)		263	263,412
Rockford Tower CLO Ltd. Series 2017-2A, Class D 5.281% (LIBOR 3 Month + 3.45%), 10/15/2029(f)(r)		306	305,844
Series 2017-2A, Class DR 4.56% (LIBOR 3 Month + 2.85%), 10/15/2029(f)(r)		306	304,221
Voya CLO Ltd. Series 2019-1A, Class DR 4.584, (LIBOR 3 Month + 2.85%), 04/15/2031(f)(r)		109	108,039

Total Collateralized Loan Obligations (cost $1,758,054)			1,741,031

ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(f)		125	128,943
SoFi Consumer Loan Program LLC Series 2017-6, Class C 4.02%, 11/25/2026(f)		360	371,272
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(f)		38	41,386

			541,601

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Autos - Fixed Rate – 0.0%
CPS Auto Trust Series 2018-C, Class D 4.40%, 06/17/2024(f)	U.S.$	120	$125,219
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(f)		115	118,957

			244,176

Home Equity Loans - Fixed Rate – 0.0%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		132	132,267
GSAA Home Equity Trust Series 2006-6, Class AF5 6.24%, 03/25/2036		169	79,919

			212,186

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 2.752% (LIBOR 1 Month + 1.13%), 12/25/2032(r)		29	28,947
Lehman XS Trust Series 2007-6, Class 3A5 4.63%, 05/25/2037		34	34,006

			62,953

Total Asset-Backed Securities (cost $1,033,533)			1,060,916

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.49%, 07/10/2047(f)		35	35,954
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.989%, 01/10/2047(f)		71	61,145
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.132%, 06/15/2045(f)		298	291,056
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.891%, 01/15/2047(f)		71	76,622

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 07/15/2056(d)	U.S.$	7	$7,502

			472,279

Non-Agency Floating Rate CMBS – 0.0%
CLNY Trust Series 2019-IKPR, Class E 4.38% (LIBOR 1 Month + 2.72%), 11/15/2038(f)(r)		220	218,827
DBWF Mortgage Trust Series 2018-GLKS, Class E 4.665% (LIBOR 1 Month + 3.02%), 11/19/2035(f)(r)		100	100,125
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 6.409% (LIBOR 1 Month + 4.75%), 05/15/2036(f)(r)		39	38,804

			357,756

Total Commercial Mortgage-Backed Securities (cost $816,138)			830,035

QUASI-SOVEREIGNS – 0.0%
Quasi-Sovereign Bonds – 0.0%
Mexico – 0.0%
Petroleos Mexicanos 5.95%, 01/28/2031(f)		85	82,551
6.49%, 01/23/2027(f)		51	53,423
6.50%, 01/23/2029		41	42,083
6.84%, 01/23/2030(f)		72	75,060
7.69%, 01/23/2050(f)		18	18,717

			271,834

United States – 0.0%
Citgo Holding, Inc. 9.25%, 08/01/2024(f)		50	51,991

Total Quasi-Sovereigns (cost $316,900)			323,825

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.0%
United States – 0.0%
State of California Series 2010 7.60%, 11/01/2040		60	106,452
7.95%, 03/01/2036		130	130,664

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority Series 2007A 7.467%, 06/01/2047	U.S.$	50	$55,536

Total Local Governments – US Municipal Bonds (cost $269,838)			292,652

		Shares
PREFERRED STOCKS – 0.0%
Utilities – 0.0%
Electric Utilities – 0.0%
SCE Trust III Series H 5.75%		1,027	24,874

Financials – 0.0%
Banks – 0.0%
GMAC Capital Trust I Series 2 7.477%		868	22,134

Industrials – 0.0%
Consumer Cyclical Services – 0.0%
Hovnanian Enterprises, Inc. 7.625%(a)		1,190	6,628

Total Preferred Stocks (cost $59,106)			53,636

WARRANTS – 0.0%
Media – 0.0%
iHeartMedia, Inc., expiring 05/01/2039(a)(d)		2,165	30,310

Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/2022(a)(c)(d)(e)		1,913	11,590

Software – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(a)		4,686	5,857

Oil, Gas & Consumable Fuels – 0.0%
Amplify Energy Corp., expiring 04/21/2020(a)(d)		2,090	– 0	–
Battalion Oil Corp., expiring 10/08/2022(a)(c)		8	– 0	–
Battalion Oil Corp., expiring 10/08/2022(a)(b)(c)		10	– 0	–
Halcon Resources Corp., expiring 10/08/2022(a)(c)		6	– 0	–

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(a)(d)		4,803		$21
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(a)(d)		2,019		6

				27

Total Warrants (cost $54,888)				47,784

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $141)	U.S.$	0	**	146

SHORT-TERM INVESTMENTS – 22.2%
Governments - Treasuries – 12.0%
Japan – 12.0%
Japan Treasury Discount Bill Series 881 Zero Coupon, 04/13/2020	JPY	8,708,300		80,748,117

Nigeria – 0.0%
Nigeria Treasury Bills Zero Coupon, 04/09/2020-09/03/2020	NGN	111,982		297,127

Total Governments – Treasuries (cost $79,816,538)				81,045,244

		Shares
Investment Companies – 9.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(h)(u)(v) (cost $66,757,454)		66,757,454		66,757,454

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 0.3%
United States – 0.3%
U.S. Treasury Bill Zero Coupon, 05/07/2020(q) (cost $1,994,397)	U.S.$	2,000	$1,995,178

Total Short-Term Investments (cost $148,568,389)			149,797,876

Total Investments Before Security Lending Collateral for Securities Loaned – 97.5% (cost $627,381,188)			657,259,779

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(h)(u)(v) (cost $7,862,335)		7,862,335	7,862,335

Total Investments – 98.7% (cost $635,243,523)			665,122,114
Other assets less liabilities – 1.3%			8,568,588

Net Assets – 100.0%			$673,690,702

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	33	June 2020	$3,508,855	$27,908
10 Yr Japan Bond (OSE) Futures	115	March 2020	164,268,960	2,086,379
Amsterdam Index Futures	5	March 2020	595,127	(99,212)
DAX Index Futures	4	March 2020	1,304,759	(169,686)
Euro Buxl 30 Yr Bond Futures	111	March 2020	26,931,504	1,905,227
Euro STOXX 50 Futures	10	March 2020	365,849	(50,463)
Euro-BOBL Futures	148	March 2020	22,164,758	271,976
Euro-BTP Futures	261	March 2020	41,997,973	1,130,298
Euro-Bund Futures	190	March 2020	37,222,329	1,037,278
Euro-CAC40 10 Futures	30	March 2020	1,757,434	(254,393)

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Euro-Schatz Futures	199	March 2020	$24,674,042	$83,626
FTSE 100 Index Futures	18	March 2020	1,506,693	(214,655)
FTSE China A50 Futures	1,662	March 2020	22,038,120	(525,275)
FTSE/MIB Index Futures	3	March 2020	364,734	(23,838)
IBEX 35 Index Futures	4	March 2020	383,879	(57,071)
Long Gilt Futures	221	June 2020	38,366,285	274,671
MSCI EAFE Futures	19	March 2020	1,725,200	(167,749)
MSCI Emerging Markets Futures	249	March 2020	12,559,560	(955,795)
MSCI Singapore IX ETS Futures	62	March 2020	1,531,417	(80,463)
OMXS30 Index Futures	76	March 2020	1,321,786	(176,773)
S&P 500 E-Mini Futures	300	March 2020	44,266,500	(4,471,503)
S&P Mid 400 E-Mini Futures	45	March 2020	8,154,900	(930,260)
SPI 200 Futures	4	March 2020	415,234	(27,108)
TOPIX Index Futures	9	March 2020	1,251,205	(119,492)
U.S. T-Note 2 Yr (CBT) Futures	26	June 2020	5,676,531	52,781
U.S. T-Note 5 Yr (CBT) Futures	269	June 2020	33,019,750	323,125
U.S. T-Note 10 Yr (CBT) Futures	153	June 2020	20,616,750	309,351
Us Ultra Bond(CBT) Futures	195	June 2020	40,462,500	2,198,508

Sold Contracts
10 Yr Australian Bond Futures	81	March 2020	7,899,089	(101,809)
10 Yr Canadian Bond Futures	70	June 2020	7,443,025	(60,763)
10 Yr Mini Japan Government Bond Futures	15	March 2020	2,142,499	(24,013)
Euro STOXX 50 Futures	24	March 2020	878,038	63,130
Euro-Bund Futures	219	March 2020	42,903,632	(1,106,911)
Hang Seng Index Futures	11	March 2020	1,846,504	33,965
MSCI EAFE Futures	21	March 2020	1,906,800	196,111
Russell 1000 E-Mini Futures	31	March 2020	2,536,110	274,372
Russell 2000 E-Mini Futures	12	March 2020	884,940	122,798
S&P/TSX 60 Index Futures	24	March 2020	3,473,094	148,182
SPI 200 Futures	5	March 2020	519,043	11,834
Us Ultra Bond(CBT) Futures	5	June 2020	1,037,500	(45,790)

				$888,498

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	1,460	EUR	1,305	04/08/2020	$(16,360)
Australia and New Zealand Banking Group Ltd.	USD	1,993	SGD	2,753	03/19/2020	(16,754)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	1,371	CNY	9,578	04/16/2020	$28
Australia and New Zealand Banking Group Ltd.	USD	3,609	HKD	28,270	05/26/2020	17,756
Australia and New Zealand Banking Group Ltd.	USD	1,393	THB	44,137	03/19/2020	6,434
Bank of America, NA	COP	1,525,131	USD	456	03/19/2020	22,480
Bank of America, NA	RUB	265,818	USD	4,193	07/09/2020	291,874
Bank of America, NA	RUB	715,111	USD	11,170	03/16/2020	510,238
Bank of America, NA	JPY	154,691	USD	1,427	04/09/2020	(10,468)
Bank of America, NA	RUB	90,561	USD	1,350	03/16/2020	(19)
Bank of America, NA	BRL	22,546	USD	5,012	03/03/2020	(30,035)
Bank of America, NA	ZAR	10,480	USD	721	04/08/2020	53,155
Bank of America, NA	CAD	2,890	USD	2,194	03/16/2020	41,187
Bank of America, NA	BRL	2,519	USD	579	03/03/2020	15,966
Bank of America, NA	EUR	3,288	USD	3,612	04/08/2020	(25,307)
Bank of America, NA	CAD	943	USD	710	03/27/2020	7,384
Bank of America, NA	USD	505	CAD	665	03/16/2020	(9,919)
Bank of America, NA	USD	2,092	CHF	2,029	03/18/2020	12,712
Bank of America, NA	GBP	1,062	EUR	1,233	03/13/2020	43
Bank of America, NA	CHF	1,396	NOK	13,250	03/12/2020	(39,875)
Bank of America, NA	USD	2,148	GBP	1,650	03/13/2020	(31,264)
Bank of America, NA	USD	2,127	EUR	1,933	04/08/2020	11,142
Bank of America, NA	USD	1,459	AUD	2,161	03/26/2020	(50,599)
Bank of America, NA	USD	1,817	SGD	2,517	03/19/2020	(9,379)
Bank of America, NA	USD	560	BRL	2,519	03/03/2020	3,356
Bank of America, NA	USD	701	CNY	4,921	04/16/2020	3,415
Bank of America, NA	USD	1,336	SEK	12,763	03/12/2020	(7,368)
Bank of America, NA	USD	5,320	BRL	22,546	03/03/2020	(278,257)
Bank of America, NA	CZK	24,256	EUR	951	03/26/2020	(430)
Bank of America, NA	USD	2,990	NOK	26,321	03/12/2020	(192,005)
Bank of America, NA	USD	2,833	INR	204,118	04/23/2020	(29,288)
Bank of America, NA	USD	1,821	RUB	116,016	03/16/2020	(91,960)
Barclays Bank PLC	KRW	5,237,537	USD	4,315	05/14/2020	(50,065)
Barclays Bank PLC	JPY	221,266	USD	2,019	04/09/2020	(36,132)
Barclays Bank PLC	INR	70,322	USD	964	04/23/2020	(2,001)
Barclays Bank PLC	TRY	13,713	USD	2,263	03/30/2020	91,508
Barclays Bank PLC	CNY	18,554	USD	2,650	05/21/2020	(3,389)
Barclays Bank PLC	SEK	10,459	USD	1,086	03/12/2020	(2,634)
Barclays Bank PLC	MYR	9,112	USD	2,130	08/13/2020	(23,532)
Barclays Bank PLC	EUR	11,992	USD	13,358	04/08/2020	90,429
Barclays Bank PLC	AUD	11,505	USD	7,663	03/26/2020	164,256
Barclays Bank PLC	NZD	4,015	USD	2,605	03/19/2020	95,325
Barclays Bank PLC	EUR	3,165	USD	3,473	04/08/2020	(29,213)
Barclays Bank PLC	MYR	2,974	USD	704	08/13/2020	959
Barclays Bank PLC	EUR	1,292	USD	1,429	03/13/2020	1,773
Barclays Bank PLC	GBP	1,796	USD	2,349	03/13/2020	46,122
Barclays Bank PLC	USD	1,198	CHF	1,159	03/18/2020	4,862
Barclays Bank PLC	USD	13,911	AUD	20,750	03/26/2020	(385,836)
Barclays Bank PLC	USD	2,128	CAD	2,845	03/27/2020	(8,749)
Barclays Bank PLC	USD	4,833	CNY	33,902	05/21/2020	14,730
Barclays Bank PLC	USD	1,923	PEN	6,643	03/19/2020	(2,036)

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	6,858	NOK	63,308	03/12/2020	$(128,434)
Barclays Bank PLC	USD	1,460	SEK	13,764	03/12/2020	(27,358)
Barclays Bank PLC	USD	3,698	MYR	15,294	08/13/2020	(82,733)
Barclays Bank PLC	USD	2,132	RUB	136,858	07/09/2020	(123,954)
Barclays Bank PLC	USD	5,747	TWD	173,753	05/21/2020	55,150
Barclays Bank PLC	USD	7,826	INR	562,839	04/23/2020	(95,467)
Barclays Bank PLC	USD	3,636	TWD	108,203	05/21/2020	(22,166)
Barclays Bank PLC	USD	10,332	JPY	1,132,395	04/09/2020	188,114
Barclays Bank PLC	USD	3,177	PHP	161,388	03/12/2020	(18,229)
Barclays Bank PLC	USD	10,289	RUB	636,521	03/16/2020	(800,770)
Barclays Bank PLC	USD	1,443	CLP	1,178,942	03/19/2020	(1,522)
Barclays Bank PLC	USD	4,370	KRW	5,154,531	05/14/2020	(73,999)
BNP PARIBAS SA	CZK	119,149	USD	5,239	03/26/2020	70,251
BNP PARIBAS SA	THB	80,880	USD	2,675	03/19/2020	110,718
BNP PARIBAS SA	AUD	14,856	USD	10,194	03/26/2020	511,376
BNP PARIBAS SA	CAD	10,221	USD	7,705	03/27/2020	89,556
BNP PARIBAS SA	NZD	3,426	USD	2,170	03/19/2020	28,221
BNP PARIBAS SA	USD	767	CHF	752	03/18/2020	13,456
BNP PARIBAS SA	USD	17,933	CAD	23,595	03/27/2020	(353,237)
BNP PARIBAS SA	USD	3,181	CHF	3,098	03/12/2020	32,096
BNP PARIBAS SA	USD	4,432	NZD	6,720	03/19/2020	(230,814)
BNP PARIBAS SA	USD	1,451	CNY	10,222	04/16/2020	12,465
BNP PARIBAS SA	USD	709	ZAR	10,549	04/08/2020	(36,217)
BNP PARIBAS SA	USD	4,907	PLN	18,681	03/26/2020	(143,546)
BNP PARIBAS SA	USD	1,040	CZK	24,256	03/26/2020	12,158
Citibank, NA	JPY	10,386,128	USD	95,745	03/16/2020	(616,735)
Citibank, NA	COP	5,968,258	USD	1,750	03/19/2020	55,047
Citibank, NA	HUF	677,965	USD	2,168	03/26/2020	(46,872)
Citibank, NA	CLP	1,169,683	USD	1,442	03/19/2020	11,926
Citibank, NA	JPY	310,646	USD	2,851	04/09/2020	(35,034)
Citibank, NA	INR	102,274	USD	1,414	04/23/2020	8,908
Citibank, NA	BRL	57,520	USD	13,107	04/02/2020	269,308
Citibank, NA	BRL	63,571	USD	14,131	03/03/2020	(84,687)
Citibank, NA	CZK	32,960	USD	1,437	03/26/2020	7,473
Citibank, NA	BRL	22,849	USD	5,235	03/03/2020	125,267
Citibank, NA	SEK	13,764	USD	1,453	03/12/2020	20,059
Citibank, NA	NOK	26,251	USD	2,877	03/12/2020	86,484
Citibank, NA	SGD	12,695	USD	9,433	03/19/2020	318,462
Citibank, NA	ILS	12,380	USD	3,611	04/06/2020	35,762
Citibank, NA	BRL	6,850	USD	1,691	04/08/2020	162,434
Citibank, NA	CHF	5,686	USD	5,856	03/18/2020	(43,710)
Citibank, NA	GBP	7,501	USD	9,826	03/13/2020	206,306
Citibank, NA	CHF	4,157	USD	4,288	03/12/2020	(23,382)
Citibank, NA	EUR	1,595	USD	1,734	03/30/2020	(29,682)
Citibank, NA	EUR	1,091	USD	1,187	04/08/2020	(20,278)
Citibank, NA	EUR	645	USD	701	03/13/2020	(11,991)
Citibank, NA	USD	3,173	GBP	2,420	03/13/2020	(68,968)
Citibank, NA	USD	2,373	EUR	2,190	04/08/2020	49,998
Citibank, NA	USD	733	ILS	2,524	04/06/2020	(3,920)
Citibank, NA	USD	7,667	EUR	6,888	04/08/2020	(45,756)
Citibank, NA	USD	3,629	CHF	3,545	03/18/2020	49,267
Citibank, NA	USD	14,546	BRL	63,571	03/03/2020	(330,529)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	5,079	BRL	22,849	03/03/2020	$30,438
Citibank, NA	NOK	13,268	CHF	1,399	03/12/2020	41,123
Citibank, NA	USD	1,815	NOK	16,791	03/12/2020	(29,990)
Citibank, NA	USD	1,456	CZK	32,960	03/26/2020	(26,178)
Credit Suisse International	HKD	56,279	USD	7,172	05/26/2020	(49,024)
Credit Suisse International	NOK	38,697	USD	4,340	03/12/2020	226,478
Credit Suisse International	SEK	14,751	USD	1,529	03/12/2020	(6,836)
Credit Suisse International	CAD	2,471	USD	1,850	03/27/2020	8,560
Credit Suisse International	CHF	1,411	USD	1,460	03/18/2020	(3,379)
Credit Suisse International	USD	1,469	GBP	1,116	03/13/2020	(37,242)
Credit Suisse International	USD	1,872	NZD	2,930	03/19/2020	(40,047)
Credit Suisse International	USD	8,110	AUD	12,062	03/26/2020	(248,145)
Credit Suisse International	USD	4,024	EUR	3,612	04/08/2020	(27,366)
Credit Suisse International	USD	822	TRY	5,045	03/30/2020	(23,347)
Credit Suisse International	USD	3,573	HKD	28,009	05/26/2020	21,103
Credit Suisse International	USD	3,378	NOK	31,050	03/12/2020	(77,831)
Credit Suisse International	USD	6,553	SEK	64,015	03/12/2020	111,302
Credit Suisse International	USD	1,716	INR	123,057	04/23/2020	(25,659)
Credit Suisse International	USD	930	KRW	1,105,486	05/14/2020	(8,382)
Deutsche Bank AG	PEN	27,040	USD	8,122	03/19/2020	302,660
Deutsche Bank AG	EUR	13,999	USD	15,666	04/08/2020	177,798
Deutsche Bank AG	ILS	12,459	USD	3,611	04/06/2020	12,792
Deutsche Bank AG	USD	1,452	ILS	4,953	04/06/2020	(22,025)
Deutsche Bank AG	USD	1,804	NOK	15,970	03/12/2020	(106,289)
Goldman Sachs Bank USA	HUF	3,447,592	USD	11,627	03/26/2020	364,231
Goldman Sachs Bank USA	JPY	896,788	USD	8,237	04/09/2020	(93,722)
Goldman Sachs Bank USA	RUB	112,671	USD	1,673	03/16/2020	(6,883)
Goldman Sachs Bank USA	RUB	105,514	USD	1,620	07/09/2020	71,962
Goldman Sachs Bank USA	RUB	137,095	USD	2,089	03/16/2020	45,766
Goldman Sachs Bank USA	ZAR	42,392	USD	2,700	04/08/2020	(2,595)
Goldman Sachs Bank USA	MXN	26,789	USD	1,377	03/06/2020	16,423
Goldman Sachs Bank USA	CAD	7,902	USD	5,947	03/27/2020	60,456
Goldman Sachs Bank USA	NOK	6,578	USD	709	03/12/2020	10,083
Goldman Sachs Bank USA	GBP	1,667	USD	2,185	03/13/2020	47,234
Goldman Sachs Bank USA	USD	1,430	CAD	1,892	03/27/2020	(20,085)
Goldman Sachs Bank USA	USD	1,424	SGD	1,948	03/19/2020	(25,306)
Goldman Sachs Bank USA	USD	3,341	EUR	3,024	04/08/2020	4,543
Goldman Sachs Bank USA	USD	2,172	ILS	7,479	04/06/2020	(12,016)
Goldman Sachs Bank USA	USD	917	SEK	8,608	03/12/2020	(20,344)
Goldman Sachs Bank USA	NOK	10,096	CHF	1,059	03/12/2020	24,818
Goldman Sachs Bank USA	USD	739	TWD	22,118	05/21/2020	85
Goldman Sachs Bank USA	USD	5,707	BRL	25,736	04/02/2020	36,742
Goldman Sachs Bank USA	USD	1,981	RUB	126,834	07/09/2020	(119,781)
Goldman Sachs Bank USA	USD	2,060	RUB	129,539	03/16/2020	(128,751)
Goldman Sachs Bank USA	USD	1,512	JPY	162,780	03/16/2020	(1,383)
HSBC Bank USA	HKD	84,986	USD	10,917	07/27/2020	13,462
HSBC Bank USA	CNY	52,940	USD	7,562	05/21/2020	(7,371)
HSBC Bank USA	CNY	29,101	USD	4,165	04/16/2020	(1,458)
HSBC Bank USA	TRY	10,708	USD	1,767	03/30/2020	71,746
HSBC Bank USA	GBP	1,309	USD	1,723	03/16/2020	44,536
HSBC Bank USA	USD	1,369	SGD	1,907	03/19/2020	(98)
HSBC Bank USA	USD	1,031	PLN	3,973	03/26/2020	(18,074)

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	3,389	ZAR	49,534	04/08/2020	$(230,267)
HSBC Bank USA	USD	2,193	HUF	677,962	03/26/2020	22,066
JPMorgan Chase Bank, NA	IDR	30,832,991	USD	2,146	05/05/2020	42,196
JPMorgan Chase Bank, NA	KRW	2,906,360	USD	2,464	05/14/2020	41,933
JPMorgan Chase Bank, NA	JPY	1,396,464	USD	12,845	04/09/2020	(128,246)
JPMorgan Chase Bank, NA	SEK	84,034	USD	8,747	03/12/2020	(1,974)
JPMorgan Chase Bank, NA	PHP	76,520	USD	1,493	03/12/2020	(4,874)
JPMorgan Chase Bank, NA	MXN	59,269	USD	2,997	03/06/2020	(12,571)
JPMorgan Chase Bank, NA	PLN	14,589	USD	3,699	03/26/2020	(21,477)
JPMorgan Chase Bank, NA	SEK	12,205	USD	1,293	03/12/2020	22,524
JPMorgan Chase Bank, NA	NOK	6,007	USD	669	03/12/2020	30,537
JPMorgan Chase Bank, NA	CHF	5,872	USD	6,064	03/18/2020	(28,032)
JPMorgan Chase Bank, NA	CAD	1,872	USD	1,432	03/27/2020	37,510
JPMorgan Chase Bank, NA	USD	12,517	CHF	12,087	03/18/2020	24,164
JPMorgan Chase Bank, NA	USD	2,596	NOK	23,239	03/12/2020	(125,874)
JPMorgan Chase Bank, NA	USD	1,095	TRY	6,908	03/30/2020	(1,821)
JPMorgan Chase Bank, NA	USD	6,145	NZD	9,280	03/19/2020	(343,770)
JPMorgan Chase Bank, NA	USD	7,547	CNY	52,940	05/21/2020	23,002
JPMorgan Chase Bank, NA	USD	10,219	MXN	194,963	03/06/2020	(318,777)
JPMorgan Chase Bank, NA	USD	8,748	SEK	81,923	03/12/2020	(218,400)
JPMorgan Chase Bank, NA	USD	2,962	JPY	322,068	04/09/2020	29,577
JPMorgan Chase Bank, NA	USD	2,824	HUF	868,994	03/26/2020	14,575
JPMorgan Chase Bank, NA	USD	4,664	HUF	1,419,650	03/26/2020	(26,521)
JPMorgan Chase Bank, NA	USD	468	COP	1,525,131	03/19/2020	(34,562)
Morgan Stanley Capital Services, Inc.	CLP	6,786,733	USD	8,902	03/19/2020	604,017
Morgan Stanley Capital Services, Inc.	JPY	313,703	USD	2,868	04/09/2020	(46,680)
Morgan Stanley Capital Services, Inc.	NOK	129,258	USD	14,621	03/12/2020	881,581
Morgan Stanley Capital Services, Inc.	BRL	60,749	USD	14,424	03/03/2020	839,441
Morgan Stanley Capital Services, Inc.	ZAR	21,797	USD	1,440	04/08/2020	49,836
Morgan Stanley Capital Services, Inc.	BRL	4,723	USD	1,164	04/08/2020	110,325
Morgan Stanley Capital Services, Inc.	CAD	2,874	USD	2,164	03/27/2020	22,429
Morgan Stanley Capital Services, Inc.	AUD	2,105	USD	1,410	03/26/2020	37,664
Morgan Stanley Capital Services, Inc.	USD	715	CHF	702	03/18/2020	13,658
Morgan Stanley Capital Services, Inc.	USD	1,819	CAD	2,413	03/27/2020	(21,722)
Morgan Stanley Capital Services, Inc.	USD	10,511	TRY	63,297	03/30/2020	(490,709)
Morgan Stanley Capital Services, Inc.	USD	13,504	BRL	60,749	03/03/2020	80,928
Morgan Stanley Capital Services, Inc.	USD	2,886	ILS	9,879	04/06/2020	(32,495)
Morgan Stanley Capital Services, Inc.	USD	3,743	CZK	84,817	03/26/2020	(63,752)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	1,463	JPY	161,868	04/09/2020	$40,734
Morgan Stanley Capital Services, Inc.	USD	5,969	CLP	4,599,380	03/19/2020	(344,865)
Morgan Stanley Capital Services, Inc.	USD	2,932	KRW	3,474,893	05/14/2020	(35,965)
Morgan Stanley Capital Services, Inc.	USD	3,805	IDR	53,122,498	05/05/2020	(181,273)
Natwest Markets PLC	COP	11,572,967	USD	3,413	03/19/2020	127,130
Natwest Markets PLC	CLP	4,464,220	USD	5,721	03/19/2020	262,149
Natwest Markets PLC	INR	103,625	USD	1,449	04/23/2020	25,522
Natwest Markets PLC	MYR	7,505	USD	1,803	08/13/2020	29,092
Natwest Markets PLC	CAD	4,782	USD	3,637	03/27/2020	74,610
Natwest Markets PLC	SGD	2,957	USD	2,166	03/19/2020	43,117
Natwest Markets PLC	USD	1,410	GBP	1,083	03/13/2020	(21,440)
Natwest Markets PLC	GBP	1,650	EUR	1,937	03/13/2020	24,476
Natwest Markets PLC	USD	2,181	PEN	7,382	03/19/2020	(46,229)
Natwest Markets PLC	USD	2,167	NOK	19,058	03/12/2020	(141,169)
Natwest Markets PLC	USD	2,232	TWD	65,630	11/10/2020	(16,697)
Natwest Markets PLC	USD	3,605	CLP	2,805,294	03/19/2020	(175,107)
Societe Generale	CHF	2,695	USD	2,793	03/18/2020	(3,400)
Standard Chartered Bank	IDR	45,012,645	USD	3,265	05/05/2020	193,823
Standard Chartered Bank	JPY	102,815	USD	920	04/09/2020	(35,509)
Standard Chartered Bank	INR	101,356	USD	1,406	04/23/2020	13,784
Standard Chartered Bank	ZAR	15,492	USD	1,060	04/08/2020	71,832
Standard Chartered Bank	CAD	4,801	USD	3,625	03/27/2020	48,520
Standard Chartered Bank	NZD	6,655	USD	4,306	03/19/2020	146,005
Standard Chartered Bank	AUD	1,093	USD	722	03/26/2020	9,779
Standard Chartered Bank	USD	1,445	SGD	2,008	03/19/2020	(3,524)
Standard Chartered Bank	USD	1,421	NZD	2,196	03/19/2020	(48,457)
Standard Chartered Bank	USD	2,159	CAD	2,872	03/27/2020	(19,868)
Standard Chartered Bank	USD	1,462	JPY	158,758	04/09/2020	12,409
State Street Bank & Trust Co.	JPY	78,534	USD	719	04/09/2020	(10,655)
State Street Bank & Trust Co.	THB	190,598	USD	6,138	03/19/2020	96,542
State Street Bank & Trust Co.	JPY	51,243	USD	473	03/16/2020	(2,026)
State Street Bank & Trust Co.	ZAR	13,863	USD	918	04/08/2020	34,056
State Street Bank & Trust Co.	SEK	10,219	USD	1,047	03/12/2020	(17,144)
State Street Bank & Trust Co.	MXN	8,470	USD	444	03/06/2020	13,754
State Street Bank & Trust Co.	NOK	7,938	USD	850	03/12/2020	6,568
State Street Bank & Trust Co.	EUR	5,853	USD	6,544	04/08/2020	69,026
State Street Bank & Trust Co.	EUR	2,337	USD	2,605	03/16/2020	23,232
State Street Bank & Trust Co.	CAD	1,556	USD	1,176	03/27/2020	17,189
State Street Bank & Trust Co.	SGD	1,006	USD	726	03/19/2020	3,380
State Street Bank & Trust Co.	CAD	1,240	USD	941	03/16/2020	18,396
State Street Bank & Trust Co.	EUR	395	USD	436	06/15/2020	(2,600)
State Street Bank & Trust Co.	CAD	408	USD	307	06/15/2020	3,121
State Street Bank & Trust Co.	CAD	230	USD	171	06/15/2020	(431)
State Street Bank & Trust Co.	EUR	239	USD	263	04/08/2020	(1,255)
State Street Bank & Trust Co.	GB	P75	USD	98	03/16/2020	2,180
State Street Bank & Trust Co.	USD	4	GBP	3	03/16/2020	(106)
State Street Bank & Trust Co.	USD	266	CHF	257	03/18/2020	456
State Street Bank & Trust Co.	USD	195	EUR	177	03/16/2020	268

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	726	EUR	661	04/08/2020	$5,564
State Street Bank & Trust Co.	USD	108	CAD	144	03/16/2020	(1,028)
State Street Bank & Trust Co.	USD	1,687	CAD	2,224	03/27/2020	(29,844)
State Street Bank & Trust Co.	USD	1,197	GBP	925	03/13/2020	(10,824)
State Street Bank & Trust Co.	USD	595	ZAR	8,772	04/08/2020	(35,691)
State Street Bank & Trust Co.	USD	1,445	AUD	2,105	03/26/2020	(73,095)
State Street Bank & Trust Co.	USD	6,863	EUR	6,134	04/08/2020	(76,740)
State Street Bank & Trust Co.	USD	862	NOK	7,938	03/12/2020	(18,507)
State Street Bank & Trust Co.	USD	717	THB	22,198	03/19/2020	(13,084)
State Street Bank & Trust Co.	USD	2,165	THB	68,458	03/19/2020	4,916
State Street Bank & Trust Co.	USD	15,084	JPY	1,655,131	03/16/2020	272,195
State Street Bank & Trust Co.	USD	917	IDR	13,298,780	05/05/2020	(9,271)
UBS AG	PHP	346,546	USD	6,804	03/12/2020	21,062
UBS AG	TWD	65,630	USD	2,235	11/10/2020	19,491
UBS AG	EUR	3,058	USD	3,420	04/08/2020	37,081
UBS AG	NZD	4,753	USD	3,006	03/19/2020	34,652
UBS AG	GBP	1,680	USD	2,175	03/13/2020	20,393
UBS AG	CAD	1,641	USD	1,235	03/16/2020	11,993
UBS AG	USD	1,824	GBP	1,381	03/16/2020	(52,888)
UBS AG	TRY	10,672	EUR	1,594	03/30/2020	73,713
UBS AG	USD	1,441	NOK	13,236	03/12/2020	(33,935)
UBS AG	USD	1,606	MXN	30,393	03/06/2020	(62,326)
UBS AG	USD	2,163	SEK	20,665	03/12/2020	(11,713)
UBS AG	USD	2,595	JPY	284,186	04/09/2020	45,409

						$905,658

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
RUB vs. USD/ Bank of America, NA(w)	RUB	67.350	07/2020	1,221,931,050	RUB	1,221,931	$158,824	$(641,979)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,320	11/01/2021	3 Month LIBOR	1.646%	Quarterly/ Semi-Annual	$78,547	$—	$78,547
USD	3,460	12/06/2021	3 Month LIBOR	1.602%	Quarterly/ Semi-Annual	35,320	—	35,320
USD	2,030	01/13/2022	3 Month LIBOR	1.650%	Quarterly/ Semi-Annual	24,600	—	24,600

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	8,850	02/07/2022	3 Month LIBOR	1.501%	Quarterly/ Semi-Annual	$87,777	$—	$87,777
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/ Quarterly	37,513	—	37,513
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/ Quarterly	148,376	—	148,376
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/ Quarterly	167,071	—	167,071
USD	1,020	11/01/2029	1.728%	3 Month LIBOR	Semi-Annual/ Quarterly	(64,537)	—	(64,537)
NOK	9,060	11/04/2029	1.861%	6 Month NIBOR	Annual/ Semi-Annual	(28,880)	(25,011)	(3,869)
NOK	9,060	11/04/2029	6 Month NIBOR	1.861%	Semi-Annual/ Annual	28,846	—	28,846
CHF	4,640	11/04/2029	6 Month LIBOR	(0.235)%	Semi-Annual/ Annual	165,736	—	165,736
USD	680	12/06/2029	1.718%	3 Month LIBOR	Semi-Annual/ Quarterly	(39,411)	—	(39,411)
NOK	38,740	12/17/2029	6 Month NIBOR	2.001%	Semi-Annual/ Annual	177,425	—	177,425
NOK	11,810	12/17/2029	2.001%	6 Month NIBOR	Annual/ Semi-Annual	(54,018)	(48,390)	(5,628)
NZD	9,460	12/17/2029	3 Month BKBM	1.730%	Quarterly/ Semi-Annual	320,853	—	320,853
NZD	9,460	12/17/2029	1.730%	3 Month BKBM	Semi-Annual/ Quarterly	(320,384)	(319,884)	(500)
NZD	10,420	12/24/2029	3 Month BKBM	1.780%	Quarterly/ Semi-Annual	383,006	—	383,006
NZD	5,450	12/24/2029	1.780%	3 Month BKBM	Semi-Annual/ Quarterly	(200,061)	(200,132)	71
SEK	63,770	01/09/2030	3 Month STIBOR	0.613%	Quarterly/ Annual	234,279	—	234,279
SEK	60,930	01/09/2030	0.613%	3 Month STIBOR	Annual/ Quarterly	(223,512)	(212,848)	(10,664)
USD	440	01/13/2030	1.820%	3 Month LIBOR	Semi-Annual/ Quarterly	(29,982)	—	(29,982)
SEK	116,270	02/03/2030	3 Month STIBOR	0.459%	Quarterly/ Annual	238,132	—	238,132
NOK	23,770	02/03/2030	6 Month NIBOR	1.753%	Semi- Annual/ Annual	52,130	—	52,130
NZD	5,860	02/03/2030	3 Month BKBM	1.405%	Quarterly/ Semi-Annual	81,775	—	81,775

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CHF	4,270	02/03/2030	6 Month LIBOR	(0.368)%	Semi-Annual/ Annual	$81,278	$(13)	$81,291
USD	1,760	02/07/2030	1.615%	3 Month LIBOR	Semi-Annual/ Quarterly	(85,772)	—	(85,772)
CHF	1,080	02/07/2030	6 Month LIBOR	(0.332)%	Semi-Annual/ Annual	24,856	—	24,856
CHF	340	03/03/2030	6 Month LIBOR	(0.537)%	Semi-Annual/ Annual	—	(193)	193

						$1,320,963	$(806,471)	$2,127,434

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)%	Quarterly	3.42%	USD	5	$(248)	$(236)	$(12)
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)	Quarterly	3.42	USD	3,331	(171,741)	(149,132)	(22,609)
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)	Quarterly	3.42	USD	3,542	(182,629)	(171,559)	(11,070)
CDX-NAHY Series 30, 5 Year Index, 06/20/2023*	(5.00)	Quarterly	3.45	USD	1,411	(80,559)	(72,465)	(8,094)
CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	(5.00)	Quarterly	3.53	USD	1,244	(75,444)	(86,999)	11,555
CDX-NAHY Series 32, 5 Year Index, 06/20/2024*	(5.00)	Quarterly	3.59	USD	1,411	(90,250)	(92,983)	2,733
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	3.85	USD	27,680	(1,610,063)	(1,366,643)	(243,420)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	3.85	USD	510	(5,169)	(28,592)	23,423

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxxx Xover Series 28, 5 Year Index, 12/20/2022*	(5.00	) %	Quarterly	2.67%	EUR	1,837	$(147,771)	$(157,684)	$9,913

Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	5.00		Quarterly	3.42	USD	5	248	253	(5)
CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	5.00		Quarterly	3.53	USD	1,244	75,444	37,277	38,167
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	3.85	USD	17,342	992,973	1,473,158	(480,185)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	3.85	USD	256	14,914	12,057	2,857
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	3.85	USD	256	14,914	12,057	2,857
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	3.85	USD	385	22,401	17,647	4,754
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	3.85	USD	127	7,371	6,060	1,311
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	3.85	USD	510	33,761	28,592	5,169
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	3.85	USD	510	28,663	23,494	5,169
CDX-NAIG Series 28, 5 Year Index, 06/20/2022*	1.00		Quarterly	0.40	USD	84,550	1,322,227	923,181	399,046
CDX-NAIG Series 32, 5 Year Index, 06/20/2024*	1.00		Quarterly	0.62	USD	1,090	19,660	20,849	(1,189)

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil, 4.250%, 01/07/2025, 12/20/2024*	1.00%	Quarterly	1.36%	USD	395	$(5,691)	$(5,693)	$2
iTraxx Xover Series 32, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.03	EUR	4,496	476,931	612,367	(135,436)
iTraxx Xover Series 32, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.03	EUR	168	17,840	16,116	1,724
iTraxx Xover Series 32, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.03	EUR	366	38,867	35,653	3,214
iTraxx Xover Series 32, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.03	EUR	144	15,292	14,174	1,118
iTraxx Xover Series 32, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.03	EUR	145	15,398	14,371	1,027
iTraxx Xover Series 32, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.03	EUR	77	8,177	7,409	768
iTraxxx Europe Series 27, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.33	EUR	37,100	720,390	624,898	95,492
iTraxxx Europe Series 31, 5 Year Index, 06/20/2024*	1.00	Quarterly	0.58	EUR	970	21,754	23,230	(1,476)
Republic of South Africa, 5.500%, 03/09/2020, 12/20/2024*	1.00%	Quarterly	2.16%	USD	330	$(16,647)	$(11,658)	$(4,989)

						$1,461,013	$1,759,199	$(298,186)

*	Termination date

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	12.63%	USD	1,955	$(312,930)	$(341,583)	$28,653
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	4,728	(387,223)	(465,472)	78,249
Deutsche Bank AG
CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.63	USD	2,500	(400,167)	(446,120)	45,953
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.54	USD	50	6,883	2,455	4,428

						$(1,093,437)	$(1,250,720)	$157,283

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	5,530	07/09/2024	CPI#	1.840%	Maturity	$112,067	$—	$112,067

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABVG1(1)	0.09%	Quarterly	USD	32,708	11/16/2020	$394,840
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	LIBOR Plus 0.0025%	Maturity	USD	134,967	05/01/2020	453,738

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA
CGABROEA	LIBOR Plus 0.20%	Quarterly	USD	894	02/16/2021	$(126,272)
CGABROEA	LIBOR Plus 0.20%	Quarterly	USD	1,977	02/16/2021	(279,615)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	3 Month EURIBOR Plus 1.00%	Quarterly/ Maturity	EUR	558	03/20/2020	(4,908)
Goldman Sachs & Co.
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	195	01/05/2021	9,018
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	145	01/05/2021	7,390
Goldman Sachs International
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Monthly	USD	1,791	01/05/2021	74,454
Russell 2000 Total Return Index	LIBOR Plus 1.691%	Quarterly	USD	8,563	05/15/2020	(1,205,206)
JPMorgan Chase Bank, NA
JPQABACP	0.12%	Quarterly	USD	2,417	07/15/2020	(345,293)
JPQABACP(2)	(0.10)%	Annual	USD	17,067	07/15/2020	(5,033,967)
JPQABEUV	3 Month EURIBOR Minus 0.05%	Quarterly	EUR	286	03/16/2020	(38,033)
JPQABEUV	3 Month EURIBOR Minus 0.05%	Quarterly	EUR	685	03/16/2020	(91,213)
Sophos Group PLC	LIBOR Plus 0.50%	Annual	USD	1,066	08/14/2020	11,989
Sophos Group PLC	LIBOR Plus 0.50%	Annual	USD	223	08/14/2020	2,289
Morgan Stanley Capital Services LLC
Bloomberg Commodity Index	0.12%		USD	46,496	03/16/2020	(5,368,140)
Sophos Group PLC	LIBOR Plus0.35%	Monthly	USD	160	01/27/2021	1,502

Pay Total Return on Reference Obligation
Barclays Bank PLC
LEGATRUH	LIBOR Minus 0.001%	Quarterly	USD	5,548	04/15/2020	(21,336)
Credit Suisse International
CSUSABCD	LIBOR Plus 1.751%	Quarterly	USD	958	09/15/2020	94,650
Goldman Sachs & Co.
Charles Schwab Corp. (The)	LIBOR Minus 0.30%	Monthly	USD	972	01/05/2021	194,792
Charles Schwab Corp. (The)	LIBOR Minus 0.30%	Monthly	USD	907	01/05/2021	192,389
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	499	01/05/2021	116,592

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	373	01/05/2021	$89,062
First Horizon National Corp.	LIBOR Minus 0.28%	Monthly	USD	313	01/05/2021	77,298
First Horizon National Corp.	LIBOR Minus 0.31%	Monthly	USD	265	01/05/2021	63,262
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	210	01/05/2021	54,354
First Horizon National Corp.	LIBOR Minus 1.54%	Monthly	USD	73	01/05/2021	18,465
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	19	01/05/2021	4,755
First Horizon National Corp.	LIBOR Minus 0.30%	Monthly	USD	22	01/05/2021	4,717
First Horizon National Corp.	LIBOR Minus 0.30%	Quarterly	USD	53	01/05/2021	498
First Horizon National Corp.	LIBOR Minus 0.30%	Monthly	USD	1	01/05/2021	269
United Bankshares, Inc./WV	LIBOR Minus 0.29%	Monthly	USD	308	01/05/2021	102,376
United Bankshares, Inc./WV	LIBOR Minus 0.29%	Monthly	USD	236	01/05/2021	81,423
United Bankshares, Inc./WV	LIBOR Minus 1.54%	Monthly	USD	215	01/05/2021	71,533
United Bankshares, Inc./WV	LIBOR Minus 0.28%	Monthly	USD	203	01/05/2021	69,990
United Bankshares, Inc./WV	LIBOR Minus 1.54%	Monthly	USD	156	01/05/2021	55,682
United Bankshares, Inc./WV	LIBOR Minus 0.30%	Monthly	USD	97	01/05/2021	20,615
United Bankshares, Inc./WV	LIBOR Minus 0.29%	Monthly	USD	45	01/05/2021	14,637
Goldman Sachs International
S&P 500 Total Return Index	LIBOR Plus 0.14%	Quarterly	USD	94,507	05/15/2020	13,332,697
JPMorgan Chase Bank, NA
Borgwarner, Inc.	LIBOR Minus 0.31%	Monthly	USD	672	08/14/2020	92,198
Borgwarner, Inc.	LIBOR Minus 0.30%	Monthly	USD	376	08/14/2020	37,388
Borgwarner, Inc.	LIBOR Minus 0.30%	Monthly	USD	1	08/14/2020	94
Borgwarner, Inc.	LIBOR Minus 0.30%	Monthly	USD	1	08/14/2020	66
Independent Bank Group, Inc.	LIBOR Minus 0.30%	Annual	USD	687	08/14/2020	96,185
Morgan Stanley	LIBOR Minus 0.30%	Monthly	USD	1,297	08/14/2020	265,803
Morgan Stanley	LIBOR Minus 0.30%	Monthly	USD	326	08/14/2020	36,598
Peugeot SA	EURIBOR Minus 0.20%	Monthly	EUR	293	08/14/2020	35,210

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Peugeot SA	EURIBOR Minus 0.20%	Monthly	EUR	309	08/14/2020	$31,353
South State Corp.	LIBOR Minus 0.31%	Monthly	USD	226	08/14/2020	43,705
South State Corp.	LIBOR Minus 0.31%	Monthly	USD	40	08/14/2020	5,935
South State Corp.	LIBOR Minus 0.31%	Monthly	USD	2	08/14/2020	304
Worldline SA/France	EURIBOR Minus 0.20%	Quarterly	EUR	651	08/14/2020	3,497
Xperi Corp.	LIBOR Minus 0.30%	Monthly	USD	111	08/14/2020	15,136
Xperi Corp.	LIBOR Minus 0.30%	Monthly	USD	2	08/14/2020	183
Xperi Corp.	LIBOR Minus 0.30%	Quarterly	USD	268	08/14/2020	(8,924)
Morgan Stanley Capital Services LLC
AbbVie, Inc.	LIBOR Minus 2.40%	Annual	USD	122	01/27/2021	(10,331)
AbbVie, Inc.	LIBOR Minus 2.37%	Annual	USD	152	01/27/2021	(12,800)
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	236	01/27/2021	(19,896)
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	342	01/27/2021	(28,866)
Eldorado Resorts, Inc.	LIBOR Minus 0.58%	Quarterly	USD	37	01/27/2021	(1,904)
Eldorado Resorts, Inc.	LIBOR Plus 0.30%	Annual	USD	760	01/27/2021	(75,614)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	44	01/27/2021	2,089
Flutter Entertainment PLC	LIBOR Minus 0.875%	Monthly	GBP	440	01/27/2021	(12,807)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	185	01/27/2021	(13,090)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	162	01/27/2021	(15,102)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	214	01/27/2021	(16,904)
Flutter Entertainment PLC	LIBOR Minus 0.875%	Monthly	GBP	297	01/27/2021	(17,297)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	240	01/27/2021	(19,715)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	233	01/27/2021	(21,695)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	402	01/27/2021	(35,390)
MSABHOWN	LIBOR Minus 0.30%	Quarterly	USD	665	02/16/2021	4,977
MSABHOWN	LIBOR Minus 0.60%	Quarterly	USD	884	02/16/2021	126,613

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Swiss Marketing Index Future	1.00%	Monthly	CHF	2,346	03/20/2020	$195,979
Swiss Marketing Index Future	0.00%	Monthly	CHF	306	03/20/2020	29,030
T-Mobile US, Inc.	LIBOR Minus 0.29%	Monthly	USD	47	01/27/2021	(3,657)
T-Mobile US, Inc.	LIBOR Minus 0.29%	Monthly	USD	249	01/27/2021	(14,566)

						$3,795,078

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
JPY/USD 05/27/2020*	5.88%	Maturity	USD	633	$213,881	$—	$213,881
Goldman Sachs International
FTSE 100 Index 03/20/2020*	14.45	Maturity	GBP	453	2,334,743	—	2,334,743
UBS AG
FTSE 100 Index 05/15/2020*	14.95	Maturity	GBP	509	1,701,571	—	1,701,571
Nikkei 225 Index 05/08/2020*	18.53	Maturity	JPY	89,617	2,285,357	—	2,285,357
S&P/ASX 200 Index 05/21/2020*	13.63	Maturity	AUD	802	618,989	—	618,989

Sale Contracts
Barclays Bank PLC
S&P 500 Index 05/15/2020*	24.40	Maturity	USD	4,329	(4,752,161)	—	(4,752,161)
Citibank, NA
Nasdaq 100 Stock Index 03/20/2020*	22.20	Maturity	USD	950	(4,027,668)	—	(4,027,668)
UBS AG
FTSE 100 Index 03/20/2020*	11.05	Maturity	GBP	348	(3,380,324)	—	(3,380,324)
Nikkei 225 Index 03/13/2020*	18.00	Maturity	JPY	36,419	(2,276,979)	—	(2,276,979)
Russell 2000 Index 03/20/2020*	19.00	Maturity	USD	214	(1,186,069)	—	(1,186,069)
S&P 500 Index 03/20/2020*	17.65	Maturity	USD	194	(1,278,100)	—	(1,278,100)

					$(9,746,760)	$—	$(9,746,760)

*	Termination date

**	Principal amount less than 500.

(a)	Non-income producing security.

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, the aggregate market value of these securities amounted to $56,720,402 or 8.4% of net assets.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	04/26/2017	$34,109	$742	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020	04/26/2017	170,769	31,695	0.00%

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Defaulted matured security.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 29, 2020.

(k)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of February 29, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Digicel Group One Ltd. 8.25%, 12/30/2022	01/09/2019	$128,387	$90,183	0.01%
Exide International Holdings LP(Superpriority Lien) 10.75%, 10/31/2021	01/31/2019	105,884	112,373	0.02%
Exide Technologies(Exchange Priority) 11.00%, 10/31/2024	12/01/2019	61,198	62,499	0.01%
Exide Technologies(First Lien) 11.00%, 10/31/2024	06/21/2019	17,782	18,940	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	14,589	96	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	17,405	13	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15	0	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	37,000	38,652	0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	2,464	154	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	04/26/2017	33,435	11,770	0.00%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(l)	Pays 10.75% cash or up to 4.50% PIK and remaining in cash.

(m)	Convertible security.

(n)	Defaulted.

(o)	When-Issued or delayed delivery security.

(p)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at February 29, 2020.
(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at February 29, 2020.

(t)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	Affiliated investments.

(v)	The rate shown represents the 7-day yield as of period end.

(w)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

INR – Indian Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CAC – Cotation Assistée en Continu (Continuous Assisted Quotation)

CBT – Chicago Board of Trade

CDX-CMBX. NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

(1)	The following table represents the (long/(short)) equity basket holdings underlying the total return swap with MLABVG1 as of February 29, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Russell 2000 Total Return Growth	(4,954)	$(35,193,476)	(107.6)%
Russell 2000 Total Return Value	3,015	31,818,934	97.3%

(2)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPQABACP as of February 29, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
MSCI AC World Index IMI	(15,245)	$(27,390,830)	(161.4)%
Royal Dutch Shell PLC	1,248	2,651,432	15.6%
Chevron Corp.	13,966	1,303,607	7.7%
BP PLC	2,459	1,244,258	7.3%
TOTAL SA	29,066	1,225,380	7.2%
Exxon Mobil Corp.	19,541	1,005,188	5.9%
Agnico Eagle Mines, Ltd.	17,940	851,196	5.0%
EOG Resources, Inc.	11,018	696,982	4.1%
Glencore PLC	2,387	589,114	3.5%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
LUKOIL PJSC	6,755	$574,953	3.4%
Repsol SA	47,732	531,125	3.1%
MMC Norilsk Nickel PJSC	17,089	513,700	3.0%
PetroChina Co., Ltd.	1,296,987	502,615	3.0%
Boliden AB	24,333	497,948	2.9%
Vale SA	45,021	442,106	2.6%
Antofagasta PLC	343	329,415	1.9%
Rio Tinto PLC	66	305,396	1.8%
First Quantum Minerals, Ltd.	40,839	301,803	1.8%
Motor Oil Hellas Corinth Refin	17,896	290,935	1.7%
Polyus PJSC	4,678	289,547	1.7%
Mosaic Co./The	16,561	282,032	1.7%
Halliburton Co.	15,748	267,085	1.6%
Kirkland Lake Gold, Ltd.	8,027	258,879	1.5%
Alcoa Corp.	18,198	252,406	1.5%
JXTG Holdings, Inc.	61,412	247,094	1.5%
Lundin Mining Corp.	47,823	244,041	1.4%
Origin Energy, Ltd.	54,195	243,894	1.4%
Newcrest Mining, Ltd.	14,058	238,387	1.4%
Cosan SA	13,869	224,923	1.3%
Yamato Kogyo Co., Ltd.	10,203	213,777	1.3%
Aker BP ASA	8,642	202,278	1.2%
Tupras Turkiye Petrol Rafineri	10,952	177,532	1.0%
Johnson Matthey PLC	52	167,748	1.0%
Inpex Corp.	18,012	155,784	0.9%
Sumitomo Metal Mining Co., Ltd.	6,181	153,889	0.9%
NexTier Oilfield Solutions, Inc.	32,258	150,321	0.9%
Continental Resources, Inc./OK	7,537	142,829	0.8%
S-Oil Corp.	2,597	142,411	0.8%
Norsk Hydro ASA	50,471	142,058	0.8%
Concho Resources, Inc.	1,834	124,716	0.7%
OZ Minerals, Ltd.	20,691	120,064	0.7%
APERAM SA	3,982	117,822	0.7%
Occidental Petroleum Corp.	3,577	117,125	0.7%
Petroleo Brasileiro SA – PBR/A	9,159	103,132	0.6%
Industrias Penoles SAB de CV	10,205	91,465	0.5%
SM Energy Co.	13,161	86,466	0.5%
Incitec Pivot, Ltd.	48,330	85,069	0.5%
Sasol, Ltd.	60	71,392	0.4%
TMK PJSC	19,279	57,549	0.3%
Petroleo Brasileiro SA – PETR4	9,070	50,940	0.3%
Other Long	208,921	164,700	1.0%

See notes to consolidated financial statements.

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

February 29, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $560,623,734)	$590,502,325	(a)
Affiliated issuers (cost $74,619,789—including investment of cash collateral for securities loaned of $7,862,335)	74,619,789
Cash collateral due from broker	25,346,672
Foreign currencies, at value (cost $11,176,595)	11,296,412
Unrealized appreciation on total return swaps	16,637,619
Unrealized appreciation on forward currency exchange contracts	10,667,319
Unrealized appreciation on variance swaps	7,154,541
Receivable for investment securities sold and foreign currency transactions	5,800,141
Unaffiliated interest and dividends receivable	2,115,724
Receivable for newly entered credit default swaps	1,681,053
Receivable for variation margin on futures	891,010
Receivable for newly entered centrally cleared interest rate swaps	818,605
Receivable for shares of beneficial interest sold	185,538
Unrealized appreciation on inflation swaps	112,067
Affiliated dividends receivable	79,393
Receivable for terminated centrally cleared credit default swaps	58,093
Market value on credit default swaps (net premiums paid $2,455)	6,883
Other assets	2,177

Total assets	747,975,361

Liabilities
Due to custodian	60,508
Options written, at value (premiums received $158,824)	641,979
Unrealized depreciation on variance swaps	16,901,301
Cash collateral due to broker	14,870,000
Unrealized depreciation on total return swaps	12,842,541
Unrealized depreciation on forward currency exchange contracts	9,761,661
Payable for collateral received on securities loaned	7,862,335
Payable for investment securities purchased and foreign currency transactions	5,906,457
Payable for variation margin on centrally cleared swaps	2,099,321
Market value on credit default swaps (net premiums received $1,253,175)	1,100,320
Payable for shares of beneficial interest redeemed	1,068,832
Advisory fee payable	296,087
Payable for newly entered credit default swaps	218,429
Payable for terminated total return swaps	176,620
Distribution fee payable	140,479
Transfer Agent fee payable	53,991
Trustees’ fees payable	5,674
Accrued expenses and other liabilities	278,124

Total liabilities	74,284,659

Net Assets	$673,690,702

Composition of Net Assets
Shares of beneficial interest, at par	$446
Additional paid-in capital	646,455,151
Distributable earnings	27,235,105

	$673,690,702

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$549,635,822	36,371,071	$15.11	*

C	$31,295,798	2,094,872	$14.94

Advisor	$80,557,328	5,282,590	$15.25

R	$3,071,175	204,788	$15.00

K	$8,872,523	589,579	$15.05

I	$258,056	16,745	$15.41

(a)	Includes securities on loan with a value of $20,769,973 (see Note E).

*	The maximum offering price per share for Class A shares was $15.78 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $102,408)	$5,910,318
Affiliated issuers	373,423
Interest (net of foreign taxes withheld of $30,751)	2,860,785
Securities lending income	115,891
Other income	1,301	$9,261,718

Expenses
Advisory fee (see Note B)	1,975,362
Distribution fee—Class A	728,926
Distribution fee—Class B	8,116
Distribution fee—Class C	175,460
Distribution fee—Class R	8,941
Distribution fee—Class K	13,123
Transfer agency—Class A	294,337
Transfer agency—Class B	1,028
Transfer agency—Class C	18,544
Transfer agency—Advisor Class	42,457
Transfer agency—Class R	4,679
Transfer agency—Class K	10,587
Transfer agency—Class I	160
Custodian	221,289
Printing	64,694
Audit and tax	60,917
Registration fees	50,938
Legal	22,484
Trustees’ fees	11,671
Miscellaneous	43,989

Total expenses	3,757,702
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(21,755)

Net expenses		3,735,947

Net investment income		5,525,771

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$18,763,460
Forward currency exchange contracts	2,454,550
Futures	4,132,298
Options written	595,809
Swaps	(13,314,558)
Foreign currency transactions	(1,960,406)
Net change in unrealized appreciation/depreciation of:
Investments(b)	(13,496,979)
Forward currency exchange contracts	2,659,528
Futures	(3,224,673)
Options written	(678,435)
Swaps	(4,439,633)
Foreign currency denominated assets and liabilities	144,247

Net loss on investment and foreign currency transactions	(8,364,792)

Net Decrease in Net Assets from Operations	$(2,839,021)

(a)	Net of foreign capital gains taxes of $22,320.

(b)	Net of increase in accrued foreign capital gains taxes of $14,439.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,525,771	$10,350,423
Net realized gain on investment transactions	10,671,153	15,134,273
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(19,035,945)	13,318,182
Contributions from Affiliates (see Note B)	– 0	–	9,807

Net increase (decrease) in net assets from operations	(2,839,021)	38,812,685
Distributions to Shareholders
Class A	(16,836,692)	– 0	–
Class C	(679,299)	– 0	–
Advisor Class	(2,608,101)	– 0	–
Class R	(83,171)	– 0	–
Class K	(296,351)	– 0	–
Class I	(8,115)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(21,501,528)	(110,299,884)

Total decrease	(44,852,278)	(71,487,199)
Net Assets
Beginning of period	718,542,980	790,030,179

End of period	$673,690,702	$718,542,980

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 29, 2020 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 29, 2020, net assets of the Fund were $673,690,702, of which $7,955,117, or approximately 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of

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amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

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assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the

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option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2020:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Information Technology	$68,082,028		$8,889,742		$18,330		$76,990,100
Financials	37,154,878		17,480,221		– 0	–	54,635,099
Consumer Discretionary	42,945,997		11,353,501		60,659		54,360,157
Health Care	39,381,908		10,422,972		– 0	–	49,804,880
Industrials	25,186,558		10,644,052		41,575		35,872,185
Communication Services	17,961,290		10,306,202		– 0	–	28,267,492
Consumer Staples	10,572,510		9,002,089		60,390		19,634,989
Materials	9,738,085		2,896,031		– 0	–(a)	12,634,116
Energy	4,877,253		3,020,090		14,870	(a)	7,912,213
Real Estate	4,169,956		2,172,535		– 0	–	6,342,491
Utilities	1,461,907		3,537,049		– 0	–	4,998,956
Investment Companies	49,352,119		– 0	–	– 0	–	49,352,119
Corporates – Non-Investment Grade	– 0	–	36,690,830		204,148	(a)	36,894,978
Governments – Treasuries	– 0	–	15,344,667		– 0	–	15,344,667
Emerging Markets – Sovereigns	– 0	–	13,865,234		– 0	–	13,865,234
Corporates – Investment Grade	– 0	–	12,089,850		– 0	–	12,089,850
Collateralized Mortgage Obligations	– 0	–	6,673,017		– 0	–	6,673,017
Bank Loans	– 0	–	3,927,026		1,940,256		5,867,282
Emerging Markets – Treasuries	– 0	–	4,528,166		– 0	–	4,528,166
Emerging Markets – Corporate Bonds	– 0	–	4,160,482		154		4,160,636
Inflation-Linked Securities	– 0	–	2,883,251		– 0	–	2,883,251
Collateralized Loan Obligations	– 0	–	1,477,619		263,412		1,741,031
Asset-Backed Securities	– 0	–	1,060,916		– 0	–	1,060,916
Commercial Mortgage-Backed Securities	– 0	–	830,035		– 0	–	830,035
Quasi-Sovereigns	– 0	–	323,825		– 0	–	323,825

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Local Governments – US Municipal Bonds	$	– 0	–	$292,652		$	– 0	–	$292,652
Preferred Stocks		53,636		– 0	–		– 0	–	53,636
Warrants		36,194		– 0	–		11,590	(a)	47,784
Mortgage Pass-Throughs		– 0	–	146			– 0	–	146
Short-Term Investments:
Governments – Treasuries		– 0	–	81,045,244			– 0	–	81,045,244
Investment Companies		66,757,454		– 0	–		– 0	–	66,757,454
U.S. Treasury Bills		– 0	–	1,995,178			– 0	–	1,995,178
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		7,862,335		– 0	–		– 0	–	7,862,335

Total Investments in Securities		385,594,108		276,912,622			2,615,384		665,122,114
Other Financial Instruments(b):
Assets:
Futures		10,442,591		108,929			– 0	–	10,551,520	(c)
Forward Currency Exchange Contracts		– 0	–	10,667,319			– 0	–	10,667,319
Centrally Cleared Interest Rate Swaps		– 0	–	2,367,520			– 0	–	2,367,520	(c)
Centrally Cleared Credit Default Swaps		– 0	–	3,847,225			– 0	–	3,847,225	(c)
Credit Default Swaps		– 0	–	6,883			– 0	–	6,883
Inflation (CPI) Swaps		– 0	–	112,067			– 0	–	112,067
Total Return Swaps		– 0	–	16,637,619			– 0	–	16,637,619
Variance Swaps		– 0	–	7,154,541			– 0	–	7,154,541
Liabilities:
Futures		(7,864,593)		(1,798,429)			– 0	–	(9,663,022	)(c)
Forward Currency Exchange Contracts		– 0	–	(9,761,661)			– 0	–	(9,761,661)
Currency Options Written		– 0	–	(641,979)			– 0	–	(641,979)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,046,557)			– 0	–	(1,046,557	)(c)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Credit Default Swaps	$	– 0	–	$(2,386,212)	$	– 0	–	$(2,386,212	)(c)
Credit Default Swaps		– 0	–	(1,100,320)		– 0	–	(1,100,320)
Total Return Swaps		– 0	–	(12,842,541)		– 0	–	(12,842,541)
Variance Swaps		– 0	–	(16,901,301)		– 0	–	(16,901,301)

Total		$388,172,106		$271,335,725		$2,615,384		$662,123,215

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

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are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $105,793 for the six months ended February 29, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,801 from the sale of Class A shares and received $2,630 and $122 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2020, such waiver amounted to $20,569.

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A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2020 is as follows:

Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/29/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$44,674	$193,484	$171,400	$66,758	$347
Government Money Market Portfolio*	8,911	53,257	54,306	7,862	26

Total				$74,620	$373

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended August 31, 2019, the Adviser reimbursed the Fund $9,807 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the

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Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$162,420,054	$213,037,728
U.S. government securities	2,711,331	3,963,476

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$100,134,597
Gross unrealized depreciation	(72,798,089)

Net unrealized appreciation	$27,336,508

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 29, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 29, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional

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amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended February 29, 2020, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended February 29, 2020, the Fund held written options for hedging and non-hedging purposes.

During the six months ended February 29, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on

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the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

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interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 29, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the

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buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 29, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To

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the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 29, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended February 29, 2020, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended February 29, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$9,701,128	*	Receivable/Payable for variation margin on futures	$1,339,285	*

Equity contracts	Receivable/Payable for variation margin on futures	850,392	*	Receivable/Payable for variation margin on futures	8,323,737	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	610,299	*	Receivable/Payable for variation margin on centrally cleared swaps	908,485	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,367,797	*	Receivable/Payable for variation margin on centrally cleared swaps	240,363	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	10,667,319		Unrealized depreciation on forward currency exchange contracts	9,761,661

Foreign exchange contracts				Options written, at value	641,979

Interest rate contracts	Unrealized appreciation on inflation swaps	112,067

Credit contracts	Market value on credit default swaps	6,883		Market value on credit default swaps	1,100,320

Interest contracts	Unrealized appreciation on total return swaps	453,738		Unrealized depreciation on total return swaps	21,335

Credit contracts				Unrealized depreciation on total return swaps	4,907

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Commodity contracts			Unrealized depreciation on total return swaps	$5,368,140

Equity contracts	Unrealized appreciation on total return swaps	$16,183,881	Unrealized depreciation on total return swaps	7,448,159

Foreign currency contracts	Unrealized appreciation on variance swaps	213,881

Equity contracts	Unrealized appreciation on variance swaps	6,940,660	Unrealized depreciation on variance swaps	16,901,301

Total		$48,108,045		$52,059,672

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,094,872	$3,377,907

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,037,426	(6,602,580)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,454,550	2,659,528

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(16,282)	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(26,481)	(205,506)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	595,809	(678,435)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,729,051	(154,480)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,754,924	(4,726,168)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	213,881

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,632,565	(1,241,942)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(18,431,098)	1,469,076

Total	$(6,174,664)	$(5,888,719)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 29, 2020:

Futures:
Average notional amount of buy contracts	$535,375,457
Average notional amount of sale contracts	$131,421,092
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$383,015,152
Average principal amount of sale contracts	$532,035,962
Purchased Options:
Average notional amount	$7,087,170	(a)
Purchased Swaptions:
Average notional amount	$3,280,000	(b)
Options Written:
Average notional amount	$28,534,611
Inflation Swaps:
Average notional amount	$5,530,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$67,624,890
Credit Default Swaps:
Average notional amount of sale contracts	$10,388,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$23,956,468
Average notional amount of sale contracts	$155,661,421
Total Return Swaps:
Average notional amount	$429,197,878
Variance Swaps:
Average notional amount	$6,470,583

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 29, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$24,218	$(24,218)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	1,367,792	(1,367,792)		– 0	–		– 0	–		– 0	–
Barclays Bank PLC	1,420,847	(1,420,847)		– 0	–		– 0	–		– 0	–
BNP PARIBAS SA	880,297	(763,814)		– 0	–		– 0	–		116,483
Citibank, NA	1,590,329	(1,590,329)		– 0	–		– 0	–		– 0	–
Credit Suisse International	462,093	(462,093)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	493,250	(493,250)		– 0	–		– 0	–		– 0	–
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	17,680,237	(1,636,072)		(12,842,000)			– 0	–		3,202,165
HSBC Bank USA	151,810	(151,810)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	943,951	(943,951)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	3,040,803	(1,537,095)		– 0	–		– 0	–		1,503,708
Natwest Markets PLC	586,096	(400,642)		– 0	–		– 0	–		185,454
Standard Chartered Bank	496,152	(107,358)		– 0	–		– 0	–		388,794
State Street Bank & Trust Co.	570,843	(302,301)		– 0	–		– 0	–		268,542
UBS AG	4,869,711	(4,869,711)		– 0	–		– 0	–		– 0	–

Total	$34,578,429	$(16,071,283)		$(12,842,000)		$	– 0	–		$5,665,146	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$33,114	$(24,218)	$	– 0	–	$	– 0	–	$8,896
Bank of America, NA	1,448,152	(1,367,792)		– 0	–		– 0	–	80,360
Barclays Bank PLC	6,691,716	(1,420,847)		– 0	–		(1,346,745)		3,924,124
BNP PARIBAS SA	763,814	(763,814)		– 0	–		– 0	–	– 0	–
Citibank, NA	5,856,175	(1,590,329)		– 0	–		(2,956,866)		1,308,980

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$312,930	$	– 0	–	$	– 0	–	$(287,509)	$25,421
Credit Suisse International	934,481	(462,093)	– 0	–	(319,229)	153,159
Deutsche Bank AG	528,481	(493,250)	– 0	–	(35,231)	– 0	–
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	1,636,072	(1,636,072)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	257,268	(151,810)	– 0	–	– 0	–	105,458
JPMorgan Chase Bank, NA	6,784,329	(943,951)	(2,652,000)	(3,164,413)	23,965
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,537,095	(1,537,095)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	400,642	(400,642)	– 0	–	– 0	–	– 0	–
Societe Generale	3,400	– 0	–	– 0	–	– 0	–	3,400
Standard Chartered Bank	107,358	(107,358)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	302,301	(302,301)	– 0	–	– 0	–	– 0	–
UBS AG	8,282,334	(4,869,711)	(2,687,000)	– 0	–	725,623

Total	$35,879,662	$(16,071,283)	$(5,339,000)	$(8,109,993)	$6,359,386	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services LLC	$5,368,140	$	– 0	–	$(5,195,000)			$–0	–	$173,140

Total	$5,368,140	$	– 0	–	$(5,195,000.	)	$	– 0	–	$173,140	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

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Unfunded loan commitments and funded loans are marked to market daily.

As of February 29, 2020, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized depreciation on such loan commitment was $335.

Borrower	Unfunded Loan Commitment	Funded
Motion Acquisition Limited Delayed Draw Term	$8,558	$	– 0	–

As of February 29, 2020, the Fund had no bridge loan commitments outstanding.

During the six months ended February 29, 2020, the Fund did not receive commitment fees or additional funding fees.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment

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restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 29, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$20,769,973	$7,862,335	$12,531,167	$115,891	$25,707	$1,186

*	As of February 29, 2020.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019		Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019

Class A
Shares sold	332,675	754,606		$5,292,825	$10,993,967

Shares issued in reinvestment of dividends	967,561	– 0	–	15,229,411	– 0	–

Shares converted from Class B	283,623	87,389		4,520,626	1,293,882

Shares converted from Class C	257,185	998,633		4,067,612	14,854,998

Shares redeemed	(2,462,867)	(6,827,578)		(39,122,848)	(100,255,434)

Net decrease	(621,823)	(4,986,950)		$(10,012,374)	$(73,112,587)

Class B
Shares sold	4,704	12,397		$73,543	$181,418

Shares converted to Class A	(285,587)	(87,575)		(4,520,626)	(1,293,882)

Shares redeemed	(5,416)	(43,392)		(85,024)	(643,135)

Net decrease	(286,299)	(118,570)		$(4,532,107)	$(1,755,599)

Class C
Shares sold	51,700	63,736		$807,314	$917,960

Shares issued in reinvestment of dividends	38,020	– 0	–	592,745	– 0	–

Shares converted to Class A	(261,246)	(1,012,075)		(4,067,612)	(14,854,998)

Shares redeemed	(178,565)	(803,893)		(2,793,271)	(11,628,893)

Net decrease	(350,091)	(1,752,232)		$(5,460,824)	$(25,565,931)

Advisor Class
Shares sold	386,357	943,849		$6,202,361	$14,010,777

Shares issued in reinvestment of dividends	136,144	– 0	–	2,161,969	– 0	–

Shares redeemed	(483,470)	(1,222,656)		(7,764,862)	(18,161,766)

Net increase (decrease)	39,031	(278,807)		$599,468	$(4,150,989)

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	Shares			Amount
	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019		Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019

Class R
Shares sold	10,904	122,979		$171,843	$1,751,806

Shares issued in reinvestment of dividends	5,318	– 0	–	83,171	– 0	–

Shares redeemed	(77,751)	(157,136)		(1,213,175)	(2,253,718)

Net decrease	(61,529)	(34,157)		$(958,161)	$(501,912)

Class K
Shares sold	36,692	112,395		$580,648	$1,622,694

Shares issued in reinvestment of dividends	18,900	– 0	–	296,349	– 0	–

Shares redeemed	(127,002)	(471,773)		(2,027,623)	(6,845,454)

Net decrease	(71,410)	(359,378)		$(1,150,626)	$(5,222,760)

Class I
Shares sold	434	721		$7,069	$10,827

Shares issued in reinvestment of dividends	409	– 0	–	6,558	– 0	–

Shares redeemed	(33)	(62)		(531)	(933)

Net increase	810	659		$13,096	$9,894

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events

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may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than

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investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sales Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process

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for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2020.

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NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019			2018
Distributions paid from:
Ordinary income	$	– 0	–	$10,223,908

Total taxable distributions paid	$	– 0	–	$10,223,908

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,087,542
Undistributed capital gains	4,455,521	(a)
Other losses	(1,045,382	)(b)
Unrealized appreciation/(depreciation)	37,802,597	(c)

Total accumulated earnings/(deficit)	$45,300,278	(d)

(a)	During the fiscal year, the Fund utilized $10,541,302 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2019, the cumulative deferred loss on straddles was $1,045,382

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s consolidated net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2020† (unaudited)	Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 15.65	$ 14.78	$ 14.71	$ 13.85	$ 13.49	$ 14.31

Income From Investment Operations

Net investment income(a)(b)	.12	.21	.20	.44	.38	.43

Net realized and unrealized gain (loss) on investment transactions	(.19)	.66	.05	.85	.29	(.93)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	.87	.25	1.29	.67	(.50)

Less: Dividends and Distributions

Dividends from net investment income	(.34)	– 0	–	(.18)	(.43)	(.31)	(.32)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	– 0	–	(.18)	(.43)	(.31)	(.32)

Net asset value, end of period	$ 15.11	$ 15.65	$ 14.78	$ 14.71	$ 13.85	$ 13.49

Total Return

Total investment return based on net asset value(d)*	(.60)%	5.88%	1.79%	9.61%	5.13%	(3.46)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$549,636	$578,918	$620,635	$688,485	$684,917	$713,524

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.03	%^	.96%	.84%	.83%	.86%	.85%

Expenses, before waivers/reimbursements(e)‡	1.03	%^	1.03%	1.03%	.97%	.94%	.93%

Net investment income(b)	1.55	%^	1.45%	1.38%	3.14%	2.89%	3.07%

Portfolio turnover rate	30%	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 137.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2020† (unaudited)	Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 15.38	$ 14.64	$ 14.53	$ 13.68	$ 13.32	$ 14.15

Income From Investment Operations

Net investment income(a)(b)	.06	.10	.09	.38	.29	.33

Net realized and unrealized gain (loss) on investment transactions	(.19)	.64	.06	.79	.27	(.92)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.13)	.74	.15	1.17	.56	(.59)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	– 0	–	(.04)	(.32)	(.20)	(.24)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	– 0	–	(.04)	(.32)	(.20)	(.24)

Net asset value, end of period	$ 14.94	$ 15.38	$ 14.64	$ 14.53	$ 13.68	$ 13.32

Total Return

Total investment return based on net asset value(d)*	(.92)%	5.05%	1.01%	8.84%	4.31%	(4.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,296	$37,609	$61,466	$102,696	$198,792	$220,663

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.78	%^	1.71%	1.58%	1.59%	1.61%	1.60%

Expenses, before waivers/reimbursements(e)‡	1.79	%^	1.78%	1.78%	1.71%	1.69%	1.68%

Net investment income(b)	.81	%^	.71%	.63%	2.73%	2.17%	2.40%

Portfolio turnover rate	30%	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 137.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2020† (unaudited)	Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 15.81	$ 14.90	$ 14.80	$ 13.93	$ 13.58	$ 14.40

Income From Investment Operations

Net investment income(a)(b)	.14	.25	.24	.48	.42	.48

Net realized and unrealized gain (loss) on investment transactions	(.19)	.66	.07	.86	.28	(.94)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)	.91	.31	1.34	.70	(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.38)	– 0	–	(.21)	(.47)	(.35)	(.36)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)	– 0	–	(.21)	(.47)	(.35)	(.36)

Net asset value, end of period	$ 15.25	$ 15.81	$ 14.90	$ 14.80	$ 13.93	$ 13.58

Total Return

Total investment return based on net asset value(d)*	(.47)%	6.17%	2.02%	9.99%	5.30%	(3.21)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$80,557	$82,885	$82,258	$90,911	$88,863	$94,932

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.78	%^	.71%	.59%	.59%	.61%	.60%

Expenses, before waivers/reimbursements(e)‡	.78	%^	.78%	.78%	.72%	.69%	.68%

Net investment income(b)	1.80	%^	1.70%	1.63%	3.40%	3.16%	3.42%

Portfolio turnover rate	30%	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.07%	.20%	.31%	.31%	.27%
See footnote summary on page 137.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 29, 2020† (unaudited)	Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$15.48	$14.69	$14.63	$13.77	$13.39	$14.21

Income From Investment Operations

Net investment income(a)(b)	.09	.15	.14	.38	.36	.38

Net realized and unrealized gain (loss) on investment transactions	(.19)	.64	.06	.85	.25	(.92)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.79	.20	1.23	.61	(.54)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	– 0	–	(.14)	(.37)	(.23)	(.28)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	– 0	–	(.14)	(.37)	(.23)	(.28)

Net asset value, end of period	$15.00	$15.48	$14.69	$14.63	$13.77	$13.39

Total Return

Total investment return based on net asset value(d)*	(.80)%	5.45%	1.34%	9.17%	4.69%	(3.82	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,071	$4,124	$4,414	$6,196	$6,381	$10,762

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.44	%^	1.38%	1.25%	1.25%	1.27%	1.26%

Expenses, before waivers/reimbursements(e)‡	1.44	%^	1.44%	1.44%	1.38%	1.35%	1.34%

Net investment income(b)	1.20	%^	1.04%	.97%	2.69%	2.70%	2.71%

Portfolio turnover rate	30%	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 137.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 29, 2020† (unaudited)	Year Ended August 31,
2019†	2018†	2017†	2016	2015

Net asset value, beginning of period	$ 15.58	$ 14.73	$ 14.66	$ 13.80	$ 13.44	$ 14.26

Income From Investment Operations

Net investment income(a)(b)	.11	.20	.19	.41	.38	.38

Net realized and unrealized gain (loss) on investment transactions	(.19)	.65	.06	.86	.28	(.89)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.85	.25	1.27	.66	(.51)

Less: Dividends and Distributions

Dividends from net investment income	(.32)	– 0	–	(.18)	(.41)	(.30)	(.31)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	– 0	–	(.18)	(.41)	(.30)	(.31)

Net asset value, end of period	$ 15.05	$ 15.58	$ 14.73	$ 14.66	$ 13.80	$ 13.44

Total Return

Total investment return based on net asset value(d)*	(.63)%	5.84%	1.60%	9.56%	5.04%	(3.55	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,873	$10,298	$15,032	$23,344	$27,129	$30,439

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.13	%^	1.06%	.94%	.94%	.95%	.95%

Expenses, before waivers/reimbursements(e)‡	1.13	%^	1.13%	1.13%	1.07%	1.03%	1.03%

Net investment income(b)	1.45	%^	1.36%	1.28%	2.95%	2.85%	2.74%

Portfolio turnover rate	30%	81%	38%	108%	14%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.07%	.20%	.31%	.31%	.27%

See footnote summary on page 137.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended February 29, 2020† (unaudited)		Year Ended August 31,
			2019†		2018†		2017†		2016		2015

Net asset value, beginning of period	$15.97		$15.05		$14.76		$13.89		$13.54		$14.35

Income From Investment Operations

Net investment income(a)(b)	.14		.25		.24		.47		.42		.49

Net realized and unrealized gain (loss) on investment transactions	(.20)		.67		.05		.87		.27		(.95)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.06)		.92		.29		1.34		.69		(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.37)		– 0	–	– 0	–	(.47)		(.34)		(.35)

Distributions from net realized gain on investment transactions	(.13)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.50)		– 0	–	– 0	–	(.47)		(.34)		(.35)

Net asset value, end of period	$15.41		$15.97		$15.05		$14.76		$13.89		$13.54

Total Return

Total investment return based on net asset value(d)*	(.49)%		6.18%		1.97%		9.92%		5.28%		(3.18	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$258		$254		$230		$214		$11,299		$11,912

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.80	%^	.74%		.62%		.61%		.63%		.62%

Expenses, before waivers/reimbursements(e)‡	.80	%^	.80%		.81%		.74%		.71%		.70%

Net investment income(b)	1.77	%^	1.68%		1.60%		3.33%		3.14%		3.45%

Portfolio turnover rate.	30%		81%		38%		108%		14%		9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.07%		.20%		.31%		.31%		.27%

See footnote summary on page 137.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 29, 2020 and the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .01% (annualized), .07%, .19% and ..13%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .03%, respectively.

†	Consolidated (see Note A).

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (formerly AB Balanced Wealth Strategy) (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2017. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2018 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the

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Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 143

by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

144 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 145

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

150 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 151

NOTES

152 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0152-0220

FEB    02.29.20

SEMI-ANNUAL REPORT

AB CONSERVATIVE WEALTH STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Conservative Wealth Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 1

SEMI-ANNUAL REPORT

April 11, 2020

This report provides management’s discussion of fund performance for AB Conservative Wealth Strategy for the semi-annual reporting period ended February 29, 2020.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	6 Months	12 Months

AB CONSERVATIVE WEALTH STRATEGY

Class A Shares	0.12%	4.88%

Class C Shares	-0.34%	4.07%

Advisor Class Shares[1]	0.22%	5.21%

Class R Shares[1]	-0.12%	4.45%

Class K Shares[1]	0.02%	4.77%

Class I Shares[1]	0.23%	5.17%

Primary Benchmark: Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	2.07%	10.22%

MSCI ACWI (net)	1.13%	3.89%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 29, 2020.

For both periods, all share classes of the Fund underperformed the primary benchmark; all share classes underperformed the MSCI ACWI (net) for the six-month period, but outperformed for the 12-month period, before sales charges. During the six-month period, overall allocation to diversifiers and equities detracted, while fixed-income holdings contributed to absolute performance. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments can include commodities and related derivatives, real estate related securities and inflation-linked securities. Security selection within diversifiers and

2 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

fixed income also detracted, while selection within equities contributed. Overall within the Fund, allocation to diversifiers and equities detracted during the 12-month period, though security selection within diversifiers and equities contributed.

The Fund utilized derivatives for hedging and investment purposes. For both periods, futures, forwards, interest rate swaps and credit default swaps contributed to returns on an absolute basis, while variance swaps, inflation swaps and total return swaps detracted. Purchased options and written options detracted for the six-month period and contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities rose modestly during the six-month period ended February 29, 2020, as the economic impact of the novel coronavirus, which causes the disease known as COVID-19, took a toll on global markets and pared back earlier double-digit gains. Equity markets experienced heightened volatility, and global economic weakness persisted throughout the early part of the period. The overall outlook for investors was balanced by a potential resolution to the US-China trade dispute and supportive monetary policy from the US Federal Reserve (the “Fed”) and global central banks, as well as improving economic data. The much-anticipated phase-one US-China trade accord and strong corporate earnings sparked a rally that sent global markets higher; however, the onset of COVID-19 touched off increased volatility as investors struggled to discern the severity of its impact. Markets rose to all-time highs in mid-February, buoyed by the belief that the fallout from the coronavirus outbreak would be short-lived. Early efforts to contain the virus proved ineffective and, as it spread across the globe, manufacturing production and worldwide supply chains suffered, causing markets to retract dramatically. Asian markets declined sharply, followed by other global markets, including the US. Emerging-market countries more closely tied to commodities, such as Brazil, Chile, Russia and South Africa, faced outsized pressure. For the most part, growth stocks continued to outperform value over the entire period, and large-cap stocks outperformed their small-cap peers.

Global fixed-income markets advanced over the six-month period. Long-dated developed-market treasuries were robust performers, given their interest-rate sensitivity, even as yields trended higher in September before beginning to fall in January. US interest rates fell near record lows in February as COVID-19 impacted trade and market expectations, which drove oil prices sharply lower. Investment-grade corporate bonds outperformed in the US and globally, along with global high-yield bonds and securitized assets, while US high-yield and emerging-market sovereigns posted positive results but trailed the overall global fixed-income market. The Fed lowered interest rates two times during the period and increased its balance sheet to manage liquidity in the repurchase-agreement market.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 3

The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates, and the Japanese government implemented a significant fiscal stimulus program in December. China announced substantive monetary and fiscal measures to combat the economic impact from the coronavirus, while central bankers and governments signaled more monetary and fiscal measures to boost economic growth in the wake of declining trade, disrupted supply chains and resulting industry headwinds.

The Fund’s Senior Investment Management Team (the “Team”) uses a global, multi-asset strategy focusing on moderate growth and defensively managing market volatility. The Team’s dedicated multi-asset investment professionals utilize a rigorous quantitative research toolset in collaboration with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments among a number of asset classes, including fixed-income securities, equity securities, and alternative asset classes and alternative investment strategies. The Fund seeks to have generally greater exposure to fixed-income securities than equity securities or alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Investments will be made either directly or indirectly through underlying registered investment companies advised by the Adviser (each an “Underlying Portfolio”), although a majority of the Fund’s assets are expected to be invested directly.

The Fund’s investments in fixed-income securities may include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser intends to gain exposure to high-yield debt securities (commonly known as “junk bonds”) through investment in the AB High Income Fund, an Underlying Portfolio, and may, in the future, gain such exposure through direct investments in high-yield debt securities. Fixed-income securities in which the Fund or AB High Income Fund may invest may be of any credit quality or maturity.

The Fund’s investments in equity securities of issuers consist primarily

(continued on next page)

4 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

of securities of large-capitalization companies and derivatives related to such securities. In selecting equity securities for the Fund, the Adviser intends to use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally.

The Fund may invest in alternative investments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as real-estate related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor. In order to gain exposure to real-estate related securities, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Real Return Portfolio, an Underlying Portfolio.

The Adviser seeks to adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged,

(continued on next page)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 5

with net investment exposure in excess of net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

6 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 7

DISCLOSURES AND RISKS (continued)

net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities and in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with

8 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 9

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.88%	0.44%

5 Years	2.69%	1.79%

10 Years	4.06%	3.61%

CLASS C SHARES

1 Year	4.07%	3.07%

5 Years	1.90%	1.90%

10 Years	3.30%	3.30%

ADVISOR CLASS SHARES[1]

1 Year	5.21%	5.21%

5 Years	2.95%	2.95%

10 Years	4.34%	4.34%

CLASS R SHARES[1]

1 Year	4.45%	4.45%

5 Years	2.26%	2.26%

10 Years	3.65%	3.65%

CLASS K SHARES[1]

1 Year	4.77%	4.77%

5 Years	2.60%	2.60%

10 Years	3.98%	3.98%

CLASS I SHARES[1]

1 Year	5.17%	5.17%

5 Years	2.91%	2.91%

10 Years	4.31%	4.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.18%, 1.17%, 1.83%, 1.52% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.25%, 2.00%, 1.00%, 1.66%, 1.35% and 1.06% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-12.26%

5 Years	-0.67%

10 Years	2.09%

CLASS C SHARES

1 Year	-9.88%

5 Years	-0.55%

10 Years	1.78%

ADVISOR CLASS SHARES[1]

1 Year	-8.09%

5 Years	0.45%

10 Years	2.82%

CLASS R SHARES[1]

1 Year	-8.70%

5 Years	-0.19%

10 Years	2.14%

CLASS K SHARES[1]

1 Year	-8.47%

5 Years	0.11%

10 Years	2.45%

CLASS I SHARES[1]

1 Year	-8.15%

5 Years	0.41%

10 Years	2.78%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,001.20	$5.47	1.10%	$6.32	1.27%
Hypothetical**	$1,000	$1,019.39	$5.52	1.10%	$6.37	1.27%
Class C
Actual	$1,000	$996.60	$9.23	1.86%	$10.08	2.03%
Hypothetical**	$1,000	$1,015.61	$9.32	1.86%	$10.17	2.03%
Advisor Class
Actual	$1,000	$1,002.20	$4.23	0.85%	$5.08	1.02%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%	$5.12	1.02%
Class R
Actual	$1,000	$998.80	$7.50	1.51%	$8.35	1.68%
Hypothetical**	$1,000	$1,017.35	$7.57	1.51%	$8.42	1.68%
Class K
Actual	$1,000	$1,000.20	$5.97	1.20%	$6.81	1.37%
Hypothetical**	$1,000	$1,018.90	$6.02	1.20%	$6.87	1.37%
Class I
Actual	$1,000	$1,002.30	$4.33	0.87%	$5.18	1.04%
Hypothetical**	$1,000	$1,020.54	$4.37	0.87%	$5.22	1.04%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO SUMMARY

February 29, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $167.4

1

All data are as of February 29, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% weightings in the following security types: Governments–Sovereign Bonds, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds and Supranationals.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 15

PORTFOLIO OF INVESTMENTS

February 29, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 37.7%
Information Technology – 8.3%
Communications Equipment – 0.2%
Acacia Communications, Inc.(a)	5,735	$392,905

Electronic Equipment, Instruments & Components – 1.2%
Amphenol Corp. – Class A	8,192	751,043
CDW Corp./DE	3,390	387,206
Fitbit, Inc. – Class A(a)	39,478	252,264
Hitachi Ltd.	1,300	43,415
Ingenico Group SA	994	141,674
IPG Photonics Corp.(a)	1,070	136,575
KEMET Corp.	12,917	336,875

		2,049,052

IT Services – 2.2%
Accenture PLC – Class A	767	138,513
Akamai Technologies, Inc.(a)	1,045	90,403
Amadeus IT Group SA – Class A	1,660	117,679
Atos SE	700	52,666
Automatic Data Processing, Inc.	3,164	489,597
Booz Allen Hamilton Holding Corp.	2,346	167,270
Capgemini SE	1,065	118,020
CGI, Inc.(a)	725	50,940
Cognizant Technology Solutions Corp. – Class A	7,480	455,757
Fidelity National Information Services, Inc.	870	121,556
Mastercard, Inc. – Class A	4,278	1,241,690
Paychex, Inc.	2,870	222,368
Visa, Inc. – Class A	2,187	397,509

		3,663,968

Semiconductors & Semiconductor Equipment – 0.7%
Cypress Semiconductor Corp.	17,518	404,491
Intel Corp.	3,428	190,323
Lam Research Corp.	380	111,503
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	4,810	258,970
Texas Instruments, Inc.	1,842	210,246

		1,175,533

Software – 3.1%
Cadence Design Systems, Inc.(a)	1,654	109,396
Check Point Software Technologies Ltd.(a)	1,700	176,460
Citrix Systems, Inc.	2,200	227,458
Constellation Software, Inc./Canada	259	263,859
Fortinet, Inc.(a)	1,168	119,206
Microsoft Corp.	16,156	2,617,433

16 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nice Ltd.(a)	1,096	$179,269
NortonLifeLock, Inc.	4,810	91,534
Oracle Corp.	8,232	407,155
Oracle Corp. Japan	2,200	171,483
RIB Software SE	3,272	106,216
ServiceNow, Inc.(a)	480	156,523
Synopsys, Inc.(a)	858	118,344
TiVo Corp.	8,869	67,138
Trend Micro, Inc./Japan(b)	5,700	282,875

		5,094,349

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	2,697	737,252
Hewlett Packard Enterprise Co.	5,670	72,519
HP, Inc.	6,410	133,264
Samsung Electronics Co., Ltd.	8,734	393,129
Seagate Technology PLC	2,040	97,818

		1,433,982

		13,809,789

Financials – 5.9%
Banks – 2.1%
Banco do Brasil SA	1,900	19,910
Bank Leumi Le-Israel BM	37,710	243,754
Bank of Communications Co., Ltd. – Class A	33,100	24,813
Bank of Nanjing Co., Ltd.	8,700	9,786
Carolina Financial Corp.	7,041	228,128
CenterState Bank Corp.	2,390	48,350
China Everbright Bank Co., Ltd.	42,645	23,278
China Minsheng Banking Corp., Ltd. – Class H	39,000	26,690
Chongqing Rural Commercial Bank Co., Ltd. – Class H	12,000	5,483
CIT Group, Inc.	2,300	91,333
Citigroup, Inc.	3,354	212,845
Credicorp Ltd.	560	101,511
DBS Group Holdings Ltd.	23,900	417,872
DNB ASA	4,405	73,781
Grupo Financiero Banorte SAB de CV – Class O	4,470	24,440
IBERIABANK Corp.	5,461	328,698
JPMorgan Chase & Co.	2,535	294,339
Jyske Bank A/S(a)	7,448	256,515
KBC Group NV	2,850	189,885
PNC Financial Services Group, Inc. (The)	1,510	190,864
Royal Bank of Canada	2,380	176,995
Texas Capital Bancshares, Inc.(a)	2,626	123,632
Toronto-Dominion Bank (The)	3,078	158,320
Wells Fargo & Co.	7,589	310,011

		3,581,233

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 2.2%
BlackRock, Inc. – Class A	290	$134,273
Charles Schwab Corp. (The)	19,215	783,011
China Cinda Asset Management Co., Ltd. – Class H	105,000	22,266
CI Financial Corp.	1,790	29,726
CME Group, Inc. – Class A	1,844	366,624
E*TRADE Financial Corp.	6,303	288,551
Franklin Resources, Inc.	3,271	71,177
Goldman Sachs Group, Inc. (The)	531	106,609
Japan Exchange Group, Inc.(b)	5,500	91,966
Julius Baer Group Ltd.(a)	9,318	391,990
Korea Investment Holdings Co., Ltd.(a)	371	19,348
Legg Mason, Inc.	4,142	206,355
Moody’s Corp.	310	74,409
NH Investment & Securities Co., Ltd.(a)	2,380	19,817
Partners Group Holding AG	206	178,771
S&P Global, Inc.	986	262,187
Singapore Exchange Ltd.	45,100	278,496
TD Ameritrade Holding Corp.	7,758	327,620

		3,653,196

Consumer Finance – 0.1%
Ally Financial, Inc.	3,673	92,082
Samsung Card Co., Ltd.	870	24,141

		116,223

Diversified Financial Services – 0.4%
Berkshire Hathaway, Inc. – Class B(a)	2,786	574,863
Far East Horizon Ltd.	24,000	21,284
Investor AB – Class B	136	6,812
Pargesa Holding SA	1,281	94,430
Voya Financial, Inc.(b)	852	44,849

		742,238

Insurance – 1.0%
Admiral Group PLC	4,680	128,448
Aegon NV	11,598	39,478
American Financial Group, Inc./OH	1,730	159,887
BB Seguridade Participacoes SA	3,200	22,791
Fidelity National Financial, Inc.	3,640	141,086
Gjensidige Forsikring ASA	1,940	39,428
iA Financial Corp., Inc.	1,109	52,788
Japan Post Holdings Co., Ltd.	3,800	33,024
Manulife Financial Corp.	3,117	52,389
MetLife, Inc.	1,102	47,077
PICC Property & Casualty Co., Ltd. – Class H	122,000	129,012
Porto Seguro SA	1,900	25,909
Poste Italiane SpA(c)	1,345	14,408

18 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Progressive Corp. (The)	2,135	$156,197
Prudential Financial, Inc.	182	13,732
Reinsurance Group of America, Inc. – Class A	770	93,963
RenaissanceRe Holdings Ltd.	600	102,240
Sampo Oyj – Class A	3,470	141,791
Swiss Re AG	820	78,007
Zurich Insurance Group AG	376	145,599

		1,617,254

Thrifts & Mortgage Finance – 0.1%
Essent Group Ltd.	3,110	135,720

		9,845,864

Consumer Discretionary – 5.9%
Auto Components – 0.5%
Aptiv PLC	6,665	520,603
Delphi Technologies PLC(a)	13,368	188,756
Faurecia SE	401	18,337
Magna International, Inc. – Class A (Canada)	980	44,603

		772,299

Automobiles – 0.1%
Fiat Chrysler Automobiles NV	13,960	175,905
Hyundai Motor Co.	220	21,015
Nissan Motor Co., Ltd.	4,800	20,572

		217,492

Diversified Consumer Services – 0.4%
H&R Block, Inc.(b)	4,025	83,197
Service Corp. International/US	12,606	602,440

		685,637

Hotels, Restaurants & Leisure – 1.6%
Accor SA	7,255	263,885
Aristocrat Leisure Ltd.	10,430	228,771
Caesars Entertainment Corp.(a)	32,242	409,796
Compass Group PLC	8,826	194,458
Las Vegas Sands Corp.	5,841	340,589
Marriott International, Inc./MD – Class A	1,696	210,304
McDonald’s Corp.	850	165,044
Starbucks Corp.	1,620	127,057
Stars Group, Inc. (The)(a)	16,940	388,773
Transat AT, Inc.(a)	14,103	155,714
Yum China Holdings, Inc.	2,450	107,285

		2,591,676

Household Durables – 0.2%
Coway Co., Ltd.	390	22,230
DR Horton, Inc.	580	30,897
Lennar Corp. – Class A	1,690	101,974
NVR, Inc.(a)	32	117,350

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Taylor Wimpey PLC	7,710	$20,359

		292,810

Internet & Direct Marketing Retail – 0.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	490	101,920
Amazon.com, Inc.(a)	155	291,981
Booking Holdings, Inc.(a)	40	67,826
eBay, Inc.	3,018	104,544
Naspers Ltd. – Class N	2,401	375,411
Prosus NV(a)	2,046	143,077

		1,084,759

Media – 0.2%
Cineplex, Inc.(b)	13,137	322,883

Multiline Retail – 0.2%
Dollar General Corp.	1,430	214,929
Next PLC	995	78,422

		293,351

Specialty Retail – 1.5%
AutoZone, Inc.(a)	200	206,502
GrandVision NV(b) (c)	10,075	306,308
Home Depot, Inc. (The)	856	186,471
O’Reilly Automotive, Inc.(a)	50	18,436
Ross Stores, Inc.	2,390	259,984
Tiffany & Co.	3,101	414,262
TJX Cos., Inc. (The)	10,408	622,399
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,145	551,458

		2,565,820

Textiles, Apparel & Luxury Goods – 0.6%
adidas AG	974	274,228
Deckers Outdoor Corp.(a)	1,250	217,250
NIKE, Inc. – Class B	3,035	271,268
Samsonite International SA(c)	111,368	196,116

		958,862

		9,785,589

Health Care – 5.3%
Biotechnology – 0.5%
Amgen, Inc.	536	107,055
Exact Sciences Corp.(a) (b)	720	58,284
Gilead Sciences, Inc.	2,920	202,531
Ra Pharmaceuticals, Inc.(a)	6,778	316,939
Vertex Pharmaceuticals, Inc.(a)	450	100,814

		785,623

Health Care Equipment & Supplies – 1.2%
Abbott Laboratories	12,011	925,207
Baxter International, Inc.	1,566	130,714

20 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Koninklijke Philips NV	6,581	$281,826
Medtronic PLC	1,450	145,971
ResMed, Inc.	279	44,350
STERIS PLC	190	30,138
Stryker Corp.	428	81,573
Wright Medical Group NV(a)	13,699	414,395

		2,054,174

Health Care Providers & Services – 0.8%
Anthem, Inc.	2,879	740,162
Galenica AG(a) (c)	2,200	148,759
Henry Schein, Inc.(a)	3,608	219,872
Sinopharm Group Co., Ltd. – Class H	6,400	20,106
UnitedHealth Group, Inc.	930	237,113

		1,366,012

Health Care Technology – 0.1%
Cerner Corp.	1,741	120,599

Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc.	1,371	105,663
IQVIA Holdings, Inc.(a)	5,841	814,761

		920,424

Pharmaceuticals – 2.2%
Allergan PLC	2,090	398,500
Astellas Pharma, Inc.	10,100	158,299
Bristol-Myers Squibb Co.	2,800	165,368
Eli Lilly & Co.	270	34,055
GlaxoSmithKline PLC	8,990	181,413
Johnson & Johnson	3,821	513,848
Merck & Co., Inc.	5,486	420,008
Novo Nordisk A/S – Class B	3,130	183,383
Roche Holding AG	2,325	747,566
Sanofi	1,694	157,992
Zoetis, Inc.	5,489	731,300

		3,691,732

		8,938,564

Industrials – 3.8%
Aerospace & Defense – 0.3%
Airbus SE	630	76,040
Arconic, Inc.	3,929	115,316
Korea Aerospace Industries Ltd.(a)	780	16,678
L3Harris Technologies, Inc.	1,090	215,526
MTU Aero Engines AG	320	79,175

		502,735

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	4,109	283,110

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hyundai Glovis Co., Ltd.	196	$19,994
Kuehne & Nagel International AG	400	58,553
ZTO Express Cayman, Inc. (ADR)	1,750	41,055

		402,712

Airlines – 0.1%
Qantas Airways Ltd.	40,413	147,811

Building Products – 0.3%
Allegion PLC	3,662	421,093
Johnson Controls International PLC	2,770	101,299

		522,392

Commercial Services & Supplies – 1.0%
Advanced Disposal Services, Inc.(a)	11,993	396,489
Copart, Inc.(a)	1,402	118,441
Secom Co., Ltd.	6,400	507,557
Stericycle, Inc.(a) (b)	12,122	696,166

		1,718,653

Electrical Equipment – 0.0%
Fangda Carbon New Material Co., Ltd. – Class A(a)	14,800	21,641

Industrial Conglomerates – 0.3%
3M Co.	2,923	436,229
CITIC Ltd.	20,000	22,580
Toshiba Corp.	1,400	37,892

		496,701

Machinery – 0.5%
Dover Corp.	1,488	152,877
Mitsubishi Heavy Industries Ltd.	900	28,438
PACCAR, Inc.	1,523	101,889
Volvo AB – Class B	4,499	70,619
WABCO Holdings, Inc.(a)	2,912	393,411

		747,234

Marine – 0.0%
MISC Bhd	3,700	6,736

Professional Services – 0.9%
Experian PLC	5,540	184,393
ManpowerGroup, Inc.	527	40,020
RELX PLC	17,529	421,725
Thomson Reuters Corp.	743	55,194
Verisk Analytics, Inc. – Class A	3,602	558,706
Wolters Kluwer NV	2,830	207,196

		1,467,234

22 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 0.0%
Nippon Express Co., Ltd.	700	$33,572

Trading Companies & Distributors – 0.1%
AerCap Holdings NV(a)	550	28,644
Aircastle Ltd.	4,289	136,605
Xiamen C & D, Inc.	20,700	22,936

		188,185

Transportation Infrastructure – 0.1%
Aena SME SA(c)	130	20,939
Flughafen Zurich AG	679	102,982
International Container Terminal Services, Inc.	8,910	18,728
Westports Holdings Bhd	25,800	21,293

		163,942

		6,419,548

Communication Services – 3.0%
Diversified Telecommunication Services – 0.7%
Comcast Corp. – Class A	16,245	656,785
Elisa Oyj	240	13,824
HKT Trust & HKT Ltd. – Class SS	92,000	138,519
Nippon Telegraph & Telephone Corp.	8,100	188,972
Telenor ASA	3,008	48,734
Verizon Communications, Inc.	2,861	154,952

		1,201,786

Entertainment – 0.2%
Daiichikosho Co., Ltd.	1,500	61,324
Live Nation Entertainment, Inc.(a)	649	39,439
Nintendo Co., Ltd.	665	222,931

		323,694

Interactive Media & Services – 1.5%
Alphabet, Inc. – Class A(a)	121	162,049
Alphabet, Inc. – Class C(a)	1,051	1,407,636
Auto Trader Group PLC	31,540	212,376
Facebook, Inc. – Class A(a)	3,606	694,047

		2,476,108

Media – 0.0%
Informa PLC	8,570	75,848

Wireless Telecommunication Services – 0.6%
Advanced Info Service PCL	3,700	23,451
China Mobile Ltd.	24,500	194,986
DiGi.Com Bhd	14,000	13,959
Globe Telecom, Inc.	570	19,893
KDDI Corp.	9,900	279,710

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PLDT, Inc.	1,080	$20,999
SoftBank Group Corp.	7,800	362,375
Sprint Corp.(a)	5,843	53,697
T-Mobile US, Inc.(a)	110	9,918

		978,988

		5,056,424

Consumer Staples – 2.1%
Beverages – 0.3%
Asahi Group Holdings Ltd.	900	34,450
Coca-Cola Bottlers Japan Holdings, Inc.(b)	1,000	23,064
Coca-Cola European Partners PLC	2,031	103,500
PepsiCo, Inc.	2,277	300,632

		461,646

Food & Staples Retailing – 0.5%
Casino Guichard Perrachon SA(b)	1,306	50,736
Koninklijke Ahold Delhaize NV	9,370	218,904
Metro, Inc./CN	661	25,746
Sysco Corp.	3,080	205,282
Walmart, Inc.	2,490	268,123

		768,791

Food Products – 0.5%
Ajinomoto Co., Inc.	2,500	41,942
Danone SA	2,726	192,397
General Mills, Inc.	94	4,606
Hershey Co. (The)	130	18,719
Kellogg Co.	1,590	96,147
Morinaga & Co., Ltd./Japan	2,600	103,211
Nestle Malaysia Bhd	700	23,919
Nestle SA	1,130	116,283
NH Foods Ltd.	1,100	41,443
Salmar ASA	4,370	197,493
Tyson Foods, Inc. – Class A	594	40,291

		876,451

Household Products – 0.5%
Kimberly-Clark Corp.	750	98,393
Kimberly-Clark de Mexico SAB de CV – Class A	12,890	24,538
Procter & Gamble Co. (The)	3,927	444,654
Reckitt Benckiser Group PLC	2,817	208,156

		775,741

Personal Products – 0.2%
L’Oreal SA	627	168,528
Pola Orbis Holdings, Inc.	2,000	38,067
Unilever PLC	3,655	196,492

		403,087

24 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 0.1%
KT&G Corp.	290	$20,177
Philip Morris International, Inc.	2,671	218,675

		238,852

		3,524,568

Materials – 1.4%
Chemicals – 0.9%
Akzo Nobel NV	700	56,007
BASF SE	1,447	85,640
International Flavors & Fragrances, Inc.(b)	8,372	1,002,798
Mitsubishi Chemical Holdings Corp.	5,300	35,432
Nitto Denko Corp.	600	29,834
OMNOVA Solutions, Inc.(a)	24,248	245,147
PhosAgro PJSC (GDR)(c)	6,051	66,622
Sinopec Shanghai Petrochemical Co., Ltd.	35,516	20,440
Sumitomo Chemical Co., Ltd.	9,300	33,889

		1,575,809

Containers & Packaging – 0.1%
Avery Dennison Corp.	860	98,461

Metals & Mining – 0.3%
Continental Gold, Inc.(a)	66,681	272,239
Evraz PLC	11,899	50,813
Fortescue Metals Group Ltd.	7,928	52,954
Kirkland Lake Gold Ltd.	966	31,155
Southern Copper Corp.	2,760	92,874

		500,035

Paper & Forest Products – 0.1%
Mondi PLC	4,403	89,423

		2,263,728

Energy – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Chevron Corp.	1,028	95,954
Exxon Mobil Corp.	445	22,891
HollyFrontier Corp.	1,490	50,183
Inpex Corp.	3,500	30,805
LUKOIL PJSC (Sponsored ADR)	2,241	193,488
Marathon Petroleum Corp.	7,698	365,039
Phillips 66	790	59,139
PTT Exploration & Production PCL	5,900	19,819
Royal Dutch Shell PLC – Class B	18,161	393,643
TOTAL SA	1,757	75,942
Valero Energy Corp.	720	47,700
Yanzhou Coal Mining Co., Ltd. – Class H	24,000	18,443

		1,373,046

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 0.7%
Equity Real Estate Investment Trusts (REITs) – 0.4%
Fibra Uno Administracion SA de CV	18,548	$28,091
Host Hotels & Resorts, Inc.	6,594	95,481
Japan Retail Fund Investment Corp.(b)	17	32,227
Nippon Building Fund, Inc.	20	149,525
Taubman Centers, Inc.	4,866	253,324
Vornado Realty Trust	1,807	96,819

		655,467

Real Estate Management & Development – 0.3%
Agile Group Holdings Ltd.	16,000	22,876
CBRE Group, Inc. – Class A(a)	4,968	278,904
Guangzhou R&F Properties Co., Ltd. – Class H	12,800	20,181
Nomura Real Estate Holdings, Inc.	2,200	47,467
Vonovia SE	2,120	114,709

		484,137

		1,139,604

Utilities – 0.5%
Electric Utilities – 0.3%
Enel SpA	35,719	299,796
Manila Electric Co.	3,730	19,742
PPL Corp.	3,566	107,016
Terna Rete Elettrica Nazionale SpA	9,317	61,592

		488,146

Gas Utilities – 0.0%
Snam SpA	5,380	26,676

Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy, Inc.	730	24,243
Uniper SE	2,080	61,827

		86,070

Multi-Utilities – 0.1%
Canadian Utilities Ltd. – Class A	220	6,511
Engie SA	4,290	71,639
Public Service Enterprise Group, Inc.	2,000	102,620
Suez	1,830	29,058

		209,828

Water Utilities – 0.0%
Guangdong Investment Ltd.	44,000	83,559

		894,279

Total Common Stocks (cost $58,153,598)		63,051,003

26 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 24.3%
Funds and Investment Trusts – 24.3%(d)
AB All Market Real Return Portfolio – Class Z(e)		2,531,798	$19,444,212
AB High Income Fund, Inc. – Class Z(e)		2,159,900	17,581,585
Consumer Staples Select Sector SPDR Fund		5,528	320,569
Industrial Select Sector SPDR Fund(b)		3,190	233,125
iShares Core U.S. Aggregate Bond ETF		10,019	1,164,408
iShares Global Healthcare ETF(b)		7,602	479,230
iShares JP Morgan USD Emerging Markets Bond ETF		2,234	254,944
iShares US Technology ETF(b)		1,401	316,948
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		5,301	171,805
Vanguard Total International Bond ETF(b)		13,600	788,664

Total Investment Companies (cost $43,928,754)			40,755,490

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 7.1%
Austria – 0.4%
Republic of Austria Government Bond Zero Coupon, 02/20/2030(c)	EUR	179	204,401
0.50%, 02/20/2029(c)		359	428,301

			632,702

Belgium – 0.3%
Kingdom of Belgium Government Bond Series 81 0.80%, 06/22/2027(c)		202	242,597
Series 85 0.80%, 06/22/2028(c)		60	72,713
Series 87 0.90%, 06/22/2029(c)		123	151,269

			466,579

Finland – 0.2%
Finland Government Bond 0.50%, 09/15/2029(c)		348	416,307

France – 0.5%
French Republic Government Bond OAT 1.25%, 05/25/2034(c)		248	326,041
1.50%, 05/25/2050(c)		100	144,586
1.75%, 06/25/2039(c)		240	346,968

			817,595

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Germany – 0.7%
Bundesrepublik Deutschland Bundesanleihe 1.25%, 08/15/2048(c)	EUR	520	$813,951
Series 2007 4.25%, 07/04/2039(c)		188	398,542

			1,212,493

Ireland – 0.2%
Ireland Government Bond 1.00%, 05/15/2026 (c)		339	406,259

Italy – 1.5%
Italy Buoni Poliennali Del Tesoro 0.95%, 03/01/2023		415	468,443
1.35%, 04/15/2022		190	215,575
1.85%, 05/15/2024		95	111,341
2.45%, 09/01/2033(c)		165	205,748
3.35%, 03/01/2035(c)		530	727,646
3.85%, 09/01/2049(c)		87	133,628
4.50%, 05/01/2023		370	463,477
5.50%, 11/01/2022(c)		108	136,258

			2,462,116

Japan – 1.3%
Japan Government Ten Year Bond Series 357 0.10%, 12/20/2029	JPY	66,400	631,378
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		36,000	354,486
Series 63 0.40%, 06/20/2049		25,700	246,247
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		27,400	308,297
Series 171 0.30%, 12/20/2039		63,150	602,355

			2,142,763

Malaysia – 0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	670	179,927

Mexico – 0.4%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	3,440	194,679
Series M 20 7.50%, 06/03/2027		8,852	471,918

			666,597

28 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Netherlands – 0.3%
Netherlands Government Bond 0.25%, 07/15/2029(c)	EUR	429	$506,354

Russia – 0.4%
Russian Federal Bond – OFZ Series 6215 7.00%, 08/16/2023	RUB	23,730	367,711
Series 6227 7.40%, 07/17/2024		15,980	251,942

			619,653

Spain – 0.5%
Spain Government Bond 1.95%, 04/30/2026(c)	EUR	327	404,957
2.35%, 07/30/2033(c)		168	230,248
4.20%, 01/31/2037(c)		85	147,377

			782,582

United Kingdom – 0.3%
United Kingdom Gilt 1.50%, 07/22/2047(c)	GBP	31	45,084
1.75%, 09/07/2037-01/22/2049(c)		302	454,418

			499,502

United States – 0.0%
U.S. Treasury Bonds 3.125%, 08/15/2044	U.S.$	46	59,455

Total Governments – Treasuries (cost $11,328,042)			11,870,884

CORPORATES – INVESTMENT GRADE – 6.8%
Industrial – 3.8%
Basic – 0.3%
Anglo American Capital PLC 1.625%, 09/18/2025(c)	EUR	100	113,729
DuPont de Nemours, Inc. 5.419%, 11/15/2048	U.S.$	45	56,676
Glencore Funding LLC 4.00%, 03/27/2027(c)		62	65,945
SABIC Capital II BV 4.00%, 10/10/2023(c)		200	211,300

			447,650

Capital Goods – 0.3%
General Electric Co. 0.875%, 05/17/2025	EUR	105	118,851
United Technologies Corp. 1.15%, 05/18/2024		115	132,073
1.25%, 05/22/2023		125	143,196

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	U.S.$	37	$40,206

			434,326

Communications - Media – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		17	18,494
4.908%, 07/23/2025		50	56,196
5.375%, 05/01/2047		65	74,151
Comcast Corp. 0.75%, 02/20/2032	EUR	165	184,184
4.60%, 08/15/2045	U.S.$	45	57,571
Fox Corp. 4.709%, 01/25/2029(c)		115	135,349
ViacomCBS, Inc. 3.375%, 02/15/2028		49	52,200
3.70%, 06/01/2028		25	27,083
4.00%, 01/15/2026		18	19,767
5.50%, 05/15/2033		40	50,157

			675,152

Communications - Telecommunications – 0.4%
AT&T, Inc. 4.375%, 09/14/2029	GBP	160	243,022
4.55%, 03/09/2049	U.S.$	65	74,824
Bell Canada, Inc. 4.70%, 09/11/2023	CAD	52	42,116
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	75	118,921
Rogers Communications, Inc. 4.00%, 06/06/2022	CAD	66	51,541
Verizon Communications, Inc. 5.012%, 04/15/2049	U.S.$	60	82,589

			613,013

Consumer Cyclical - Automotive – 0.2%
General Motors Financial Co., Inc. 5.10%, 01/17/2024		70	76,432
Harley-Davidson Financial Services, Inc. 4.05%, 02/04/2022 (c)		230	240,012
Volkswagen Leasing GmbH 2.625%, 01/15/2024(c)	EUR	60	71,525

			387,969

30 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Carnival PLC 1.00%, 10/28/2029	EUR	105	$110,435

Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 3.20%, 08/08/2024	U.S.$	115	119,250
3.50%, 08/18/2026		44	46,057

			165,307

Consumer Cyclical - Restaurants – 0.0%
Starbucks Corp. 4.45%, 08/15/2049		50	60,498

Consumer Cyclical - Retailers – 0.0%
Lowe’s Cos., Inc. 4.55%, 04/05/2049		65	79,718

Consumer Non-Cyclical – 0.9%
Altria Group, Inc. 2.20%, 06/15/2027	EUR	150	179,406
Amgen, Inc. 4.663%, 06/15/2051	U.S.$	65	80,763
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		45	61,081
BAT Capital Corp. 3.215%, 09/06/2026		133	139,143
3.222%, 08/15/2024		120	126,041
Baxter International, Inc. 0.40%, 05/15/2024	EUR	125	139,417
CVS Health Corp. 3.25%, 08/15/2029	U.S.$	39	41,075
4.30%, 03/25/2028		90	100,786
DH Europe Finance II SARL 0.45%, 03/18/2028	EUR	170	186,527
Gilead Sciences, Inc. 4.80%, 04/01/2044	U.S.$	45	57,618
Medtronic Global Holdings SCA 1.125%, 03/07/2027	EUR	120	140,224
Mylan NV 3.95%, 06/15/2026	U.S.$	135	146,279
Reynolds American, Inc. 4.45%, 06/12/2025		72	79,691
Tyson Foods, Inc. 4.00%, 03/01/2026		35	39,118
4.55%, 06/02/2047		45	54,791

			1,571,960

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Energy – 0.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/2047	U.S.$	75	$79,180
Energy Transfer Operating LP 3.75%, 05/15/2030		81	81,981
4.20%, 04/15/2027		18	19,362
5.50%, 06/01/2027		120	137,166
Enterprise Products Operating LLC 3.70%, 01/31/2051		70	69,554
Hess Corp. 4.30%, 04/01/2027		78	82,410
Husky Energy, Inc. 4.40%, 04/15/2029		115	124,048
Occidental Petroleum Corp. 3.50%, 08/15/2029		85	85,077
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		24	23,507
3.60%, 11/01/2024		50	52,083
Valero Energy Corp. 6.625%, 06/15/2037		125	168,572

			922,940

Services – 0.0%
eBay, Inc. 3.60%, 06/05/2027		15	16,100
IHS Markit Ltd. 3.625%, 05/01/2024		34	36,252

			52,352

Technology – 0.6%
Apple, Inc. 4.65%, 02/23/2046		40	53,323
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 01/15/2024		24	25,194
3.875%, 01/15/2027		33	34,871
Broadcom, Inc. 3.625%, 10/15/2024(c)		70	73,673
4.25%, 04/15/2026(c)		52	55,943
Fidelity National Information Services, Inc. 0.625%, 12/03/2025	EUR	100	111,998
1.50%, 05/21/2027		103	120,749
Fiserv, Inc. 1.125%, 07/01/2027		105	120,748
International Business Machines Corp. 0.875%, 01/31/2025		165	189,644

32 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 06/18/2026(c)	U.S.$	52	$56,137
QUALCOMM, Inc. 4.80%, 05/20/2045		45	57,023
Seagate HDD Cayman 4.75%, 01/01/2025		36	37,623

			936,926

			6,458,246

Financial Institutions – 2.6%
Banking – 1.5%
AIB Group PLC 4.263%, 04/10/2025(c)		200	213,212
Banco Santander SA 3.25%, 04/04/2026(c)	EUR	100	123,447
Bank of America Corp. 1.379%, 02/07/2025(c)		105	120,878
Barclays PLC 2.375%, 10/06/2023(c)	GBP	100	130,525
CaixaBank SA 0.625%, 10/01/2024(c)	EUR	100	109,947
Capital One Financial Corp. 1.65%, 06/12/2029		140	164,613
Citigroup, Inc. 1.75%, 10/23/2026	GBP	100	129,002
Credit Suisse Group AG 2.125%, 09/12/2025(c)		100	130,740
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 08/08/2025(c)		100	134,999
Goldman Sachs Group, Inc. (The) 4.25%, 01/29/2026(c)		100	145,241
ING Groep NV 3.00%, 02/18/2026(c)		100	137,269
Mitsubishi UFJ Financial Group, Inc. 0.872%, 09/07/2024(c)	EUR	100	113,449
Morgan Stanley Series G 1.375%, 10/27/2026		111	129,175
1.75%, 03/11/2024		100	117,137
Santander Holdings USA, Inc. 3.244%, 10/05/2026	U.S.$	59	61,189
4.40%, 07/13/2027		75	82,218
Standard Chartered PLC 3.785%, 05/21/2025(c)		200	212,200
UniCredit SpA 3.75%, 04/12/2022(c)		200	206,476

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

US Bancorp Series J 5.30%, 04/15/2027(f)	U.S.$	46	$51,128
Wells Fargo & Co. 2.125%, 06/04/2024(c)	EUR	100	118,840

			2,631,685

Brokerage – 0.1%
SURA Asset Management SA 4.875%, 04/17/2024(c)	U.S.$	107	114,222

Finance – 0.1%
Synchrony Financial 3.95%, 12/01/2027		15	16,083
4.50%, 07/23/2025		93	102,810

			118,893

Insurance – 0.8%
Aon PLC 2.875%, 05/14/2026	EUR	135	169,624
ASR Nederland NV 5.125%, 09/29/2045(c)		110	142,752
Chubb INA Holdings, Inc. 0.875%, 06/15/2027		125	142,160
1.55%, 03/15/2028		100	118,814
CNP Assurances 4.25%, 06/05/2045(c)		100	125,751
Credit Agricole Assurances SA 4.25%, 01/13/2025(c)(f)		100	120,719
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(c)	U.S.$	33	35,692
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 05/26/2049(c)	EUR	100	129,013
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)	U.S.$	41	74,000
Prudential Financial, Inc. 5.625%, 06/15/2043		98	104,223
Swiss Re America Holding Corp. 7.00%, 02/15/2026		77	98,601
UnitedHealth Group, Inc. 4.75%, 07/15/2045		40	51,530

			1,312,879

REITS – 0.1%
Prologis Euro Finance LLC 0.375%, 02/06/2028	EUR	120	132,425

			4,310,104

34 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Electric – 0.2%
Enel Finance International NV 2.65%, 09/10/2024(c)	U.S.$	200	$205,866
Iberdrola Finanzas SA 7.375%, 01/29/2024	GBP	50	79,366

			285,232

Other Utility – 0.2%
Severn Trent Utilities Finance PLC 3.625%, 01/16/2026(c)		150	216,430
Yorkshire Water Finance PLC 6.588%, 02/21/2023		80	119,455

			335,885

			621,117

Total Corporates – Investment Grade (cost $10,992,462)			11,389,467

MORTGAGE PASS-THROUGHS – 3.1%
Agency Fixed Rate 30-Year – 2.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 6/01/49-10/01/49	U.S.$	480	510,624
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 07/01/2035		27	30,410
Series 2018 4.00%, 12/01/2048		186	200,463
4.50%, 11/01/2048		189	205,090
Series 2019 4.50%, 02/01/2049		150	163,763
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		21	23,776
Series 2004 5.50%, 04/01/2034-05/01/2034		20	22,856
Series 2005 5.50%, 02/01/2035		15	16,748
Series 2018 3.50%, 03/01/2048-04/01/2048		1,020	1,085,485
4.00%, 08/01/2048-09/01/2048		559	600,555
4.50%, 09/01/2048		340	369,095
Series 2019 3.50%, 10/01/2049		220	232,501
Series 2020 3.50%, 03/01/2050, TBA		225	233,666
4.50%, 04/01/2050, TBA		817	871,222

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2050, TBA	U.S.$	280	$302,859

			4,869,113

Other Agency Fixed Rate Programs – 0.2%
Canadian Mortgage Pools 6.125%, 12/01/2024	CAD	273	236,205

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2011 4.492% (LIBOR 12 Month + 1.760%), 05/01/2038(g)	U.S.$	31	32,160
Federal National Mortgage Association Series 2003 3.844% (LIBOR 12 Month + 1.810%), 12/01/2033(g)		20	20,711

			52,871

Total Mortgage Pass-Throughs (cost $4,983,860)			5,158,189

INFLATION-LINKED SECURITIES – 3.1%
Japan – 1.7%
Japanese Government CPI Linked Bond Series 21 0.10%, 03/10/2026	JPY	125,796	1,191,946
Series 22 0.10%, 03/10/2027		74,653	710,819
Series 23 0.10%, 03/10/2028		95,705	910,822

			2,813,587

United States – 1.4%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS)	U.S.$	1,889	1,937,787
0.75%, 07/15/2028 (TIPS)		211	229,941
2.375%, 01/15/2025 (TIPS)		123	139,125

			2,306,853

Total Inflation-Linked Securities (cost $4,976,191)			5,120,440

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Floating Rate CMBS – 1.0%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.559% (LIBOR 1 Month + 0.90%), 04/15/2035(c)(g)		144	143,979

36 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Series 2018-KEYS, Class A 2.659% (LIBOR 1 Month + 1.00%), 05/15/2035(c)(g)	U.S.$	100	$99,749
BHMS Series 2018-ATLS, Class A 2.909% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(g)		113	113,522
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.479% (LIBOR 1 Month + 0.82%), 06/15/2035(c)(g)		100	99,624
BX Commercial Mortgage Trust Series 2019-IMC, Class A 2.659% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(g)		105	104,530
Colony Mortgage Capital Ltd. Series 2019-IKPR, Class C 3.335% (LIBOR 1 Month + 1.68%), 11/15/2038(c)(g)		131	130,224
DBWF Mortgage Trust Series 2018-GLKS, Class A 2.677% (LIBOR 1 Month + 1.03%), 11/19/2035(c)(g)		140	140,151
Great Wolf Trust Series 2019-WOLF, Class C 3.292% (LIBOR 1 Month + 1.63%), 12/15/2036(c)(g)		210	209,937
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class C 3.359% (LIBOR 1 Month + 1.70%), 08/15/2032(c)(g)		160	160,090
Invitation Homes Trust Series 2018-SFR4, Class A 2.759% (LIBOR 1 Month + 1.10%), 01/17/2038(c)(g)		166	166,172
MSCG Trust Series 2018-SELF, Class A 2.559% (LIBOR 1 Month + 0.90%), 10/15/2037(c)(g)		150	149,819
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 2.442% (LIBOR 1 Month + 0.78%), 07/15/2033(c)(g)		110	109,933
Series 2019-MILE, Class A 3.159% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(g)		105	105,260

			1,732,990

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS – 0.4%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046	U.S.$	160	$168,737
COMM Mortgage Trust Series 2014-UBS4, Class C 4.644%, 08/10/2047		135	143,579
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(c)		49	48,884
Series 2013-G1, Class A2 3.557%, 04/10/2031(c)		134	138,706
WFRBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 05/15/2047		120	130,593

			630,499

Total Commercial Mortgage-Backed Securities (cost $2,332,796)			2,363,489

COLLATERALIZED LOAN OBLIGATIONS – 1.2%
CLO - Floating Rates – 1.2%
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 2.954% (LIBOR 3 Month + 1.16%), 01/27/2031(c)(g)		250	250,025
Marble Point CLO XI Ltd. Series 2017-2A, Class A 2.999% (LIBOR 3 Month + 1.18%), 12/18/2030(c)(g)		250	249,682
Neuberger Berman Loan Advisers CLO Ltd. Series 2018-29A, Class B1 3.519% (LIBOR 3 Month + 1.70%), 10/19/2031(c)(g)		250	250,139
Octagon Investment Partners 30 Ltd. Series 2017-1A, Class A1 3.139% (LIBOR 3 Month + 1.32%), 03/17/2030(c)(g)		250	250,366
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.009% (LIBOR 3 Month + 1.19%), 10/20/2030(c)(g)		250	250,011
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 3.619% (LIBOR 3 Month + 1.80%), 07/21/2031(c)(g)		250	246,697

38 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

TIAA CLO I Ltd. Series 2016-1A, Class AR 3.019% (LIBOR 3 Month + 1.20%), 07/20/2031(c)(g)	U.S.$	250	$248,836
TIAA CLO II Ltd. Series 2017-1A, Class A 3.099% (LIBOR 3 Month + 1.28%), 04/20/2029(c)(g)		250	250,003

Total Collateralized Loan Obligations (cost $1,996,969)			1,995,759

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
Risk Share Floating Rate – 1.1%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 2.977% (LIBOR 1 Month + 1.35%), 08/25/2028(c)(g)		138	138,574
Connecticut Avenue Securities Trust Series 2020-R02, Class 2M1 2.411% (LIBOR 1 Month + 0.75%), 01/25/2040(c)(g)		44	44,103
Eagle RE Ltd. Series 2018-1, Class M1 3.327% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(g)		99	99,407
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 3.827% (LIBOR 1 Month + 2.20%), 02/25/2024(g)		91	92,066
Series 2015-DNA2, Class M2 4.227% (LIBOR 1 Month + 2.60%), 12/25/2027(g)		7	7,162
Series 2016-DNA4, Class M3 5.427% (LIBOR 1 Month + 3.80%), 03/25/2029(g)		250	265,254
Series 2017-DNA1, Class M2 4.877% (LIBOR 1 Month + 3.25%), 07/25/2029(g)		250	263,276
Series 2017-DNA2, Class M1 2.827% (LIBOR 1 Month + 1.20%), 10/25/2029(g)		116	115,860
Series 2017-DNA2, Class M2 5.077% (LIBOR 1 Month + 3.45%), 10/25/2029(g)		250	266,295

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 2M2 6.627% (LIBOR 1 Month + 5.00%), 11/25/2024(g)	U.S.$	85	$91,248
Series 2016-C06, Class 1M1 2.927% (LIBOR 1 Month + 1.30%), 04/25/2029(g)		28	27,633
Series 2016-C06, Class 1M2 5.877% (LIBOR 1 Month + 4.25%), 04/25/2029(g)		228	241,694
Series 2017-C02, Class 2M1 2.777% (LIBOR 1 Month + 1.15%), 09/25/2029(g)		5	5,349
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.649% (LIBOR 1 Month + 2.00%), 03/27/2024(g)(h)		144	144,171

			1,802,092

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.332%, 05/28/2035		33	31,292

Total Collateralized Mortgage Obligations (cost $1,831,755)			1,833,384

COVERED BONDS – 1.1%
Banco de Sabadell SA 0.875%, 11/12/2021(c)	EUR	100	112,833
Credit Suisse AG/Guernsey 1.75%, 01/15/2021(c)		166	186,703
DNB Boligkreditt AS 3.875%, 06/16/2021(c)		147	171,344
Nationwide Building Society 4.375%, 02/28/2022(c)		150	181,312
Nordea Hypotek AB Series 5534 1.00%, 09/18/2024(c)	SEK	2,100	225,849
Santander UK PLC 1.625%, 11/26/2020(c)	EUR	156	174,794
Skandinaviska Enskilda Banken AB Series 576 1.00%, 12/20/2023(c)	SEK	2,000	214,537
Stadshypotek AB Series 1588 1.50%, 03/01/2024(c)		2,000	218,839

40 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Swedbank Hypotek AB Series 194 1.00%, 09/18/2024(c)	SEK	2,100	$225,865
UBS AG/London 4.00%, 04/08/2022(c)	EUR	84	101,350

Total Covered Bonds (cost $1,781,884)			1,813,426

ASSET-BACKED SECURITIES – 0.4%
Autos - Fixed Rate – 0.3%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class C 4.95%, 03/20/2025(c)	U.S.$	120	132,199
Flagship Credit Auto Trust Series 2018-3, Class D 4.15%, 12/16/2024(c)		78	82,464
Hertz Vehicle Financing II LP Series 2019-1A, Class B 4.10%, 03/25/2023(c)		165	171,399
Series 2017-1A, Class A 2.96%, 10/25/2021(c)		140	141,112

			527,174

Other ABS - Fixed Rate – 0.1%
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(c)		85	91,444
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(c)		21	21,101
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(c)		115	118,563

			231,108

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 2.752% (LIBOR 1 Month + 1.13%), 12/25/2032(g)		10	9,840

Total Asset-Backed Securities (cost $731,851)			768,122

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
China – 0.1%
State Grid Overseas Investment 2016 Ltd. 2.25%, 05/04/2020(c)		200	200,188

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Indonesia – 0.1%
Perusahaan Listrik Negara PT 4.125%, 05/15/2027(c)	U.S.$	200	$214,438

Mexico – 0.1%
Petroleos Mexicanos 6.75%, 09/21/2047		75	71,819

Total Quasi-Sovereigns (cost $483,506)			486,445

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 0.3%
Canada – 0.3%
Province of Ontario Canada 6.50%, 03/08/2029 (cost $461,015)	CAD	445	457,552

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.2%
Sweden – 0.2%
Kommuninvest I Sverige AB Series 2410 1.00%, 10/02/2024(c) (cost $318,551)	SEK	2,890	312,691

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.625%, 03/01/2040 (cost $234,975)	U.S.$	165	281,449

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Saudi Arabia – 0.1%
Saudi Government International Bond 3.75%, 01/21/2055(b)(c) (cost $203,247)		200	202,500

SUPRANATIONALS – 0.1%
Supranational – 0.1%
European Investment Bank 4.75%, 08/07/2024(c) (cost $89,270)	AUD	114	86,779

42 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 10.5%
Investment Companies – 9.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(d)(e)(i) (cost $15,674,256)		15,674,256	$15,674,256

		Principal Amount (000)
Governments – Treasuries – 1.0%
Japan – 1.0%
Japan Treasury Discount Bill Series 876 Zero Coupon, 03/23/2020	JPY	42,000	389,419
Series 887 Zero Coupon, 05/11/2020		148,750	1,379,572

Total Governments – Treasuries (cost $1,710,952)			1,768,991

U.S. Treasury Bills – 0.1%
United States – 0.1%
U.S. Treasury Bill Zero Coupon, 03/17/2020 (cost $225,852)	U.S.$	226	225,861

Total Short-Term Investments (cost $17,611,060)			17,669,108

Total Investments Before Security Lending Collateral for Securities Loaned – 99.0% (cost $162,439,786)			165,616,177

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(d)(e)(i) (cost $1,578,162)		1,578,162	1,578,162

Total Investments – 99.9% (cost $164,017,948)			167,194,339
Other assets less liabilities – 0.1%			170,083

Net Assets – 100.0%			$167,364,422

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	2	June 2020	$212,658	$1,740
10 Yr Mini Japan Government Bond Futures	13	March 2020	18,569,534	236,338
3 Yr Australian Bond Futures	12	March 2020	909,479	6,513
Amsterdam Index Futures	1	March 2020	119,026	(19,843)
DAX Index Futures	1	March 2020	326,190	(42,270)
Euro Buxl 30 Yr Bond Futures	7	March 2020	1,698,383	144,168
Euro-BTP Futures	51	March 2020	8,206,500	220,769
Euro-CAC40 10 Futures	5	March 2020	292,905	(42,399)
Euro-Schatz Futures	4	March 2020	495,960	1,652
FTSE 100 Index Futures	1	March 2020	83,705	(11,925)
FTSE China A50 Futures	301	March 2020	3,991,260	(95,131)
FTSE/MIB Index Futures	1	March 2020	121,578	(7,947)
IBEX 35 Index Futures	1	March 2020	95,970	(14,268)
Long Gilt Futures	19	June 2020	3,298,459	23,841
Mini MSCI Emerging Market Futures	31	March 2020	1,563,640	(121,605)
MSCI Singapore Index ETS Futures	11	March 2020	271,703	(14,276)
OMXS 30 Index Futures	13	March 2020	226,095	(30,238)
Russell 2000 E-Mini Futures	21	March 2020	1,548,645	(179,728)
S&P Mid 400 E-Mini Futures	9	March 2020	1,630,980	(186,052)
U.S. Long Bond (CBT) Futures	1	June 2020	170,250	7,264
U.S. T-Note 2 Yr (CBT) Futures	9	June 2020	1,964,953	18,270
U.S. T-Note 5 Yr (CBT) Futures	75	June 2020	9,206,250	90,092
U.S. T-Note 10 Yr (CBT) Futures	12	June 2020	1,617,000	27,077
U.S. Ultra Bond (CBT) Futures	56	June 2020	11,620,000	631,362

Sold Contracts
10 Yr Australian Bond Futures	20	March 2020	1,950,392	(25,138)
10 Yr Canadian Bond Futures	23	June 2020	2,445,565	(20,085)
10 Yr Mini Japan Government Bond Futures	1	March 2020	142,833	(1,089)
E-Mini Russell 1000 Futures	8	March 2020	654,480	65,235
Euro STOXX 50 Index Futures	17	March 2020	621,944	69,075
Euro-Bund Futures	13	March 2020	2,546,791	(70,832)
Hang Seng Index Futures	2	March 2020	335,728	6,175
MSCI EAFE Futures	17	March 2020	1,543,600	169,168
S&P 500 E-Mini Futures	95	March 2020	14,017,725	1,112,954
S&P/TSX 60 Index Futures	5	March 2020	723,561	41,625
U.S. T-Note 10 Yr (CBT) Futures	1	June 2020	134,750	(2,250)
U.S. Ultra 10 Yr (CBT) Futures	3	June 2020	450,656	(12,707)

				$1,975,535

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	205	CNY	1,433	04/16/2020	$4
Australia and New Zealand Banking Group Ltd.	USD	534	HKD	4,182	05/26/2020	2,627

44 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	204	THB	6,457	03/19/2020	$941
Bank of America, NA	COP	265,590	USD	79	03/19/2020	3,915
Bank of America, NA	RUB	127,927	USD	2,009	03/16/2020	101,949
Bank of America, NA	RUB	38,993	USD	615	07/09/2020	42,814
Bank of America, NA	RUB	13,548	USD	202	03/16/2020	(3)
Bank of America, NA	BRL	3,797	USD	844	03/03/2020	(5,059)
Bank of America, NA	USD	324	NZD	507	03/19/2020	(6,961)
Bank of America, NA	USD	103	CNY	726	04/16/2020	504
Bank of America, NA	USD	746	AUD	1,089	03/26/2020	(36,011)
Bank of America, NA	USD	896	BRL	3,797	03/03/2020	(46,867)
Bank of America, NA	USD	419	INR	30,171	04/23/2020	(4,326)
Bank of America, NA	USD	1,971	RUB	122,408	03/16/2020	(146,444)
Barclays Bank PLC	IDR	1,631,780	USD	118	05/05/2020	6,769
Barclays Bank PLC	KRW	766,596	USD	632	05/14/2020	(7,327)
Barclays Bank PLC	JPY	148,792	USD	1,331	04/09/2020	(50,785)
Barclays Bank PLC	CNY	1,377	USD	197	05/21/2020	(318)
Barclays Bank PLC	MYR	1,334	USD	312	08/13/2020	(3,444)
Barclays Bank PLC	EUR	1,992	USD	2,219	04/08/2020	15,491
Barclays Bank PLC	AUD	792	USD	530	03/26/2020	13,786
Barclays Bank PLC	EUR	558	USD	612	04/08/2020	(5,149)
Barclays Bank PLC	MYR	441	USD	104	08/13/2020	142
Barclays Bank PLC	USD	2,286	AUD	3,406	03/26/2020	(66,392)
Barclays Bank PLC	USD	547	MYR	2,262	08/13/2020	(12,236)
Barclays Bank PLC	USD	644	CNY	4,516	05/21/2020	1,962
Barclays Bank PLC	USD	313	RUB	20,119	07/09/2020	(18,222)
Barclays Bank PLC	USD	833	NOK	7,821	03/12/2020	(1,233)
Barclays Bank PLC	USD	590	ZAR	8,626	04/08/2020	(40,474)
Barclays Bank PLC	USD	844	TWD	25,509	05/21/2020	8,082
Barclays Bank PLC	USD	426	TWD	12,666	05/21/2020	(2,595)
Barclays Bank PLC	USD	1,329	INR	95,609	04/23/2020	(16,086)
Barclays Bank PLC	USD	379	PHP	19,240	03/12/2020	(2,173)
Barclays Bank PLC	USD	1,951	JPY	213,681	04/09/2020	34,310
Barclays Bank PLC	USD	230	CLP	188,141	03/19/2020	(243)
Barclays Bank PLC	USD	640	KRW	754,768	05/14/2020	(10,836)
BNP Paribas SA	CZK	14,770	USD	649	03/26/2020	8,708
BNP Paribas SA	THB	14,085	USD	466	03/19/2020	19,281
BNP Paribas SA	SEK	8,531	USD	889	03/12/2020	386
BNP Paribas SA	AUD	6,467	USD	4,426	03/26/2020	210,615
BNP Paribas SA	CAD	2,159	USD	1,629	03/27/2020	20,392
BNP Paribas SA	NZD	1,056	USD	701	03/19/2020	40,950
BNP Paribas SA	USD	673	GBP	512	03/13/2020	(15,445)
BNP Paribas SA	USD	670	AUD	1,001	03/26/2020	(17,774)
BNP Paribas SA	USD	773	NZD	1,172	03/19/2020	(40,255)
BNP Paribas SA	USD	212	CNY	1,496	04/16/2020	1,824
BNP Paribas SA	USD	854	PLN	3,253	03/26/2020	(24,995)
BNP Paribas SA	USD	2,762	CAD	3,632	03/27/2020	(56,357)
BNP Paribas SA	USD	118	IDR	1,633,882	05/05/2020	(7,014)
Citibank, NA	COP	953,279	USD	279	03/19/2020	8,792
Citibank, NA	CLP	327,669	USD	411	03/19/2020	10,035
Citibank, NA	INR	15,149	USD	209	04/23/2020	1,320
Citibank, NA	BRL	8,131	USD	1,853	04/02/2020	38,067

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	BRL	9,023	USD	2,006	03/03/2020	$(12,020)
Citibank, NA	MXN	3,844	USD	203	03/06/2020	7,724
Citibank, NA	BRL	3,436	USD	787	03/03/2020	18,819
Citibank, NA	SGD	1,888	USD	1,403	03/19/2020	47,362
Citibank, NA	PLN	1,338	USD	341	03/26/2020	242
Citibank, NA	GBP	871	USD	1,141	03/13/2020	24,557
Citibank, NA	CHF	614	USD	633	03/18/2020	(4,107)
Citibank, NA	EUR	560	USD	607	04/08/2020	(12,780)
Citibank, NA	EUR	357	USD	396	04/08/2020	1,453
Citibank, NA	USD	1,207	CHF	1,178	03/18/2020	15,179
Citibank, NA	USD	1,614	EUR	1,480	04/08/2020	22,760
Citibank, NA	USD	695	EUR	627	04/08/2020	(1,938)
Citibank, NA	USD	2,065	BRL	9,023	03/03/2020	(47,111)
Citibank, NA	USD	764	BRL	3,436	03/03/2020	4,578
Citibank, NA	USD	192	RUB	12,230	03/16/2020	(9,906)
Credit Suisse International	CZK	16,096	USD	702	03/26/2020	4,034
Credit Suisse International	SEK	11,071	USD	1,169	03/12/2020	16,037
Credit Suisse International	HKD	8,363	USD	1,066	05/26/2020	(7,285)
Credit Suisse International	AUD	1,007	USD	673	03/26/2020	16,302
Credit Suisse International	EUR	610	USD	671	04/08/2020	(4,224)
Credit Suisse International	USD	589	EUR	529	04/08/2020	(4,006)
Credit Suisse International	USD	1,982	AUD	2,966	03/26/2020	(48,771)
Credit Suisse International	USD	533	HKD	4,181	05/26/2020	3,150
Credit Suisse International	USD	755	NOK	7,095	03/12/2020	(400)
Credit Suisse International	USD	897	SEK	8,507	03/12/2020	(11,098)
Credit Suisse International	USD	1,368	SEK	13,362	03/12/2020	23,232
Credit Suisse International	USD	197	INR	14,093	04/23/2020	(2,939)
Deutsche Bank AG	PEN	4,005	USD	1,205	03/19/2020	46,717
Deutsche Bank AG	ILS	1,830	USD	530	04/06/2020	1,879
Goldman Sachs Bank USA	HUF	603,357	USD	2,035	03/26/2020	63,744
Goldman Sachs Bank USA	JPY	163,423	USD	1,503	04/09/2020	(15,317)
Goldman Sachs Bank USA	RUB	19,855	USD	295	03/16/2020	(1,213)
Goldman Sachs Bank USA	RUB	15,467	USD	238	07/09/2020	10,549
Goldman Sachs Bank USA	RUB	20,178	USD	308	03/16/2020	6,718
Goldman Sachs Bank USA	MYR	3,436	USD	837	08/13/2020	24,678
Goldman Sachs Bank USA	CAD	1,276	USD	961	03/27/2020	9,766
Goldman Sachs Bank USA	GBP	943	USD	1,230	03/13/2020	20,967
Goldman Sachs Bank USA	USD	839	EUR	759	04/08/2020	1,140
Goldman Sachs Bank USA	USD	216	MYR	893	08/13/2020	(4,395)
Goldman Sachs Bank USA	USD	919	BRL	4,145	04/02/2020	5,918
Goldman Sachs Bank USA	USD	292	RUB	18,666	07/09/2020	(17,625)
Goldman Sachs Bank USA	USD	700	SEK	6,534	03/12/2020	(19,588)
Goldman Sachs Bank USA	USD	235	TWD	7,030	05/21/2020	27
Goldman Sachs Bank USA	USD	369	RUB	23,208	03/16/2020	(23,067)
Goldman Sachs Bank USA	USD	895	JPY	99,291	04/09/2020	26,914
HSBC Bank USA	NOK	14,785	USD	1,681	03/12/2020	109,839
HSBC Bank USA	HKD	12,446	USD	1,599	07/27/2020	1,971
HSBC Bank USA	CNY	8,194	USD	1,170	05/21/2020	(1,141)
HSBC Bank USA	CNY	8,372	USD	1,198	04/16/2020	(419)
HSBC Bank USA	CHF	684	USD	707	03/18/2020	(2,085)
HSBC Bank USA	USD	586	CAD	764	03/27/2020	(15,995)
HSBC Bank USA	USD	287	TRY	1,810	03/30/2020	(699)

46 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	1,632	NZD	2,468	03/19/2020	$(88,886)
JPMorgan Chase Bank, NA	IDR	4,601,663	USD	320	05/05/2020	6,298
JPMorgan Chase Bank, NA	JPY	719,912	USD	6,622	04/09/2020	(66,113)
JPMorgan Chase Bank, NA	KRW	411,113	USD	349	05/14/2020	5,932
JPMorgan Chase Bank, NA	SEK	14,458	USD	1,505	03/12/2020	(340)
JPMorgan Chase Bank, NA	PHP	12,882	USD	251	03/12/2020	(821)
JPMorgan Chase Bank, NA	GBP	1,696	USD	2,229	03/13/2020	54,110
JPMorgan Chase Bank, NA	USD	1,748	CHF	1,686	03/18/2020	1,836
JPMorgan Chase Bank, NA	USD	1,308	EUR	1,174	04/08/2020	(9,253)
JPMorgan Chase Bank, NA	USD	676	SEK	6,498	03/12/2020	736
JPMorgan Chase Bank, NA	USD	1,168	CNY	8,194	05/21/2020	3,560
JPMorgan Chase Bank, NA	USD	1,678	MXN	32,014	03/06/2020	(52,344)
JPMorgan Chase Bank, NA	USD	1,544	SEK	14,458	03/12/2020	(38,542)
JPMorgan Chase Bank, NA	USD	830	HUF	252,702	03/26/2020	(4,721)
JPMorgan Chase Bank, NA	USD	81	COP	265,590	03/19/2020	(6,019)
Morgan Stanley Capital Services, Inc.	CLP	1,206,319	USD	1,582	03/19/2020	107,362
Morgan Stanley Capital Services, Inc.	KRW	43,101	USD	36	05/14/2020	446
Morgan Stanley Capital Services, Inc.	NOK	18,913	USD	2,148	03/12/2020	138,026
Morgan Stanley Capital Services, Inc.	BRL	9,384	USD	2,228	03/03/2020	129,668
Morgan Stanley Capital Services, Inc.	USD	425	MYR	1,761	08/13/2020	(8,345)
Morgan Stanley Capital Services, Inc.	USD	1,213	TRY	7,304	03/30/2020	(56,675)
Morgan Stanley Capital Services, Inc.	USD	2,086	BRL	9,384	03/03/2020	12,501
Morgan Stanley Capital Services, Inc.	USD	990	CLP	763,764	03/19/2020	(56,624)
Morgan Stanley Capital Services, Inc.	USD	442	KRW	523,432	05/14/2020	(5,418)
Morgan Stanley Capital Services, Inc.	USD	608	IDR	8,483,210	05/05/2020	(28,948)
Natwest Markets PLC	COP	1,442,249	USD	423	03/19/2020	13,094
Natwest Markets PLC	CLP	656,774	USD	842	03/19/2020	38,592
Natwest Markets PLC	INR	15,228	USD	213	04/23/2020	3,751
Natwest Markets PLC	MYR	1,097	USD	264	08/13/2020	4,253
Natwest Markets PLC	CAD	700	USD	533	03/27/2020	10,927
Natwest Markets PLC	USD	319	PEN	1,079	03/19/2020	(6,759)
Natwest Markets PLC	USD	330	TWD	9,698	11/10/2020	(2,467)
Natwest Markets PLC	USD	531	CLP	412,891	03/19/2020	(25,771)
Standard Chartered Bank	JPY	248,287	USD	2,271	04/09/2020	(35,549)
Standard Chartered Bank	INR	14,950	USD	207	04/23/2020	2,033
Standard Chartered Bank	EUR	927	USD	1,039	04/08/2020	13,342
State Street Bank & Trust Co.	HUF	99,319	USD	318	03/26/2020	(6,864)
State Street Bank & Trust Co.	JPY	318,629	USD	2,913	04/09/2020	(46,972)
State Street Bank & Trust Co.	JPY	14,129	USD	131	03/16/2020	(555)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	ZAR	7,159	USD	456	04/08/2020	$(602)
State Street Bank & Trust Co.	MXN	13,542	USD	709	03/06/2020	21,123
State Street Bank & Trust Co.	THB	26,198	USD	842	03/19/2020	11,260
State Street Bank & Trust Co.	CZK	4,842	USD	211	03/26/2020	1,096
State Street Bank & Trust Co.	SEK	10,538	USD	1,092	03/12/2020	(5,487)
State Street Bank & Trust Co.	NOK	18,308	USD	2,013	03/12/2020	67,280
State Street Bank & Trust Co.	ZAR	9,326	USD	627	04/08/2020	31,913
State Street Bank & Trust Co.	TRY	3,840	USD	633	03/30/2020	25,574
State Street Bank & Trust Co.	SEK	9,454	USD	999	03/12/2020	14,667
State Street Bank & Trust Co.	EUR	4,088	USD	4,566	04/08/2020	43,363
State Street Bank & Trust Co.	PLN	1,714	USD	435	03/26/2020	(2,503)
State Street Bank & Trust Co.	ILS	1,818	USD	530	04/06/2020	5,289
State Street Bank & Trust Co.	NZD	3,659	USD	2,349	03/19/2020	61,116
State Street Bank & Trust Co.	AUD	1,793	USD	1,193	03/26/2020	24,114
State Street Bank & Trust Co.	CAD	1,054	USD	798	03/16/2020	13,010
State Street Bank & Trust Co.	CHF	2,809	USD	2,898	03/18/2020	(16,873)
State Street Bank & Trust Co.	CAD	3,387	USD	2,555	03/27/2020	31,089
State Street Bank & Trust Co.	SGD	580	USD	424	03/19/2020	6,820
State Street Bank & Trust Co.	EUR	1,677	USD	1,837	04/08/2020	(17,756)
State Street Bank & Trust Co.	GBP	1,922	USD	2,510	03/13/2020	44,528
State Street Bank & Trust Co.	CHF	612	USD	631	03/12/2020	(3,366)
State Street Bank & Trust Co.	EUR	426	USD	475	03/16/2020	4,587
State Street Bank & Trust Co.	GBP	252	USD	332	03/16/2020	8,757
State Street Bank & Trust Co.	EUR	234	USD	255	03/30/2020	(4,366)
State Street Bank & Trust Co.	EUR	191	USD	211	03/13/2020	234
State Street Bank & Trust Co.	EUR	95	USD	103	03/13/2020	(1,771)
State Street Bank & Trust Co.	EUR	73	USD	81	06/15/2020	(484)
State Street Bank & Trust Co.	CAD	74	USD	55	06/15/2020	562
State Street Bank & Trust Co.	CAD	42	USD	31	06/15/2020	(79)
State Street Bank & Trust Co.	USD	1,413	CHF	1,371	03/18/2020	10,964
State Street Bank & Trust Co.	USD	36	EUR	33	03/16/2020	50
State Street Bank & Trust Co.	USD	112	CAD	148	03/16/2020	(2,056)
State Street Bank & Trust Co.	USD	1,896	EUR	1,732	04/08/2020	20,084
State Street Bank & Trust Co.	USD	214	ZAR	3,161	04/08/2020	(12,112)
State Street Bank & Trust Co.	USD	2,138	CAD	2,839	03/27/2020	(22,808)
State Street Bank & Trust Co.	USD	1,888	GBP	1,444	03/13/2020	(35,357)
State Street Bank & Trust Co.	GBP	402	EUR	470	03/13/2020	3,594
State Street Bank & Trust Co.	USD	3,516	EUR	3,146	04/08/2020	(37,153)
State Street Bank & Trust Co.	USD	685	CHF	658	03/18/2020	(2,160)
State Street Bank & Trust Co.	CHF	205	NOK	1,943	03/12/2020	(5,780)
State Street Bank & Trust Co.	USD	333	GBP	252	03/16/2020	(8,768)
State Street Bank & Trust Co.	USD	1,185	SGD	1,640	03/19/2020	(8,053)
State Street Bank & Trust Co.	USD	1,688	AUD	2,501	03/26/2020	(57,546)
State Street Bank & Trust Co.	USD	2,202	NZD	3,363	03/19/2020	(100,523)
State Street Bank & Trust Co.	USD	1,064	ILS	3,648	04/06/2020	(10,306)
State Street Bank & Trust Co.	USD	469	CHF	457	03/12/2020	4,730
State Street Bank & Trust Co.	USD	3,468	NOK	31,256	03/12/2020	(146,272)
State Street Bank & Trust Co.	USD	522	TRY	3,143	03/30/2020	(24,063)
State Street Bank & Trust Co.	USD	352	PLN	1,338	03/26/2020	(10,364)
State Street Bank & Trust Co.	NOK	3,425	CHF	360	03/12/2020	9,696
State Street Bank & Trust Co.	USD	1,033	SEK	9,773	03/12/2020	(15,113)
State Street Bank & Trust Co.	USD	105	MXN	1,991	03/06/2020	(4,348)

48 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	698	SEK	6,728	03/12/2020	$2,189
State Street Bank & Trust Co.	USD	106	THB	3,272	03/19/2020	(1,929)
State Street Bank & Trust Co.	CZK	3,550	EUR	139	03/26/2020	(350)
State Street Bank & Trust Co.	USD	152	CZK	3,550	03/26/2020	1,749
State Street Bank & Trust Co.	USD	585	CNY	4,096	04/16/2020	1,436
State Street Bank & Trust Co.	USD	1,576	CZK	35,714	03/26/2020	(26,423)
State Street Bank & Trust Co.	USD	317	THB	10,020	03/19/2020	720
State Street Bank & Trust Co.	USD	1,529	JPY	167,069	04/09/2020	23,461
State Street Bank & Trust Co.	USD	390	JPY	42,009	03/16/2020	(268)
State Street Bank & Trust Co.	USD	697	HUF	214,992	03/26/2020	5,038
UBS AG	PHP	60,793	USD	1,194	03/12/2020	3,695
UBS AG	EUR	12,263	USD	13,716	04/08/2020	148,694
UBS AG	TWD	9,698	USD	330	11/10/2020	2,880
UBS AG	TRY	1,568	EUR	234	03/30/2020	10,833

						$296,406

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
RUB vs. USD/ Bank of America, NA(j)	RUB	67.350	07/2020	179,218,350	RUB	179,218	$23,294	$(94,158)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)%	Quarterly	3.85%	USD	4,950	$(287,923)	$(244,393)	$(43,530)
iTraxx—Australia Series 32, 5 Year Index, 12/20/2024*	(1.00)	Quarterly	0.67	USD	1,200	(20,550)	(18,711)	(1,839)
Sale Contracts
CDX-NAIG Series 28, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.40	USD	15,360	240,206	143,062	97,144

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 33, 5 Year Index, 12/20/2024*	1.00%	Quarterly	0.68%	USD	280	$4,692	$5,023	$(331)
iTraxxx Europe Series 27, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.33	EUR	6,710	130,291	83,506	46,785
iTraxxx Europe Series 29, 5 Year Index, 06/20/2023*	1.00	Quarterly	0.47	EUR	240	5,233	4,249	984

						$71,949	$(27,264)	$99,213

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,800	05/24/2021	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	$(37,018)	$	– 0	–	$(37,018)
USD	1,310	11/01/2021	3 Month LIBOR	1.646%	Quarterly/ Semi-Annual	19,342		– 0	–	19,342
USD	850	12/06/2021	3 Month LIBOR	1.602%	Quarterly/ Semi-Annual	8,677		– 0	–	8,677
USD	480	01/13/2022	3 Month LIBOR	1.650%	Quarterly/ Semi-Annual	5,817		– 0	–	5,817
USD	2,180	02/07/2022	3 Month LIBOR	1.501%	Quarterly/ Semi-Annual	21,622		– 0	–	21,622
NZD	2,460	11/19/2022	3 Month BKBM	1.185%	Quarterly/ Semi-Annual	20,418		– 0	–	20,418
NZD	2,460	11/19/2022	1.185%	3 Month BKBM	Semi-Annual/ Quarterly	(20,222)		(10,076)		(10,146)
CAD	1,960	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	35,021		1		35,020
USD	740	05/24/2024	2.200%	3 Month LIBOR	Semi-Annual/ Quarterly	(43,281)		– 0	–	(43,281)
CNY	9,850	11/22/2024	China 7-Day Reverse Repo Rate	2.855%	Quarterly/ Quarterly	29,866		– 0	–	29,866

50 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
CNY	2,800	01/06/2025	China 7-Day Reverse Repo Rate	2.983%	Quarterly/ Quarterly	$11,201	$–0	–	$11,201
CAD	5,140	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	98,505	11		98,494
CNY	670	02/04/2025	China 7-Day Reverse Repo Rate	2.605%	Quarterly/ Quarterly	965	– 0	–	965
CNY	6,550	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/ Quarterly	6,776	– 0	–	6,776
CNY	19,495	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/ Quarterly	26,804	– 0	–	26,804
CNY	19,785	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/ Quarterly	30,183	– 0	–	30,183
USD	250	11/01/2029	1.728%	3 Month LIBOR	Semi-Annual/ Quarterly	(15,818)	– 0	–	(15,818)
NOK	1,480	11/04/2029	6 Month NIBOR	1.861%	Semi-Annual/ Annual	4,712	– 0	–	4,712
NOK	1,480	11/04/2029	1.861	6 Month NIBOR	Annual/ Semi-Annual	(4,718)	(4,086)		(632)
CHF	820	11/04/2029	6 Month LIBOR	(0.235)%	Semi-Annual/ Annual	29,290	– 0	–	29,290
USD	170	12/06/2029	1.718%	3 Month LIBOR	Semi-Annual/ Quarterly	(9,853)	– 0	–	(9,853)
NOK	6,950	12/17/2029	6 Month NIBOR	2.001%	Semi-Annual/ Annual	31,830	– 0	–	31,830
NZD	1,820	12/17/2029	1.730%	3 Month BKBM	Semi-Annual/ Quarterly	(61,638)	(61,542)		(96)
NZD	1,820	12/17/2029	3 Month BKBM	1.730%	Quarterly/Semi-Annual	61,725	– 0	–	61,725
NOK	1,230	12/17/2029	2.001%	6 Month NIBOR	Annual/ Semi-Annual	(5,626)	(5,040)		(586)
NZD	1,830	12/24/2029	3 Month BKBM	1.780%	Quarterly/Semi-Annual	67,265	– 0	–	67,265
NZD	790	12/24/2029	1.780%	3 Month BKBM	Semi-Annual/ Quarterly	(29,000)	(29,010)		10
SEK	12,180	01/09/2030	3 Month STIBOR	0.613%	Quarterly/Annual	44,746	– 0	–	44,746
SEK	10,580	01/09/2030	0.613%	3 Month STIBOR	Annual/Quarterly	(38,811)	(36,959)		(1,852)
USD	100	01/13/2030	1.820%	3 Month LIBOR	Semi-Annual/ Quarterly	(6,814)	– 0	–	(6,814)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
SEK	20,100	02/03/2030	3 Month STIBOR	0.459%	Quarterly/Annual	$41,167	$	– 0	–	$41,167
NOK	3,840	02/03/2030	6 Month NIBOR	1.753%	Semi-Annual/ Annual	8,422		– 0	–	8,422
NZD	970	02/03/2030	3 Month BKBM	1.405%	Quarterly/Semi-Annual	13,536		– 0	–	13,536
CHF	720	02/03/2030	6 Month LIBOR	(0.368)%	Semi-Annual/ Annual	13,705		(2)		13,707
USD	440	02/07/2030	1.615%	3 Month LIBOR	Semi-Annual/ Quarterly	(21,443)		– 0	–	(21,443)
CHF	170	02/07/2030	6 Month LIBOR	(0.332)%	Semi-Annual/ Annual	3,913		1		3,912
USD	1,010	09/10/2048	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(431,808)		– 0	–	(431,808)
CAD	1,090	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/ Semi-Annual	(108,774)		4		(108,778)

						$(199,316)		$(146,698)		$(52,618)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	1.96%	USD	300	$533	$(5,646)	$6,179
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	1.96	USD	370	657	(15,055)	15,712
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	1.96	USD	53	94	(497)	591
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	1.96	USD	55	98	(331)	429
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	1.96	USD	111	197	(626)	823
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	1.96	USD	56	100	(399)	499

52 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	1.96%	USD	6	$11	$(111)	$122

						$1,690	$(22,665)	$24,355

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	22,200	07/18/2022	1.937%	CPI	#	Maturity	$(220,204)	$	– 0	–	$(220,204)
Goldman Sachs Interna- tional	USD	1,230	01/18/2023	2.206%	CPI	#	Maturity	(36,293)		– 0	–	(36,293)

								$(256,497)	$	– 0	–	$(256,497)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABVG1(1)	0.90%	Quarterly	USD	5,871	11/16/2020	$70,872
Citibank, NA
CGABROEA	3 Month LIBOR Plus 0.20%	Quarterly	USD	221	02/16/2021	(31,238)
CGABROEA	3 Month LIBOR Plus 0.20%	Quarterly	USD	483	02/16/2021	(68,259)
Goldman Sachs & Co.
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	36	01/05/2021	1,653
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Annual	USD	27	01/05/2021	1,378

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Mellanox Technologies Ltd.	LIBOR Plus 0.35%	Monthly	USD	327	01/05/2021	$13,586
JPMorgan Chase Bank, NA
JPQABEUV	3 Month EURIBOR Minus 0.05%	Quarterly	EUR	70	03/16/2020	(9,289)
JPQABEUV	3 Month EURIBOR Minus 0.05%	Quarterly	EUR	73	03/16/2020	(9,692)
JPQABEUV	3 Month EURIBOR Minus 0.05%	Quarterly	EUR	95	03/16/2020	(12,867)
Sophos Group PLC	12 Month LIBOR Plus 0.50%	Annual	USD	194	08/14/2020	2,187
Sophos Group PLC	12 Month LIBOR Plus 0.50%	Annual	USD	41	08/14/2020	417
Morgan Stanley Capital Services LLC
Sophos Group PLC	LIBOR Plus 0.35%	Monthly	USD	29	01/05/2021	274
Pay Total Return on Reference Obligation
Barclays Bank PLC
LEGATRUH	LIBOR Minus 0.001%	Quarterly	USD	1,412	04/15/2020	(5,429)
Credit Suisse International
CSUSABCD	3 Month LIBOR	Quarterly	USD	235	09/15/2020	23,194
Goldman Sachs & Co.
Charles Schwab Corp. (The)	LIBOR Minus 0.30%	Monthly	USD	177	01/05/2021	35,524
Charles Schwab Corp. (The)	LIBOR Minus 0.30%	Monthly	USD	165	01/05/2021	35,092
First Horizon National Corp.	LIBOR Minus 0.28%	Monthly	USD	57	01/05/2021	14,100
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	4	01/05/2021	868
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	38	01/05/2021	9,914
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	91	01/05/2021	21,262
First Horizon National Corp.	LIBOR Minus 0.29%	Monthly	USD	68	01/05/2021	16,244
First Horizon National Corp.	LIBOR Minus 0.30%	Monthly	USD	4	01/05/2021	861
First Horizon National Corp.	LIBOR Minus 0.30%	Monthly	USD	10	01/05/2021	90

54 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
First Horizon National Corp.	LIBOR Minus 0.30%	Monthly	USD	– 0	–	01/05/2021	$49
First Horizon National Corp.	LIBOR Minus 0.31%	Monthly	USD	48		01/05/2021	11,536
First Horizon National Corp.	LIBOR Minus 1.54%	Monthly	USD	13		01/05/2021	3,369
United Bankshares, Inc./WV	LIBOR Minus 0.28%	Monthly	USD	37		01/05/2021	12,761
United Bankshares, Inc./WV	LIBOR Minus 0.29%	Monthly	USD	8		01/05/2021	2,669
United Bankshares, Inc./WV	LIBOR Minus 0.29%	Monthly	USD	56		01/05/2021	18,662
United Bankshares, Inc./WV	LIBOR Minus 0.29%	Monthly	USD	43		01/05/2021	14,849
United Bankshares, Inc./WV	LIBOR Minus 0.30%	Monthly	USD	18		01/05/2021	3,770
United Bankshares, Inc./WV	LIBOR Minus 1.54%	Monthly	USD	39		01/05/2021	13,235
United Bankshares, Inc./WV	LIBOR Minus 1.54%	Monthly	USD	28		01/05/2021	10,150
JPMorgan Chase Bank, NA
Borgwarner, Inc.	LIBOR Minus 0.30%	Monthly	USD	– 0	–	08/14/2020	18
Borgwarner, Inc.	LIBOR Minus 0.30%	Monthly	USD	– 0	–	08/14/2020	13
Borgwarner, Inc.	LIBOR Minus 0.30%	Monthly	USD	69		08/14/2020	6,818
Borgwarner, Inc.	LIBOR Minus 0.31%	Monthly	USD	123		08/14/2020	16,813
Independent Bank Group, Inc.	12 Month LIBOR Minus 0.30%	Annual	USD	125		08/14/2020	17,536
Morgan Stanley	LIBOR Minus 0.30%	Monthly	USD	237		08/14/2020	48,476
Morgan Stanley	LIBOR Minus 0.30%	Monthly	USD	60		08/14/2020	6,675
Peugeot SA	EURIBOR Minus 0.20%	Monthly	EUR	60		08/14/2020	6,451
Peugeot SA	EURIBOR Minus 0.20%	Monthly	EUR	62		08/14/2020	5,753
South State Corp.	LIBOR Minus 0.31%	Monthly	USD	41		08/14/2020	7,964
South State Corp.	LIBOR Minus 0.31%	Monthly	USD	7		08/14/2020	1,076
South State Corp.	LIBOR Minus 0.31%	Monthly	USD	– 0	–	08/14/2020	55
Worldline SA/France	EURIBOR Minus 0.20%	Monthly	EUR	119		08/14/2020	641
Xperi Corp.	LIBOR Minus 0.30%	Monthly	USD	20		08/14/2020	2,760
Xperi Corp.	LIBOR Minus 0.30%	Monthly	USD	– 0	–	08/14/2020	33
Xperi Corp.	LIBOR Minus 0.30%	Monthly	USD	49		08/14/2020	(1,627)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	62	01/27/2021	$(5,249)
AbbVie, Inc.	LIBOR Minus 2.36%	Annual	USD	43	01/27/2021	(3,634)
AbbVie, Inc.	LIBOR Minus 2.37%	Annual	USD	28	01/27/2021	(2,339)
AbbVie, Inc.	LIBOR Minus 2.40%	Annual	USD	22	01/27/2021	(1,875)
Eldorado Resorts, Inc.	LIBOR Minus 0.58%	Monthly	USD	7	01/27/2021	(350)
Eldorado Resorts Inc	LIBOR Plus 0.30%	Annual	USD	139	01/27/2021	(12,688)
Flutter Entertainment PLC	LIBOR Minus 0.875%	Monthly	GBP	51	01/27/2021	(3,156)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	8	01/27/2021	381
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	78	01/27/2021	(2,335)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	31	01/27/2021	(2,385)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	27	01/27/2021	(2,760)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	36	01/27/2021	(3,092)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	40	01/27/2021	(3,597)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	38	01/27/2021	(3,943)
Flutter Entertainment PLC	LIBOR Minus 0.30%	Monthly	GBP	67	01/27/2021	(6,455)
MSABHOWN	3 Month LIBOR Minus 0.60%	Quarterly	USD	217	02/16/2021	31,021
MSABHOWN	LIBOR Minus 0.30%	Quarterly	USD	166	02/16/2021	1,242
Swiss Marketing Index Future	0.00%	Monthly	CHF	442	03/25/2020	34,083
Swiss Marketing Index Future	0.00%	Monthly	CHF	112	03/25/2020	9,677
T-Mobile US, Inc.	LIBOR Minus 0.29%	Monthly	USD	9	01/27/2021	(677)
T-Mobile US, Inc.	LIBOR Minus 0.29%	Monthly	USD	45	01/27/2021	(2,709)

						$340,407

56 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
JPY/USD 05/27/2020*	5.88%	Maturity	USD	93	$31,547	$	– 0	–	$31,547
Goldman Sachs International
FTSE 100 Index 03/20/2020*	14.45	Maturity	GBP	79	408,365		– 0	–	408,365
UBS AG
FTSE 100 Index 05/15/2020*	14.95	Maturity	GBP	89	296,816		– 0	–	296,816
Nikkei 225 Index 05/8/2020*	18.53	Maturity	JPY	15,632	398,636		– 0	–	398,636
S&P/ASX 200 Index 05/21/2020*	13.63	Maturity	AUD	140	107,972		– 0	–	107,972

Sale Contracts
Barclays Bank PLC
S&P 500 Index 05/15/2020*	24.40	Maturity	USD	785	(861,706)		– 0	–	(861,706)
Citibank, NA
NASDAQ 100 Stock Index 03/20/2020*	22.20	Maturity	USD	166	(702,583)		– 0	–	(702,583)
UBS AG
FTSE 100 Index 03/20/2020*	11.05	Maturity	GBP	61	(591,243)		– 0	–	(591,243)
Nikkei 225 Index 03/13/2020*	18.00	Maturity	JPY	6,353	(397,181)		– 0	–	(397,181)
Russell 2000 Index 03/20/2020*	19.00	Maturity	USD	37	(206,899)		– 0	–	(206,899)
S&P 500 Index 03/20/2020*	17.65	Maturity	USD	34	(222,967)		– 0	–	(222,967)

					$1,739,243)	$	– 0	–	$(1,739,243)

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, the aggregate market value of these securities amounted to $19,568,813 or 11.7% of net assets.

(d)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(e)	Affiliated investments.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at February 29, 2020.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of February 29, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.649%, 03/27/2024	03/21/2019	$144,445	$144,171	0.09%

(i)	The rate shown represents the 7-day yield as of period end.

(j)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

58 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OMXS – Stockholm Stock Exchange

PJSC – Public Joint Stock Company

SPDR – Standard & Poor’s Depository Receipt

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TSX – Toronto Stock Exchange

(1)	The following table represents the (long/(short)) basket holdings underlying the total return swap with MLABVG1 as of February 29, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Russell 2000 Growth Total Return Index	(889)	$(6,317,028)	(107.6)%
Russell 2000 Value Total Return Index	541	5,711,318	97.3%

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 59

STATEMENT OF ASSETS & LIABILITIES

February 29, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $106,521,854)	$112,916,124	(a)
Affiliated issuers (cost $57,496,094—including investment of cash collateral for securities loaned of $1,578,162)	54,278,215
Cash	33,736
Cash collateral due from broker	3,912,869
Foreign currencies, at value (cost $1,742,155)	1,761,024
Receivable for investment securities sold and foreign currency transactions	2,390,922
Unrealized appreciation on forward currency exchange contracts	2,342,584
Unrealized appreciation on variance swaps	1,243,336
Unrealized appreciation on total return swaps	536,052
Unaffiliated interest and dividends receivable	384,815
Receivable for newly entered credit default swaps	294,580
Receivable for variation margin on futures	257,242
Receivable for newly entered centrally cleared interest rate swaps	153,529
Affiliated dividends receivable	105,082
Receivable for shares of beneficial interest sold	39,830
Market value on credit default swaps (net premiums received $22,665)	1,690
Other assets	8,697

Total assets	180,660,327

Liabilities
Options written, at value (premiums received $23,294)	94,158
Payable for investment securities purchased and foreign currency transactions	4,842,377
Unrealized depreciation on variance swaps	2,982,579
Unrealized depreciation on forward currency exchange contracts	2,046,178
Payable for collateral received on securities loaned	1,578,162
Payable for shares of beneficial interest redeemed	554,519
Payable for variation margin on centrally cleared swaps	488,233
Unrealized depreciation on inflation swaps	256,497
Unrealized depreciation on total return swaps	195,645
Advisory fee payable	53,994
Distribution fee payable	41,364
Payable for terminated total return swaps	21,355
Transfer Agent fee payable	10,741
Trustees’ fees payable	5,674
Accrued expenses and other liabilities	124,429

Total liabilities	13,295,905

Net Assets	$167,364,422

Composition of Net Assets
Shares of beneficial interest, at par	$138
Additional paid-in capital	161,754,727
Distributable earnings	5,609,557

	$167,364,422

(a)	Includes securities on loan with a value of $3,782,114 (see Note E).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$137,664,464	11,317,084	$12.16	*

C	$13,766,055	1,132,177	$12.16

Advisor	$6,187,567	506,624	$12.21

R	$3,953,044	324,399	$12.19

K	$5,760,027	474,270	$12.15

I	$33,265	2,694	$12.35

*	The maximum offering price per share for Class A shares was $12.70 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 61

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $18,699)	$876,817
Affiliated issuers	1,164,888
Interest (net of foreign taxes withheld of $1,170)	500,883
Securities lending income	18,652	$2,561,240

Expenses
Advisory fee (see Note B)	485,430
Distribution fee—Class A	180,637
Distribution fee—Class B	1,262
Distribution fee—Class C	74,321
Distribution fee—Class R	11,177
Distribution fee—Class K	7,369
Transfer agency—Class A	76,116
Transfer agency—Class B	172
Transfer agency—Class C	8,085
Transfer agency—Advisor Class	3,419
Transfer agency—Class R	5,812
Transfer agency—Class K	5,895
Transfer agency—Class I	20
Custodian	141,391
Registration fees	47,457
Audit and tax	40,897
Printing	24,409
Legal	20,620
Trustees’ fees	11,671
Miscellaneous	20,547

Total expenses	1,166,707
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(133,154)

Net expenses		1,033,553

Net investment income		1,527,687

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(164,561)
Investment transactions(a)	3,939,755
Forward currency exchange contracts	443,464
Futures	(1,579,027)
Options written	89,566
Swaps	(150,196)
Foreign currency transactions	(98,859)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(1,293,888)
Investments(b)	(2,240,459)
Forward currency exchange contracts	(101,597)
Futures	2,005,514
Options written	(100,440)
Swaps	(1,956,523)
Foreign currency denominated assets and liabilities	36,341

Net loss on investment and foreign currency transactions	(1,170,910)

Net Increase in Net Assets from Operations	$356,777

(a)	Net of foreign capital gains taxes of $1,610.

(b)	Net of decrease in accrued foreign capital gains taxes of $763.

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 63

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,527,687	$2,293,120
Net realized gain on investment transactions	2,480,142	3,810,773
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,651,052)	1,152,890
Contributions from Affiliates (see Note B)	– 0	–	345

Net increase in net assets from operations	356,777	7,257,128
Distributions to Shareholders
Class A	(4,906,979)	(1,166,247)
Class C	(380,447)	– 0	–
Advisor Class	(234,606)	(74,105)
Class R	(135,975)	(15,968)
Class K	(192,175)	(44,322)
Class I	(1,234)	(105)
Transactions in Shares of Beneficial Interest
Net decrease	(4,761,438)	(31,348,509)

Total decrease	(10,256,077)	(25,392,128)
Net Assets
Beginning of period	177,620,499	203,012,627

End of period	$167,364,422	$177,620,499

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

February 29, 2020 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Wealth Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 65

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 67

NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-

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NOTES TO FINANCIAL STATEMENTS (continued)

backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2020:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$12,203,363		$1,606,426		$	– 0	–	$13,809,789
Financials	6,699,632		3,146,232			– 0	–	9,845,864
Consumer Discretionary	7,752,803		2,032,786			– 0	–	9,785,589
Health Care	7,059,220		1,879,344			– 0	–	8,938,564
Industrials	4,499,266		1,920,282			– 0	–	6,419,548
Communication Services	3,198,416		1,858,008			– 0	–	5,056,424
Consumer Staples	1,900,042		1,624,526			– 0	–	3,524,568
Materials	1,742,674		521,054			– 0	–	2,263,728
Energy	834,394		538,652			– 0	–	1,373,046
Real Estate	752,619		386,985			– 0	–	1,139,604
Utilities	260,132		634,147			– 0	–	894,279
Investment Companies	40,755,490		– 0	–		– 0	–	40,755,490
Governments – Treasuries	– 0	–	11,870,884			– 0	–	11,870,884
Corporates – Investment Grade	– 0	–	11,389,467			– 0	–	11,389,467
Mortgage Pass-Throughs	– 0	–	5,158,189			– 0	–	5,158,189
Inflation-Linked Securities	– 0	–	5,120,440			– 0	–	5,120,440
Commercial Mortgage-Backed Securities	– 0	–	2,363,489			– 0	–	2,363,489
Collateralized Loan Obligations	– 0	–	1,995,759			– 0	–	1,995,759
Collateralized Mortgage Obligations	– 0	–	1,833,384			– 0	–	1,833,384
Covered Bonds	– 0	–	1,813,426			– 0	–	1,813,426
Asset-Backed Securities	– 0	–	768,122			– 0	–	768,122
Quasi-Sovereigns	– 0	–	486,445			– 0	–	486,445
Local Governments – Provincial Bonds	– 0	–	457,552			– 0	–	457,552
Local Governments – Regional Bonds	– 0	–	312,691			–0	–	312,691
Local Governments – US Municipal Bonds	– 0	–	281,449			– 0	–	281,449
Governments – Sovereign Bonds	– 0	–	202,500			– 0	–	202,500
Supranationals	– 0	–	86,779			– 0	–	86,779

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 69

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$15,674,256		$	– 0	–	$	– 0	–	$15,674,256
Governments – Treasuries	– 0	–		1,768,991			– 0	–	1,768,991
U.S. Treasury Bills	– 0	–		225,861			– 0	–	225,861
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,578,162			– 0	–		– 0	–	1,578,162

Total Investments in Securities	104,910,469			62,283,870			– 0	–	167,194,339
Other Financial Instruments(a):							– 0	–
Assets:							– 0	–
Futures	2,798,068			75,250			– 0	–	2,873,318	(b)
Forward Currency Exchange Contracts	– 0	–		2,342,584			– 0	–	2,342,584
Centrally Cleared Credit Default Swaps	– 0	–		380,422			– 0	–	380,422	(b)
Centrally Cleared Interest Rate Swaps	– 0	–		635,508			– 0	–	635,508	(b)
Credit Default Swaps	– 0	–		1,690			– 0	–	1,690
Total Return Swaps	– 0	–		536,052			– 0	–	536,052
Variance Swaps	– 0	–		1,243,336			– 0	–	1,243,336
Liabilities:
Futures	(619,486)			(278,297)			– 0	–	(897,783	)(b)
Forward Currency Exchange Contracts	– 0	–		(2,046,178)			– 0	–	(2,046,178)
Currency Options Written	– 0	–		(94,158)			– 0	–	(94,158)
Centrally Cleared Credit Default Swaps	– 0	–		(308,473)			– 0	–	(308,473	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–		(834,824)			– 0	–	(834,824	)(b)
Inflation (CPI) Swaps	– 0	–		(256,497)			– 0	–	(256,497)
Total Return Swaps	– 0	–		(195,645)			– 0	–	(195,645)
Variance Swaps	– 0	–		(2,982,579)			– 0	–	(2,982,579)

Total	$107,089,051			$60,502,061		$	– 0	–	$167,591,112	(c)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

Amounts of $257,192, $1,986,962, $31,125 and $165,722 for Asset-Backed Securities, Collateralized Loan Obligations, Collateralized Mortgage Obligations and Commercial Mortgage-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated

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into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class,

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except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $28,790 for the six months ended February 29, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $831 from the sale of Class A shares and received $1,022 and $251 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the

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investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2020, such waiver amounted to $4,070. In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2020. For the six months ended February 29, 2020, such waivers and/or reimbursements amounted to $128,765.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2020 is as follows:

										Distributions
Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)		Market Value 2/29/20 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$10,964	$37,943	$33,233	$	– 0	–	$0		$15,674	$69	$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	22,623	500	2,338		(93)		(1,248)		19,444	500		– 0	–
AB High Income Fund, Inc.	18,201	584	1,085		(72)		(46)		17,582	589		– 0	–
Government Money Market Portfolio*	828	17,002	16,252		– 0	–	– 0	–	1,578	7		– 0	–

Total					$(165)		$(1,294)		$54,278	$1,165	$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended August 31, 2019, the Adviser reimbursed the Fund $345 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now

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named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate

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the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$45,075,219	$58,450,423
U.S. government securities	15,514,212	15,632,937

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$17,356,239
Gross unrealized depreciation	(13,563,154)

Net unrealized appreciation	$3,793,085

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which

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they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 29, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original

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contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 29, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the

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amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended February 29, 2020, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended February 29, 2020, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the

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counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 29, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 29, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 29, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended February 29, 2020, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 29, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,409,086	*	Receivable/Payable for variation margin on futures	$132,101	*

Equity contracts	Receivable/Payable for variation margin on futures	1,464,232	*	Receivable/Payable for variation margin on futures	765,682	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	144,913	*	Receivable/Payable for variation margin on centrally cleared swaps	45,700	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	635,507	*	Receivable/Payable for variation margin on centrally cleared swaps	688,125	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,342,584		Unrealized depreciation on forward currency exchange contracts	2,046,178

Foreign exchange contracts				Options written, at value	94,158

Interest rate contracts				Unrealized depreciation on inflation swaps	256,497

Credit contracts	Market value on credit default swaps	1,690

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest contracts	Unrealized appreciation on total return swaps	$1,241	Unrealized depreciation on total return swaps	$5,429

Equity contracts	Unrealized appreciation on total return swaps	534,811	Unrealized depreciation on total return swaps	190,216

Foreign currency contracts	Unrealized appreciation on variance swaps	31,547

Equity contracts	Unrealized appreciation on variance swaps	1,211,789	Unrealized depreciation on variance swaps	2,982,579

Total		$7,777,400		$7,206,665

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$75,863	$1,115,718
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,654,890)	889,796
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	443,464	(101,597)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(3,930)		$(30,498)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	89,566		(100,440)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	174,860		(156,865)
Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	31,547
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	182,729		(139,757)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(507,785)		(1,691,448)

Total		$(1,200,123)		$(183,544)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 29, 2020:

Futures:
Average notional amount of buy contracts	$64,516,243
Average notional amount of sale contracts	$39,947,077
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$71,254,210
Average principal amount of sale contracts	$102,312,488
Purchased Options:
Average notional amount	$1,051,751	(a)
Options Written:
Average notional amount	$4,239,289

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Swaps:
Average notional amount	$23,430,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$23,250,748
Credit Default Swaps:
Average notional amount of sale contracts	$951,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,056,109
Average notional amount of sale contracts	$24,619,013
Total Return Swaps:
Average notional amount	$13,985,137
Variance Swaps:
Average notional amount	$1,141,690

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 29, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$3,572	$	– 0	–	$	– 0	–	$	– 0	–	$3,572
Bank of America, NA	220,054		(220,054)			– 0	–		– 0	–	– 0	–
Barclays Bank PLC	112,089		(112,089)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	302,156		(161,840)			– 0	–		– 0	–	140,316
Citibank, NA	200,888		(200,888)			– 0	–		– 0	–	– 0	–
Credit Suisse International	86,482		(78,723)			– 0	–		– 0	–	7,759
Deutsche Bank AG	49,347		– 0	–		– 0	–		– 0	–	49,347
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	820,803		(117,498)			– 0	–		– 0	–	703,305
HSBC Bank USA	111,810		(109,225)			– 0	–		– 0	–	2,585
JPMorgan Chase Bank, NA	196,158		(196,158)			– 0	–		– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	$464,692	$(213,254)	$	– 0	–	$	– 0	–	$251,438
Natwest Markets PLC	70,617	(34,997)		– 0	–		– 0	–	35,620
Standard Chartered Bank	15,375	(15,375)		– 0	–		– 0	–	– 0 –
State Street Bank & Trust Co.	500,093	(500,093)		– 0	–		– 0	–	– 0 –
UBS AG	969,526	(969,526)		– 0	–		– 0	–	– 0 –

Total	$4,123,662	$(2,929,720)	$	– 0	–	$	– 0	–	$1,193,942	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$339,829	$(220,054)	$(57,000)		$	– 0	–	$62,775
Barclays Bank PLC	1,324,852	(112,089)	(602,000)			– 0	–	610,763
BNP Paribas SA	161,840	(161,840)	– 0	–		– 0	–	– 0 –
Citibank, NA	889,942	(200,888)	(560,000)			– 0	–	129,054
Credit Suisse International	78,723	(78,723)	– 0	–		– 0	–	– 0 –
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	117,498	(117,498)	– 0	–		– 0	–	– 0 –
HSBC Bank USA	109,225	(109,225)	– 0	–		– 0	–	– 0 –
JPMorgan Chase Bank, NA	211,628	(196,158)	– 0	–		– 0	–	15,470–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	213,254	(213,254)	– 0	–		– 0	–	– 0 –
Natwest Markets PLC	34,997	(34,997)	– 0	–		– 0	–	– 0 –
Standard Chartered Bank	35,549	(15,375)	– 0	–		– 0	–	20,174
State Street Bank & Trust Co.	639,430	(500,093)	– 0	–		– 0	–	139,337
UBS AG	1,418,290	(969,526)	– 0	–		– 0	–	448,764

Total	$5,575,057	$(2,929,720)	$(1,219,000)			– 0	–	$1,426,337	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 29, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio Income Earned	Advisory Fee Waived
$ 3,782,114	$1,578,162	$2,145,174	$18,652	$6,526	$319

*	As of February 29, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019

Class A
Shares sold	203,096	371,297	$2,565,341	$4,432,106

Shares issued in reinvestment of dividends	350,398	92,047	4,383,473	1,051,174
Shares converted from Class B	54,858	18,178	701,161	219,660
Shares converted from Class C	70,986	414,009	900,331	5,030,661
Shares redeemed	(891,284)	(2,592,566)	(11,293,886)	(31,086,593)

Net decrease	(211,946)	(1,697,035)	$(2,743,580)	$(20,352,992)

Class B
Shares sold	8	1,355	$100	$16,600
Shares converted to Class A	(53,971)	(17,816)	(701,161)	(219,660)
Shares redeemed	(403)	(13,754)	(5,454)	(168,707)

Net decrease	(54,366)	(30,215)	$(706,515)	$(371,767)

Class C
Shares sold	38,216	72,805	$482,914	$870,226
Shares issued in reinvestment of dividends	27,578	– 0	–	345,273	– 0	–
Shares converted to Class A	(71,208)	(415,694)	(900,331)	(5,030,661)
Shares redeemed	(60,580)	(285,478)	(767,843)	(3,433,284)

Net decrease	(65,994)	(628,367)	$(839,987)	$(7,593,719)

Advisor Class
Shares sold	46,189	127,306	$589,277	$1,537,369
Shares issued in reinvestment of dividends	15,478	5,464	194,255	62,624
Shares redeemed	(66,361)	(340,465)	(846,387)	(4,092,985)

Net decrease	(4,694)	(207,695)	$(62,855)	$(2,492,992)

Class R
Shares sold	35,951	269,091	$456,624	$3,218,239
Shares issued in reinvestment of dividends	10,843	1,395	135,975	15,968
Shares redeemed	(88,540)	(225,449)	(1,120,856)	(2,702,888)

Net increase (decrease)	(41,746)	45,037	$(528,257)	$531,319

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019		Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Class K
Shares sold	9,906	30,856		$124,903	$373,932
Shares issued in reinvestment of dividends	15,386	3,888		192,175	44,322
Shares redeemed	(15,710)	(126,164)		(198,794)	(1,508,435)

Net increase (decrease)	9,582	(91,420)		$118,284	$(1,090,181)

Class I
Shares sold	52	1,768		$669	$21,823
Shares issued in reinvestment of dividends	67	– 0	–(a)	850	– 0	–(b)
Shares redeemed	(4)	– 0	–	(47)	– 0	–

Net increase	115	1,768		$1,472	$21,823

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

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NOTES TO FINANCIAL STATEMENTS (continued)

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as

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NOTES TO FINANCIAL STATEMENTS (continued)

well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process

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NOTES TO FINANCIAL STATEMENTS (continued)

for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,300,747		$9,480,247
Net long-term capital gains	– 0	–	3,051,961
Total taxable distributions paid	$1,300,747		$12,532,208

Return of capital	– 0	–	3,206,894

Total distributions	$1,300,747		$15,739,102

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,057,475
Undistributed capital gains	547,441	(a)
Other losses	(14,426	)(b)
Unrealized appreciation/(depreciation)	6,513,706	(c)

Total accumulated earnings/(deficit)	$11,104,196

(a)	During the fiscal year, the Fund utilized $1,808,162 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2019, the cumulative deferred loss on straddles was $14,426.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is

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NOTES TO FINANCIAL STATEMENTS (continued)

effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.58	$ 12.14	$ 12.79	$ 12.38	$ 12.18	$ 12.43

Income From Investment Operations

Net investment income(a)(b)	.11	.16	.17	.38	.27	.28

Net realized and unrealized gain (loss) on investment transactions	(.09)	.37	.10	.34	.19	(.48)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.02	.53	.27	.72	.46	(.20)

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.09)	(.56)	(.31)	(.26)	(.05)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.19)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.09)	(.92)	(.31)	(.26)	(.05)

Net asset value, end of period	$ 12.16	$ 12.58	$ 12.14	$ 12.79	$ 12.38	$ 12.18

Total Return

Total investment return based on net asset value(d)*	.12%	4.47%	2.14%	5.93%	3.86%	(1.59)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$137,664	$145,002	$160,517	$174,667	$180,380	$189,751

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.10	%^	1.05%	1.04%	1.01%	.94%	.92%

Expenses, before waivers/reimbursements(e)‡	1.25	%^	1.23%	1.25%	1.09%	1.00%	.98%

Net investment income(b)	1.80	%^	1.32%	1.36%	3.08%	2.20%	2.28%

Portfolio turnover rate	38%	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.51	$ 12.07	$ 12.58	$ 12.17	$ 12.00	$ 12.29

Income From Investment Operations

Net investment income(a)(b)	.07	.07	.08	.29	.17	.19

Net realized and unrealized gain (loss) on investment transactions	(.09)	.37	.09	.32	.19	(.48)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)	.44	.17	.61	.36	(.29)

Less: Dividends and Distributions

Dividends from net investment income	(.29)	– 0	–	(.38)	(.20)	(.19)	– 0	–

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	– 0	–	(.68)	(.20)	(.19)	– 0	–

Net asset value, end of period	$ 12.16	$ 12.51	$ 12.07	$ 12.58	$ 12.17	$ 12.00

Total Return

Total investment return based on net asset value(d)*	(.34)%	3.73%	1.37%	5.12%	3.09%	(2.36)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,766	$14,989	$22,039	$41,637	$73,686	$83,574

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.86	%^	1.80%	1.77%	1.75%	1.69%	1.68%

Expenses, before waivers/reimbursements(e)‡	2.01	%^	1.98%	1.98%	1.82%	1.75%	1.74%

Net investment income(b)	1.04	%^	.59%	.64%	2.41%	1.45%	1.54%

Portfolio turnover rate	38%	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.64	$ 12.20	$ 12.86	$ 12.45	$ 12.24	$ 12.48

Income From Investment Operations

Net investment income(a)(b)	.13	.19	.20	.41	.32	.33

Net realized and unrealized gain (loss) on investment transactions	(.09)	.37	.10	.33	.17	(.49)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.04	.56	.30	.74	.49	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.12)	(.59)	(.33)	(.28)	(.08)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.20)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.12)	(.96)	(.33)	(.28)	(.08)

Net asset value, end of period	$ 12.21	$ 12.64	$ 12.20	$ 12.86	$ 12.45	$ 12.24

Total Return

Total investment return based on net asset value(d)*	.22%	4.81%	2.39%	6.15%	4.12%	(1.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,188	$6,464	$8,772	$9,274	$12,277	$13,802

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.85	%^	.80%	.79%	.75%	.69%	.67%

Expenses, before waivers/reimbursements(e)‡	1.00	%^	.97%	1.00%	.83%	.75%	.73%

Net investment income(b)	2.05	%^	1.58%	1.60%	3.26%	2.60%	2.66%

Portfolio turnover rate	38%	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.57	$ 12.13	$ 12.76	$ 12.36	$ 12.15	$ 12.42

Income From Investment Operations

Net investment income(a)(b)	.09	.11	.12	.33	.25	.25

Net realized and unrealized gain (loss) on investment transactions	(.08)	.38	.09	.32	.17	(.50)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.01	.49	.21	.65	.42	(.25)

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.05)	(.50)	(.25)	(.21)	(.02)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.05)	(.84)	(.25)	(.21)	(.02)

Net asset value, end of period	$ 12.19	$ 12.57	$ 12.13	$ 12.76	$ 12.36	$ 12.15

Total Return

Total investment return based on net asset value(d)*	(.12)%	4.06%	1.73%	5.42%	3.56%	(2.02)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,953	$4,604	$3,896	$4,078	$4,532	$5,632

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.51	%^	1.46%	1.45%	1.42%	1.34%	1.34%

Expenses, before waivers/reimbursements(e)‡	1.66	%^	1.63%	1.66%	1.50%	1.40%	1.40%

Net investment income(b)	1.41	%^	.89%	.94%	2.63%	2.03%	2.00%

Portfolio turnover rate	38%	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.55	$ 12.11	$ 12.75	$ 12.35	$ 12.15	$ 12.41

Income From Investment Operations

Net investment income(a)(b)	.11	.15	.15	.37	.25	.27

Net realized and unrealized gain (loss) on investment transactions	(.09)	.37	.11	.32	.20	(.49)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.02	.52	.26	.69	.45	(.22)

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.08)	(.55)	(.29)	(.25)	(.04)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.08)	(.90)	(.29)	(.25)	(.04)

Net asset value, end of period	$ 12.15	$ 12.55	$ 12.11	$ 12.75	$ 12.35	$ 12.15

Total Return

Total investment return based on net asset value(d)*	.02%	4.45%	2.07%	5.72%	3.82%	(1.73)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,760	$5,832	$6,734	$7,096	$7,277	$8,204

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.20	%^	1.15%	1.15%	1.11%	1.03%	1.01%

Expenses, before waivers/reimbursements(e)‡	1.35	%^	1.32%	1.36%	1.19%	1.09%	1.07%

Net investment income(b)	1.70	%^	1.24%	1.23%	2.96%	2.08%	2.19%

Portfolio turnover rate	38%	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.78	$ 12.34	$ 12.82	$ 12.42	$ 12.21	$ 12.46

Income From Investment Operations

Net investment income(a)(b)	.13	.18	.25	.40	.29	.41

Net realized and unrealized gain (loss) on investment transactions	(.09)	.39	.05	.34	.20	(.59)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.04	.57	.30	.74	.49	(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.13)	(.46)	(.34)	(.28)	(.07)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.13)	(.78)	(.34)	(.28)	(.07)

Net asset value, end of period	$ 12.35	$ 12.78	$ 12.34	$ 12.82	$ 12.42	$ 12.21

Total Return

Total investment return based on net asset value(d)*	.23%	4.72%	2.34%	6.09%	4.11%	(1.41)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33	$33	$10	$36	$453	$454

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.87	%^	.86%	.73%	.78%	.72%	.70%

Expenses, before waivers/reimbursements(e)‡	1.02	%^	1.02%	.94%	.86%	.77%	.76%

Net investment income(b)	2.03	%^	1.46%	1.99%	3.25%	2.41%	3.32%

Portfolio turnover rate	38%	100%	90%	86%	5%	6%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.20%	.25%	.22%	.24%	.21%

See footnote summary on page 103.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 29, 2020 and the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .15% (annualized), .17%, .21% and ..08%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .28%, respectively.

^	Annualized.

See notes to financial statements

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 105

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Wealth Strategy (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 107

commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to the Fund’s.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of under-

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lying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 109

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 115

NOTES

116 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

AB CONSERVATIVE WEALTH STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CW-0152-0220

FEB    02.29.20

SEMI-ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

April 13, 2020

This report provides management’s discussion of fund performance for AB Tax-Managed All Market Income Portfolio for the semi-annual reporting period ended February 29, 2020.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Class A Shares	0.09%	7.31%

Class C Shares	-0.23%	6.50%

Advisor Class Shares[1]	0.21%	7.56%

Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	2.07%	5.82%

MSCI ACWI (net)	1.13%	3.89%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended February 29, 2020.

All share classes of the Fund underperformed the primary benchmark and the MSCI ACWI (net) for the six-month period, but outperformed for the 12-month period, before sales charges. During the six-month period, overall allocation to equities detracted while allocation to fixed-income assets, particularly high-income municipals, contributed to absolute performance. Overall security selection detracted, led by selections within non-traditional income assets, while selection with global real estate investment trusts contributed. For the 12-month period, overall asset allocation contributed to performance while security selection detracted. Allocation to non-traditional income assets and selection within high-income municipal bonds contributed, while overall allocation to equities detracted. Active currency management was neutral over both periods.

2 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, credit default swaps and interest rate swaps, which contributed to absolute returns for both periods, while written options detracted. Total return swaps were utilized for investment purposes and detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities rose modestly during the six-month period ended February 29, 2020, as the economic impact of the novel coronavirus, which causes the disease known as COVID-19, took a toll on global markets and pared back earlier double-digit gains. Equity markets experienced heightened volatility, and global economic weakness persisted throughout the early part of the period. The overall outlook for investors was balanced by a potential resolution to the US-China trade dispute and supportive monetary policy from the US Federal Reserve (the “Fed”) and global central banks, as well as improving economic data. The much-anticipated phase-one US-China trade accord and strong corporate earnings sparked a rally that sent global markets higher; however, the onset of COVID-19 touched off increased volatility as investors struggled to discern the severity of its impact. Markets rose to all-time highs in mid-February, buoyed by the belief that the fallout from the coronavirus outbreak would be short-lived. Early efforts to contain the virus proved ineffective and, as it spread across the globe, manufacturing production and worldwide supply chains suffered, causing markets to retract dramatically. Asian markets declined sharply, followed by other global markets, including the US. Emerging-market countries more closely tied to commodities, such as Brazil, Chile, Russia and South Africa, faced outsized pressure. For the most part, growth stocks continued to outperform value over the entire period, and large-cap stocks outperformed their small-cap peers.

Global fixed-income markets advanced over the six-month period. Long-dated developed-market treasuries were robust performers, given their interest-rate sensitivity, even as yields trended higher in September before beginning to fall in January. US interest rates fell near record lows in February as COVID-19 impacted trade and market expectations, which drove oil prices sharply lower. Investment-grade corporate bonds outperformed in the US and globally, along with global high-yield bonds and securitized assets, while US high-yield and emerging-market sovereigns posted positive results but trailed the overall global fixed-income market. The Fed lowered interest rates two times during the period and increased its balance sheet to manage liquidity in the repurchase-agreement market. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates, and the Japanese government implemented a significant fiscal stimulus program in December. China announced substantive monetary and fiscal measures to

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 3

combat the economic impact from the coronavirus, while central bankers and governments signaled more monetary and fiscal measures to boost economic growth in the wake of declining trade, disrupted supply chains and resulting industry headwinds. Municipal bonds continued to perform well through February as investor demand and limited new supply continued to push prices higher.

The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of February 29, 2020, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded or escrowed to maturity were 4.91% and 0.00%, respectively.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts or “REITs”), preferred stocks, fixed-income securities (including those with lower credit ratings) and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser also acquires equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

(continued on next page)

4 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged in the sense that its gross investment exposure substantially exceeds its net assets.

(continued on next page)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 5

Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

6 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s

8 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 9

DISCLOSURES AND RISKS (continued)

be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.31%	2.72%

5 Years	3.62%	2.73%

10 Years	4.80%	4.35%

CLASS C SHARES

1 Year	6.50%	5.50%

5 Years	2.83%	2.83%

10 Years	4.04%	4.04%

ADVISOR CLASS SHARES[1]

1 Year	7.56%	7.56%

5 Years	3.88%	3.88%

10 Years	5.09%	5.09%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.37%, 2.12% and 1.12% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.67%

5 Years	-0.54%

10 Years	2.34%

CLASS C SHARES

1 Year	-12.45%

5 Years	-0.43%

10 Years	2.04%

ADVISOR CLASS SHARES[1]

1 Year	-10.68%

5 Years	0.57%

10 Years	3.06%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-15.64%

5 Years	-1.82%

10 Years	1.52%

CLASS C SHARES

1 Year	-13.26%

5 Years	-1.50%

10 Years	1.36%

ADVISOR CLASS SHARES[1]

1 Year	-11.76%

5 Years	-0.77%

10 Years	2.20%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-7.74%

5 Years	-0.26%

10 Years	1.99%

CLASS C SHARES

1 Year	-6.55%

5 Years	-0.22%

10 Years	1.70%

ADVISOR CLASS SHARES[1]

1 Year	-5.29%

5 Years	0.61%

10 Years	2.59%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,000.90	$4.93	0.99%	$5.02	1.01%
Hypothetical**	$1,000	$1,019.94	$4.97	0.99%	$5.07	1.01%
Class C
Actual	$1,000	$997.70	$8.64	1.74%	$8.74	1.76%
Hypothetical**	$1,000	$1,016.21	$8.72	1.74%	$8.82	1.76%
Advisor Class
Actual	$1,000	$1,002.10	$3.68	0.74%	$3.78	0.76%
Hypothetical**	$1,000	$1,021.18	$3.72	0.74%	$3.82	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO SUMMARY

February 29, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $101.0

1

All data are as of February 29, 2020. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

16 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

February 29, 2020 (unaudited)

1

All data are as of February 29, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS

February 29, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 60.0%
Long-Term Municipal Bonds – 59.8%
Alabama – 1.6%
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	$265	$305,007
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	250	298,290
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 01/01/2025 (Pre-refunded/ETM)	1,000	1,035,170

		1,638,467

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	100	121,206

Arizona – 2.4%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2025 (Pre-refunded/ETM)	1,685	1,778,720
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	144	167,545
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	335	365,123
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	110	130,519

		2,441,907

California – 1.0%
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	250	281,980
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	200	212,284

18 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of California Series 2017 5.00%, 08/01/2026	$440	$554,888

		1,049,152

Colorado – 0.7%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018A 5.00%, 12/01/2028	545	712,446

Connecticut – 1.3%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2027	1,135	1,262,903

Delaware – 0.2%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 09/01/2042	225	238,482

District of Columbia – 0.0%
District of Columbia (Freedom Forum, Inc. (The)) NATL Series 2002B 4.50%, 08/01/2037(b)	50	50,000

Florida – 4.3%
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 6.00%, 07/01/2050(a)	270	297,977
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	340	368,101
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 06/01/2048(a)	100	109,993
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/2025	560	617,473

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/2025	$665	$786,921
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 03/01/2049	315	385,787
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	425	512,889
Overoaks Community Development District
Series 2010A-1 6.125%, 05/01/2035	15	15,160
Series 2010A-2 6.125%, 05/01/2035	35	35,413
Tampa Bay Water Series 2011A 5.00%, 10/01/2023	1,105	1,179,621

		4,309,335

Georgia – 1.7%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2030	200	248,890
City of Atlanta GA Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 01/01/2028	625	719,106
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018C 4.00%, 08/01/2048	450	498,150
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 04/01/2044	210	238,898

		1,705,044

Guam – 0.3%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	300	317,490

Illinois – 7.8%
Chicago Board of Education
Series 2012A 5.00%, 12/01/2042	950	1,032,355

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016A 7.00%, 12/01/2044	$100	$126,411
Series 2017B 6.75%, 12/01/2030(a)	135	184,244
7.00%, 12/01/2042(a)	100	135,081
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	105	129,298
City of Chicago IL Series 2014A 5.00%, 01/01/2035	100	111,273
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 05/15/2046 (Pre-refunded/ETM)	475	540,284
Illinois Finance Authority (Mercy Health Corp.) Series 2016 5.00%, 12/01/2046	430	509,645
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.44%, 05/15/2055	498	443,912
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2041	415	508,238
Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 02/15/2047	210	244,106
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 08/01/2049	425	497,730
Metropolitan Pier & Exposition Authority
Series 2012
Zero Coupon, 12/15/2041-12/15/2050	675	322,394
Series 2017A 5.00%, 06/15/2057	115	135,514
Series 2017B
Zero Coupon, 12/15/2054	150	52,478
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	365	409,983

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Illinois
Series 2013 5.00%, 07/01/2022	$315	$342,704
Series 2014 5.00%, 04/01/2020	75	75,233
Series 2016 5.00%, 02/01/2023-02/01/2028	1,170	1,373,554
Series 2017A 5.00%, 12/01/2025	135	162,228
Series 2017D 5.00%, 11/01/2024-11/01/2028	480	578,034

		7,914,699

Indiana – 0.2%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	185	191,098

Iowa – 1.0%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	110	123,904
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020A 5.00%, 08/01/2026	385	485,805
Xenia Rural Water District Series 2016 5.00%, 12/01/2031	340	406,524

		1,016,233

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	300	322,722

Kentucky – 1.7%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group)
Series 2017A 5.00%, 06/01/2037	315	375,675
5.25%, 06/01/2041	150	180,430

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2037-08/15/2046	$620	$740,274
Kentucky Public Energy Authority (Morgan Stanley) Series 2019C 4.00%, 02/01/2050	220	261,246
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) 5.00%, 10/01/2047(c)	100	125,031

		1,682,656

Louisiana – 0.5%
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2048	400	473,400

Maryland – 0.8%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 09/01/2034	400	486,456
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	100	114,344
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017A 5.00%, 09/01/2045(a)	215	246,308

		847,108

Massachusetts – 1.9%
Commonwealth of Massachusetts Series 2019C 5.00%, 05/01/2022	355	387,291
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 07/01/2042	635	687,762
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015D 5.00%, 07/01/2044	175	201,467

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 07/01/2047	$320	$365,792
Massachusetts Development Finance Agency (Zero Waste Solutions LLC)
Series 2017 8.00%, 12/01/2022(d)	235	202,514
Series 2017A 7.75%, 12/01/2044(d)	100	91,605

		1,936,431

Michigan – 2.8%
City of Detroit MI 5.00%, 04/01/2036-04/01/2037	65	75,517
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2047	325	352,310
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2028	325	381,605
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2028	1,000	1,174,170
Michigan State Hospital Finance Authority (Trinity Health Corp.) Series 2017C 5.00%, 12/01/2023	445	512,880
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2007A 6.00%, 06/01/2048	305	311,274

		2,807,756

Minnesota – 0.1%
City of Bethel MN (Lodge at Stillwater LLC (The)) Series 2018 5.25%, 06/01/2058	100	106,818

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 1.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	$470	$554,022
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2046	500	547,260

		1,101,282

Nebraska – 0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017A 5.00%, 09/01/2042	455	673,587

Nevada – 0.1%
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	100	117,599

New Jersey – 4.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
Series 2013 5.00%, 03/01/2030	685	755,795
Series 2014P 5.00%, 06/15/2029	500	572,670
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	415	483,961
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2047	415	488,488
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 06/15/2020	840	849,568

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2014A 5.00%, 01/01/2029	$675	$788,994
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 06/01/2046	515	606,170

		4,545,646

New York – 3.3%
County of Nassau NY Series 2017C 5.00%, 10/01/2026	225	282,488
Metropolitan Transportation Authority Series 2019D 5.00%, 09/01/2022	310	341,043
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2032	195	254,114
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 07/01/2026 (Pre-refunded/ETM)	205	234,526
New York State Dormitory Authority (State of New York Personal Income Tax Revenue) Series 2018A 5.00%, 03/15/2020	490	490,696
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	460	531,033
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/2026	1,000	1,114,520
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	105	120,782

		3,369,202

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.3%
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 09/01/2041	$250	$271,565

Ohio – 4.4%
Buckeye Tobacco Settlement Financing Authority
Zero Coupon, 06/01/2052	1,730	161,322
Series 2007A-2 5.875%, 06/01/2047	840	841,042
Series 2020B 5.00%, 06/01/2055(c)	1,040	1,174,202
Zero Coupon, 06/01/2057(c)	395	55,497
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 01/15/2043(a)	225	246,787
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 08/01/2028	315	405,301
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	660	775,309
County of Miami OH (Kettering Health Network Obligated Group) 5.00%, 08/01/2033	195	247,769
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 08/01/2029	250	268,125
Ohio Air Quality Development Authority (Pratt Paper/OH, Inc.) Series 2017 4.50%, 01/15/2048(a)	175	199,447
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	45	48,263

		4,423,064

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 2.7%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	$220	$257,264
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2023	600	688,038
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2051	215	250,180
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	220	263,344
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 07/01/2015(e)(f)(g)	55	550
School District of Philadelphia (The) Series 2018A 5.00%, 09/01/2034	1,000	1,257,920

		2,717,296

Puerto Rico – 2.9%
Commonwealth of Puerto Rico
Series 2006A 5.25%, 07/01/2023	20	16,575
Series 2011A
5.75%, 07/01/2041(e)(h)	40	33,000
Series 2012A 5.50%, 07/01/2039(e)(h)	65	51,269
Series 2014A 8.00%, 07/01/2035(e)(h)	100	73,000
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	91	72,774
Puerto Rico Commonwealth Aqueduct & Sewer Authority
Series 2008A 6.125%, 07/01/2024	25	27,500
6.00%, 07/01/2038	45	46,688
Series 2012A 5.125%, 07/01/2037	25	26,938
5.50%, 07/01/2028	30	32,700

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 07/01/2029-07/01/2042	$120	$129,900
5.00%, 07/01/2022-07/01/2033	90	96,550
6.00%, 07/01/2047	30	32,925
5.75%, 07/01/2037	30	32,850
Puerto Rico Electric Power Authority
Series 2007T 5.00%, 07/01/2032	65	51,756
5.00%, 07/01/2037(e)(h)	110	87,588
AGM Series 2007V 5.25%, 07/01/2031	245	274,326
Series 2010A 5.25%, 07/01/2030	55	43,931
Series 2010C 5.00%, 07/01/2024(e)(h)	25	19,906
Series 2010D 5.00%, 07/01/2021(e)(h)	15	11,944
Series 2010Z 5.25%, 07/01/2024	25	19,969
Series 2012A 5.00%, 07/01/2029	40	31,850
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 07/01/2032	330	359,406
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	225	232,312
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A
Zero Coupon, 07/01/2024-07/01/2046	434	136,863
Series 2019A 4.329%, 07/01/2040	100	110,890
5.00%, 07/01/2058	772	883,454

		2,936,864

Tennessee – 0.8%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/2042(a)	280	293,882
Memphis-Shelby County Industrial Development Board (Graceland, Inc.) Series 2017A 5.50%, 07/01/2037	100	115,549

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	$100	$114,654
Tennessee Housing Development Agency Series 2017 4.00%, 07/01/2048	260	282,854

		806,939

Texas – 4.2%
Brazosport Independent School District 5.00%, 02/15/2028	315	409,308
City of Houston TX Series 2017A 5.00%, 03/01/2026	405	501,082
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/2025	615	729,851
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	500	583,200
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	80	87,606
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037	325	359,535
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	90	103,673
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044	300	334,185
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 02/15/2048	230	262,853

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	$180	$191,916
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	230	280,549
Uptown Development Authority Series 2017A 5.00%, 09/01/2040	325	376,815

		4,220,573

Vermont – 0.5%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 04/01/2036(a)	100	115,860
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017A 5.00%, 05/01/2047	335	373,760

		489,620

Virginia – 0.7%
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	220	237,323
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	410	419,233

		656,556

Washington – 1.7%
Kalispel Tribe of Indians Series 2018B 5.25%, 01/01/2038(a)(c)	155	184,763
King County Public Hospital District No. 1 Series 2018 5.00%, 12/01/2031	265	339,354
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2037	355	428,709

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/2047(a)	$340	$365,867
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2046(a)	315	352,957

		1,671,650

Wisconsin – 1.2%
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)(c)	100	125,026
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	160	174,555
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	265	294,770
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	410	472,237
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 01/01/2048(a)	100	108,064

		1,174,652

Total Long-Term Municipal Bonds (cost $55,401,844)		60,321,448

SHORT-TERM MUNICIPAL NOTES – 0.2%
Massachusetts – 0.2%
Massachusetts Water Resources Authority Series 2019G 5.00%, 08/01/2020 (cost $228,640)	225	228,935

Total Municipal Obligations (cost $55,630,484)		60,550,383

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 27.2%
Health Care – 5.0%
Biotechnology – 1.0%
AbbVie, Inc.	4,416	$378,495
Amgen, Inc.	1,791	357,717
Gilead Sciences, Inc.	3,816	264,678

		1,000,890

Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	953	49,670
CVS Health Corp.	3,920	231,986
Sonic Healthcare Ltd.	1,123	21,317

		302,973

Pharmaceuticals – 3.7%
AstraZeneca PLC	3,918	343,863
Bristol-Myers Squibb Co.	7,002	413,538
GlaxoSmithKline PLC	14,900	300,673
Merck & Co., Inc.	7,647	585,454
Novartis AG	6,416	539,735
Orion Oyj – Class B	366	14,607
Pfizer, Inc.	16,520	552,098
Roche Holding AG	2,098	674,577
Sanofi	3,671	342,379

		3,766,924

		5,070,787

Consumer Staples – 3.8%
Beverages – 1.2%
Coca-Cola Amatil Ltd.	910	6,854
Coca-Cola Co. (The)	12,133	648,994
PepsiCo, Inc.	4,176	551,357

		1,207,205

Food & Staples Retailing – 0.2%
ICA Gruppen AB	221	8,275
Koninklijke Ahold Delhaize NV	3,305	77,212
Walgreens Boots Alliance, Inc.	2,332	106,712

		192,199

Food Products – 0.3%
Archer-Daniels-Midland Co.	1,752	65,963
Campbell Soup Co.	567	25,583
General Mills, Inc.	1,837	90,013
JM Smucker Co. (The)	333	34,296
Kellogg Co.	746	45,111
Mowi ASA	1,219	25,824
Orkla ASA	3,037	25,831

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WH Group Ltd.(a)	32,164	$33,753

		346,374

Household Products – 1.0%
Kimberly-Clark Corp.	1,011	132,633
Procter & Gamble Co. (The)	7,475	846,394

		979,027

Personal Products – 0.4%
Unilever NV	4,383	231,411
Unilever PLC	3,334	179,235

		410,646

Tobacco – 0.7%
Altria Group, Inc.	5,658	228,413
Imperial Brands PLC	2,864	57,859
Japan Tobacco, Inc.	4,023	79,535
Philip Morris International, Inc.	4,647	380,450

		746,257

		3,881,708

Energy – 3.8%
Oil, Gas & Consumable Fuels – 3.8%
BP PLC (Sponsored ADR)	12,496	391,000
Chevron Corp.	4,172	389,414
Exxon Mobil Corp.	20,030	1,030,343
Galp Energia SGPS SA	1,479	20,402
Inter Pipeline Ltd.	1,172	17,341
Keyera Corp.	628	15,075
LUKOIL PJSC (Sponsored ADR)	4,511	389,480
Marathon Petroleum Corp.	1,931	91,568
Pembina Pipeline Corp.	1,654	59,580
Phillips 66	1,363	102,034
Royal Dutch Shell PLC (ADR)	8,357	367,959
TC Energy Corp.	2,759	143,803
TOTAL SA	17,109	739,491
Valero Energy Corp.	1,221	80,891

		3,838,381

Financials – 3.0%
Banks – 1.1%
AIB Group PLC	3,328	7,766
Bank Leumi Le-Israel BM	4,410	28,506
Bank of Nova Scotia (The)	3,567	186,608
Bendigo & Adelaide Bank Ltd.	950	5,736
BOC Hong Kong Holdings Ltd.	13,616	47,652
Canadian Imperial Bank of Commerce	1,314	100,010
Citizens Financial Group, Inc.	1,331	42,179
Comerica, Inc.	460	24,214

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

DBS Group Holdings Ltd.	5,678	$99,275
Fifth Third Bancorp	2,124	51,826
Hang Seng Bank Ltd.	2,276	48,002
Huntington Bancshares, Inc./OH	3,026	37,129
KeyCorp	2,916	47,677
Oversea-Chinese Banking Corp., Ltd.	9,958	76,657
People’s United Financial, Inc.	1,562	21,852
Regions Financial Corp.	2,792	37,748
Seven Bank Ltd.	4,511	11,864
Truist Financial Corp.	4,018	185,391
United Overseas Bank Ltd.	3,897	69,556

		1,129,648

Capital Markets – 0.3%
3i Group PLC	3,114	40,990
Amundi SA(a)	201	14,443
ASX Ltd.	578	28,236
CI Financial Corp.	833	13,833
Eaton Vance Corp.	346	14,276
Franklin Resources, Inc.	883	19,214
IGM Financial, Inc.	469	12,506
Invesco Ltd.	1,148	16,531
Magellan Financial Group Ltd.	381	14,095
Schroders PLC	389	14,471
Singapore Exchange Ltd.	2,352	14,524
St. James’s Place PLC	1,530	20,286
Standard Life Aberdeen PLC	7,459	26,736

		250,141

Insurance – 1.6%
Admiral Group PLC	789	21,655
Allianz SE	1,268	276,234
American Financial Group, Inc./OH	233	21,534
Assicurazioni Generali SpA	3,289	59,371
Aviva PLC	11,449	52,442
Baloise Holding AG	135	21,830
CNP Assurances	728	11,441
Dai-ichi Life Holdings, Inc.	3,117	42,274
Direct Line Insurance Group PLC	3,771	15,032
Fidelity National Financial, Inc.	850	32,946
Gjensidige Forsikring ASA	332	6,747
Great-West Lifeco, Inc.	789	18,557
Hannover Rueck SE	177	32,049
iA Financial Corp., Inc.	313	14,899
Insurance Australia Group Ltd.	7,404	31,158
Legal & General Group PLC	18,086	61,273
Manulife Financial Corp.	5,552	93,316
Mapfre SA	5,140	11,561
Medibank Pvt Ltd.	9,393	17,547

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

MS&AD Insurance Group Holdings, Inc.	1,324	$42,678
Power Corp. of Canada	1,967	43,480
Principal Financial Group, Inc.	832	36,932
Prudential PLC	7,599	126,329
Sampo Oyj – Class A	1,393	56,921
SCOR SE	637	23,070
Sompo Holdings, Inc.	982	36,293
Sun Life Financial, Inc.	1,728	74,656
Swiss Life Holding AG	104	47,748
T&D Holdings, Inc.	1,609	15,610
Tokio Marine Holdings, Inc.	2,008	107,304
Tryg A/S	382	10,718
Zurich Insurance Group AG	435	168,446

		1,632,051

		3,011,840

Industrials – 2.6%
Aerospace & Defense – 0.4%
BAE Systems PLC	9,204	72,804
Lockheed Martin Corp.	766	283,321
Meggitt PLC	1,917	13,500
Singapore Technologies Engineering Ltd.	4,564	13,825

		383,450

Air Freight & Logistics – 0.3%
Deutsche Post AG	2,898	87,224
Kuehne & Nagel International AG	149	21,811
United Parcel Service, Inc. – Class B	2,062	186,590

		295,625

Airlines – 0.0%
easyJet PLC	769	11,101
Japan Airlines Co., Ltd.	472	11,616
Qantas Airways Ltd.	1,389	5,080

		27,797

Building Products – 0.1%
Cie de Saint-Gobain	1,700	60,026

Commercial Services & Supplies – 0.0%
G4S PLC	5,012	11,098

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA(e)	775	23,109
Bouygues SA	769	30,421
CIMIC Group Ltd.	302	4,755
HOCHTIEF AG	110	10,975
Taisei Corp.	591	20,039
Vinci SA	1,664	168,143

		257,442

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 0.4%
Eaton Corp. PLC	1,254	$113,763
Emerson Electric Co.	1,840	117,962
Schneider Electric SE	1,832	186,130

		417,855

Industrial Conglomerates – 0.6%
3M Co.	1,721	256,842
CK Hutchison Holdings Ltd.	7,998	70,703
NWS Holdings Ltd.	3,555	4,393
Siemens AG	2,257	232,181
Smiths Group PLC	1,149	22,896

		587,015

Machinery – 0.3%
Amada Holdings Co., Ltd.	608	5,669
ANDRITZ AG	226	7,998
Cummins, Inc.	453	68,534
GEA Group AG	456	12,202
JTEKT Corp.	574	5,537
Komatsu Ltd.	2,703	54,008
Kone Oyj – Class B	957	54,207
Metso Oyj	351	11,422
NGK Insulators Ltd.	449	7,051
NSK Ltd.	736	5,569
PACCAR, Inc.	1,001	66,967
SKF AB – Class B	1,360	24,046
Sumitomo Heavy Industries Ltd.	238	5,135
Wartsila Oyj Abp	1,353	14,146
Weir Group PLC (The)	759	12,820

		355,311

Professional Services – 0.1%
Adecco Group AG	457	24,476
Randstad NV	437	22,515
SGS SA	15	37,464

		84,455

Road & Rail – 0.0%
Aurizon Holdings Ltd.	7,064	22,489
ComfortDelGro Corp., Ltd.	4,289	6,081

		28,570

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	4,005	90,759

Transportation Infrastructure – 0.1%
Aena SME SA(a)	194	31,247
Auckland International Airport Ltd.	3,438	16,986
SATS Ltd.	1,926	5,623

		53,856

		2,653,259

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 2.3%
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	21,824	$768,641
BCE, Inc.	412	18,095
BT Group PLC	24,519	44,980
Elisa Oyj	374	21,543
Eutelsat Communications SA	851	11,499
HKT Trust & HKT Ltd. – Class SS	13,845	20,846
Nippon Telegraph & Telephone Corp.	4,050	94,486
Proximus SADP	422	10,480
Shaw Communications, Inc. – Class B	1,222	21,149
Singapore Telecommunications Ltd.	24,215	52,472
Spark New Zealand Ltd.	4,368	12,426
Swisscom AG	81	43,236
Telenor ASA	2,329	37,733
TELUS Corp.	540	19,488
Verizon Communications, Inc.	12,353	669,038

		1,846,112

Media – 0.2%
Interpublic Group of Cos., Inc. (The)	1,152	24,607
ITV PLC	9,763	14,837
Omnicom Group, Inc.	636	44,062
Publicis Groupe SA	674	26,211
WPP PLC	3,495	33,580

		143,297

Wireless Telecommunication Services – 0.3%
KDDI Corp.	5,143	145,308
NTT DOCOMO, Inc.	3,831	103,701
Rogers Communications, Inc. – Class B	1,052	48,209

		297,218

		2,286,627

Utilities – 2.0%
Electric Utilities – 1.3%
Alliant Energy Corp.	771	40,185
American Electric Power Co., Inc.	1,461	130,409
CK Infrastructure Holdings Ltd.	1,906	13,115
CLP Holdings Ltd.	4,847	51,216
Duke Energy Corp.	2,206	202,290
Edison International	1,032	69,340
EDP – Energias de Portugal SA	8,217	38,363
Endesa SA	924	23,776
Eversource Energy	1,004	86,806
Fortis, Inc./Canada	1,320	53,420
Fortum Oyj(e)	1,298	27,720
Iberdrola SA	17,704	202,679
OGE Energy Corp.	531	20,231

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pinnacle West Capital Corp.	325	$29,084
Power Assets Holdings Ltd.	4,254	30,516
PPL Corp.	2,227	66,832
Red Electrica Corp. SA	1,264	24,159
SSE PLC	3,196	62,834
Terna Rete Elettrica Nazionale SpA	3,992	26,390
Xcel Energy, Inc.	1,545	96,284

		1,295,649

Gas Utilities – 0.1%
Enagas SA	661	17,151
Snam SpA	5,799	28,754

		45,905

Multi-Utilities – 0.6%
Ameren Corp.	770	60,830
CMS Energy Corp.	840	50,753
Consolidated Edison, Inc.	969	76,377
DTE Energy Co.	525	58,627
National Grid PLC	10,276	129,536
Public Service Enterprise Group, Inc.	1,476	75,734
Sempra Energy	803	112,243
WEC Energy Group, Inc.	935	86,328

		650,428

		1,991,982

Information Technology – 1.7%
Communications Equipment – 0.5%
Cisco Systems, Inc.	12,786	510,545

Electronic Equipment, Instruments & Components – 0.0%
Venture Corp., Ltd.	580	6,991

IT Services – 0.4%
International Business Machines Corp.	2,652	345,158
Paychex, Inc.	986	76,395
Western Union Co. (The) – Class W	1,349	30,204

		451,757

Semiconductors & Semiconductor Equipment – 0.5%
ASM Pacific Technology Ltd.	467	5,648
Broadcom, Inc.	1,189	324,145
Maxim Integrated Products, Inc.	811	45,108
Tokyo Electron Ltd.	459	95,890

		470,791

Software – 0.0%
Micro Focus International PLC	991	9,438

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 0.3%
Canon, Inc.	2,971	$74,772
HP, Inc.	4,440	92,308
Konica Minolta, Inc.	1,030	5,636
NetApp, Inc.	695	32,470
Seagate Technology PLC	691	33,134
Seiko Epson Corp.	937	13,136

		251,456

		1,700,978

Consumer Discretionary – 1.4%
Auto Components – 0.4%
Aisin Seiki Co., Ltd.	468	15,053
Autoliv, Inc.	239	15,948
Bridgestone Corp.	1,824	60,449
Cie Generale des Etablissements Michelin SCA – Class B	590	63,228
Continental AG	318	36,366
Denso Corp.	1,253	48,208
Faurecia SE	299	13,673
Magna International, Inc. – Class A (Canada)	917	41,736
NGK Spark Plug Co., Ltd.	713	11,576
Nokian Renkaat Oyj	454	11,818
Sumitomo Electric Industries Ltd.	2,180	25,732
Sumitomo Rubber Industries Ltd.	1,132	11,747

		355,534

Automobiles – 0.3%
Bayerische Motoren Werke AG	961	63,409
Bayerische Motoren Werke AG (Preference Shares)	226	11,718
General Motors Co.	3,873	118,126
Nissan Motor Co., Ltd.	6,548	28,064
Subaru Corp.	1,867	45,188
Yamaha Motor Co., Ltd.	819	12,928

		279,433

Distributors – 0.0%
Genuine Parts Co.	411	35,856

Hotels, Restaurants & Leisure – 0.3%
Carnival Corp.	1,203	40,252
Carnival PLC	508	16,068
Crown Resorts Ltd.	789	5,265
Darden Restaurants, Inc.	344	33,540
Flight Centre Travel Group Ltd.	234	5,019
Flutter Entertainment PLC	227	24,139
GVC Holdings PLC	1,688	17,355
Las Vegas Sands Corp.	1,041	60,701

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sands China Ltd.	7,638	$36,613
Sodexo SA	281	27,159
TUI AG	1,289	10,170

		276,281

Household Durables – 0.2%
Barratt Developments PLC	2,752	27,166
Electrolux AB – Class B	683	13,821
Iida Group Holdings Co., Ltd.	405	5,473
Leggett & Platt, Inc.	342	13,564
Nikon Corp.	533	5,444
Persimmon PLC	933	34,495
Sekisui House Ltd.	2,060	40,408
Taylor Wimpey PLC	9,380	24,769
Whirlpool Corp.	189	24,165

		189,305

Multiline Retail – 0.1%
Harvey Norman Holdings Ltd.	2,317	5,663
Kohl’s Corp.	565	22,120
Next PLC	435	34,285
Wesfarmers Ltd.	3,413	91,348

		153,416

Specialty Retail – 0.1%
Industria de Diseno Textil SA	3,153	98,370
Kingfisher PLC	6,591	16,171

		114,541

Textiles, Apparel & Luxury Goods – 0.0%
Hanesbrands, Inc.	1,118	14,802
Swatch Group AG (The) (REG)	263	11,378
Yue Yuen Industrial Holdings Ltd.	2,299	5,579

		31,759

		1,436,125

Materials – 1.2%
Chemicals – 0.6%
BASF SE	2,787	164,946
Covestro AG(a)	563	21,815
Daicel Corp.	1,406	12,078
Dow, Inc.	2,207	89,185
Eastman Chemical Co.	404	24,850
EMS-Chemie Holding AG	24	14,089
Evonik Industries AG	582	14,567
JSR Corp.	418	7,267
Kuraray Co., Ltd.	558	5,802
LyondellBasell Industries NV – Class A	793	56,668
Mitsubishi Chemical Holdings Corp.	3,747	25,050
Mitsubishi Gas Chemical Co., Inc.	442	6,613

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mitsui Chemicals, Inc.	573	$12,335
Nitto Denko Corp.	452	22,475
Nutrien Ltd.	1,632	65,961
Solvay SA	230	20,989
Sumitomo Chemical Co., Ltd.	4,361	15,892
Tosoh Corp.	486	6,577

		587,159

Construction Materials – 0.0%
Boral Ltd.	1,983	5,919

Containers & Packaging – 0.1%
AMCOR PLC	4,597	42,844
International Paper Co.	1,063	39,288
Packaging Corp. of America	273	24,739
Smurfit Kappa Group PLC	652	21,966

		128,837

Metals & Mining – 0.4%
Anglo American PLC	3,046	71,665
Boliden AB	801	16,822
Fortescue Metals Group Ltd.	4,494	30,017
Nippon Steel Corp.	2,335	26,137
Rio Tinto Ltd.	1,222	70,222
Rio Tinto PLC	3,416	160,824
voestalpine AG	195	4,246

		379,933

Paper & Forest Products – 0.1%
Mondi PLC	1,416	28,759
Stora Enso Oyj – Class R	1,697	20,111
UPM-Kymmene Oyj	1,579	48,589

		97,459

		1,199,307

Real Estate – 0.4%
Real Estate Management & Development – 0.4%
Aroundtown SA	3,652	31,728
CK Asset Holdings Ltd.	7,557	48,236
Daito Trust Construction Co., Ltd.	260	26,444
Daiwa House Industry Co., Ltd.	1,637	45,175
First Capital Real Estate Investment Trust	857	12,782
Hang Lung Properties Ltd.	6,171	13,698
Henderson Land Development Co., Ltd.	5,237	24,447
Hongkong Land Holdings Ltd.	3,411	16,915
New World Development Co., Ltd.	16,979	22,246
Sino Land Co., Ltd.	10,511	14,501
Sun Hung Kai Properties Ltd.	4,563	65,951
Swire Properties Ltd.	2,406	7,241

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Swiss Prime Site AG(e)	242	$29,199
Wharf Real Estate Investment Co., Ltd.	3,510	16,169

		374,732

Total Common Stocks (cost $27,894,621)		27,445,726

PREFERRED STOCKS – 6.0%
Real Estate – 6.0%
Diversified REITs – 1.2%
Armada Hoffler Properties, Inc. Series A 6.75%	6,200	170,438
Colony Capital, Inc. Series H 7.125%	8,400	185,640
Colony Capital, Inc. Series I 7.15%	3,025	66,701
Colony Capital, Inc. Series J 7.125%	2,500	55,025
Gladstone Commercial Corp. Series E 6.625%	10,250	264,553
Global Net Lease, Inc. Series A 7.25%	5,900	149,801
Global Net Lease, Inc. Series B 6.875%	3,550	89,009
Investors Real Estate Trust Series C 6.625%	1,675	43,131
PS Business Parks, Inc. Series Z 4.875%	1,600	39,344
Spirit Realty Capital, Inc. Series A 6.00%	6,800	173,944
Vornado Realty Trust Series K 5.70%	1,600	40,256

		1,277,842

Hotel & Resort REITs – 1.2%
Ashford Hospitality Trust, Inc. Series F 7.375%	9,475	186,847

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ashford Hospitality Trust, Inc. Series G 7.375%	1,000	$19,110
Hersha Hospitality Trust Series C 6.875%	1,000	24,600
Hersha Hospitality Trust Series E 6.50%	12,600	306,180
Pebblebrook Hotel Trust Series C 6.50%	2,600	61,620
Pebblebrook Hotel Trust Series F 6.30%	5,600	129,976
Summit Hotel Properties, Inc. Series E 6.25%	10,500	251,790
Sunstone Hotel Investors, Inc. Series E 6.95%	4,000	102,640
Sunstone Hotel Investors, Inc. Series F 6.45%	6,300	159,705

		1,242,468

Industrial REITs – 0.5%
Monmouth Real Estate Investment Corp. Series C 6.125%	9,500	232,370
Rexford Industrial Realty, Inc. Series A 5.875%	2,250	56,407
Rexford Industrial Realty, Inc. Series B 5.875%	6,850	174,675
Rexford Industrial Realty, Inc. Series C 5.625%	4,000	100,400

		563,852

Office REITs – 0.2%
City Office REIT, Inc. Series A 6.625%	1,600	40,896
SL Green Realty Corp. Series I 6.50%	7,100	181,831

		222,727

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (discontinued) – 0.1%
Urstadt Biddle Properties, Inc. Series K 5.875%	2,500	$63,000

Real Estate Operating Companies – 0.3%
Brookfield Property Partners LP Series A2 6.375%	12,000	297,480

Residential REITs – 0.5%
American Homes 4 Rent Series D 6.50%	400	10,364
American Homes 4 Rent Series F 5.875%	5,350	137,014
UMH Properties, Inc. Series C 6.75%	11,200	279,216
UMH Properties, Inc. Series D 6.375%	2,000	46,920

		473,514

Retail REITs – 1.6%
Brookfield Property REIT, Inc. Series A 6.375%	11,025	276,176
Cedar Realty Trust, Inc. Series C 6.50%	9,475	218,115
Saul Centers, Inc. Series D 6.125%	10,000	253,000
SITE Centers Corp. Series A 6.375%	15,800	416,172
Taubman Centers, Inc. Series J 6.50%	7,050	178,083
Urstadt Biddle Properties, Inc. Series H 6.25%	9,375	250,118

		1,591,664

Specialized REITs – 0.4%
Digital Realty Trust, Inc. Series L 5.20%	10,650	266,463

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

National Storage Affiliates Trust Series A 6.00%	3,000	$80,400
QTS Realty Trust, Inc. Series A 7.125%	1,000	26,770

		373,633

Total Preferred Stocks (cost $6,126,122)		6,106,180

INVESTMENT COMPANIES – 5.2%
Funds and Investment Trusts – 5.2%(i)
C-Tracks ETNs based on Performance of the Miller/Howard MLP Fundamental Index	66,050	643,215
Dorsey Wright MLP Index ETNs	18,250	641,852
VanEck Vectors Mortgage REIT Income ETF	67,142	1,519,423
Vanguard Global ex-U.S. Real Estate ETF	22,621	1,224,701
Vanguard Real Estate ETF	14,666	1,280,782

Total Investment Companies (cost $5,751,851)		5,309,973

RIGHTS – 0.0%
Industrials – 0.0%
Construction & Engineering – 0.0%
ACS Actividades de Construccion y Servicios SA, expiring 03/03/2020(e) (cost $377)	775	341

	Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 0.1%
Financial Institutions – 0.1%
Insurance – 0.1%
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(a)(j) (cost $90,357)	$90	76,501

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(i)(k)(l) (cost $3,196,323)	3,196,323	$3,196,323

Total Investments – 101.7% (cost $98,690,135)		102,685,427
Other assets less liabilities – (1.7)%		(1,701,566)

Net Assets – 100.0%		$100,983,861

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Amsterdam Index Futures	1	March 2020	$119,026	$(19,843)
DAX Index Futures	1	March 2020	326,189	(42,877)
Euro STOXX 50 Index Futures	10	March 2020	365,849	(46,850)
Euro-CAC40 10 Futures	6	March 2020	351,487	(50,879)
FTSE 100 Index Futures	6	March 2020	502,231	(52,756)
FTSE/MIB Index Futures	1	March 2020	121,578	(7,947)
IBEX 35 Index Futures	1	March 2020	95,970	(14,268)
MSCI Singapore Index ETS Futures	13	March 2020	321,103	(16,872)
OMXS 30 Index Futures	15	March 2020	260,879	(34,889)
S&P 500 E-Mini Futures	48	March 2020	7,082,640	(712,758)
S&P TSX 60 Index Futures	1	March 2020	144,712	(13,203)
SPI 200 Futures	1	March 2020	103,808	(6,777)
TOPIX Index Futures	4	March 2020	556,091	(49,063)
U.S. T-Note 10 Yr (CBT) Futures	74	June 2020	9,971,500	165,088

Sold Contracts
10 Yr Australian Bond Futures	18	March 2020	1,755,353	(22,810)
10 Yr Canadian Bond Futures	9	June 2020	956,960	(7,858)
Euro-Bund Futures	1	March 2020	195,907	(5,730)
Hang Seng Index Futures	1	March 2020	167,864	3,088
Long Gilt Futures	4	June 2020	694,412	(4,466)
S&P 500 E-Mini Futures	5	March 2020	737,775	74,288
S&P/TSX 60 Index Futures	5	March 2020	723,561	23,510
SPI 200 Futures	1	March 2020	103,809	2,368

				$(841,504)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	COP	156,502	USD	47	03/19/2020	$2,307
Bank of America, NA	RUB	20,035	USD	314	03/16/2020	15,714
Bank of America, NA	BRL	1,969	USD	438	03/03/2020	(2,622)
Bank of America, NA	USD	245	NZD	384	03/19/2020	(5,273)
Bank of America, NA	USD	465	BRL	1,969	03/03/2020	(24,296)
Barclays Bank PLC	CNY	823	USD	117	05/21/2020	(190)
Barclays Bank PLC	EUR	653	USD	728	04/08/2020	5,082
Barclays Bank PLC	EUR	514	USD	564	04/08/2020	(4,748)
Barclays Bank PLC	USD	498	CAD	666	03/27/2020	(2,047)
Barclays Bank PLC	USD	806	AUD	1,194	03/26/2020	(28,123)
Barclays Bank PLC	USD	399	CNY	2,798	05/21/2020	1,216
Barclays Bank PLC	USD	513	NOK	4,824	03/12/2020	(760)
Barclays Bank PLC	USD	241	TWD	7,175	05/21/2020	(1,470)
Barclays Bank PLC	USD	176	PHP	8,941	03/12/2020	(1,010)
Barclays Bank PLC	USD	678	RUB	41,925	03/16/2020	(52,743)
Barclays Bank PLC	USD	633	INR	45,569	04/23/2020	(7,264)
Barclays Bank PLC	USD	131	CLP	106,864	03/19/2020	(138)
BNP Paribas SA	THB	8,300	USD	274	03/19/2020	11,362
BNP Paribas SA	AUD	1,560	USD	1,071	03/26/2020	53,777
BNP Paribas SA	CAD	986	USD	744	03/27/2020	9,126
BNP Paribas SA	USD	1,272	CAD	1,673	03/27/2020	(25,960)
Citibank, NA	COP	582,741	USD	171	03/19/2020	5,375
Citibank, NA	HUF	356,210	USD	1,203	03/26/2020	39,290
Citibank, NA	BRL	5,042	USD	1,149	04/02/2020	23,608
Citibank, NA	BRL	5,042	USD	1,121	03/03/2020	(6,717)
Citibank, NA	BRL	1,482	USD	339	03/03/2020	7,650
Citibank, NA	USD	329	BRL	1,482	03/03/2020	1,974
Citibank, NA	USD	1,151	BRL	5,042	03/03/2020	(23,396)
Credit Suisse International	USD	903	SEK	8,824	03/12/2020	15,342
Credit Suisse International	USD	198	INR	14,217	04/23/2020	(2,964)
Deutsche Bank AG	PEN	2,712	USD	815	03/19/2020	30,521
Goldman Sachs Bank USA	JPY	98,208	USD	903	04/09/2020	(9,205)
Goldman Sachs Bank USA	RUB	9,882	USD	147	03/16/2020	(604)
Goldman Sachs Bank USA	USD	525	BRL	2,368	04/02/2020	3,381
Goldman Sachs Bank USA	USD	160	TWD	4,795	05/21/2020	18
Goldman Sachs Bank USA	USD	288	RUB	18,095	03/16/2020	(17,985)
HSBC Bank USA	CNY	5,248	USD	750	05/21/2020	(731)
HSBC Bank USA	USD	221	TRY	1,390	03/30/2020	(537)
JPMorgan Chase Bank, NA	KRW	260,316	USD	221	05/14/2020	3,756
JPMorgan Chase Bank, NA	JPY	72,857	USD	670	04/09/2020	(6,691)
JPMorgan Chase Bank, NA	PHP	10,293	USD	201	03/12/2020	(656)
JPMorgan Chase Bank, NA	SEK	6,389	USD	665	03/12/2020	(150)
JPMorgan Chase Bank, NA	USD	580	CHF	560	03/18/2020	610
JPMorgan Chase Bank, NA	USD	748	CNY	5,248	05/21/2020	2,280
JPMorgan Chase Bank, NA	USD	930	SEK	8,706	03/12/2020	(23,211)
JPMorgan Chase Bank, NA	USD	48	COP	156,502	03/19/2020	(3,546)
Morgan Stanley & Co., Inc.	CLP	672,819	USD	883	03/19/2020	59,881
Morgan Stanley & Co., Inc.	KRW	25,398	USD	21	05/14/2020	263
Morgan Stanley & Co., Inc.	NOK	12,009	USD	1,364	03/12/2020	87,644
Morgan Stanley & Co., Inc.	BRL	5,529	USD	1,313	03/03/2020	76,400

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	714	TRY	4,301	03/30/2020	$(33,374)
Morgan Stanley & Co., Inc.	USD	1,229	BRL	5,529	03/03/2020	7,366
Morgan Stanley & Co., Inc.	USD	322	CLP	249,847	03/19/2020	(16,812)
Morgan Stanley & Co., Inc.	USD	164	IDR	2,287,249	05/05/2020	(7,805)
State Street Bank & Trust Co.	JPY	23,210	USD	212	04/09/2020	(3,770)
State Street Bank & Trust Co.	CZK	8,703	USD	383	03/26/2020	4,945
State Street Bank & Trust Co.	ZAR	4,180	USD	266	04/08/2020	(352)
State Street Bank & Trust Co.	THB	3,311	USD	107	03/19/2020	1,927
State Street Bank & Trust Co.	SEK	2,822	USD	293	03/12/2020	(1,229)
State Street Bank & Trust Co.	SEK	4,164	USD	439	03/12/2020	5,052
State Street Bank & Trust Co.	NOK	1,629	USD	175	03/12/2020	1,680
State Street Bank & Trust Co.	PLN	1,462	USD	371	03/26/2020	(2,135)
State Street Bank & Trust Co.	TRY	1,115	USD	184	03/30/2020	7,419
State Street Bank & Trust Co.	AUD	1,583	USD	1,054	03/26/2020	22,470
State Street Bank & Trust Co.	EUR	424	USD	472	04/08/2020	3,318
State Street Bank & Trust Co.	CAD	556	USD	417	03/27/2020	2,509
State Street Bank & Trust Co.	CHF	1,414	USD	1,461	03/18/2020	(6,261)
State Street Bank & Trust Co.	NZD	603	USD	387	03/19/2020	10,465
State Street Bank & Trust Co.	EUR	296	USD	327	04/08/2020	(766)
State Street Bank & Trust Co.	GBP	200	USD	263	03/13/2020	6,388
State Street Bank & Trust Co.	USD	894	CHF	867	03/18/2020	4,502
State Street Bank & Trust Co.	USD	39	CAD	50	03/27/2020	(1,013)
State Street Bank & Trust Co.	USD	787	EUR	720	04/08/2020	9,133
State Street Bank & Trust Co.	USD	1,105	AUD	1,650	03/26/2020	(29,390)
State Street Bank & Trust Co.	USD	1,018	NZD	1,542	03/19/2020	(53,913)
State Street Bank & Trust Co.	USD	630	PLN	2,405	03/26/2020	(16,853)
State Street Bank & Trust Co.	USD	731	EUR	653	04/08/2020	(8,175)
State Street Bank & Trust Co.	USD	298	SEK	2,832	03/12/2020	(3,201)
State Street Bank & Trust Co.	USD	639	NOK	5,680	03/12/2020	(34,874)
State Street Bank & Trust Co.	USD	202	SEK	1,952	03/12/2020	880
State Street Bank & Trust Co.	USD	113	MXN	2,136	03/06/2020	(4,145)
State Street Bank & Trust Co.	USD	348	ZAR	5,083	04/08/2020	(23,633)
State Street Bank & Trust Co.	USD	384	CZK	8,703	03/26/2020	(6,371)
State Street Bank & Trust Co.	USD	618	JPY	67,825	04/09/2020	11,944
State Street Bank & Trust Co.	USD	245	HUF	75,412	03/26/2020	1,186
State Street Bank & Trust Co.	USD	436	HUF	132,702	03/26/2020	(2,542)
UBS AG	PHP	33,113	USD	650	03/12/2020	2,013
UBS AG	USD	607	MXN	11,577	03/06/2020	(18,871)

						$31,252

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(m)	Citibank, NA	110	EUR	3,550.00	March 2020	EUR	391	$2,953	$(3,076)
FTSE 100 Index(m)	Citibank, NA	20	GBP	6,950.00	March 2020	GBP	139	1,285	(1,481)
Nikkei 225 Index(m)	Goldman Sachs Bank USA	2,000	JPY	22,625.00	March 2020	JPY	45,250	1,669	(2,362)
S&P 500 Index(m)	Goldman Sachs International	800	USD	3,060.00	March 2020	USD	2,448	92,800	(92,800)

								$98,707	$(99,719)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(m)	Citibank, NA	110	EUR	3,375.00	March 2020	EUR	371	$19,148	$(18,849)
FTSE 100 Index(m)	Citibank, NA	20	GBP	6,600.00	March 2020	GBP	132	7,228	(6,937)
Nikkei 225 Index(m)	Goldman Sachs Bank USA	2,000	JPY	20,875.00	March 2020	JPY	41,750	13,351	(12,246)
S&P 500 Index(m)	Goldman Sachs International	800	USD	2,860.00	March 2020	USD	2,288	35,600	(35,600)

								$75,327	$(73,632)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)%	Quarterly	3.85%	USD	990	$(57,584)	$(87,563)	$29,979

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	2,810	06/17/24	1.760%	CPI#	Maturity	$(42,267)	$—	$(42,267)
USD	1,970	01/15/25	1.671%	CPI#	Maturity	(21,377)	—	(21,377)
USD	488	01/15/25	1.637%	CPI#	Maturity	(5,475)	—	(5,475)
USD	1,092	01/15/25	1.673%	CPI#	Maturity	(14,278)	—	(14,278)

						$(83,397)	$—	$(83,397)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

50 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	3,060	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$33,722	$—	$33,722
USD	820	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	16,527	—	16,527
USD	3,280	11/29/2024	3 Month LIBOR	1.535%	Quarterly/Semi-Annual	101,446	—	101,446
USD	1,230	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	35,292	—	35,292
USD	194	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	3,695	—	3,695
USD	436	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	9,546	—	9,546
SEK	1,810	11/13/2028	3 Month STIBOR	1.273%	Quarterly/Annual	18,049	—	18,049
CHF	680	11/13/2028	6 Month LIBOR	0.510%	Semi-Annual/ Annual	73,100	—	73,100
NZD	80	01/11/2029	3 Month BKBM	2.653%	Quarterly/Semi-Annual	6,667	—	6,667
NZD	410	05/07/2029	3 Month BKBM	2.193%	Quarterly/Semi-Annual	25,622	—	25,622
NOK	2,520	09/02/2029	6 Month NIBOR	1.520%	Semi-Annual/ Annual	(304)	—	(304)
USD	145	10/09/2029	3 Month LIBOR	1.476%	Quarterly/Semi-Annual	5,580	—	5,580
USD	145	10/09/2029	3 Month LIBOR	1.479%	Quarterly/Semi-Annual	5,622	—	5,622
NOK	1,000	10/28/2029	6 Month NIBOR	1.835%	Semi-Annual/ Annual	2,934	—	2,934
NOK	2,920	11/04/2029	6 Month NIBOR	1.861%	Semi-Annual/ Annual	9,295	—	9,295
NZD	1,790	12/17/2029	3 Month BKBM	1.730%	Quarterly/Semi-Annual	60,698	—	60,698
NZD	1,720	12/17/2029	3 Month BKBM	1.730%	Semi-Annual/ Quarterly	(58,252)	(58,161)	(91)
NZD	890	12/24/2029	3 Month BKBM	1.780%	Quarterly/Semi-Annual	32,714	—	32,714
SEK	10,660	01/09/2030	3 Month STIBOR	0.613%	Quarterly/Annual	39,162	—	39,162
SEK	5,170	01/09/2030	3 Month STIBOR	0.613%	Annual/ Quarterly	(18,965)	(18,060)	(905)
SEK	8,600	02/03/2030	3 Month STIBOR	0.459%	Quarterly/Annual	17,613	—	17,613
NOK	1,070	02/03/2030	6 Month NIBOR	1.753%	Semi-Annual/ Annual	2,347	—	2,347

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
NOK	540	02/03/2030	6 Month NIBOR	1.753%	Annual/ Semi-Annual	$(1,181)	$(927)	$(254)
CHF	240	02/03/2030	6 Month LIBOR	(0.368)%	Semi-Annual/ Annual	4,568	(1)	4,569
NOK	920	02/07/2030	6 Month NIBOR	1.805%	Semi-Annual/ Annual	2,522	—	2,522
NOK	920	02/07/2030	6 Month NIBOR	1.805%	Annual/ Semi-Annual	(2,518)	(2,075)	(443)
CHF	360	02/07/2030	6 Month LIBOR	(0.332)%	Semi-Annual/ Annual	8,285	—	8,285

						$433,786	$(79,224)	$513,010

52 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at February 29, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	6.66%	USD	8	$(656)	$(795)	$139
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	70	(5,738)	(8,975)	3,237
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	81	(6,641)	(7,926)	1,285
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	3	(246)	(301)	55
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	54	(4,422)	(5,423)	1,001

Sale Contracts
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	138	(11,313)	(17,046)	5,733
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	4	(328)	(497)	169
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	149	(12,203)	(21,494)	9,291
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	69	(5,656)	(6,553)	897
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	7	(574)	(894)	320
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	6.66	USD	26	(2,132)	(3,320)	1,188

						$(49,909)	$(73,224)	$23,315

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,653	09/20/2020	2.263%	CPI	#	Maturity	$(23,692)	$—	$(23,692)
Barclays Bank PLC	USD	1,685	10/15/2020	2.208%	CPI	#	Maturity	(21,860)	—	(21,860)
Barclays Bank PLC	USD	847	10/15/2020	2.210%	CPI	#	Maturity	(11,273)	—	(11,273)
Citibank, NA	USD	1,230	10/17/2020	2.220%	CPI	#	Maturity	(16,382)	—	(16,382)
JPMorgan Chase Bank, NA	USD	1,501	08/30/2020	2.210%	CPI	#	Maturity	(19,312)	—	(19,312)
JPMorgan Chase Bank, NA	USD	1,650	07/15/2024	2.165%	CPI	#	Maturity	(59,730)	—	(59,730)

								$(152,249)	$—	$(152,249)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	195	10/09/2029	1.120%	SIFMA	*	Quarterly	$(5,766)	$—	$(5,766)
Citibank, NA	USD	195	10/09/2029	1.125%	SIFMA	*	Quarterly	(5,867)	—	(5,867)

								$(11,633)	$—	$(11,633)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received		Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC Swiss Marketing Index Future	0.00%	Maturity	CHF	320	03/20/2020	$25,563
Swiss Marketing Index Future	0.00%	Maturity	CHF	215	03/20/2020	19,353

						$44,916

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, the aggregate market value of these securities amounted to $5,436,604 or 5.4% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of February 29, 2020 and the aggregate market value of this security amounted to $50,000 or 0.05% of net assets.

(c)	When-Issued or delayed delivery security.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of February 29, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	$209,799	$202,514	0.20%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A 7.75%, 12/01/2044	12/07/2017	100,000	91,605	0.09%

(e)	Non-income producing security.

(f)	Defaulted matured security.

(g)	Illiquid security.

(h)	Defaulted.

(i)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 29, 2020.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	One contract relates to 1 share.

As of February 29, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.9% and 0.0%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

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PORTFOLIO OF INVESTMENTS (continued)

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CPI – Consumer Price Index

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

ETN – Exchange Traded Note

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NATL – National Interstate Corporation

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

February 29, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $95,493,812)	$99,489,104
Affiliated issuers (cost $3,196,323)	3,196,323
Cash	77,272
Cash collateral due from broker	1,751,308
Foreign currencies, at value (cost $136,904)	136,520
Unaffiliated interest and dividends receivable	880,953
Unrealized appreciation on forward currency exchange contracts	559,774
Receivable for investment securities sold	319,084
Receivable for newly entered centrally cleared interest rate swaps	80,615
Unrealized appreciation on total return swaps	44,916
Receivable for shares of beneficial interest sold	32,468
Affiliated dividends receivable	5,891
Other assets	2,507

Total assets	106,576,735

Liabilities
Options written, at value (premiums received $174,034)	173,351
Payable for investment securities purchased and foreign currency transactions	2,756,615
Payable for terminated total return swaps	860,150
Payable for shares of beneficial interest redeemed	714,877
Unrealized depreciation on forward currency exchange contracts	528,522
Unrealized depreciation on inflation swaps	152,249
Payable for variation margin on futures	139,910
Market value on credit default swaps (net premiums received $73,224)	49,909
Advisory fee payable	21,227
Payable for variation margin on centrally cleared swaps	19,884
Distribution fee payable	16,960
Unrealized depreciation on interest rate swaps	11,633
Transfer Agent fee payable	5,996
Trustees’ fees payable	5,674
Accrued expenses and other liabilities	135,917

Total liabilities	5,592,874

Net Assets	$100,983,861

Composition of Net Assets
Shares of beneficial interest, at par	$82
Additional paid-in capital	98,325,968
Distributable earnings	2,657,811

$100,983,861

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$63,636,557	5,158,574	$12.34	*

C	$5,089,758	404,738	$12.58

Advisor	$32,257,546	2,610,731	$12.36

*	The maximum offering price per share for Class A shares was $12.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (unaudited)

Investment Income
Interest	$1,082,247
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $22,346)	1,007,933
Affiliated issuers	19,464	$2,109,644

Expenses
Advisory fee (see Note B)	291,153
Distribution fee—Class A	82,851
Distribution fee—Class B	992
Distribution fee—Class C	27,109
Transfer agency—Class A	25,784
Transfer agency—Class B	112
Transfer agency—Class C	2,207
Transfer agency—Advisor Class	13,215
Custodian	82,855
Audit and tax	38,283
Registration fees	29,263
Legal	19,741
Printing	19,582
Trustees’ fees	11,671
Miscellaneous	17,950

Total expenses	662,768
Less: expenses waived and reimbursed by the Adviser (see Note B)	(160,922)

Net expenses		501,846

Net investment income		1,607,798

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		26,539
Forward currency exchange contracts		240,837
Futures		1,084,180
Options written		(629,229)
Swaps		(590,693)
Foreign currency transactions		102,747
Net change in unrealized appreciation/depreciation of:
Investments(b)		(801,987)
Forward currency exchange contracts		(50,022)
Futures		(926,782)
Options written		(171,397)
Swaps		152,446
Foreign currency denominated assets and liabilities		108,206

Net loss on investment and foreign currency transactions		(1,455,155)

Net Increase in Net Assets from Operations		$152,643

(a)	Net of foreign capital gains taxes of $14.

(b)	Net of increase in accrued foreign capital gains taxes of $5,780.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,607,798	$3,024,235
Net realized gain on investment and foreign currency transactions	234,381	1,008,470
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,689,536)	2,904,806

Net increase in net assets from operations	152,643	6,937,511
Distributions to Shareholders
Class A	(2,221,710)	(4,034,999)
Class B	(1,897)	(29,949)
Class C	(157,824)	(347,801)
Advisor Class	(1,175,084)	(2,148,472)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	177,214	(8,588,886)

Total decrease	(3,226,658)	(8,212,596)
Net Assets
Beginning of period	104,210,519	112,423,115

End of period	$100,983,861	$104,210,519

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

February 29, 2020 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$60,321,448		$	– 0	–	$60,321,448
Short-Term Municipal Notes		– 0	–	228,935			– 0	–	228,935
Common Stocks:
Health Care		2,833,636		2,237,151			– 0	–	5,070,787
Consumer Staples		3,164,194		717,514			– 0	–	3,881,708
Energy		3,078,488		759,893			– 0	–	3,838,381
Financials		1,147,314		1,864,526			– 0	–	3,011,840
Industrials		1,093,979		1,559,280			– 0	–	2,653,259
Communication Services		1,624,788		661,839			– 0	–	2,286,627
Utilities		1,315,773		676,209			– 0	–	1,991,982
Information Technology		1,489,467		211,511			– 0	–	1,700,978
Consumer Discretionary		446,449		989,676			– 0	–	1,436,125
Materials		343,535		855,772			– 0	–	1,199,307
Real Estate		12,782		361,950			– 0	–	374,732
Preferred Stocks		6,106,180		– 0	–		– 0	–	6,106,180
Investment Companies		5,309,973		– 0	–		– 0	–	5,309,973
Rights		341		– 0	–		– 0	–	341
Corporates — Non-Investment Grade		– 0	–	76,501			– 0	–	76,501
Short-Term Investments		3,196,323		– 0	–		– 0	–	3,196,323

Total Investments in Securities		31,163,222		71,522,205			– 0	–	102,685,427
Other Financial Instruments(a):
Assets:
Futures		262,886		5,456			– 0	–	268,342	(b)
Forward Currency Exchange Contracts		– 0	–	559,774			– 0	–	559,774
Centrally Cleared Interest Rate Swaps		– 0	–	515,006			– 0	–	515,006	(b)
Total Return Swaps		– 0	–	44,916			– 0	–	44,916
Liabilities:
Futures		(766,826)		(343,020)			– 0	–	(1,109,846	)(b)
Forward Currency Exchange Contracts		– 0	–	(528,522)			– 0	–	(528,522)
Call Options Written		– 0	–	(99,719)			– 0	–	(99,719)
Put Options Written		– 0	–	(73,632)			– 0	–	(73,632)
Centrally Cleared Credit Default Swaps		– 0	–	(57,584)			– 0	–	(57,584	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(83,397)			– 0	–	(83,397	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(81,220)			– 0	–	(81,220	)(b)
Credit Default Swaps		– 0	–	(49,909)			– 0	–	(49,909)
Inflation (CPI) Swaps		– 0	–	(152,249)			– 0	–	(152,249)
Interest Rate Swaps		– 0	–	(11,633)			– 0	–	(11,633)

Total		$30,659,282		$71,166,472		$	– 0	–	$101,825,754	(c)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

The amount of $9,657,601 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of the daily average net assets for the Class A, Class C and Advisor Class shares, respectively. For the six months ended February 29, 2020, such reimbursement amounted to $159,723. The Expense Caps will remain in effect through December 31, 2020.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $19,695 for the six months ended February 29, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares.

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The Distributor has advised the Fund that it has retained front-end sales charges of $615 from the sale of Class A shares and received $92 and $64 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2020, such waiver amounted to $1,199.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2020 is as follows:

Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/29/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,371	$19,359	$18,534	$3,196	$19

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares

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and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$19,145,912		$15,669,193
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$9,075,543
Gross unrealized depreciation	(5,525,879)

Net unrealized appreciation	$3,549,664

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 29, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 29, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could

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result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended February 29, 2020, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

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the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 29, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps

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entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 29, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 29, 2020, the Fund held total return swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 29, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$165,088	*	Receivable/Payable for variation margin on futures	$40,864	*

Equity contracts	Receivable/Payable for variation margin on futures	103,254	*	Receivable/Payable for variation margin on futures	1,068,982	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	29,979	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	515,007	*	Receivable/Payable for variation margin on centrally cleared swaps	85,394	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$559,774	Unrealized depreciation on forward currency exchange contracts	$528,522

Equity contracts			Options written, at value	173,351
Interest rate contracts			Unrealized depreciation on interest rate swaps	11,633

Interest rate contracts			Unrealized depreciation on inflation swaps	152,249

Credit contracts			Market value on credit default swaps	49,909

Equity contracts	Unrealized appreciation on total return swaps	44,916

Total		$1,418,018		$2,110,904

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$104,714	$142,890

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	979,466	(1,069,672)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$240,837	$(50,022)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(629,229)	(171,397)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	64,928	70,043

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	13,569	37,487

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(669,190)	44,916

Total		$105,095	$(995,755)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 29, 2020:

Futures:
Average notional amount of buy contracts	$20,309,248
Average notional amount of sale contracts	$6,140,132
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,021,495
Average principal amount of sale contracts	$22,682,150
Options Written:
Average notional amount	$21,818,670
Interest Rate Swaps:
Average notional amount	$489,585	(a)
Inflation Swaps:
Average notional amount	$10,760,000

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Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,363,864
Centrally Cleared Inflation Swaps:
Average notional amount	$4,442,857
Credit Default Swaps:
Average notional amount of sale contracts	$609,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$990,000	(b)
Total Return Swaps:
Average notional amount	$36,727,848

(a)	Positions were open for five months during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 29, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$18,021	$(18,021)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	6,298	(6,298)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	74,265	(25,960)	– 0	–	– 0	–	48,305
Citibank, NA	77,897	(77,897)	– 0	–	– 0	–	– 0	–
Credit Suisse International	15,342	(15,342)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	30,521	– 0	–	– 0	–	– 0	–	30,521
Goldman Sachs Bank USA/Goldman Sachs International	3,399	(3,399)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	6,646	(6,646)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	276,470	(57,991)	– 0	–	– 0	–	218,479
State Street Bank & Trust Co.	93,818	(93,818)	– 0	–	– 0	–	– 0	–
UBS AG	2,013	(2,013)	– 0	–	– 0	–	– 0	–

Total	$604,690	$(307,385)	$	– 0	–	$	– 0	–	$297,305	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$32,191	$(18,021)	$	– 0	–	$	– 0	–	$14,170
Barclays Bank PLC	155,318	(6,298)	– 0	–	– 0	–	149,020
BNP Paribas SA	25,960	(25,960)	– 0	–	– 0	–	– 0	–
Citibank, NA	88,471	(77,897)	– 0	–	– 0	–	10,574
Citigroup Global Markets, Inc.	6,394	– 0	–	– 0	–	– 0	–	6,394
Credit Suisse International	25,914	(15,342)	– 0	–	– 0	–	10,572
Goldman Sachs Bank USA/Goldman Sachs International	191,367	(3,399)	(187,968)	– 0	–	– 0	–
HSBC Bank USA	1,268	– 0	–	– 0	–	– 0	–	1,268
JPMorgan Chase Bank, NA	113,296	(6,646)	(106,650)	– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	57,991	(57,991)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	198,623	(93,818)	– 0	–	– 0	–	104,805
UBS AG	18,871	(2,013)	– 0	–	– 0	–	16,858

Total	$915,664	$(307,385)	$(294,618)	$	– 0	–	$313,661	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019

Class A
Shares sold	180,703	98,859	$2,358,082	$1,184,752

Shares issued in reinvestment of dividends and distributions	151,683	303,032	1,959,271	3,579,464

Shares converted from Class B	42,297	7,222	546,700	88,478

Shares converted from Class C	31,993	137,933	412,475	1,720,815

Shares redeemed	(347,033)	(884,188)	(4,487,262)	(10,679,260)

Net increase (decrease)	59,643	(337,142)	$789,266	$(4,105,751)

Class B
Shares sold	225	3,036	$2,968	$38,131

Shares issued in reinvestment of dividends and distributions	133	2,326	1,757	27,985

Shares converted to Class A	(41,244)	(7,049)	(546,700)	(88,478)

Shares redeemed	(314)	(4,521)	(4,148)	(55,632)

Net decrease	(41,200)	(6,208)	$(546,123)	$(77,994)

Class C
Shares sold	16,402	39,486	$216,141	$489,541

Shares issued in reinvestment of dividends and distributions	10,623	26,440	139,801	316,063

Shares converted to Class A	(31,402)	(135,523)	(412,475)	(1,720,815)

Shares redeemed	(17,352)	(76,278)	(228,594)	(962,037)

Net decrease	(21,729)	(145,875)	$(285,127)	$(1,877,248)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Advisor Class
Shares sold	310,477	395,600	$4,024,048	$4,802,530

Shares issued in reinvestment of dividends and distributions	70,454	152,930	911,605	1,807,364

Shares redeemed	(366,268)	(745,910)	(4,716,455)	(9,137,787)

Net increase (decrease)	14,663	(197,380)	$219,198	$(2,527,893)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or

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NOTES TO FINANCIAL STATEMENTS (continued)

facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$5,393,455	$4,653,335
Long-term capital gains	829,397	6,716,865

Total taxable distributions	$6,222,852	$11,370,200
Tax-exempt distributions	338,369	3,033,397

Total distributions paid	$6,561,221	$14,403,597

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NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,888,647	(a)
Accumulated capital and other losses	(613,946	)(b)
Unrealized appreciation/(depreciation)	4,786,983	(c)

Total accumulated earnings/(deficit)	$6,061,684

(a)	Includes tax-exempt income of $1,534,409.

(b)	As of August 31, 2019, the Fund had a net capital loss carryforward of $606,565. As of August 31, 2019, the cumulative deferred loss on straddles was $7,381.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund had a net short-term capital loss carryforward of $606,565, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.75	$ 12.68	$ 13.93	$ 13.20	$ 13.32	$ 14.13

Income From Investment Operations

Net investment income(a)(b)	.19	.35	.36	.34	†	.17	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	.49	(.01)	.65	.37	(.49)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.03	.84	.35	.99	.54	(.30)

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.37)	(.69)	(.19)	(.21)	(.06)

Distributions from net realized gain on investment transactions	– 0	–	(.40)	(.91)	(.07)	(.45)	(.45)

Total dividends and distributions	(.44)	(.77)	(1.60)	(.26)	(.66)	(.51)

Net asset value, end of period	$ 12.34	$ 12.75	$ 12.68	$ 13.93	$ 13.20	$ 13.32

Total Return

Total investment return based on net asset value(d)*	.09%	7.22%	2.54	%+	7.64	%†+	4.19%	(2.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 63,636	$ 64,994	$ 68,946	$ 77,486	$ 73,526	$ 79,242

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.99	%^	.99%	.99%	1.08%	1.13%	1.13%

Expenses, before waivers/reimbursements(e)(f)‡	1.29	%^	1.35%	1.31%	1.25%	1.19%	1.18%

Net investment income(b)	3.00	%^	2.85%	2.77%	2.57	%†	1.31%	1.39%

Portfolio turnover rate	16%	22%	50%	85%	25%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.11%	.16%	.17%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.98	$ 12.90	$ 13.93	$ 13.19	$ 13.30	$ 14.17

Income From Investment Operations

Net investment income(a)(b)	.15	.26	.27	.23	†	.07	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	.49	(.02)	.66	.37	(.50)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.02)	.75	.25	.89	.44	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.27)	(.37)	(.08)	(.10)	(.01)

Distributions from net realized gain on investment transactions	– 0	–	(.40)	(.91)	(.07)	(.45)	(.45)

Total dividends and distributions	(.38)	(.67)	(1.28)	(.15)	(.55)	(.46)

Net asset value, end of period	$ 12.58	$ 12.98	$ 12.90	$ 13.93	$ 13.19	$ 13.30

Total Return

Total investment return based on net asset value(d)*	(.23)%	6.33%	1.83	%+	6.82	%†+	3.40%	(2.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 5,090	$ 5,537	$ 7,383	$ 11,986	$ 24,955	$ 27,177

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.74	%^	1.74%	1.74%	1.86%	1.89%	1.88%

Expenses, before waivers/reimbursements(e)(f)‡	2.05	%^	2.10%	2.05%	1.99%	1.94%	1.94%

Net investment income(b)	2.25	%^	2.11%	2.02%	1.72	%†	.56%	.63%

Portfolio turnover rate	16%	22%	50%	85%	25%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.11%	.16%	.17%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 12.77	$ 12.70	$ 13.96	$ 13.24	$ 13.36	$ 14.16

Income From Investment Operations

Net investment income(a)(b)	.21	.38	.39	.37	†	.20	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	.49	.00	(c)	.64	.38	(.49)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.04	.87	.39	1.01	.58	(.27)

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.40)	(.74)	(.22)	(.25)	(.08)

Distributions from net realized gain on investment transactions	– 0	–	(.40)	(.91)	(.07)	(.45)	(.45)

Total dividends and distributions	(.45)	(.80)	(1.65)	(.29)	(.70)	(.53)

Net asset value, end of period	$ 12.36	$ 12.77	$ 12.70	$ 13.96	$ 13.24	$ 13.36

Total Return

Total investment return based on net asset value(d)*	.21%	7.48%	2.95%	7.84	%†+	4.48%	(1.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 32,258	$ 33,141	$ 35,479	$ 39,646	$ 39,382	$ 40,917

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.74	%^	.74%	.74%	.84%	.89%	.88%

Expenses, before waivers/reimbursements(e)(f)‡	1.04	%^	1.10%	1.06%	1.00%	.94%	.94%

Net investment income(b)	3.25	%^	3.10%	3.02%	2.81	%†	1.55%	1.61%

Portfolio turnover rate	16%	22%	50%	85%	25%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.11%	.16%	.17%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to .04%.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
		2019	2018	2017	2016	2015
Class A
Net of waivers/reimbursements	N/A	N/A	.99%	N/A	N/A	N/A
Before waivers	N/A	N/A	1.30%	N/A	N/A	N/A

Class C
Net of waivers	N/A	N/A	1.74%	N/A	N/A	N/A
Before waivers	N/A	N/A	2.04%	N/A	N/A	N/A

Advisor Class
Net of waivers	N/A	N/A	.74%	N/A	N/A	N/A
Before waivers	N/A	N/A	1.05%	N/A	N/A	N/A

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015 by .01%, .01%, .02% and .05%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (formerly AB Tax-Managed Balanced Wealth Strategy) (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class

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actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0152-0220

FEB    02.29.20

SEMI-ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

April 13, 2020

This report provides management’s discussion of fund performance for AB Tax-Managed Wealth Appreciation Strategy for the semi-annual reporting period ended February 29, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	0.06%	2.28%

Class C Shares	-0.28%	1.56%

Advisor Class Shares[1]	0.24%	2.58%

MSCI ACWI (net)	1.13%	3.89%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 29, 2020.

For both periods, all share classes underperformed the benchmark, before sales charges. During the six-month period, small-cap equities across the world continued to underperform as investors sought the lower risk profile of large-cap equities in this volatile period. The Fund’s overweight to this segment of the market detracted, relative to the benchmark, as did its underweight to emerging markets, which outperformed. Weaker stock selection among US equities was only partially offset by positive stock selection in international and emerging-market equities.

During the 12-month period, the Fund’s allocation to smaller cap equities, both in the US and outside of the US, detracted from performance. In addition, stock selection was a detractor, especially within US large-cap equities, US small-cap equities and non-US small-cap equities. Stronger stock selection in international large-cap equities and emerging markets helped improve the relative performance somewhat.

The Fund did not use derivatives during either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities rose modestly during the six-month period ended February 29, 2020, as the economic impact of the novel coronavirus, which causes the disease known as COVID-19, took a toll on global markets and pared back earlier double-digit gains. Equity markets experienced heightened volatility, and global economic weakness persisted throughout the early part of the period. The overall outlook for investors was balanced by a potential resolution to the US-China trade dispute and supportive monetary policy from the US Federal Reserve (the “Fed”) and global central banks, as well as improving economic data. The much-anticipated phase-one US-China trade accord and strong corporate earnings sparked a rally that sent global markets higher; however, the onset of COVID-19 touched off increased volatility as investors struggled to discern the severity of its impact. Markets rose to all-time highs in mid-February, buoyed by the belief that the fallout from the coronavirus outbreak would be short-lived. Early efforts to contain the virus outside of China proved ineffective and, as it spread across the globe, manufacturing production and worldwide supply chains suffered, causing markets to retract dramatically. Global equity markets declined dramatically at the end of the period, including the US. Emerging-market countries more closely tied to commodities, such as Brazil, Chile, Russia and South Africa, faced outsized pressure. For the most part, growth stocks continued to outperform value over the entire period, and large-cap stocks outperformed their small-cap peers.

Global fixed-income markets advanced over the six-month period. Long-dated developed-market treasuries were robust performers, given their interest-rate sensitivity, even as yields trended higher in September before beginning to fall in January. US interest rates fell near record lows in February as COVID-19 impacted trade and market expectations, which drove oil prices sharply lower. Investment-grade corporate bonds outperformed in the US and globally, along with global high-yield bonds and securitized assets, while US high-yield and emerging-market sovereigns posted positive results but trailed the overall global fixed-income market. The Fed lowered interest rates two times during the period and increased its balance sheet to manage liquidity in the repurchase-agreement market. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates, and the Japanese government implemented a significant fiscal stimulus program in December. China announced substantive monetary and fiscal measures to combat the economic impact from the coronavirus, while central bankers and governments signaled more monetary and fiscal measures to boost economic growth in the wake of declining trade, disrupted supply chains and resulting industry headwinds.

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Growing turmoil from the spread of the coronavirus, and the potential for an enduring and significant adverse impact on global economies, have driven a sharp increase in volatility across markets and a strong flight to quality. The Adviser will continue to monitor the evolving situation and its impact on client portfolios closely.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB Tax-Managed International Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that

(continued on next page)

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historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB Tax-Managed International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB Tax-Managed International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.28%	-2.06%

5 Years	4.62%	3.72%

10 Years	7.35%	6.89%

CLASS C SHARES

1 Year	1.56%	0.58%

5 Years	3.85%	3.85%

10 Years	6.56%	6.56%

ADVISOR CLASS SHARES[1]

1 Year	2.58%	2.58%

5 Years	4.89%	4.89%

10 Years	7.63%	7.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.13% and 1.13% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.02%, 1.77% and 0.77% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.93%

5 Years	0.73%

10 Years	4.56%

CLASS C SHARES

1 Year	-14.74%

5 Years	0.84%

10 Years	4.26%

ADVISOR CLASS SHARES[1]

1 Year	-13.03%

5 Years	1.86%

10 Years	5.30%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-17.93%

5 Years	-0.87%

10 Years	3.54%

CLASS C SHARES

1 Year	-15.56%

5 Years	-0.53%

10 Years	3.44%

ADVISOR CLASS SHARES[1]

1 Year	-14.13%

5 Years	0.17%

10 Years	4.20%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-9.17%

5 Years	0.53%

10 Years	3.57%

CLASS C SHARES

1 Year	-7.96%

5 Years	0.67%

10 Years	3.35%

ADVISOR CLASS SHARES[1]

1 Year	-6.79%

5 Years	1.38%

10 Years	4.15%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,000.60	$3.13	0.63%	$5.07	1.02%
Hypothetical**	$1,000	$1,021.73	$3.17	0.63%	$5.12	1.02%
Class C
Actual	$1,000	$997.20	$6.85	1.38%	$8.79	1.77%
Hypothetical**	$1,000	$1,018.00	$6.92	1.38%	$8.87	1.77%
Advisor Class
Actual	$1,000	$1,002.40	$1.89	0.38%	$3.83	0.77%
Hypothetical**	$1,000	$1,022.97	$1.91	0.38%	$3.87	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO SUMMARY

February 29, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $677.2

1

All data are as of February 29, 2020. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

14 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

February 29, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.1%
Information Technology – 12.7%
Communications Equipment – 0.6%
Cisco Systems, Inc.	98,241	$3,922,763
F5 Networks, Inc.(a)	4,994	599,030

		4,521,793

Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	22,267	2,543,337

IT Services – 2.5%
Automatic Data Processing, Inc.	16,103	2,491,778
Fidelity National Information Services, Inc.	20,021	2,797,334
PayPal Holdings, Inc.(a)	21,834	2,357,854
Visa, Inc. – Class A	50,990	9,267,942

		16,914,908

Semiconductors & Semiconductor Equipment – 2.0%
Broadcom, Inc.	12,149	3,312,060
Intel Corp.	41,446	2,301,082
KLA Corp.	13,521	2,078,313
Texas Instruments, Inc.	34,825	3,974,926
Xilinx, Inc.	20,402	1,703,363

		13,369,744

Software – 5.1%
Adobe, Inc.(a)	10,165	3,508,145
Check Point Software Technologies Ltd.(a)	14,948	1,551,602
Citrix Systems, Inc.	14,592	1,508,667
Microsoft Corp.	140,991	22,841,952
Oracle Corp.	76,069	3,762,373
VMware, Inc. – Class A(a)	12,324	1,485,288

		34,658,027

Technology Hardware, Storage & Peripherals – 2.1%
Apple, Inc.	51,172	13,988,378
Xerox Holdings Corp.(a)	9,720	312,984

		14,301,362

		86,309,171

Health Care – 7.9%
Biotechnology – 0.9%
Gilead Sciences, Inc.	412	28,577
Regeneron Pharmaceuticals, Inc.(a)	5,818	2,586,508
Vertex Pharmaceuticals, Inc.(a)	14,597	3,270,166

		5,885,251

Health Care Equipment & Supplies – 1.3%
Edwards Lifesciences Corp.(a)	16,513	3,382,523
Intuitive Surgical, Inc.(a)	2,145	1,145,344
Medtronic PLC	45,885	4,619,243

		9,147,110

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.9%
Anthem, Inc.	15,728	$4,043,511
UnitedHealth Group, Inc.	33,510	8,543,710

		12,587,221

Pharmaceuticals – 3.8%
Johnson & Johnson	35,479	4,771,216
Merck & Co., Inc.	45,791	3,505,759
Novo Nordisk A/S (Sponsored ADR)	41,912	2,436,345
Pfizer, Inc.	153,987	5,146,245
Roche Holding AG (Sponsored ADR)	141,173	5,631,391
Zoetis, Inc.	31,748	4,229,786

		25,720,742

		53,340,324

Financials – 7.5%
Banks – 4.1%
Bank of America Corp.	266,733	7,601,890
Citigroup, Inc.	68,462	4,344,599
JPMorgan Chase & Co.	66,180	7,684,160
PNC Financial Services Group, Inc. (The)	17,226	2,177,366
Wells Fargo & Co.	140,959	5,758,175

		27,566,190

Capital Markets – 0.7%
Goldman Sachs Group, Inc. (The)	21,828	4,382,408
S&P Global, Inc.	1,777	472,522

		4,854,930

Consumer Finance – 0.3%
Capital One Financial Corp.	4,640	409,526
Synchrony Financial	45,614	1,327,368

		1,736,894

Diversified Financial Services – 0.8%
Berkshire Hathaway, Inc. – Class B(a)	26,690	5,507,215

Insurance – 1.6%
Everest Re Group Ltd.	7,351	1,822,166
Fidelity National Financial, Inc.	44,919	1,741,060
Progressive Corp. (The)	69,595	5,091,570
Reinsurance Group of America, Inc. – Class A	19,398	2,367,138

		11,021,934

		50,687,163

Communication Services – 6.2%
Diversified Telecommunication Services – 1.6%
Comcast Corp. – Class A	169,983	6,872,413
Verizon Communications, Inc.	77,507	4,197,779

		11,070,192

Entertainment – 0.5%
Electronic Arts, Inc.(a)	27,876	2,825,790
Walt Disney Co. (The)	6,142	722,606

		3,548,396

16 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 3.9%
Alphabet, Inc. – Class A(a)	1,325	$1,774,506
Alphabet, Inc. – Class C(a)	10,349	13,860,726
Facebook, Inc. – Class A(a)	55,403	10,663,416

		26,298,648

Wireless Telecommunication Services – 0.2%
T-Mobile US, Inc.(a)	13,565	1,223,020

		42,140,256

Consumer Discretionary – 6.0%
Auto Components – 0.5%
Magna International, Inc. – Class A (United States)	70,533	3,231,822

Hotels, Restaurants & Leisure – 0.4%
Starbucks Corp.	30,847	2,419,330

Internet & Direct Marketing Retail – 1.1%
Amazon.com, Inc.(a)	2,715	5,114,381
Booking Holdings, Inc.(a)	1,382	2,343,402

		7,457,783

Multiline Retail – 0.4%
Dollar General Corp.	20,266	3,045,980

Specialty Retail – 2.9%
AutoZone, Inc.(a)	4,111	4,244,649
Home Depot, Inc. (The)	32,636	7,109,426
Ross Stores, Inc.	30,682	3,337,588
TJX Cos., Inc. (The)	81,830	4,893,434

		19,585,097

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. – Class B	54,249	4,848,776

		40,588,788

Consumer Staples – 3.2%
Beverages – 0.7%
PepsiCo, Inc.	37,887	5,002,221

Food & Staples Retailing – 1.6%
Costco Wholesale Corp.	11,926	3,352,876
US Foods Holding Corp.(a)	61,821	2,079,658
Walmart, Inc.	48,765	5,251,015

		10,683,549

Household Products – 0.8%
Procter & Gamble Co. (The)	49,573	5,613,151

Tobacco – 0.1%
Altria Group, Inc.	13,858	559,447

		21,858,368

Industrials – 2.7%
Aerospace & Defense – 0.9%
Boeing Co. (The)	1,672	459,984

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

L3Harris Technologies, Inc.	11,851	$2,343,298
Raytheon Co.	16,970	3,199,863

		6,003,145

Airlines – 0.4%
Delta Air Lines, Inc.	62,110	2,865,134

Electrical Equipment – 0.3%
Eaton Corp. PLC	26,762	2,427,849

Industrial Conglomerates – 0.7%
Honeywell International, Inc.	27,975	4,536,706

Road & Rail – 0.4%
Norfolk Southern Corp.	14,678	2,676,533

		18,509,367

Real Estate – 2.4%
Equity Real Estate Investment Trusts (REITs) – 1.9%
American Campus Communities, Inc.	21,200	920,928
Americold Realty Trust	23,891	732,737
CubeSmart	106,772	3,231,988
Mid-America Apartment Communities, Inc.	49,988	6,461,449
Regency Centers Corp.	31,006	1,780,985

		13,128,087

Real Estate Management & Development – 0.5%
CBRE Group, Inc. – Class A(a)	52,942	2,972,164

		16,100,251

Energy – 1.8%
Oil, Gas & Consumable Fuels – 1.8%
Chevron Corp.	38,168	3,562,601
EOG Resources, Inc.	51,215	3,239,861
Phillips 66	14,153	1,059,494
Royal Dutch Shell PLC (Sponsored ADR)	91,830	4,089,190

		11,951,146

Utilities – 1.4%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	63,212	5,642,303
Edison International	4,800	322,512
NextEra Energy, Inc.	11,011	2,783,140

		8,747,955

Multi-Utilities – 0.1%
NiSource, Inc.	28,586	772,394

		9,520,349

Materials – 0.3%
Chemicals – 0.3%
Westlake Chemical Corp.	34,381	1,920,867

Total Common Stocks (cost $254,706,653)		352,926,050

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 47.5%
Funds and Investment Trusts – 47.5%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z	1,502,638	$16,889,652
AB Trust – AB Discovery Value Fund – Class Z	892,171	14,908,171
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	4,071,911	40,230,483
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	12,126,763	136,304,812
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,770,402	18,111,215
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	750,071	19,779,364
Sanford C. Bernstein Fund, Inc. – Tax-Managed International Portfolio – Class Z	4,748,055	75,494,073

Total Investment Companies (cost $357,606,457)		321,717,770

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(b)(c)(d) (cost $1,927,726)	1,927,726	1,927,726

Total Investments – 99.9% (cost $614,240,836)		676,571,546
Other assets less liabilities – 0.1%		658,329

Net Assets – 100.0%		$677,229,875

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF ASSETS & LIABILITIES

February 29, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $254,706,653)	$352,926,050
Affiliated issuers (cost $359,534,183)	323,645,496
Foreign currencies, at value (cost $88,262)	88,477
Unaffiliated dividends receivable	745,573
Receivable for shares of beneficial interest sold	637,900
Affiliated dividends receivable	5,624
Other assets	54,353

Total assets	678,103,473

Liabilities
Payable for shares of beneficial interest redeemed	342,657
Payable for investment securities purchased	216,523
Advisory fee payable	165,348
Administrative fee payable	24,922
Distribution fee payable	10,775
Transfer Agent fee payable	8,496
Trustees’ fees payable	5,674
Accrued expenses and other liabilities	99,203

Total liabilities	873,598

Net Assets	$677,229,875

Composition of Net Assets
Shares of beneficial interest, at par	$451
Additional paid-in capital	606,925,309
Distributable earnings	70,304,115

$677,229,875

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$36,240,769	2,422,519	$14.96	*

C	$3,686,613	248,824	$14.82

Advisor	$637,302,493	42,434,352	$15.02

*	The maximum offering price per share for Class A shares was $15.62 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (unaudited)

Investment Income
Dividends
Affiliated issuers	$5,898,721
Unaffiliated issuers (net of foreign taxes withheld of $7,879)	3,469,899	$9,368,620

Expenses
Advisory fee (see Note B)	2,377,604
Distribution fee—Class A	48,911
Distribution fee—Class B	405
Distribution fee—Class C	21,887
Transfer agency—Class A	3,911
Transfer agency—Class B	23
Transfer agency—Class C	506
Transfer agency—Advisor Class	68,748
Custodian	69,795
Registration fees	36,388
Administrative	35,154
Audit and tax	30,703
Printing	24,847
Legal	21,132
Trustees’ fees	11,671
Miscellaneous	12,879

Total expenses	2,764,564
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,321,096)

Net expenses		1,443,468

Net investment income		7,925,152

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Affiliated Underlying Portfolios		404,260
Investment transactions		12,164,404
Foreign currency transactions		280
Net realized gain distributions from Affiliated Underlying Portfolios		1,582,338
Net change in unrealized appreciation/ depreciation of:
Affiliated Underlying Portfolios		(6,215,949)
Investments		(13,356,245)
Foreign currency denominated assets and liabilities		2,795

Net loss on investment and foreign currency transactions		(5,418,117)

Net Increase in Net Assets from Operations		$2,507,035

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,925,152	$10,467,373
Net realized gain on investment and foreign currency transactions	12,568,944	8,581,950
Net realized gain distributions from Affiliated Underlying Portfolios	1,582,338	9,693,095
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(19,569,399)	(40,040,456)

Net increase (decrease) in net assets from operations	2,507,035	(11,298,038)
Distributions to Shareholders
Class A	(1,818,152)	(1,777,744)
Class B	0	(8,422)
Class C	(169,302)	(213,875)
Advisor Class	(33,352,145)	(31,485,458)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	12,605,156	(6,400,248)

Total decrease	(20,227,408)	(51,183,785)
Net Assets
Beginning of period	697,457,283	748,641,068

End of period	$677,229,875	$697,457,283

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

February 29, 2020 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing

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NOTES TO FINANCIAL STATEMENTS (continued)

for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$352,926,050		$	– 0	–	$	– 0	–	$352,926,050
Investment Companies	321,717,770			– 0	–		– 0	–	321,717,770
Short-Term Investments	1,927,726			– 0	–		– 0	–	1,927,726

Total Investments in Securities	676,571,546			– 0	–		– 0	–	676,571,546
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$676,571,546		$	– 0	–	$	– 0	–	$676,571,546

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 29, 2020, the reimbursement for such services amounted to $35,154.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $45,301 for the six months ended February 29, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $404 from the sale of Class A shares and received $0 and $60 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund

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NOTES TO FINANCIAL STATEMENTS (continued)

fee and expense. For the six months ended February 29, 2020, such waiver amounted to $1,713.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2020. For the six months ended February 29, 2020, such waivers and/or reimbursements amounted to $1,319,383.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2020 is as follows:

Distributions
Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 2/29/20 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$1,352	$41,455	$40,879	$	– 0	–	$	– 0	–	$1,928	$28	$	– 0	–
AB Discovery Growth Fund, Inc.	16,962	1,032	500	23	(627)	16,890	– 0	–	1,032
AB Trust—AB Discovery Value Fund	15,797	738	– 0	–	– 0	–	(1,627)	14,908	189	550
Bernstein Fund, Inc.:
International Small Cap Portfolio	40,950	1,856	1,350	128	(1,354)	40,230	856	– 0	–
International Strategic Equities Portfolio	138,447	3,042	3,757	177	(1,604)	136,305	3,042	– 0	–
Small Cap Core Portfolio	18,641	97	– 0	–	– 0	–	(627)	18,111	97	– 0	–
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	18,767	373	– 0	–	– 0	–	639	19,779	373	– 0	–
Tax-Managed International Portfolio	78,445	1,314	3,325	76	(1,016)	75,494	1,314	– 0	–

Total	$404	$(6,216)	$323,645	$5,899	$1,582

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended February 29, 2020 amounted to $20,890, of which $1,036 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A

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NOTES TO FINANCIAL STATEMENTS (continued)

shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$74,002,962		$85,183,840
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$107,711,419
Gross unrealized depreciation	(45,380,709)

Net unrealized appreciation	$62,330,710

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 29, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 29, 2020 (unaudited)		Year Ended August 31, 2019	Six Months Ended February 29, 2020 (unaudited)		Year Ended August 31, 2019

Class A
Shares sold	16,144		81,069	$263,045		$1,183,304

Shares issued in reinvestment of dividends and distributions	99,483		110,466	1,626,540		1,538,797

Shares converted from Class B	13,839		2,433	230,023		37,863

Shares converted from Class C	29,044		277,857	462,018		4,443,991

Shares redeemed	(93,030)		(472,362)	(1,518,025)		(7,169,115)

Net increase (decrease)	65,480		(537)	$1,063,601		$34,840

Class B
Shares sold	6		1,049	$143		$16,050

Shares issued in reinvestment of dividends and distributions	– 0	–	604	– 0	–	8,407

Shares converted to Class A	(13,939)		(2,447)	(230,023)		(37,863)

Shares redeemed	– 0	–	(3,641)	– 0	–	(58,210)

Net decrease	(13,933)		(4,435)	$(229,880)		$(71,616)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019

Class C
Shares sold	3,990	109,190	$65,237	$1,741,768

Shares issued in reinvestment of dividends and distributions	9,401	13,741	152,481	189,763

Shares converted to Class A	(29,446)	(282,655)	(462,018)	(4,443,991)

Shares redeemed	(27,974)	(68,221)	(458,636)	(999,055)

Net decrease	(44,029)	(227,945)	$(702,936)	$(3,511,515)

Advisor Class
Shares sold	1,695,355	4,896,179	$27,996,626	$74,036,866

Shares issued in reinvestment of dividends and distributions	1,891,322	2,129,985	31,017,696	29,777,195

Shares redeemed	(2,831,063)	(6,917,866)	(46,539,951)	(106,666,018)

Net increase (decrease)	755,614	108,298	$12,474,371	$(2,851,957)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations

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NOTES TO FINANCIAL STATEMENTS (continued)

for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset

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NOTES TO FINANCIAL STATEMENTS (continued)

value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2020.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$8,819,847	$22,669,862
Net long-term capital gains	24,665,652	60,508,993

Total taxable distributions paid	$33,485,499	$83,178,855

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,288,855
Undistributed capital gains	18,605,549
Unrealized appreciation/(depreciation)	81,242,275	(a)

Total accumulated earnings/(deficit)	$103,136,679

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.66	$ 16.76	$ 16.85	$ 15.08	$ 15.41	$ 16.51

Income From Investment Operations

Net investment income(a)(b)	.16	.20	.18	.42	.17	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)	(.57)	1.78	1.78	.60	(.91)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.08	(.37)	1.96	2.20	.77	(.71)

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.16)	(.39)	(.29)	(.16)	(.25)

Distributions from net realized gain on investment transactions	(.45)	(.57)	(1.66)	(.14)	(.94)	(.14)

Total dividends and distributions	(.78)	(.73)	(2.05)	(.43)	(1.10)	(.39)

Net asset value, end of period	$ 14.96	$ 15.66	$ 16.76	$ 16.85	$ 15.08	$ 15.41

Total Return

Total investment return based on net asset value(d)*	.06%	(1.66)%	12.13%	14.98%	5.23%	(4.34)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,241	$36,908	$39,519	$39,479	$32,398	$34,813

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.63	%^	.63%	.62%	.88%	.93%	.93%

Expenses, before waivers/reimbursements(e)‡	.99	%^	.99%	1.00%	1.01%	1.01%	1.00%

Net investment income(b)	1.94	%^	1.30%	1.05%	2.70%	1.16%	1.24%

Portfolio turnover rate	10%	19%	25%	112%	47%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.39%	.40%	.23%	.23%	.23%

See footnote summary on page 40.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.44	$ 16.47	$ 16.55	$ 14.82	$ 15.15	$ 16.23

Income From Investment Operations

Net investment income(a)(b)	.10	.08	.05	.27	.06	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	(.54)	1.75	1.78	.59	(.87)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.01	(.46)	1.80	2.05	.65	(.80)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	– 0	–	(.22)	(.18)	(.04)	(.14)

Distributions from net realized gain on investment transactions	(.45)	(.57)	(1.66)	(.14)	(.94)	(.14)

Total dividends and distributions	(.63)	(.57)	(1.88)	(.32)	(.98)	(.28)

Net asset value, end of period	$ 14.82	$ 15.44	$ 16.47	$ 16.55	$ 14.82	$ 15.15

Total Return

Total investment return based on net asset value(d)*	(.28)%	(2.42)%	11.31%	14.09%	4.44%	(4.99)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,687	$4,522	$8,577	$9,373	$14,380	$16,102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.38	%^	1.38%	1.38%	1.65%	1.68%	1.68%

Expenses, before waivers/reimbursements(e)‡	1.74	%^	1.74%	1.75%	1.76%	1.76%	1.76%

Net investment income(b)	1.20	%^	.53%	.32%	1.78%	.42%	.47%

Portfolio turnover rate	10%	19%	25%	112%	47%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	% ^	.39%	.40%	.23%	.23%	.23%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.73	$ 16.84	$ 16.92	$ 15.14	$ 15.47	$ 16.58

Income From Investment Operations

Net investment income(a)(b)	.18	.24	.21	.45	.21	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	(.58)	1.80	1.80	.61	(.91)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.11	(.34)	2.01	2.25	.82	(.67)

Less: Dividends and Distributions

Dividends from net investment income	(.37)	(.20)	(.43)	(.33)	(.21)	(.30)

Distributions from net realized gain on investment transactions	(.45)	(.57)	(1.66)	(.14)	(.94)	(.14)

Total dividends and distributions	(.82)	(.77)	(2.09)	(.47)	(1.15)	(.44)

Net asset value, end of period	$ 15.02	$ 15.73	$ 16.84	$ 16.92	$ 15.14	$ 15.47

Total Return

Total investment return based on net asset value(d)*	.24%	(1.44	) %	12.41%	15.27%	5.50%	(4.10)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$637,302	$655,810	$700,240	$638,666	$639,602	$648,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.38	%^	.38%	.38%	.64%	.68%	.68%

Expenses, before waivers/reimbursements(e)‡	.74	%^	.74%	.75%	.76%	.76%	.76%

Net investment income(b)	2.19	%^	1.51%	1.28%	2.89%	1.41%	1.46%

Portfolio turnover rate	10%	19%	25%	112%	47%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.39%	.40%	.23%	.23%	.23%

See footnote summary on page 40.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 29, 2020 and the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .36% (annualized), .36%, .37% and ..12%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015 by .02%, .02%, .01% and .04%, respectively.

^	Annualized.

See notes to financial statements.

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Strategy’s portfolio.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

44 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

46 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

48 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 49

NOTES

50 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 51

NOTES

52 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0152-0220

FEB    02.29.20

SEMI-ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 13, 2020

This report provides management’s discussion of fund performance for AB Wealth Appreciation Strategy for the semi-annual reporting period ended February 29, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	0.14%	2.24%

Class C Shares	-0.23%	1.47%

Advisor Class Shares[1]	0.26%	2.49%

Class R Shares[1]	-0.09%	1.76%

Class K Shares[1]	0.05%	2.09%

Class I Shares[1]	0.27%	2.43%

MSCI ACWI (net)	1.13%	3.89%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 29, 2020.

For both periods, all share classes underperformed the benchmark, before sales charges. During the six-month period, small-cap equities across the world continued to underperform as investors sought the lower risk profile of large-cap equities in this volatile period. The Fund’s overweight to this segment of the market detracted, relative to the benchmark, as did its underweight to emerging markets, which outperformed. Weaker stock selection among US equities was only partially offset by positive stock selection in international and emerging-market equities.

During the 12-month period, the Fund’s allocation to smaller cap equities, both in the US and outside of the US, detracted from performance. In addition, stock selection was a detractor, especially within US large-cap equities, US small-cap equities and non-US small-cap equities. Stronger stock selection in international large-cap equities and emerging markets helped improve the relative performance somewhat.

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities rose modestly during the six-month period ended February 29, 2020, as the economic impact of the novel coronavirus, which causes the disease known as COVID-19, took a toll on global markets and pared back earlier double-digit gains. Equity markets experienced heightened volatility, and global economic weakness persisted throughout the early part of the period. The overall outlook for investors was balanced by a potential resolution to the US-China trade dispute and supportive monetary policy from the US Federal Reserve (the “Fed”) and global central banks, as well as improving economic data. The much-anticipated phase-one US-China trade accord and strong corporate earnings sparked a rally that sent global markets higher; however, the onset of COVID-19 touched off increased volatility as investors struggled to discern the severity of its impact. Markets rose to all-time highs in mid-February, buoyed by the belief that the fallout from the coronavirus outbreak would be short-lived. Early efforts to contain the virus outside of China proved ineffective and, as it spread across the globe, manufacturing production and worldwide supply chains suffered, causing markets to retract dramatically. Global equity markets declined dramatically at the end of the period, including the US. Emerging-market countries more closely tied to commodities, such as Brazil, Chile, Russia and South Africa, faced outsized pressure. For the most part, growth stocks continued to outperform value over the entire period, and large-cap stocks outperformed their small-cap peers.

Global fixed-income markets advanced over the six-month period. Long-dated developed-market treasuries were robust performers, given their interest-rate sensitivity, even as yields trended higher in September before beginning to fall in January. US interest rates fell near record lows in February as COVID-19 impacted trade and market expectations, which drove oil prices sharply lower. Investment-grade corporate bonds outperformed in the US and globally, along with global high-yield bonds and securitized assets, while US high-yield and emerging-market sovereigns posted positive results but trailed the overall global fixed-income market. The Fed lowered interest rates two times during the period and increased its balance sheet to manage liquidity in the repurchase-agreement market. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates, and the Japanese government implemented a significant fiscal stimulus program in December. China announced substantive monetary and fiscal measures to combat the economic impact from the coronavirus, while central bankers and governments signaled more monetary and fiscal measures to boost economic growth in the wake of declining trade, disrupted supply chains and resulting industry headwinds.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

Growing turmoil from the spread of the coronavirus, and the potential for an enduring and significant adverse impact on global economies, have driven a sharp increase in volatility across markets and a strong flight to quality. The Adviser will continue to monitor the evolving situation and its impact on client portfolios closely.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB Tax-Managed International Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that

(continued on next page)

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.24%	-2.11%

5 Years	4.38%	3.48%

10 Years	7.09%	6.62%

CLASS C SHARES

1 Year	1.47%	0.49%

5 Years	3.60%	3.60%

10 Years	6.30%	6.30%

ADVISOR CLASS SHARES[1]

1 Year	2.49%	2.49%

5 Years	4.65%	4.65%

10 Years	7.38%	7.38%

CLASS R SHARES[1]

1 Year	1.76%	1.76%

5 Years	3.91%	3.91%

10 Years	6.65%	6.65%

CLASS K SHARES[1]

1 Year	2.09%	2.09%

5 Years	4.24%	4.24%

10 Years	6.98%	6.98%

CLASS I SHARES[1]

1 Year	2.43%	2.43%

5 Years	4.58%	4.58%

10 Years	7.34%	7.34%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.16%, 1.16%, 1.86%, 1.55% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.04%, 1.80%, 0.79%, 1.50%, 1.19% and 0.86% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

[1]

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.86%

5 Years	0.49%

10 Years	4.30%

CLASS C SHARES

1 Year	-14.63%

5 Years	0.62%

10 Years	3.99%

ADVISOR CLASS SHARES[1]

1 Year	-12.92%

5 Years	1.64%

10 Years	5.04%

CLASS R SHARES[1]

1 Year	-13.55%

5 Years	0.92%

10 Years	4.32%

CLASS K SHARES[1]

1 Year	-13.24%

5 Years	1.25%

10 Years	4.65%

CLASS I SHARES[1]

1 Year	-13.01%

5 Years	1.57%

10 Years	4.99%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,001.40	$3.18	0.64%	$5.18	1.04%
Hypothetical**	$1,000	$1,021.68	$3.22	0.64%	$5.22	1.04%
Class C
Actual	$1,000	$997.70	$6.90	1.39%	$8.89	1.79%
Hypothetical**	$1,000	$1,017.95	$6.97	1.39%	$8.97	1.79%
Advisor Class
Actual	$1,000	$1,002.60	$1.94	0.39%	$3.93	0.79%
Hypothetical**	$1,000	$1,022.92	$1.96	0.39%	$3.97	0.79%
Class R
Actual	$1,000	$999.10	$5.42	1.09%	$7.41	1.49%
Hypothetical**	$1,000	$1,019.44	$5.47	1.09%	$7.47	1.49%
Class K
Actual	$1,000	$1,000.50	$3.88	0.78%	$5.87	1.18%
Hypothetical**	$1,000	$1,020.98	$3.92	0.78%	$5.92	1.18%
Class I
Actual	$1,000	$1,002.70	$2.24	0.45%	$4.23	0.85%
Hypothetical**	$1,000	$1,022.63	$2.26	0.45%	$4.27	0.85%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

February 29, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,186.9

1

All data are as of February 29, 2020. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

February 29, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 51.8%
Information Technology – 12.8%
Communications Equipment – 0.8%
Cisco Systems, Inc.	187,028	$7,468,028
F5 Networks, Inc.(a)	14,850	1,781,258

		9,249,286

Electronic Equipment, Instruments & Components – 0.3%
CDW Corp./DE	34,725	3,966,289

IT Services – 2.7%
Automatic Data Processing, Inc.	33,659	5,208,394
Fidelity National Information Services, Inc.	39,599	5,532,772
PayPal Holdings, Inc.(a)	50,267	5,428,333
Visa, Inc. – Class A	90,248	16,403,477

		32,572,976

Semiconductors & Semiconductor Equipment – 2.1%
Broadcom, Inc.	24,867	6,779,242
Intel Corp.	72,526	4,026,644
KLA Corp.	23,813	3,660,296
Texas Instruments, Inc.	69,653	7,950,193
Xilinx, Inc.	24,333	2,031,562

		24,447,937

Software – 5.0%
Adobe, Inc.(a)	11,367	3,922,979
Check Point Software Technologies Ltd.(a)	27,516	2,856,161
Citrix Systems, Inc.	27,636	2,857,286
Microsoft Corp.	248,581	40,272,608
Oracle Corp.	124,625	6,163,952
VMware, Inc. – Class A(a) (b)	23,617	2,846,321

		58,919,307

Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.	84,151	23,003,517

		152,159,312

Health Care – 7.8%
Biotechnology – 1.0%
Regeneron Pharmaceuticals, Inc.(a)	11,412	5,073,433
Vertex Pharmaceuticals, Inc.(a)	28,709	6,431,677

		11,505,110

Health Care Equipment & Supplies – 1.2%
Edwards Lifesciences Corp.(a)	24,435	5,005,266
Medtronic PLC	88,463	8,905,570

		13,910,836

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.8%
Anthem, Inc.	27,121	$6,972,538
UnitedHealth Group, Inc.	59,354	15,132,896

		22,105,434

Pharmaceuticals – 3.8%
Johnson & Johnson	66,240	8,907,955
Merck & Co., Inc.	74,345	5,691,853
Novo Nordisk A/S (Sponsored ADR)	56,569	3,288,356
Pfizer, Inc.	274,923	9,187,927
Roche Holding AG (Sponsored ADR)	258,336	10,305,023
Zoetis, Inc.	58,516	7,796,087
		45,177,201

		92,698,581

Financials – 7.0%
Banks – 4.1%
Bank of America Corp.	464,245	13,230,983
Citigroup, Inc.	141,603	8,986,126
JPMorgan Chase & Co.	98,071	11,387,024
PNC Financial Services Group, Inc. (The)	34,094	4,309,482
Wells Fargo & Co.	252,264	10,304,984

		48,218,599

Capital Markets – 0.6%
Goldman Sachs Group, Inc. (The)	36,593	7,346,776

Consumer Finance – 0.0%
Synchrony Financial	10,601	308,489

Diversified Financial Services – 0.9%
Berkshire Hathaway, Inc. – Class B(a)	51,789	10,686,142

Insurance – 1.4%
Everest Re Group Ltd.	5,351	1,326,406
Fidelity National Financial, Inc.	58,178	2,254,979
Progressive Corp. (The)	129,943	9,506,630
Reinsurance Group of America, Inc. – Class A	29,121	3,553,636
		16,641,651

		83,201,657

Communication Services – 6.3%
Diversified Telecommunication Services –1.8%
Comcast Corp. – Class A	320,323	12,950,659
Verizon Communications, Inc.	143,963	7,797,036

		20,747,695

Entertainment – 0.4%
Electronic Arts, Inc.(a)	52,313	5,302,969

Interactive Media & Services – 4.1%
Alphabet, Inc. – Class C(a)	22,656	30,343,860
Facebook, Inc. – Class A(a)	97,093	18,687,490
		49,031,350

		75,082,014

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 6.0%
Auto Components – 0.5%
Magna International, Inc. – Class A (United States)	125,574	$5,753,801

Hotels, Restaurants & Leisure – 0.5%
Starbucks Corp.	69,406	5,443,513

Internet & Direct Marketing Retail – 1.2%
Amazon.com, Inc.(a)	4,847	9,130,536
Booking Holdings, Inc.(a)	2,673	4,532,499

		13,663,035

Multiline Retail – 0.4%
Dollar General Corp.	34,600	5,200,380

Specialty Retail – 2.8%
AutoZone, Inc.(a)	7,577	7,823,328
Home Depot, Inc. (The)	54,533	11,879,469
Ross Stores, Inc.	47,922	5,212,955
TJX Cos., Inc. (The)	142,945	8,548,111

		33,463,863

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc.—Class B	84,024	7,510,065

		71,034,657

Consumer Staples – 3.2%
Beverages – 0.8%
PepsiCo, Inc.	73,312	9,679,383

Food & Staples Retailing – 1.5%
Costco Wholesale Corp.	17,227	4,843,199
US Foods Holding Corp.(a)	86,889	2,922,946
Walmart, Inc.	89,721	9,661,157

		17,427,302

Household Products – 0.8%
Procter & Gamble Co. (The)	85,822	9,717,625

Tobacco – 0.1%
Altria Group, Inc.	29,691	1,198,626

		38,022,936

Industrials – 2.8%
Aerospace & Defense – 0.9%
L3Harris Technologies, Inc.	22,383	4,425,790
Raytheon Co.	32,785	6,181,940

		10,607,730

Airlines – 0.5%
Delta Air Lines, Inc.	116,030	5,352,464

Electrical Equipment – 0.4%
Eaton Corp. PLC	56,798	5,152,715

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.7%
Honeywell International, Inc.	53,415	$8,662,310

Road & Rail – 0.3%
Norfolk Southern Corp.	17,479	3,187,296

		32,962,515

Real Estate – 2.5%
Equity Real Estate Investment Trusts (REITs) – 1.9%
American Campus Communities, Inc.	27,095	1,177,007
Americold Realty Trust	64,745	1,985,729
CubeSmart	187,110	5,663,820
Mid-America Apartment Communities, Inc.	74,097	9,577,778
Regency Centers Corp.	69,458	3,989,667

		22,394,001

Real Estate Management & Development –0.6%
CBRE Group, Inc.—Class A(a)	116,464	6,538,289

		28,932,290

Energy – 1.8%
Oil, Gas & Consumable Fuels – 1.8%
Chevron Corp.	70,584	6,588,311
EOG Resources, Inc.	93,330	5,904,056
Phillips 66	26,849	2,009,916
Royal Dutch Shell PLC (Sponsored ADR)(b)	162,057	7,216,398

		21,718,681

Utilities – 1.3%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	104,762	9,351,056
NextEra Energy, Inc.	21,788	5,507,135

		14,858,191

Materials – 0.3%
Chemicals – 0.3%
Westlake Chemical Corp.	65,812	3,676,916

Total Common Stocks (cost $520,397,287)		614,347,750

INVESTMENT COMPANIES – 48.1%
Funds and Investment Trusts – 48.1%(c) (d)
AB Discovery Growth Fund, Inc. – Class Z	2,779,895	31,246,014
AB Trust – AB Discovery Value Fund – Class Z	1,623,127	27,122,448
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	7,182,227	70,960,403
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	21,501,835	241,680,630
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	3,205,211	32,789,307

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,301,351	$34,316,627
Sanford C. Bernstein Fund, Inc. – International Portfolio – Class Z	8,738,198	133,432,278

Total Investment Companies (cost $637,151,292)		571,547,707

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(c)(d)(e) (cost $2,118,937)	2,118,937	2,118,937

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $1,159,667,516)		1,188,014,394

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.52%(c)(d)(e) (cost $7,333,079)	7,333,079	7,333,079

Total Investments – 100.7% (cost $1,167,000,595)		1,195,347,473
Other assets less liabilities – (0.7)%		(8,436,582)

Net Assets – 100.0%		$1,186,910,891

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 29, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $520,397,287)	$614,347,750	(a)
Affiliated issuers (cost $646,603,308—including investment of cash collateral for securities loaned of $7,333,079)	580,999,723
Foreign currencies, at value (cost $234,532)	237,997
Unaffiliated dividends receivable	1,267,826
Receivable for investment securities sold	614,334
Receivable for shares of beneficial interest sold	375,877
Affiliated dividends receivable	2,225
Other assets	61,838

Total assets	1,197,907,570

Liabilities
Payable for collateral received on securities loaned	7,333,079
Payable for investment securities purchased	1,742,922
Payable for shares of beneficial interest redeemed	1,303,467
Advisory fee payable	285,477
Distribution fee payable	90,712
Transfer Agent fee payable	64,413
Administrative fee payable	27,571
Trustees’ fees payable	5,674
Accrued expenses	143,364

Total liabilities	10,996,679

Net Assets	$1,186,910,891

Composition of Net Assets
Shares of beneficial interest, at par	$766
Additional paid-in capital	1,140,757,566
Distributable earnings	46,152,559

	$1,186,910,891

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$336,057,047	21,636,294	$15.53	*

C	$19,714,016	1,262,974	$15.61

Advisor	$819,473,584	52,936,159	$15.48

R	$1,650,937	106,651	$15.48

K	$9,624,081	623,606	$15.43

I	$391,226	25,246	$15.50

(a)	Includes securities on loan with a value of $9,087,461 (see Note E).

*	The maximum offering price per share for Class A shares was $16.22 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $19,166)	$6,321,130
Affiliated issuers	10,937,704
Securities lending income	2,849	$17,261,683

Expenses
Advisory fee (see Note B)	4,246,777
Distribution fee—Class A	460,023
Distribution fee—Class B	6,989
Distribution fee—Class C	114,122
Distribution fee—Class R	5,138
Distribution fee—Class K	13,549
Transfer agency—Class A	101,765
Transfer agency—Class B	602
Transfer agency—Class C	6,948
Transfer agency—Advisor Class	249,166
Transfer agency—Class R	2,672
Transfer agency—Class K	10,839
Transfer agency—Class I	253
Custodian	89,028
Registration fees	54,190
Printing	44,642
Administrative	37,608
Audit and tax	29,476
Legal	21,167
Trustees’ fees	11,671
Miscellaneous	24,469

Total expenses	5,531,094
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(2,397,705)

Net expenses		3,133,389

Net investment income		14,128,294

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(2,472,420)
Investment transactions		14,909,329
Foreign currency transactions		705
Net realized gain distributions from Affiliated Underlying Portfolios		2,855,551
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(7,356,625)
Investments		(14,338,523)
Foreign currency denominated assets and liabilities		5,944

Net loss on investment and foreign currency transactions		(6,396,039)

Net Increase in Net Assets from Operations		$7,732,255

See notes to financial statements.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,128,294	$19,028,918
Net realized gain on investment transactions	12,437,614	22,556,882
Net realized gain distributions from Affiliated Underlying Portfolios	2,855,551	21,976,450
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,689,204)	(88,441,669)

Net increase (decrease) in net assets from operations	7,732,255	(24,879,419)
Distributions to Shareholders
Class A	(14,132,922)	(11,667,973)
Class B	0	(99,672)
Class C	(647,878)	(702,562)
Advisor Class	(36,481,767)	(30,308,404)
Class R	(59,482)	(74,708)
Class K	(393,909)	(339,830)
Class I	(17,215)	(11,828)
Transactions in Shares of Beneficial Interest
Net decrease	(29,339,310)	(55,121,665)

Total decrease	(73,340,228)	(123,206,061)
Net Assets
Beginning of period	1,260,251,119	1,383,457,180

End of period	$1,186,910,891	$1,260,251,119

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS

February 29, 2020 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$614,347,750		$	– 0	–	$	– 0	–	$614,347,750
Investment Companies	571,547,707			– 0	–		– 0	–	571,547,707
Short-Term Investments	2,118,937			– 0	–		– 0	–	2,118,937
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,333,079			– 0	–		– 0	–	7,333,079

Total Investments in Securities	1,195,347,473			– 0	–		– 0	–	1,195,347,473
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,195,347,473		$	– 0	–	$	– 0	–	$1,195,347,473

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 29, 2020, the reimbursement for such services amounted to $37,608.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $147,180 for the six months ended February 29, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,772 from the sale of Class A shares and received $1,443 and $730 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 29, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 29, 2020, such waiver amounted to $1,112.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2020. For the six months ended February 29, 2020, such waivers and/or reimbursements amounted to $2,396,114.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 29, 2020 is as follows:

														Distributions
Fund	Market Value 8/31/19 (000)			Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/29/20 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$	– 0	–	$87,341	$85,221		$	– 0	–	$	– 0	–	$2,120	$19		$	– 0	–
AB Discovery Growth Fund, Inc.		30,478		1,854	– 0	–		– 0	–		(1,086)		31,246	– 0	–		1,854
AB Trust—AB Discovery Value Fund		29,742		1,343	1,100			(90)			(2,773)		27,122	342			1,002
Bernstein Fund, Inc.: International Small Cap Portfolio		75,378		1,544	4,009			(581)			(1,372)		70,960	1,544			– 0	–
International Strategic Equities Portfolio		251,815		5,424	13,256			(884)			(1,418)		241,681	5,424			– 0	–
Small Cap Core Portfolio		33,976		176	250			(12)			(1,101)		32,789	176			– 0	–
Sanford C. Bernstein Fund, Inc.: Emerging Markets Portfolio		33,868		674	1,500			(125)			1,400		34,317	674			– 0	–
International Portfolio		142,222		2,756	9,759			(780)			(1,007)		133,432	2,756			– 0	–
Government Money Market Portfolio*		2,191		29,684	24,542			– 0	–		– 0	–	7,333	3			– 0	–

Total								$(2,472)			$(7,357)		$581,000	$10,938			$2,856

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended February 29, 2020 amounted to $35,378, of which $17 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$121,621,209		$172,711,119
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$119,445,266
Gross unrealized depreciation	(91,098,388)

Net unrealized appreciation	$28,346,878

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the six months ended February 29, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently

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NOTES TO FINANCIAL STATEMENTS (continued)

invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 29, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 9,087,461	$7,333,079	$423,652	$2,849	$3,101	$479

*	As of February 29, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019

Class A
Shares sold	302,394	532,543	$5,150,568	$8,476,989

Shares issued in reinvestment of dividends and distributions	783,910	767,105	13,310,783	11,007,955

Shares converted from Class B	232,717	69,576	3,978,652	1,110,141

Shares converted from Class C	121,970	599,554	2,044,606	9,702,319

Shares redeemed	(1,543,933)	(3,371,103)	(26,179,704)	(53,567,072)

Net decrease	(102,942)	(1,402,325)	$(1,695,095)	$(23,269,668)

Class B
Shares sold	809	12,737	$13,784	$205,404

Shares issued in reinvestment of dividends and distributions	– 0	–	6,133	– 0	–	88,171

Shares converted to Class A	(230,288)	(68,722)	(3,978,652)	(1,110,141)

Shares redeemed	(4,629)	(31,078)	(77,453)	(496,675)

Net decrease	(234,108)	(80,930)	$(4,042,321)	$(1,313,241)

Class C
Shares sold	22,800	57,782	$390,350	$906,520

Shares issued in reinvestment of dividends and distributions	34,958	44,969	597,439	648,458

Shares converted to Class A	(121,874)	(599,954)	(2,044,606)	(9,702,319)

Shares redeemed	(135,555)	(294,639)	(2,279,039)	(4,660,139)

Net decrease	(199,671)	(791,842)	$(3,335,856)	$(12,807,480)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019

Advisor Class
Shares sold	2,144,071	5,991,622	$36,344,272	$94,284,750

Shares issued in reinvestment of dividends and distributions	2,062,329	2,035,657	34,873,984	29,109,901

Shares redeemed	(5,343,277)	(8,895,602)	(90,222,178)	(140,167,384)

Net decrease	(1,136,877)	(868,323)	$(19,003,922)	$(16,772,733)

Class R
Shares sold	5,889	26,844	$98,301	$423,243

Shares issued in reinvestment of dividends and distributions	3,511	5,228	59,482	74,707

Shares redeemed	(43,379)	(63,542)	(738,805)	(1,019,763)

Net decrease	(33,979)	(31,470)	$(581,022)	$(521,813)

Class K
Shares sold	35,074	63,820	$593,701	$999,372

Shares issued in reinvestment of dividends and distributions	23,350	23,814	393,907	339,829

Shares redeemed	(101,861)	(115,924)	(1,691,864)	(1,808,509)

Net decrease	(43,437)	(28,290)	$(704,256)	$(469,308)

Class I
Shares sold	1,056	1,524	$17,203	$23,491

Shares issued in reinvestment of dividends and distributions	1,017	826	17,215	11,827

Shares redeemed	(653)	(170)	(11,256)	(2,740)

Net increase	1,420	2,180	$23,162	$32,578

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which

34 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$15,021,652	$81,356,641
Net long-term capital gains	28,183,325	16,601,929

Total taxable distributions	$43,204,977	$97,958,570

As of August 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,071,011
Undistributed capital gains	38,785,830
Unrealized appreciation/(depreciation)	47,296,636	(a)

Total accumulated earnings/(deficit)	$90,153,477

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund did not have any capital loss carryforwards.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Effective April 17, 2020, Class I shares of the Fund are no longer being offered.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

38 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.11	$ 16.99	$ 16.27	$ 15.06	$ 14.64	$ 15.76

Income From Investment Operations

Net investment income(a)(b)	.17	.21	.17	.48	.26	.34

Net realized and unrealized gain (loss) on investment transactions	(.09)	(.58)	1.77	1.58	.39	(1.11)

Net increase (decrease) in net asset value from operations	.08	(.37)	1.94	2.06	.65	(.77)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.16)	(.43)	(.48)	(.23)	(.35)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.51)	(1.22)	(.85)	(.23)	(.35)

Net asset value, end of period	$ 15.53	$ 16.11	$ 16.99	$ 16.27	$ 15.06	$ 14.64

Total Return

Total investment return based on net asset value(c)*	.14%	(1.78)%	12.21%	14.35%	4.53%	(4.89)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$336,057	$350,232	$393,100	$386,168	$354,972	$367,939

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.64	%^	.64%	.64%	.85%	.89%	.88%

Expenses, before waivers/reimbursements(d)‡	1.00	%^	1.01%	1.01%	1.01%	1.01%	1.00%

Net investment income(b)	2.02	%^	1.34%	1.02%	3.14%	1.78%	2.18%

Portfolio turnover rate	10%	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40	%^	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.10	$ 16.91	$ 16.15	$ 14.95	$ 14.51	$ 15.62

Income From Investment Operations

Net investment income(a)(b)	.10	.10	.06	.36	.15	.23

Net realized and unrealized gain (loss) on investment transactions	(.09)	(.56)	1.73	1.57	.40	(1.11)

Net increase (decrease) in net asset value from operations	.01	(.46)	1.79	1.93	.55	(.88)

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.00	)(e)	(.24)	(.36)	(.11)	(.23)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.50)	(.35)	(1.03)	(.73)	(.11)	(.23)

Net asset value, end of period	$ 15.61	$ 16.10	$ 16.91	$ 16.15	$ 14.95	$ 14.51

Total Return

Total investment return based on net asset value(c)*	(.23)%	(2.46)%	11.31%	13.45%	3.81%	(5.62)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,714	$23,546	$38,133	$55,532	$97,091	$108,828

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.39	%^	1.40%	1.39%	1.62%	1.64%	1.63%

Expenses, before waivers/reimbursements(d)‡	1.76	%^	1.76%	1.77%	1.76%	1.76%	1.75%

Net investment income(b)	1.23	%^	.64%	.34%	2.38%	1.06%	1.51%

Portfolio turnover rate	10%	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40	%^	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.08	$ 16.96	$ 16.25	$ 15.04	$ 14.62	$ 15.75

Income From Investment Operations

Net investment income(a)(b)	.19	.25	.21	.52	.29	.37

Net realized and unrealized gain (loss) on investment transactions	(.09)	(.57)	1.76	1.58	.40	(1.11)

Net increase (decrease) in net asset value from operations	.10	(.32)	1.97	2.10	.69	(.74)

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.21)	(.47)	(.52)	(.27)	(.39)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.56)	(1.26)	(.89)	(.27)	(.39)

Net asset value, end of period	$ 15.48	$ 16.08	$ 16.96	$ 16.25	$ 15.04	$ 14.62

Total Return

Total investment return based on net asset value(c)*	.26%	(1.49)%	12.44%	14.66%	4.82%	(4.66)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$819,474	$869,353	$931,834	$857,397	$861,450	$858,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.39	%^	.39%	.39%	.60%	.64%	.63%

Expenses, before waivers/reimbursements(d)‡	.75	%^	.76%	.76%	.76%	.76%	.75%

Net investment income(b)	2.26	%^	1.58%	1.26%	3.39%	2.00%	2.42%

Portfolio turnover rate	10%	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40	%^	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.99	$ 16.84	$ 16.14	$ 14.94	$ 14.51	$ 15.63

Income From Investment Operations

Net investment income(a)(b)	.12	.15	.10	.41	.21	.31

Net realized and unrealized gain (loss) on investment transactions	(.09)	(.57)	1.73	1.57	.37	(1.14)

Net increase (decrease) in net asset value from operations	.03	(.42)	1.83	1.98	.58	(.83)

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.08)	(.34)	(.41)	(.15)	(.29)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.54)	(.43)	(1.13)	(.78)	(.15)	(.29)

Net asset value, end of period	$ 15.48	$ 15.99	$ 16.84	$ 16.14	$ 14.94	$ 14.51

Total Return

Total investment return based on net asset value(c)*	(.09)%	(2.17)%	11.62%	13.88%	4.06%	(5.33	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,651	$2,248	$2,898	$3,308	$3,360	$4,212

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.09	%^	1.10%	1.09%	1.30%	1.33%	1.32%

Expenses, before waivers/reimbursements(d)‡	1.46	%^	1.46%	1.47%	1.46%	1.45%	1.44%

Net investment income(b)	1.41	%^	.93%	.59%	2.67%	1.46%	2.02%

Portfolio turnover rate	10%	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40	%^	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.00	$ 16.87	$ 16.17	$ 14.97	$ 14.54	$ 15.66

Income From Investment Operations

Net investment income(a)(b)	.15	.19	.15	.48	.22	.28

Net realized and unrealized gain (loss) on investment transactions	(.09)	(.57)	1.75	1.55	.42	(1.07)

Net increase (decrease) in net asset value from operations	.06	(.38)	1.90	2.03	.64	(.79)

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.14)	(.41)	(.46)	(.21)	(.33)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.63)	(.49)	(1.20)	(.83)	(.21)	(.33)

Net asset value, end of period	$ 15.43	$ 16.00	$ 16.87	$ 16.17	$ 14.97	$ 14.54

Total Return

Total investment return based on net asset value(c)*	.05%	(1.90)%	12.01%	14.22%	4.48%	(5.07)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,624	$10,672	$11,729	$12,527	$16,346	$15,751

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.78	%^	.79%	.78%	99%	1.01%	1.01%

Expenses, before waivers/reimbursements(d)‡	1.15	%^	1.15%	1.16%	1.14%	1.12%	1.13%

Net investment income(b)	1.84	%^	1.19%	.92%	3.18%	1.57%	1.85%

Portfolio turnover rate	10%	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40	%^	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.09	$ 16.96	$ 16.22	$ 15.02	$ 14.59	$ 15.72

Income From Investment Operations

Net investment income(a)(b)	.19	.24	.20	.50	.28	.62

Net realized and unrealized gain (loss) on investment transactions	(.09)	(.58)	1.76	1.58	.41	(1.36)

Net increase (decrease) in net asset value from operations	.10	(.34)	1.96	2.08	.69	(.74)

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.18)	(.43)	(.51)	(.26)	(.39)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–	– 0	–

Total dividends and distributions	(.69)	(.53)	(1.22)	(.88)	(.26)	(.39)

Net asset value, end of period	$ 15.50	$16.09	$ 16.96	$ 16.22	$ 15.02	$ 14.59

Total Return

Total investment return based on net asset value(c)*	.27%	(1.60)%	12.41%	14.56%	4.82%	(4.72)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$391	$383	$367	$726	$1,743	$1,781

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.45	%^	.46%	.45%	.66%	.69%	.68%

Expenses, before waivers/reimbursements(d)‡	.82	%^	.82%	.83%	.82%	.81%	.80%

Net investment income(b)	2.22	%^	1.49%	1.19%	3.24%	1.93%	3.99%

Portfolio turnover rate	10%	20%	22%	111%	9%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40	%^	.40%	.40%	.34%	.41%	.38%

See footnote summary on page 45.

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 29, 2020 and the years ended August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .37% (annualized), .36%, .37% and ..16%, respectively.

(e)	Amount is less than $.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .05% and .05%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Strategy’s portfolio.

46 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

48 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 53

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0152-0220

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.		DESCRIPTION OF EXHIBIT
12	(b) (1)	Certification of Principal Executive Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002
12	(b) (2)	Certification of Principal Financial Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002
12	(c)	Certification of Principal Executive Officer and Principal
Financial Officer Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By: /s/ Robert M. Keith

Robert M. Keith

President

Date: April 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert M. Keith

Robert M. Keith

President

Date: April 26, 2020

By: /s/ Joseph J. Mantineo

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Date: April 26, 2020